LOAN AND SECURITY AGREEMENT


                                      among


                GRAND SUMMIT RESORT PROPERTIES, INC., as Borrower


                                       and


             TEXTRON FINANCIAL CORPORATION, as Administrative Agent


                                       and


                      THE LENDERS LISTED HEREIN, as Lenders


                          Dated as of September 1, 1998

                                TABLE OF CONTENTS
                                                                            Page







1.A      CERTAIN ASTERISKED TERMS............................................  1

1.       INTERPRETATION OF THIS AGREEMENT....................................  2
         1.1      Terms Defined..............................................  2
         1.2      Directly or Indirectly..................................... 69
         1.3      Headings................................................... 69
         1.4      Accounting Principles...................................... 69

2.       ADVANCES AND NOTE................................................... 70
         2.1      Construction Project Advances.............................. 70
         2.2      Inventory Advances......................................... 78
         2.3      Borrowing Mechanics; Advances Generally.................... 83
         2.4      Issuance of Note; Interest Payments........................ 94
         2.5      Collections; Sales Proceeds; Required Payments; Voluntary
                   Prepayments of the Loan ..................................108
         2.6      Participating Lender.......................................133
         2.7      Commitment Fee.............................................136
         2.8      Right of First Refusal.....................................137

3.       COLLATERAL..........................................................138
         3.1      Security...................................................138
         3.2      Undertakings Regarding Collateral..........................140
         3.3      Financing Statements.......................................142
         3.4      Location of Collateral; Books and Records..................142
         3.5      Insurance of Collateral....................................142
         3.6      Condemnation...............................................147
         3.7      Taxes Affecting Collateral.................................151
         3.8      Discharge of Liens Affecting Collateral....................152
         3.9      Use of the Projects; Voting Rights of GSRP.................154
         3.10     Other Quartershare Covenants...............................156
         3.11     Protection of Collateral; Assessments; Reimbursement.......159
         3.12     Interest on Lender Paid Expenses...........................159
         3.13     Lender Responsibility......................................160
         3.14     Verification of Contracts..................................160
         3.15     Release of Lien on Quartershare Interests and Commercial
                   Units ....................................................160
         3.16     Nondisturbance Agreements..................................161
         3.17     Filing of Declarations; Incorporation of Associations......163
         3.18     Note Purchase Agreement....................................163
         3.19     LSA I Retainages...........................................164

4.       REPRESENTATIONS AND WARRANTIES AND COVENANTS........................164
         4.1      Subsidiaries and Capital Structure.........................164
         4.2      Corporate Matters..........................................164
         4.3      Business and Property......................................164
         4.4      Financial Statements.......................................165
         4.5      Full Disclosure............................................165
         4.6      Pending Litigation.........................................165
         4.7      Title to Properties; Environmental Status..................165
         4.8      Trademarks; Licenses and Permits...........................166
         4.9      Transaction Is Legal and Authorized........................166
         4.10     No Defaults................................................166
         4.11     Governmental Consent.......................................166
         4.12     Taxes......................................................167
         4.13     Use of Proceeds............................................167
         4.14     Compliance with Law........................................167
         4.15     Restrictions of GSRP.......................................168
         4.16     Brokers' Fees..............................................168
         4.17     Deferred Compensation Plans................................168
         4.18     Labor Relations............................................169
         4.19     Validity of Contracts......................................169
         4.20     Validity of Liens Granted to Lender........................169
         4.21     Quartershare Regimen Reports...............................169
         4.22     Sale of Quartershare Interests.............................169
         4.23     Solvency...................................................170

5.       CONDITIONS PRECEDENT TO CLOSING OF THIS AGREEMENT...................170
         5.1      Opinions of Counsel........................................170
         5.2      Warranties and Representations True as of Closing Date.....170
         5.3      Compliance with this Agreement.............................171
         5.4      Officer's Certificates; Secretary's Certificates;
                    Good-Standing Certificates ..............................171
         5.5      Uniform Commercial Code Financing Statements...............172
         5.6      Subordination of Indebtedness..............................172
         5.7      Expenses...................................................172
         5.8      Notes; TFC Architect.......................................172
         5.9      Inspection.................................................172
         5.10     Loan Disbursement Agreements...............................172
         5.11     Proceedings Satisfactory...................................172

6.       CONSTRUCTION PROJECT ADVANCES CLOSING CONDITIONS....................173
         6.1      First Project Advance......................................173
         6.2      Special Submissions........................................179
         6.3      Requests for Construction Project Advance..................180
         6.4      Final Construction Advance Conditions......................181
         6.5      Defaults; Expenses; Miscellaneous..........................182
         6.6      Disbursements; Disbursement Agent Reports..................183
         6.7      Proceedings Satisfactory...................................183
         6.8      Subcontracts...............................................183
         6.9      Costs and Expenses.........................................183

6A.      REQUESTS FOR INVENTORY ADVANCE FOR CONSTRUCTION PROJECTS............184

6B.      REQUESTS FOR INVENTORY ADVANCE FOR 1997 PROJECTS....................185

7.       COVENANTS...........................................................186
         7.1      Payment of Taxes and Claims................................186
         7.2      Maintenance of Properties; Company Existence; Indebtedness;
                   Liens; Business ..........................................187
         7.3      Payment of Notes and Maintenance of Office.................189
         7.4      Sale of Properties.........................................189
         7.5      Consolidation and Merger...................................190
         7.6      Guaranties.................................................190
         7.7      Distributions..............................................190
         7.8      Compliance with Environmental Laws.........................190
         7.9      Transactions with Affiliates; Principal Properties.........192
         7.10     Use of the Lender Name.....................................192
         7.11     Subordinated Obligations...................................192
         7.12     Notice of Legal Proceedings................................192
         7.13     Further Assurances.........................................193
         7.14     Financial Statements.......................................193
         7.15     Officers' Certificate......................................195
         7.16     Inspection.................................................196

8.       EVENTS OF DEFAULT...................................................196
         8.1      Default....................................................196
         8.2      Default Remedies...........................................198

9.       REVIVAL OF OBLIGATIONS AND LIENS....................................215

10.      THE ADMINISTRATIVE AGENT............................................215
         10.1     Appointment................................................215
         10.2     Powers; General Immunity...................................215
         10.3     Representations and Warranties; No Responsibility For
                    Appraisal of Creditworthiness ...........................217
         10.4     Right to Indemnity.........................................218
         10.5     Successor the Administrative Agent.........................218
         10.6     Collateral Documents.......................................219
         10.7     Designation of Additional Administrative Agent.............219
         10.8     Payments...................................................219
         10.9     Agent's Fee................................................220
         10.10    Project Required Lenders...................................220
         10.11    Cash Collateral Account....................................221

11.      MISCELLANEOUS.......................................................221
         11.1     Governing Law..............................................221
         11.2     Expenses and Closing Fees..................................222
         11.3     Parties, Successors and Assigns............................223
         11.4     Notices....................................................223
         11.5     Total Agreement............................................224
         11.6     Survival...................................................224
         11.7     Set-Off....................................................225
         11.8     Ratable Sharing............................................225
         11.9     Litigation.................................................226
         11.10    Power of Attorney..........................................227
         11.11    Survival of Indemnities....................................227
         11.12    Conflicting Obligations; Rights and Remedies...............227
         11.13    Independent Nature of Lenders' Rights......................228
         11.14    Severability...............................................228
         11.15    Duplicate Originals, Execution in Counterpart..............228
         11.16    Consent....................................................228
         11.17    Subordination of Note Purchase Agreement...................228


Schedule 1        List of certain Costs and Expenses for Approval of Lenders
Schedule 2-A      Description of Canyons Project
Schedule 2-B      Description of Steamboat Project
Schedule 2-C      Description of *Sugarbush Project
Schedule 2-D      Description of *Sugarloaf Project
Schedule 2-E      Description of Jordan Bowl Project
Schedule 2-F      Description of Attitash Project
Schedule 2-G      Description of Killington Project
Schedule 2-H      Description of Mt. Snow Project
Schedule 3        Schedule of Minimum Release Prices/Pay-Out Release Prices
Schedule 4        Permitted Exceptions
Schedule 5        Intentionally Omitted
Schedule 6        Textron Financial Corporation Purchase Facility
Schedule 7        Payment Instructions
Schedule 8        Property-Related Contracts
Schedule 9        Names of Affiliates and Nature of Affiliation
Schedule 10       General Business Description
Schedule 11       Financial Statements of GSRP and Host Companies
Schedule 12       Litigation
Schedule 13       Permitted Leases
Schedule 14       Hazardous Substances
Schedule 15       Licenses, Permits etc not obtained
Schedule 16       Intentionally Omitted
Schedule 17       Deferred Compensation Plans
Schedule 18       List of Fees
Schedule 19       Addresses for Notices and Demands

Exhibit A         Escrow Account Acknowledgement
Exhibit B-1       Form of Steamboat Blanket Mortgage
Exhibit B-2       Form of Canyons Blanket Mortgage
Exhibit B-3       Form of *Sugarbush Blanket Mortgage
Exhibit B-4       Form of *Sugarloaf Blanket Mortgage
Exhibit B-5       Form of Jordan Bowl Blanket Mortgage
Exhibit B-6       Form of Attitash Blanket Mortgage Amendment
Exhibit B-7       Form of Killington Blanket Mortgage Amendment
Exhibit B-8       Form of Mt. Snow Blanket Mortgage Amendment
Exhibit C         Form of Loan Disbursement Agreement
Exhibit D-1       Form of Validation Certificate for Validated Contracts
Exhibit D-2       Form of Validation Certificate for Validated Reservation
                    Contracts
Exhibit E-1       Form of Steamboat Project Advance Note
Exhibit E-2       Form of Canyons Project Advance Note
Exhibit E-3       Form of *Sugarbush Project Advance Note
Exhibit E-4       Form of *Sugarloaf Project Advance Note
Exhibit E-5       Form of Steamboat Inventory Advance Note
Exhibit E-6       Form of Canyons Inventory Advance Note
Exhibit E-7       Form of *Sugarbush Inventory Advance Note
Exhibit E-8       Form of *Sugarloaf Inventory Advance Note
Exhibit E-9       Form of Jordan Bowl Inventory Advance Note
Exhibit E-10      Form of Attitash Inventory Advance Note
Exhibit E-11      Form of Killington Inventory Advance Note
Exhibit E-12      Form of Mt. Snow Inventory Advance Note
Exhibit F         Form of Proxy
Exhibit G         Form of Request of Release
Exhibit H         Form of Partial Release of Mortgage
                  (Colorado, Utah, Vermont, New Hampshire and Maine)
Exhibit I         Form of Partial Release of Security Interest
                  (Colorado, Utah, Vermont, New Hampshire and Maine)
Exhibit J         Form of Instrument of Subordination
Exhibit K-1       Form of Steamboat Assignment of Declarant's Rights
Exhibit K-2       Form of Canyons Assignment of Declarant's Rights
Exhibit K-3       Form of *Sugarbush Assignment of Declarant's Rights
Exhibit K-4       Form of *Sugarloaf Assignment of Declarant's Rights
Exhibit K-5       Form of Jordan Bowl Assignment of Declarant's Rights
Exhibit K-6       Form of Killington Assignment of Declarant's Rights
Exhibit K-7       Form of Mt. Snow Assignment of Declarant's Rights
Exhibit L-1       Form of Opinion of GSRP's Counsel
Exhibit L-2       Form of Opinion of GSRP's Counsel
Exhibit L-3       Form of Opinion of GSRP's Maine Counsel
Exhibit L-4       Form of Opinion of GSRP's Vermont Counsel
Exhibit L-5       Form of Opinion of GSRP's Colorado Counsel
Exhibit L-6       Form of Opinion of GSRP's Utah Counsel
Exhibit M         Form of Officer's Certificate
Exhibit N         Form of Secretary's Certificate of GSRP
Exhibit O         Form of Secretary's Certificate of Parent/Host Company
Exhibit P         Form of Subordination Agreement
Exhibit Q-1       Form of Steamboat Assignment of Property-Related Contracts
Exhibit Q-2       Form of Canyons Assignment of Property-Related Contracts
Exhibit Q-3       Form of *Sugarbush Assignment of Property-Related Contracts
Exhibit Q-4       Form of *Sugarloaf Assignment of Property-Related Contracts
Exhibit Q-5       Form of Jordan Bowl Assignment of Property-Related Contracts
Exhibit Q-6       Form of Attitash Assignment of Property-Related Contracts
Exhibit Q-7       Form of Killington Assignment of Property-Related Contracts
Exhibit Q-8       Form of Mt. Snow Assignment of Property-Related Contracts
Exhibit R-1       Form of Steamboat Assignment of Rents
Exhibit R-2       Form of Canyons Assignment of Rents
Exhibit R-3       Form of *Sugarbush Assignment of Rents
Exhibit R-4       Form of *Sugarloaf Assignment of Rents
Exhibit S         Form of Assignment of Architect's Contract
Exhibit T         Form of Assignment of Construction Contract
Exhibit U-1       Form of Request for Construction Project Advance
Exhibit U-2       Form of Request for Inventory Advance
Exhibit V         Form of Assignment of Contracts

                           LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT (as amended from time to time, this "Agreement"), made and executed as of the 1st day of September, 1998, by and among GRAND SUMMIT RESORT PROPERTIES, INC., a Maine corporation, as debtor (herein referred to as "GSRP"), the lenders listed on the signature pages hereof (each individually referred to herein as a "Lender" and, collectively, the "Lenders") and TEXTRON FINANCIAL CORPORATION, a Delaware corporation, as agent for the Lenders (in such capacity herein referred to as the "Administrative Agent").

                                    RECITALS

          A. GSRP desires that the Lenders extend certain credit facilities to GSRP in respect of one or more of the Projects (as such term is hereinafter defined) for the purposes hereinafter stated;

         B. The Lenders are agreeable, on the terms and conditions hereinafter stated, to extend such facilities in respect of such Project or Projects;

         C. GSRP is agreeable to

                    (i)   granting  a  lien  and   security   interest   to  the
                    Administrative Agent on behalf of the Lenders in, or

                    (ii) otherwise conveying, encumbering and/or mortgaging to the Administrative Agent on behalf of the Lenders all of,

         the Collateral (as such term is hereinafter defined) in order to secure its obligations hereunder and under the other Security Documents (as such term is hereinafter defined);

         NOW,  THEREFORE,  in  consideration of the premises and the agreements,
provisions  and  covenants   herein   contained,   GSRP,  the  Lenders  and  the
Administrative Agent agree as follows:

1.1. TERMS DEFINED

1.A      CERTAIN ASTERISKED TERMS.

         GSRP and the Lenders agree that any term in this Agreement or in any of the other Security Documents (as defined below) that is marked with an asterisk (*) shall be deemed for all purposes of this Agreement and the other Security Documents not to be included herein or therein and, in connection with any construction of this Agreement or the other Security Documents, such asterisked terms shall be fully disregarded. If any such asterisked terms form components of other defined terms or are, directly or indirectly, included or referred to in any provision of this Agreement or any other Security Document, such asterisked terms shall be fully excluded, as such components, from such defined terms and their inclusion or reference in any such provision shall be fully disregarded, including, without limitation, disregarding any condition herein that requires the delivery of a document or opinion or the taking of any action in respect of an asterisked term. To the extent that any defined term or provision in this Agreement or the other Security Documents requires grammatical correction in order to conform to the proper rules of English grammar by virtue of the disregarding of any asterisked term, such correction or corrections shall be deemed to have been effected without further action being required on the part of GSRP or any Lender (such actions being considered by GSRP and the Lender as being ministerial in nature). The Lenders and GSRP have agreed to allow the asterisked terms to remain in this Agreement and the other Security Documents solely as a convenience to them in case the Lenders (or other lenders) and GSRP may, in writing, agree in the future to provide and accept, as the case may be, additional financing with respect to such asterisked terms. Unless and until such event occurs and a separate writing is entered into among GSRP, the Administrative Agent and the Lenders in accordance with the terms hereof deleting the effectiveness of this Section 1.A, this Section 1.A shall remain in full force and effect. For the avoidance of doubt, certain determinations as to dates, amounts or other numerical determinations herein in respect of the asterisked terms have been bracketed to indicate that such determinations must be finalized in connection with any amendment hereto pursuant to which such asterisked terms are brought into and made a part of this Agreement.

1.       INTERPRETATION OF THIS AGREEMENT

         1.1      Terms Defined.

         As used in this Agreement, the following terms shall have the following respective meanings set forth below or set forth in the Section referred to following such term:

                  Administrative Agent -- has the meaning set forth in the first paragraph of this Agreement. To the extent that Textron Financial Corporation shall act as a collateral trustee under a collateral trust indenture for purposes of certain Security Documents in respect of the Jordan Bowl Project, Textron Financial Corporation's status as collateral trustee thereunder shall be construed as being a part of its role as "Administrative Agent" hereunder.

                  Advance -- means any one or more of the Interest Advances, Inventory Advances or Construction Project Advances, as the case may be.

                  Advance Date -- means, with respect to any Inventory Advance, the Inventory Advance Date related to such Inventory Advance and, with respect to any Construction Project Advance, the Construction Project Advance Date related to such Construction Project Advance.

                  Affiliate -- means any Person

                              (a) which  directly or  indirectly  through one or
                    more intermediaries controls, or is controlled by, or is under common control with, GSRP;

                              (b) which beneficially owns or holds 5% or more of
                    any class of the Voting Equity of GSRP; or

                              (c) 5% or more of the  Voting  Equity  of which is
                    beneficially owned or held by GSRP.

         The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Equity, other voting Securities, by contract or otherwise.

                  Aggregate Construction Project Borrowing Base -- means, on any date, the result of (a) $145,000,000, minus (b) the sum of (i) the aggregate outstanding principal balance of all Inventory Advances as of such date and (ii) the aggregate outstanding principal balance of all Interest Advances as of such date.

                   Agreement or this Agreement -- as defined in the preamble hereto.

                  Applicable  States -- means (i)  Colorado,  Maine,  Utah,  New
         Hampshire and Vermont, and (ii) any other state in which GSRP is or becomes qualified to sell Quartershare Interests, provided that acceptable proof of such qualification has been delivered to the Administrative Agent.

                  Approved Escrow Account -- means,

                           (a) in the  case  of the  Steamboat  Project  and any
                  Contract or Reservation Contract related thereto, the account maintained by the Steamboat Escrow Agent,

                           (b) in the  case of the  *Sugarloaf  Project  and any
                  Contract related thereto, the account maintained by the Sugarloaf Escrow Agent,

                           (c) in  the  case  of the  Canyons  Project  and  any
                  Contract related thereto, the account maintained by the Canyons Escrow Agent,

                           (d) in the  case of the  *Sugarbush  Project  and any
                  Contract related thereto, the account maintained by the *Sugarbush Escrow Agent,

                           (e) in the case of the Jordan  Bowl  Project  and any
                  Contract related thereto, the account maintained by the Jordan Bowl Escrow Agent,

                           (f) in the  case  of the  Attitash  Project  and  any
                  Contract related thereto, the account maintained by the Attitash Escrow Agent,

                           (g) in the  case of the  Killington  Project  and any
                  Contract related thereto, the account maintained by the Killington Escrow Agent, and

                              (d) in the case of the Mt.  Snow  Project  and any
                    Contract related thereto, the account maintained by the Mt. Snow Escrow Agent, Vermont,

         provided that, in each case, GSRP and the applicable escrowee shall have acknowledged and agreed in writing (which writing shall be substantially in the form of Exhibit A hereto) that, upon the consummation of the sale of any Quartershare Interest subject to any such Contract (in accordance with the terms of such Contract), all cash on deposit in such escrow account will be paid directly to the Administrative Agent (less any customary and normal costs of closing of such Contract not previously deducted from other cash proceeds in respect of such sale).

                  Architect -- means, as the context may require, any one or more of the following: the *Sugarloaf Architect, the Canyons Architect, the Steamboat Architect and/or the *Sugarbush Architect.

                  Architect's Construction Cost Certificate -- means, with respect to the construction at any Construction Project and any Construction Cost Certificate issued hereunder, a certificate, addressed to the Administrative Agent and in form and substance satisfactory to the Administrative Agent, from the Architect for such Construction Project and the TFC Architect which

                           (a) confirms that such Architect and such TFC Architect have inspected the construction at such Construction Project and reviewed such Construction Cost Certificate and the attachments thereto,

                           (b) confirms that such  Construction Cost Certificate
                  and the attachments thereto are satisfactory to them,

                           (c) certifies that the  construction  of the building
                  and the other improvements at such Construction Project have been made in accordance with the Plans for such Construction Project and in compliance with all applicable laws,

                           (d) confirms that the unexpended construction portion
                  of the Budget for such Construction Project is adequate to complete the construction at such Construction Project,

                           (e) confirms that the aggregate  principal  amount of
                  the Construction Project Advances then outstanding used to finance Construction Costs for such Construction Project is not more than 100% of aggregate cost of the construction work then in place for such Construction Project plus the pre-development expenses and land values (net of mortgage debt) of such Construction Project set forth on Schedule 1 hereto minus the cash portion of the Funding Date Equity Contribution applicable thereto,

                           (f) confirms that the completion of the  construction
                  of the building and the other improvements at such Construction Project in connection therewith can reasonably be expected to occur on or before the Completion Date for such Construction Project, and

                           (g) states in detail any  modifications or changes to
                  the Budget for such Construction Project or such Plans not previously disclosed in a prior Architect's Construction Cost Certificate for such Construction Project.

                  Architect's Final Construction Cost Certificate -- means, with respect to the completion of the construction at any Construction Project and the Final Construction Cost Certificate issued hereunder in respect thereof, a certificate, addressed to the Administrative Agent and in form and substance satisfactory to the Administrative Agent, from the Architect for such Construction Project and the TFC Architect which

                           (a) confirms that such Architect and such TFC Architect have inspected the construction at such Construction Project and reviewed such Final Construction Cost Certificate and the attachments thereto,

                           (b)  confirms  that  such  Final   Construction  Cost
                  Certificate and the attachments thereto are satisfactory to them,

                           (c) certifies that the  construction  of the building
                  and the other improvements at such Construction Project in connection therewith has been in accordance with Plans for such Construction Project, is in compliance with all applicable laws and is complete as provided for in the Plans for such Construction Project, and

                           (d) has as an attachment a Certificate of Substantial
                  Completion (AIA Document G704) executed by such Architect and the General Contractor with respect to such Construction Project; the Final Architect's Construction Cost Certificate shall certify that the list of items to be completed set forth on such Certificate of Substantial Completion by such General Contractor shall have been completed in accordance with the Plans for such Construction Project.

                  ASC Indenture -- means that certain Indenture, dated as of June 28, 1996, with ASC East, Inc., as issuer, and United States Trust Company of New York, as trustee, in respect of the Series A and Series B 12% Senior Subordinated Notes due 2006.

                  Assignment of Architect's Contract -- means, as the context may require, any one or more of the following: the Steamboat Assignment of Architect's Contract, the Canyon Assignment of Architect's Contract, the *Sugarbush Assignment of Architect's Contract and/or the *Sugarloaf Assignment of Architect's Contract.

                  Assignment of Construction Contract -- means, as the context may require, any one or more of the following: the Steamboat Assignment of Construction Contract, the Canyon Assignment of Construction Contract, the *Sugarbush Assignment of Construction Contract and/or the *Sugarloaf Assignment of Construction Contract.

                  Assignment of Declarant's Rights -- means, as the context may require, any one or more of the following: the Steamboat Assignment of Declarant's Rights, the Canyon Assignment of Declarant's Rights, the *Sugarbush Assignment of Declarant's Rights, the *Sugarloaf Assignment of Declarant's Rights, the Jordan Bowl Assignment of Declarant's Rights, the Attitash Assignment of Declarant's Rights, the Killington Assignment of Declarant's Rights and/or the Mt. Snow Assignment of Declarant's Rights.

                  Assignment of Property-Related Contracts -- means, as the context may require, any one or more of the following: the Steamboat
         Assignment of Property-Related Contracts, the Canyon Assignment of Property-Related Contracts, the *Sugarbush Assignment of
         Property-Related    Contracts,    the    *Sugarloaf    Assignment    of
         Property-Related Contracts, the Jordan Bowl Assignment of Property-Related Contracts, the Attitash Assignment of Property-Related Contracts, the Killington Assignment of Property-Related Contracts and/or the Mt. Snow Assignment of Property-Related Contracts.

                  Assignment of Rents -- means, as the context may require, any one or more of the following: the Steamboat Assignment of Rents, the Canyons Assignment of Rents, the *Sugarbush Assignment of Rents, the *Sugarloaf Assignment of Rents, the Jordan Bowl Assignment of Rents, the Attitash Assignment of Rents, the Killington Assignment of Rents and/or the Mt. Snow Assignment of Rents.

                    Association(s) -- means, as the context may require, any one or more of the following: the Steamboat Association, the *Sugarloaf Association, the Canyons Association, the *Sugarbush Association, the Jordan Bowl Association, the Attitash Association, the Killington Association and/or the Mt. Snow Association.

                  Attitash Assignment of Contracts -- means an assignment of the Contracts arising in respect of the sale of Attitash Quartershare Interests substantially in the form of Exhibit V attached to this Agreement.

                  Attitash   Assignment  of  Declarant's  Rights  --  means  the
         assignment in respect of GSRP's declarant's rights under the Attitash Declaration dated as of August 21, 1997, as amended from time to time.

                  Attitash Assignment of Property-Related Contracts -- means the assignment in respect of Property-Related Contracts connected with the Attitash Project substantially in the form of Exhibit Q-6 to this Agreement, as amended from time to time.

                  Attitash Assignment of Rents -- means the Assignment of Lease and Rents in respect of the Attitash Project dated as of August 21, 1997, as amended from time to time.

                  Attitash Association -- means the Grand Summit Hotel Condominium Unit Owners' Association, Inc., a voluntary corporation established under the laws of New Hampshire, or any successor association thereto as provided in the Attitash Declaration.

                  Attitash Blanket Mortgage -- means the Mortgage, Assignment of Rents, Security Agreement and Financing Statement encumbering the Attitash Project dated as of August 21, 1997, as amended from time to time.

                  Attitash By-Laws -- means those certain By-Laws of Grand Summit Hotel and Crown Club at Attitash Bear Peak, a Condominium, which is recorded in Book 1692 at Page 1008 of the Register of Carroll County, New Hampshire, as amended from time to time in accordance with the provisions hereof.

                  Attitash Commitment Period -- means, with respect to the Attitash Project and the Attitash Inventory Advance to be made in respect thereof, the period commencing on the Closing Date and ending on the Attitash Termination Date.

                  Attitash Common Areas -- means those areas at the Attitash Project that have been designated in accordance with the Attitash Declaration, on the Attitash Resort Map or by the Attitash Association as "Common Areas," as used and defined in the Attitash Declaration, for the primary or exclusive use of the owners of Attitash Residential Units, Attitash Quartershare Interests and Attitash Commercial Units.

                    Attitash Commercial Unit -- means a commercial condominium unit at the Attitash Project.

                  Attitash Declaration -- means that certain Grand Summit Hotel and Crown Club at Attitash Declaration of Condominium and Interval Ownership Interests by GSRP, as declarant, which is recorded in Book 1692 at Page 989 of the Register of Carroll County, New Hampshire, as amended from time to time in accordance with the provisions hereof.

                  Attitash Easements -- means that certain Amended and Restated Declaration of Easements by and between L.B.O. Holding, Inc., a Maine corporation, and GSRP, which is recorded in Book 1674 at Page 471 of the Register of Carroll County, New Hampshire, as amended from time to time in accordance with the provisions hereof.

                  Attitash Escrow Agent -- means Berlin City Bank of Berlin, New Hampshire, or such escrowee duly authorized to act as such under applicable New Hampshire law.

                    Attitash Inventory Advance -- as defined in Section 2.2 hereof.

                  Attitash Inventory Advance Commitment-- means, with respect to each Attitash Inventory Advance Lender, the amount set forth underneath its signature hereto with respect to the Attitash Inventory Advances, provided that the amount of such Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under Section 2.3(a)(i) hereof and any assignments of Commitments permitted under
         Section 2.6(b) hereof.

                  Attitash Inventory Advance Lenders -- means the Lenders identified on the signature pages hereto that have made an Attitash Inventory Advance Commitment (subject to the terms and conditions hereof) to lend the amounts set forth under their respective signature blocks in respect of the Attitash Inventory Advance, together with their successors and permitted assigns pursuant to Section 2.6(b) of this Agreement.

                    Attitash Inventory Advance Maturity Date -- means the January 2, 2001.

                    Attitash Inventory Advance Note -- as defined in Section 2.4(a) of this Agreement.

                  Attitash Inventory Required Lenders -- means any one or more of the Attitash Inventory Advance Lenders having or holding 51% or more of the Attitash Loan Exposure.

                  Attitash Limited Common Areas -- means those areas at the Attitash Project that have been designated in accordance with the Attitash Declaration, on the Attitash Resort Map or by the Attitash Association as "Limited Common Areas," as used and defined in the Attitash Declaration, for the primary or exclusive use of certain of the owners of Attitash Residential Units, Attitash Quartershare Interests and Attitash Commercial Units, as the case may be.

                  Attitash Loan -- means, at any time, the aggregate principal balance of the Attitash Inventory Advance outstanding at such time.

                  Attitash Loan Exposure -- means, with respect to any Attitash Inventory Advance Lender, as of any date of determination, (a) prior to the termination of the Attitash Commitment Period, the total of the Attitash Inventory Advance Commitments of the Attitash Inventory Advance Lenders and (b) after the termination of the Attitash Commitment Period, the aggregate principal amount of the Attitash Inventory Advance outstanding on such date.

                  Attitash Notes  -- means the Attitash Inventory Advance Notes.

                  Attitash Obligations -- means all sums now or hereafter loaned or advanced by any one or more the Attitash Inventory Advance Lenders and/or the Administrative Agent to, or otherwise incurred by, GSRP under this Agreement in respect of the Attitash Project, the Attitash Notes and/or any of the other Attitash Security Documents (including, without limitation, accrued and unpaid interest in respect of the Attitash Notes and Loan Costs attributable to the Attitash Project and/or the Attitash Security Documents), and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, GSRP in respect of the Attitash Project and/or the Attitash Security Documents arising hereunder or thereunder.

                    Attitash Required Lenders -- means the Attitash Inventory Required Lenders.

                  Attitash Termination Date -- means the earliest of

                           (a) the date on which the Lenders' obligations hereunder to make Advances are terminated pursuant to Section 8.2(a) of this Agreement,

                           (b) the date on which the Obligations are accelerated
                  pursuant to Section 8.2(a) of this Agreement,

                           (c) the date on which any of the  Events  of  Default
                  set forth in Section 8.1(e) shall have occurred, and

                              (d) the day on which the Attitash Inventory Advance is made hereunder.

         If the first Construction Project Advance in respect of the Attitash Project shall not have been made prior to December 15, 1998, then the Attitash Termination Date shall be deemed to be December 15, 1998.

                  Attitash Project -- means that certain resort property commonly known as The Grand Summit Hotel and Crown Club at Attitash, situated on certain land located in Bartlett, New Hampshire, and particularly described on Schedule 2-F attached hereto and made a part hereof, and including all improvements now or hereafter located on said land, and all facilities, roadways, common furnishings, club furnishings, equipment and all other appurtenances thereunto belonging. Attitash Project shall include the Attitash Residential Units, the Attitash Quartershare Interests, the Attitash Common Area and the Attitash Limited Common Areas in respect of said land.

                  Attitash Project Documents -- means the Attitash Declaration, the Articles of Incorporation and the By-Laws of the Attitash Association, and the rules and regulations of the Attitash Association.

                  Attitash     Quartershare     Interest     --    means     the
         "Quarter-Interest," as described and defined in the Attitash Declaration and the Attitash By-Laws, with the owner of such interest being entitled to the exclusive right to the possession, use and occupancy of an Attitash Residential Unit during thirteen (13) calendar weeks of each calendar year, as more particularly provided in the Attitash Declaration.

                    Attitash Residential Unit -- means a residential condominium unit at the Attitash Project.

                  Attitash Resort Map -- means that (a) certain Condominium Plan Grand Summit Hotel at Attitash prepared by Thaddeus-Thorne Surveys, Inc., dated September 18, 1996, parts I and II recorded in the Carroll County Registry of Deeds at Plan Book 157, Pages 56 and 57, as revised by revisions dated January 21, 1997 and March 25, 1997 and recorded on April 10, 1997 at Plan Book 159 Pages 77 and 78 and (b) that certain As Built Site Plan prepared by Thaddeus-Thorne Surveys, Inc. and As Built Floor Plans prepared by JSA, Inc., all dated March 27, 1997, recorded March 28, 1997 at Plan Book 159, Pages 53 through 65.

                    Beneficial Improvements Agreements -- means each of the following:

                           (a) with  respect to the Jordan  Bowl  Project,  that
                  certain Beneficial Improvements Agreement dated September 24, 1997, between GSRP and Sunday River Skiway Corporation, a Maine corporation (the "Jordan Bowl Host Company"), relating to certain infrastructure items located at the Jordan Bowl Project;

                           (b) with  respect  to the  Killington  Project,  that
                  certain Beneficial Improvements Agreement dated September 24, 1997, between GSRP and Killington, Ltd., a Vermont corporation (the "Killington Host Company"), relating to certain infrastructure items located at the Killington Project; and

                           (c) with respect to the Mt. Snow Project, that certain Beneficial Improvements Agreement dated September 24, 1997, between GSRP and Mount Snow, Ltd., a Vermont corporation (the "Mt. Snow Host Company"), relating to certain infrastructure items located at the Mt. Snow Project.

          There is no Host Company Lease Agreement or a Beneficial Improvements Agreements for the Attitash Project.

                  Blanket Mortgage(s) -- means, as the context may require,  any one or more of the following: the Steamboat Blanket Mortgage, the Canyons Blanket Mortgage, the *Sugarbush Blanket Mortgage, the *Sugarloaf Blanket Mortgage, the Jordan Bowl Blanket Mortgage, the Attitash Blanket Mortgage, the Killington Blanket Mortgage and/or the Mt. Snow Blanket Mortgage.

                  Books and Records -- means all books, records, computer tapes, disks, software and micro-fiche records of GSRP.

                  Budget -- means, with respect to any Construction Project, the budget submitted to the Administrative Agent by GSRP for the acquisition costs or value, development, construction and furnishing of such Construction Project in accordance with the Plans for such Construction Project and the marketing and selling of the Quartershare Interests for such Construction Project, which budget shall have been accepted by the Administrative Agent, as amended from time to time (each such amendment to have been accepted by the Administrative Agent in writing). Such budget shall include, among other things, all costs of materials, fixtures, furnishings, personal Property and labor to be incurred in the construction and furnishing of the Residential Units, the Common Elements and any limited common elements, in each case for such Construction Project, and the provision of all utilities to such Construction Project. The Budget for such Construction Project (and any amendment thereto) shall, among other things, consist of

                           (a) a description of work, such work being classified
                  and shown on a line item basis reasonably satisfactory to the Administrative Agent for the building and other improvements to be built at such Construction Project, such classification to include: "construction line items" for sitework, concrete work, masonry work, rough carpentry work, finish carpentry and cabinet work, architectural carpentry work, waterproofing, insulation, fireproofing, drywall, ceiling work, flooring and base work, painting and finishing work, wall covering work, windows, ceramic tile work, bathroom fixtures and hardware, kitchen fixtures and hardware, HVAC, plumbing work, sprinkler work and electrical work; "furniture, fixtures and equipment line items"; "marketing costs line items;" "sale cost line items;" "commissions payable line items"; and "professional fee line items" (including architectural, engineering, accounting and legal services),

                           (b) an allocation to each construction line item of a
                  scheduled portion of the fixed construction price in the Construction Contract for such Construction Project, and

                           (c) a completion  timeline for each construction line
                  item indicating when such item is anticipated to be 25%, 50%, 75% and 100% completed.

                  Business Day -- means a day other than a Saturday or Sunday or a day on which banks in the State of Maine, the State of Rhode Island or the State of Connecticut are required or authorized by law to be closed (other than for a general banking moratorium or holiday for a period exceeding 4 consecutive days).

                  By-Laws -- means individually or collectively (as the context may require), the by-laws of the Associations, as amended from time to time.

                  Canyons Architect -- means a duly licensed architect under Utah law approved by the Administrative Agent.

                  Canyons Assignment of Architect's Contract -- means the assignment of GSRP's rights under that certain architect's contract with the Canyons Architect in respect of the Canyons Project substantially in the form of Exhibit S to this Agreement, as amended from time to time.

                  Canyons Assignment of Contracts -- means an assignment of the Contracts arising in respect of the sale of Canyons Quartershare Interests substantially in the form of Exhibit V attached to this Agreement.

                  Canyons Assignment of Construction Contract -- means the assignment of GSRP's rights under the Canyons Construction Contract substantially in the form of Exhibit T to this Agreement, as amended from time to time.

                  Canyons Assignment of Declarant's Rights -- means the assignment in respect of GSRP's declarant's rights under the Canyons Declaration substantially in the form of Exhibit K-2 to this Agreement, as amended from time to time.

                  Canyons Assignment of Property-Related Contracts -- means the assignment in respect of Property-Related Contracts connected with the Canyons Project substantially in the form of Exhibit Q-2 to this Agreement, as amended from time to time.

                  Canyons Assignment of Rents -- means the Assignment of Lease and Rents in respect of the Canyons Project substantially in the Form of Exhibit R-2 to the Agreement, as amended from time to time.

                  Canyons Association -- means Grand Summit Resort Hotel Owners Association, The Canyons, Utah, a Utah non-profit corporation, or any successor association thereto as provided in the Canyons Declaration.

                  Canyons Blanket Mortgage -- means the Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement encumbering the Canyons Project substantially in the form of Exhibit B-2 to this Agreement, as amended from time to time.

                  Canyons CCR's -- means (a) that certain Declaration of Protective Covenants by GSRP, as declarant, which is to be recorded in Summit County, Utah, and which shall be satisfactory to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof and (b) that certain Declaration of Easements by and among GSRP, ASC Utah, Inc., a Maine corporation and Wolf Mountain Resorts, L.L.C., which is to be recorded in the applicable land records of Summit County, Utah, and which shall be satisfactory in form and substance to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof.

                  Canyons Commercial Common Areas and Facilities -- means those areas at the Canyons Project that have been designated in accordance with the Canyons Declaration, on the Canyons Resort Map or by the Canyons Association as "Commercial Common Areas and Facilities," as defined in the Canyons Declaration, for the primary or exclusive use of the owners of Canyons Commercial Units.

                    Canyons Commercial Unit -- means a commercial condominium unit at the Canyons Project.

                  Canyons Commitment Period -- means, with respect to the Canyons Project and the Canyons Project Advances, Canyons Interest Advances and the Canyons Inventory Advance to be made in respect thereof, the period commencing on the Closing Date and ending on the Canyons Termination Date.

                  Canyons Common Elements -- means the real estate and improvements located at the Canyons Project other than those areas designated as Canyons Residential Units or Canyons Commercial Units and, with respect to the Canyons Residential Units and Canyons Quartershare Interests, shall mean the Canyons Residential Common Areas and Facilities and the Canyons Common Furnishings and the Canyons General Common Areas and Facilities applicable thereto, and with respect to the Canyons Commercial Units, means the Canyons Commercial Common Areas and Facilities and the Canyons Common Furnishings and the Canyons General Common Areas and Facilities applicable thereto, in each case as more particularly provided for in the Canyons Declaration.

                  Canyons Common Furnishings -- means all furniture, furnishings, appliances, fixtures and equipment, and all other personal property from time to time owned or leased by the Canyons Association at the Canyons Project for the use by the owners of Canyons Residential Units, the Canyons Quartershare Interests or the Canyons Commercial Units.

                  Canyons  Construction  Contract -- means that certain Standard
         Form of Agreement between GSRP and the Canyons General Contractor, as amended from time to time, which shall be acceptable to the Administrative Agent.

                  Canyons Construction Project Advances -- as defined in Section
2.1 hereof.

                  Canyons Construction Project Advance Commitment-- means, with respect to each Canyons Construction Project Advance Lender, the amount set forth underneath its signature hereto with respect to the making of Canyons Construction Project Advances and Canyons Interest Advances, provided that the amount of such Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under Section 2.3(a)(i) hereof and any assignments of Commitments permitted under
         Section 2.6(b) hereof.

                  Canyons Construction Project Advance Lenders -- means the Lenders identified on the signature pages hereto that have made a Canyons Construction Project Advance Commitment (subject to the terms and conditions hereof) to lend the amounts set forth under their respective signature blocks in respect of Canyons Construction Project Advances and Canyons Interest Advances, together with their successors and permitted assigns pursuant to Section 2.6(b) of this Agreement.

                  Canyons Construction Project Advances Maturity Date -- means the earlier of (a) the first Business Day of the 24th month following the date on which the first Canyons Construction Project Advance is made (not counting the month in which such Advance was made) and (b) the first Business Day of the 24th month following the Closing Date (not counting the month in which the Closing Date fell).

                    Canyons  Construction  Project Advance Note -- as defined in
          Section 2.4(a) of this Agreement.

                  Canyons Construction Project Borrowing Base -- means, on any date and with respect to the Canyons Project, 80% of the aggregate amount of

                           (a) Construction Costs for the Canyons Project,  FF&E
                  Costs for the Canyons Project and Sales, Marketing & Other Costs for the Canyons Project incurred and paid for by GSRP on or prior to such date in respect of the Canyons Project under and in accordance with the Budget for the Canyons Project plus

                           (b) pre-development  expenses and land values (net of
                  mortgage  debt)  for such  Project  set  forth on  Schedule  1 hereto,

          provided that the "Canyons Project Borrowing Base" shall, in no case, exceed the lesser of:

                           (i)      $82,400,000; and

                           (ii) the remainder of (A) $145,000,000, minus (B) the
                  sum of (1) the aggregate outstanding principal balance of all Construction Project Advances other than Canyons Construction Project Advances as of such date, (2) the aggregate outstanding principal balance of all Inventory Advances as of such date and (3) the aggregate outstanding principal balance of Interest Advances other than Canyons Interest Advances as of such date.

                  Canyons Construction Project Required Lenders -- means any one or more of the Canyons Construction Project Advance Lenders having or holding 51% or more of the Canyons Loan Exposure.

                  Canyons Declaration -- means that certain Declaration of Condominium and Interval Ownership, Canyons Grand Hotel and Crown Club at Canyons, by GSRP, as declarant, which is to be recorded in the applicable land records, and which shall be satisfactory to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof.

                  Canyons Escrow Agent -- means such escrowee as GSRP shall have duly authorized to act as such under applicable Utah law and which shall be reasonably acceptable to the Administrative Agent.

                  Canyons Final Construction Cost Advance -- means the last Canyons Project Advance in respect of Construction Costs for the Canyons Project, which shall have as its sole purpose the financing of the payment of any unutilized Canyons Retainage Amount under the Canyons Construction Contract.

                  Canyons General Common Areas and Facilities -- means all Common Areas and Facilities (as defined in the Canyons Declaration) other than the Canyons Residential Common Areas and Facilities and the Canyons Commercial Common Areas and Facilities.

                  Canyons General Contractor -- means such general contractor as shall be acceptable to the Administrative Agent.

                  Canyons Host Company -- means, with respect to the Canyons Project, ASC Utah, Inc., a Maine corporation.

                  Canyons Host Company Lease Agreement -- means, with respect to the Canyons Project, that certain Lease Agreement dated September 1, 1998 between GSRP and the Canyons Host Company with respect to the Canyons Commercial Unit.

                    Canyons Interest Advance -- as defined in Section 2.4(c) of this Agreement.

                  Canyons Inventory Advance -- as defined in Section 2.2 hereof.

                  Canyons Inventory Advance Commitment-- means, with respect to each Canyons Inventory Advance Lender, the amount set forth underneath its signature hereto with respect to the Canyons Inventory Advances, provided that the amount of such Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under Section 2.3(a)(i) hereof and any assignments of Commitments permitted under
         Section 2.6(b) hereof.

                  Canyons Inventory Advance Lenders -- means the Lenders identified on the signature pages hereto that have made a Canyons Inventory Advance Commitment (subject to the terms and conditions hereof) to lend the amounts set forth under their respective signature blocks in respect of the Canyons Inventory Advance, together with their successors and permitted assigns pursuant to Section 2.6(b) of this Agreement.

                  Canyons Inventory Advance Maturity Date -- means the earlier of (a) the first Business Day of the 24th month following the date on which the Canyons Inventory Advance is made (not counting the month in which such Advance was made) and (b) the first Business Day of the 48th month following the Closing Date (not counting the month in which the Closing Date fell).

                    Canyons Inventory Advance Note -- as defined in Section 2.4(a) of this Agreement.

                  Canyons Inventory Required Lenders -- means any one or more of the Canyons Inventory Advance Lenders having or holding 51% or more of the Canyons Loan Exposure.

                  Canyons Loan -- means, at any time, the aggregate principal balance of all Canyons Construction Project Advances and Canyons Interest Advances outstanding at such time and, after the making of the Canyons Inventory Advance, the principal balance of the Canyons Inventory Advance outstanding at such time.

                  Canyons Loan Exposure -- means

                  (a) with respect to any Canyons Construction Project Advance Lender, as of any date of determination, (i) prior to the termination of the Canyons Commitment Period, the total of the Canyons Construction Project Advance Commitments of the Canyons Construction Project Advance Lenders and (ii) after the termination of the Canyons Construction Commitment Period, the aggregate principal amount of the Canyons Construction Project Advances outstanding on such date and

                  (b) with respect to any Canyons Inventory Advance Lender, as of any date of determination, (i) prior to the termination of the Canyons Commitment Period, the total of the Canyons Inventory Advance Commitments of the Canyons Inventory Advance Lenders and (ii) after the termination of the Canyons Commitment Period, the aggregate principal amount of the Canyons Inventory Advance outstanding on such date.

                  Canyons Notes -- means the Canyons Construction Project Advance Notes and the Canyons Inventory Advance Notes, as the case may be.

                  Canyons Obligations -- means all sums now or hereafter loaned or advanced by any one or more of the Canyons Construction Project Advance Lenders, the Canyons Inventory Advance Lenders and/or the Administrative Agent to, or otherwise incurred by, GSRP under this Agreement in respect of the Canyons Project, the Canyons Notes and/or any of the other Canyons Security Documents (including, without limitation, accrued and unpaid interest in respect of the Canyons Notes and Loan Costs attributable to the Canyons Project and/or the Canyons Security Documents), and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, GSRP in respect of the Canyons Project and/or the Canyons Security Documents arising hereunder or thereunder.

                  Canyons Project -- means that certain resort property commonly known as the Canyons Grand Hotel and Crown Club at Canyons, situated on certain land located in Summit County, Utah, and particularly described on Schedule 2-A attached hereto and made a part hereof, and including all improvements now or hereafter located on said land, and all facilities, roadways, common furnishings, club furnishings, equipment and all other appurtenances thereunto belonging. The Canyons Project shall include, when the Canyons Declaration is recorded, the Canyons Residential Units (if any), the Canyons Quartershare Interests, the Canyons Commercial Units and the Canyons Common Elements.

                  Canyons  Project  Documents -- means the Canyons  Declaration,
         the  Articles  of   Incorporation   and  the  By-Laws  of  the  Canyons
         Association, and the rules and regulations of the Canyons Association.

                  Canyons Quartershare Interest -- means the "Quartershare Estates" as defined and described in the Canyons Declaration, with the owner of such estate being entitled to the exclusive right to the possession, use and occupancy of a Canyons Residential Unit during thirteen (13) calendar weeks of each calendar year, as more particularly provided in the Canyons Declaration.

                  Canyons Required Amortization Amount -- means, at any time, the quotient equal to the outstanding principal amount of the Canyons Construction Project Advances or, after the payment in full of the Canyons Construction Project Advances, the Canyons Inventory Advance, determined at such time, divided by 80% of the number of unsold Canyons Quartershare Interests, determined at such time.

                  Canyons Residential Common Areas and Facilities -- means those areas at the Canyons Project that have been designated in accordance with the Canyons Declaration, on the Canyons Resort Map or by the Canyons Association as "Residential Common Areas and Facilities," as defined in the Canyons Declaration, for the primary or exclusive use of the owners of Canyons Residential Units or Canyons Quartershare Interests.

                    Canyons Residential Unit -- means a residential condominium unit at the Canyons Project.

                  Canyons Resort Map -- means the plat and floor plans for the Canyons Project to be recorded in the real property records of Summit County, Utah and which shall be satisfactory to the Administrative Agent.

                  Canyons Required Lenders -- means, as the context may require, the Canyons Construction Project Required Lenders or the Canyons Inventory Required Lenders.

                    Canyons Retainage Amount -- as defined in Section 2.1(b) of this Agreement.

                  Canyons Security Documents -- means (a) this Agreement to the extent that it deals with the Canyons Project, the Canyons Construction Project Advances, the Canyons Interest Advances and/or the Canyons Inventory Advances, (b) the Canyons Notes, (c) the Canyons Blanket
         Mortgage, (d) the Canyons Assignment of Rents, (e) the Canyons Assignment of Contracts, (f) the Canyons Assignment of Property-Related Contracts, (g) the Canyons Assignment of the Construction Contract, (h) the Canyons Assignment of the Architect's Contract, (i) the Subordination Agreement executed by the Canyons Host Company in respect of the Canyons Host Company Lease, (j) the Canyons Assignment of Declarant's Rights and (k) the proxy for the Canyons Declaration referred to in Section 3.9(c) hereof.

                  Canyons Termination Date -- means the earliest of

                           (a) the date on which the Lenders' obligations hereunder to make Advances are terminated pursuant to Section 8.2(a) of this Agreement,

                           (b) the date on which the Obligations are accelerated
                  pursuant to Section 8.2(a) of this Agreement,

                           (c) the date on which any of the  Events  of  Default
                  set forth in Section 8.1(e) shall have occurred, and

                           (d)  the  day   immediately   preceding  the  Canyons
                  Construction Project Advances Maturity Date.

         If the first Construction Project Advance in respect of the Canyons Project shall not have been made prior to December 15, 1998, then the Canyons Termination Date shall be deemed to be December 15, 1998.

                  Cash Collateral Account -- means an account maintained by the Administrative Agent pursuant to Section 10.11 hereof, which account holds certain payments made in respect of the Collateral or any Project and earnings on such excess payments from Eligible Investments.

                  CCR's --means, as the context may require, any one or more of the following: the Steamboat Declaration, the *Sugarloaf CCR's, the Canyons CCR's, the *Sugarbush CCR's, the Attitash Declaration, the Jordan Bowl Declaration, the Killington CCR's and/or the Mt. Snow CCR's.

                  Change in Management -- means the Parent shall cease to own, directly or indirectly, 100% of the voting power of all classes of Voting Stock or other equity interests of GSRP, any Host Company or any Person which shall have managerial and/or supervisory operational responsibilities in respect of the Projects except as may be consented to in writing by the Required Parties. For the avoidance of doubt, a public offering of common stock of the Parent shall not be deemed a Change in Management.

                  Closing Date -- means September 28, 1998.

                  Collateral -- as defined Section 3.1 of this Agreement.

                  Commercial Unit -- means, as the context may require, any one or more of the following: the Steamboat Commercial Units, the Canyons Commercial Units, the *Sugarbush Commercial Units, *Sugarloaf Commercial Units, the Jordan Bowl Commercial Units, the Attitash Commercial Unit, the Killington Commercial Unit and/or the Mt. Snow Commercial Unit.

                  Commitment-- means, as the context may require, any one or more of the following: the Steamboat Construction Project Advance Commitment, the Canyons Construction Project Advance Commitment, the *Sugarbush Construction Project Advance Commitment, the *Sugarloaf Construction Project Advance Commitment, the Steamboat Inventory Advance Commitment, the Canyons Inventory Advance Commitment, the *Sugarbush Inventory Advance Commitment, the *Sugarloaf Inventory Advance Commitment, the Jordan Bowl Inventory Advance Commitment, the Attitash Inventory Advance Commitment, the Killington Inventory Advance Commitment and/or the Mt. Snow Inventory Advance Commitment, as the case may be.

                  Commitment Letter -- means those certain letters dated on or about September 25, 1998 from Textron Financial Corporation and Green Tree Financial Servicing Corporation to GSRP, which letters were accepted by GSRP on or about September 25, 1998.

                  Commitment Period -- means, as the context may require, any one or more of the following: the Steamboat Commitment Period, the Canyons Commitment Period, the *Sugarbush Commitment Period, the *Sugarloaf Commitment Period, the Jordan Bowl Commitment Period, the Attitash Commitment Period, the Killington Commitment Period and/or the Mt. Snow Commitment Period.

                  Common Elements -- means, as the context may require, any one or more of the following: the Steamboat Common Areas, the *Sugarloaf Common Elements, the Canyons Common Elements, the *Sugarbush Common Elements, the Jordan Bowl Common Elements, the Attitash Common Areas, the Killington Common Elements and/or Mt. Snow Common Elements.

                    Compensation -- as defined in Section 3.1(g) of this Agreement.

                  Completion Date -- means

                    (a)       with respect to the Steamboat  Project,  September
                              1, 2000,

                    (b)       with respect to the Canyons Project,  September 1,
                              2000,

                    (c) with respect to the *Sugarbush Project, [date to be determined] and

                    (d) with respect to the *Sugarloaf Project, [to be determined].

          The construction of the Jordan Bowl Project, the Attitash Project, the Killington Project and the Mt. Snow Project is complete.

                    Condemnation Compensation -- as defined in Section 3.6(a)(i) of this Agreement.

                  Construction Project(s) -- means, as the context may require, any one or more of the following: the Steamboat Project, the *Sugarloaf Project, the Canyons Project and/or the *Sugarbush Project.

                  Consummation Date -- means the date on which the purchase and sale of a Quartershare Interest or Commercial Unit for any Project is consummated.

                    Construction Contract -- means, as the context may require, any one or more of the following: the Steamboat Construction Contract, *Sugarloaf Construction Contract, the Canyons Construction Contract, and/or the *Sugarbush Construction Contract.

                  Construction Cost Certificate -- means, as of any date and with respect to any Construction Project, a certificate which is signed by GSRP, is addressed, and is in form and substance satisfactory, to the Administrative Agent, and

                           (a) includes as an attachment  thereto an Application
                  and Certificate for Payment from the General Contractor for such Construction Project (AIA Document G702) (and a fully completed Continuation Sheet thereto (AIA Document G703)) executed by such General Contractor and duly notarized and certified and executed by the Architect for such Construction Project; the Continuation Sheet shall show under the "Description of Work" each construction line item classification of the Budget for such Construction Project and with respect thereto the scheduled value thereof (as listed in such Budget),

                           (b) includes as an attachment thereto the Architect's
                  Construction Cost Certificate for such Construction Project,

                           (c) includes as an  attachment  thereto a certificate
                  from such General Contractor to GSRP and the Administrative Agent that

                                    (i) certifies that the  construction  of the
                           building and the other improvements at such Construction Project in connection therewith has been in accordance with the Construction Documents (as such term is defined in the Construction Contract for such Construction Project),

                                    (ii) certifies that such General  Contractor
                           has fully paid for (except in respect of contractually permitted retainages) all progress payments or other costs in respect of the work, labor, fuel, materials and/or equipment incurred by it or by its subcontractors, materialmen and/or suppliers in respect of the construction at such Construction Project through the date or dates of all prior applications and certificates in respect of which such General Contractor has been paid hereunder and/or has been paid by GSRP (with Equity Moneys or otherwise),

                                    (iii)  includes as an  attachment  copies of
                           cancelled  checks,  paid-in-full  invoices  or  other
                           proof of payment (acceptable to the Lender) in respect of the payment of the aforesaid subcontractors, materialmen and/or suppliers together with unconditional lien waivers in respect thereof,

                                    (iv) includes as an attachment copies of (1)
                           all invoices and bills of its costs or progress payments then due and (2) all invoices and bills of the costs of its subcontractors, materialmen and/or suppliers and/or applications for payment submitted to it by its subcontractors for progress payments to be satisfied (less any retained amount thereof), in whole or part, with any Construction Project Advance to be made hereunder in connection with such Cost Construction Certificate, and

                                    (v)  includes as an  attachment  appropriate
                           mechanic's, materialman's and laborer's progress payment lien waivers or releases in respect of such aforesaid progress payments or costs to the extent that the same are so paid (and such condition of payment shall be the only condition to which such waivers or releases shall be subject);

                           (d) certifies the accuracy and correctness of the application and certificates referred to in clauses (a), (b) and (c) above,

                           (e) certifies (i) the aggregate costs incurred by GSRP in respect of Construction Costs, FF&E Costs and Sales, Marketing & Other Costs in each case for such Construction Project up to and including such date, (ii) the aggregate amount of Equity Moneys and Construction Project Advances in each case for such Construction Project utilized prior to such date to satisfy, in whole or part, such Costs and (iii) that the unutilized principal amount of this Agreement available for such Construction Project, the Construction Project Advances likely to be repaid and to be reborrowable in respect of such Construction Project and the remaining Equity Moneys, if any, are sufficient to satisfy the remaining Construction Costs, FF&E Costs and Sales, Marketing & Other Costs for such Construction Project,

                           (f) certifies with respect to each  construction line
                  item in the Budget for such Construction Project the total amount of the scheduled value thereof completed as of such date and the portion of such completed scheduled value

                              (i)       paid for by Equity Moneys,

                              (ii) paid for by prior Construction Project Advances hereunder,

                              (iii)     deferred as retainage, and

                              (iv) to be paid for by a currently requested Construction Project Advance hereunder,

                           (g) includes as an attachment evidence of the application of the proceeds of any prior Construction Project Advances and Equity Moneys in each case for such Construction Project not previously accounted for in a prior Construction Cost Certificate, Nonconstruction Cost Certificate or under subclause (c) above, in each case for such Construction Project,

                           (h) compares the actual costs  incurred in respect of
                  each line item in the Budget for such Construction Project with the projected amount thereof as of such date and explains any material variance in respect thereof, and

                           (i) includes as an  attachment a current title report
                  in respect of such Construction Project issued by the title insurance company that shall have issued the Title Insurance Policy {Blanket} (or a current update of a title report in respect of such Construction Project previously delivered to the Administrative Agent by such title insurance company) showing no Lien or exception to title other than the Permitted Exceptions and showing, in particular, no mechanic's, materialmen's, labor's or other similar Lien of record.

                  Construction Costs -- means, with respect to any Construction Project, any costs and expenses required to be paid by GSRP under the Construction Contract for such Construction Project to the General Contractor for such Construction Project or otherwise identified as construction costs in the Budget for such Construction Project and approved by the Administrative Agent (including, without limitation, site work and landscaping), provided that "Construction Costs" shall not include overhead costs of GSRP or the General Contractor for such Construction Project, FF&E Costs (other than costs of equipment that is to be incorporated into, and made a part of, the building to be built at such Construction Project), insurance and bonding costs (except to the extent incorporated into the Construction Contract) or Sales, Marketing & Other Costs.

                  Construction Project Advance -- means, as the context may require, any one or more of the following: the Steamboat Construction Project Advances, the Canyons Construction Project Advances, the *Sugarbush Construction Project Advances and/or the *Sugarloaf Construction Project Advances.

                  Construction Project Advance Lender -- means, as the context may require, any one or more of the following: the Steamboat Construction Project Advance Lenders, the Canyons Construction Project Advance Lenders, the *Sugarbush Construction Project Advance Lenders and/or the *Sugarloaf Construction Project Advance Lenders.

                    Construction Project Advance Date -- as defined in Section 6 of this Agreement.

                    Construction  Project  Advance  Request  --  as  defined  in
          Section 6.3 of this Agreement.

                  Construction Project Borrowing Base -- means, as the context may require, any one or more of the following: the Steamboat Construction Project Borrowing Base, the Canyons Construction Project Borrowing Base, the *Sugarbush Construction Project Borrowing Base and/or the *Sugarloaf Construction Project Borrowing Base.

                  Construction Project(s) -- means, as the context may require, any one or more of the following: the Steamboat Project, the *Sugarloaf Project, the Canyons Project and/or the *Sugarbush Project.

                  Contract -- means any purchase contract between one or more Persons, as purchaser (the "Purchaser"), and GSRP, as seller, which agreement provides for the sale by GSRP to such Purchaser of one or more Quartershare Interests in any Project.

                    Declaration(s) -- means, as the context may require, any one or more of the following: the Steamboat Declaration, the *Sugarloaf Declaration, the Canyons Declaration, the *Sugarbush Declaration, the Jordan Bowl Declaration, the Attitash Declaration, the Killington Declaration and/or Mt. Snow Declaration.

                  Declarant(s) -- means individually or collectively (as the context may require), the status of GSRP as the declarant under applicable law and under the Declarations and the Articles of Incorporation and By-Laws of the Associations, as amended.

                  Default -- means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

                  Default Rate -- means, at any time, the per annum rate of interest equal to the Interest Rate, then in effect, plus 2% per annum; provided, however, that the Default Rate shall in no event exceed the Maximum Rate.

                  Disbursement Agent -- means the Administrative Agent or such other Person as the Administrative Agent may designate. The "Disbursement Agent" shall be the exclusive agent of the Administrative Agent and the Lenders.

                  Eligible Assignee -- means

                              (a) any Lender that is a  signatory  hereto or any
                    parent, affiliate or subsidiary of any such Lender,

                           (b) any commercial  bank organized  under the laws of
                  the United States of America or any state thereof that has combined capital and surplus of at least $100,000,000,

                           (c) any savings and loan  association or savings bank
                  organized under the laws of the United States of America or any state thereof that has combined capital and surplus of at least $100,000,000, and

                           (d) any  other  trust or entity  organized  under the
                  laws of the United States of America or any state thereof that
                  (i) is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933, as amended), (ii) is a commercial finance company, insurance company or other financial institution that regularly makes commercial loans in the ordinary course of its business or (iii) has combined capital and equity of at least $100,000,000.

                    Eligible Investments -- means any one or more of the following obligations or securities:

                           (a) direct non-callable obligations of, and noncallable obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America and have a maturity of not more than 30 days;

                           (b) demand and time deposits in, certificates of deposits of, and bankers' acceptances issued by, any depository institution or trust company incorporated under the laws of the United States of America or any state thereof that permit the withdrawal of the moneys placed on deposit therein upon not less than 30 days prior written notice or provide for the maturing of the investment represented thereby in not less than 30 days after making of such investment, provided that such depository institution or trust company shall have a combined capital and surplus of at least $500,000,000 and be subject to supervision and examination by federal and/or state banking authorities and, at the time of such investment, the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution that is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) shall have the highest short-term credit rating available from a nationally recognized credit rating agency; and

                           (iii) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) payable on demand or on a specified date not more than 30 days after the date of acquisition thereof having the highest short-term credit rating from any nationally recognized credit rating agency at the time of such investment.

                  Environmental Protection Law -- means each federal, state, county, regional or local law, statute, or regulation enacted in connection with or relating to the protection or regulation of the environment, including, without limitation, those laws, statutes, and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing, or transporting of Hazardous Substances, and any regulations issued or promulgated in connection with such statutes by any governmental authority and any orders, decrees or judgments issued by any court of competent jurisdiction in connection with any of the foregoing.

                  Equity Moneys -- means, at any time, cash equity contributions made to GSRP by its Parent.

                    Escrow Agent -- means, as the context may require, any one or more of: the Steamboat Escrow Agent, the *Sugarloaf Escrow Agent, the Canyons Escrow Agent, the *Sugarbush Escrow Agent, the Jordan Bowl Escrow Agent, the Attitash Escrow Agent, the Killington Escrow Agent and/or the Mt. Snow Escrow Agent.

                    Event of Default -- as defined in Section 8.1 of this Agreement.

                  FF&E Costs -- means, with respect to any Construction Project, the costs of acquisition and delivery of furniture, fixtures and equipment to be installed and/or used in the building and the other improvements being constructed at such Construction Project. "FF&E Costs" shall not include any Construction Costs.

                  Fair Market Value -- at any time with respect to any Property means the sale value of such Property that would be realized in an arm's-length sale at such time between an informed and willing buyer, and an informed and willing seller, under no compulsion to buy or sell, respectively.

                  Final Construction Cost Advance -- means, as the context may require, any one or more of the following: the Steamboat Final Construction Cost Advance, the Canyons Final Construction Cost Advance, the *Sugarbush Final Construction Cost Advance and/or the *Sugarloaf Final Construction Cost Advance.

                  Final Construction Cost Certificate -- means, with respect to any Construction Project, a certificate, addressed to the Administrative Agent and in form and substance satisfactory to the Administrative Agent, signed by GSRP, which

                           (a) includes as an  attachment  thereto a Certificate
                  of Substantial Completion (AIA Document G704) executed by the Architect for such Construction Project, the General Contractor for such Construction Project and GSRP; the list of items to be completed set forth on such Certificate shall have been completed to the satisfaction of the Architect for such Construction Project and the TFC Architect and both of such Persons shall have so certified in the Architect's Final Construction Cost Certificate for such Construction Project (which shall also be an attachment to such Final Construction Cost Certificate)

                           (b) includes as an  attachment  thereto a certificate
                  from such General Contractor to GSRP and the Administrative Agent that

                                    (i) the construction of the building and the
                           other improvements at such Construction Project in connection therewith has been completed in accordance with the Plans for such Construction Project and in compliance with the Construction Documents (as such term is defined in the Construction Agreement of such General Contractor),

                                    (ii) such General  Contractor has fully paid
                           for all of the work, labor, fuel, materials and/or equipment furnished by it or by its subcontractors, materialmen and/or suppliers in respect of the construction at such Construction Project, and

                                    (iii)  attached   thereto  are   mechanic's,
                           materialman's and laborer's final lien waivers or releases in respect of such General Contractor and all subcontractors, materialmen and/or suppliers;

                              (c) certifies the accuracy and  correctness of the
                    application and certificates  referred to in clauses (a) and
                    (b) above;

                           (d) includes as an attachment  appropriate  insurance
                  certificates  evidencing the necessary  insurance  required by
                  Section 3.5 and any necessary consents of any surety that shall have issued any performance or payment bond provided by the General Contractor for such Construction Project, and

                           (e) includes as an  attachment a current title report
                  in respect of such Construction Project issued by the title insurance company that shall have issued the Title Insurance Policy {Blanket} (or a current update of a title report in respect of such Construction Project previously delivered to the Administrative Agent by such title insurance company) showing no Lien or exception to title other than the Permitted Exceptions and showing, in particular, no mechanic's, materialmen's, labor's or other similar Lien of record.

                    Funding Date Equity Contribution -- as such term is defined in Section 6.1(t) hereof.

                    General Contractor(s) -- means, as the context may require, any one or more of the following: the Steamboat General Contractor, the *Sugarloaf General Contractor, the Canyons General Contractor, and/or the *Sugarbush General Contractor.

                  GSRP -- as defined in the preamble to this Agreement.

                  Hazardous Substances -- means any and all pollutants, contaminants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any Environmental Protection Law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls); provided, however, that "Hazardous Substances" shall not include any substance used by GSRP or its agents in the ordinary course of business and in compliance with applicable Environmental Protection Laws.

                    Host Company -- means, as the context may require, any one or more of the following: the Steamboat Host Company, the Canyons Host Company, the *Sugarbush Host Company, the *Sugarloaf Host Company, the Jordan Bowl Host Company, the Killington Host Company and/or the Mt. Snow Host Company.

                  Host Company Lease Agreement -- means, as the context may require, any one or more of the following: the Steamboat Host Company Lease Agreement, the Canyons Host Company Lease Agreement, the *Sugarbush Host Company Lease Agreement and/or the *Sugarloaf Host Company Lease Agreement.

                  Impositions -- as defined in Section 3.7 of this Agreement.

                    Insurance Premiums -- as defined in Section 3.5(a)(iv) of this Agreement.

                  Interest Advances -- means, as the context may require, any one or more of the following: Steamboat Interest Advances, Canyons
         Interest Advances, *Sugarbush Interest Advances and/or *Sugarloaf Interest Advances.

                    Interest Rate -- means, with respect to any calendar month, a per annum rate of interest equal to the greater of:

                           (a)      9.25%, or

                           (b)      the sum of

                              (i) 1.50%, plus

                              (ii) the Prime Rate then in effect for such month.

         To the extent that the interest rate for each calendar month shall be based upon the Prime Rate, such Prime Rate shall be the Prime Rate in effect at 9:00 a.m. (Eastern time) on the 1st day of such month. The term "Prime Rate" shall mean the "prime rate" as announced from time to time by Chase Manhattan Bank, New York, New York or any successor thereto. In the event Chase Manhattan Bank, New York, New York or any successor thereto, shall discontinue announcement of said Prime Rate, a comparable index designated by the Lender shall be used in calculating the Interest Rate. It is expressly agreed that the use of the term "prime rate" or any other similar designation is not intended to, nor does it, imply that said rate of interest is a preferred rate of interest or one which is offered by Chase Manhattan Bank, New York, New York or any successor thereto to its most creditworthy customers.

                  Inventory Advance -- means, as the context may require, any one or more of the following: Steamboat Inventory Advance, Canyons Inventory Advance, *Sugarbush Inventory Advance, *Sugarloaf Inventory Advance, the Jordan Bowl Inventory Advance, the Attitash Inventory Advance, the Killington Inventory Advance and/or the Mt. Snow Inventory Advance.

                    Inventory Advance Date -- as defined in Section 6A of this Agreement.

                  Inventory Advance Lenders -- means, as the context may require, any one or more of the following: the Steamboat Inventory Advance Lenders, the Canyons Inventory Advance Lenders, the *Sugarbush Inventory Advance Lenders, the *Sugarloaf Inventory Advance Lenders, the Jordan Bowl Inventory Advance Lenders, the Attitash Jordan Bowl Advance Lenders, the Killington Inventory Advance Lenders and/or the Mt. Snow Inventory Advance Lenders.

                    Inventory Advance Request -- as defined in Section 6A of this Agreement.

                  Jordan Bowl Architect -- means a duly licensed architect under Maine law approved by the Administrative Agent.

                  Jordon Bowl Assignment of Contracts -- means an assignment of the Contracts arising in respect of the sale of Jordan Bowl Quartershare Interests substantially in the form of Exhibit V attached to this Agreement.

                  Jordan Bowl Assignment of Declarant's Rights -- means the assignment in respect of GSRP's declarant's rights under the Jordan Bowl Declaration substantially in the form of Exhibit K-5 to this Agreement, as amended from time to time.

                  Jordan Bowl Assignment of Property-Related Contracts -- means the assignment in respect of Property-Related Contracts connected with the Jordan Bowl Project substantially in the form of Exhibit Q-5 to this Agreement, as amended from time to time.

                  Jordan Bowl Assignment of Rents -- means the Assignment of Lease and Rents in respect of the Jordan Bowl Project dated as of September 1, 1998, as amended from time to time.

                  Jordan Bowl Association -- means The Jordan Grand Condominium Owners Association, a Maine non-profit corporation, or any successor association thereto as provided in the Jordan Bowl Declaration.

                  Jordan Bowl Blanket Mortgage -- means the Mortgage, Assignment of Rents, Security Agreement and Financing Statement encumbering the Jordan Bowl Project and substantially in the form of Exhibit B-5 to this Agreement, as amended from time to time.

                  Jordan Bowl Commitment Period -- means, with respect to the Jordan Bowl Project and the Jordan Bowl Inventory Advance to be made in respect thereof, the period commencing on the Closing Date and ending on the Jordan Bowl Termination Date.

                  Jordan Bowl Easements -- means that certain Declaration of Easements by and between GSRP and Sunday River Skiway Corporation, a Maine corporation, which is to be recorded in the applicable land records of Oxford County, Maine, and which shall be satisfactory in form and substance to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof.

                  Jordan Bowl Common Elements -- means those areas at the Jordan Bowl Project that have been designated in accordance with the Jordan Bowl Declaration, on the Jordan Bowl Resort Map or by the Jordan Bowl Association as "Common Elements," as used and described in the Jordan Bowl Declaration, for the primary benefit of the owners of Jordan Bowl Residential Units and Jordan Bowl Commercial Units.

                  Jordan Bowl Commercial Unit -- means any condominium unit at the Jordan Bowl Project that has been designated for commercial use.

                  Jordan Bowl Declaration -- means that certain Declaration of Condominium, The Jordan Grand at Sunday River, A Condominium by GSRP, as declarant, which is to be recorded in the land records of Oxford County, Maine, and which shall be satisfactory to the Administrative Agent in form and substance in its discretion, as amended from time to time in accordance with the provisions hereof.

                  Jordan Bowl Escrow Agent -- means Key Bank of Maine, or such escrowee duly authorized to act as such under applicable Maine law.

                  Jordan Bowl Host Company -- as defined in the definition of "Beneficial Improvements Agreements" in this Section 1.1.

                    Jordan Bowl Inventory Advance -- as defined in Section 2.2 hereof.

                  Jordan Bowl Inventory Advance Commitment-- means, with respect to each Jordan Bowl Inventory Advance Lender, the amount set forth underneath its signature hereto with respect to the Jordan Bowl Inventory Advances, provided that the amount of such Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under Section 2.3(a)(i) hereof and any assignments of Commitments permitted under Section 2.6(b) hereof.

                  Jordan Bowl Inventory Advance Lenders -- means the Lenders identified on the signature pages hereto that have made an Jordan Bowl Inventory Advance Commitment (subject to the terms and conditions hereof) to lend the amounts set forth under their respective signature blocks in respect of the Jordan Bowl Inventory Advance, together with their successors and permitted assigns pursuant to Section 2.6(b) of this Agreement.

                    Jordan Bowl Inventory Advance Maturity Date -- means the January 2, 2001.

                    Jordan Bowl Inventory Advance Note -- as defined in Section 2.4(a) of this Agreement.

                  Jordan Bowl Inventory Required Lenders -- means any one or more of the Jordan Bowl Inventory Advance Lenders having or holding 51% or more of the Jordan Bowl Loan Exposure.

                  Jordan Bowl Limited Common Elements -- means those areas at the Jordan Bowl Project that have been designated in accordance with the Jordan Bowl Declaration, on the Jordan Bowl Resort Map or by the Jordan Bowl Association as "Limited Common Elements," as defined in the Jordan Bowl Declaration, for the primary or exclusive use of only certain owners of Jordan Bowl Residential Units, the Jordan Bowl Quartershare Interests and the Jordan Bowl Commercial Units.

                  Jordan Bowl Loan -- means, at any time, the aggregate principal balance of the Jordan Bowl Inventory Advance outstanding at such time.

                  Jordan Bowl Loan Exposure -- means, with respect to any Jordan Bowl Inventory Advance Lender, as of any date of determination, (a) prior to the termination of the Jordan Bowl Commitment Period, the total of the Jordan Bowl Inventory Advance Commitments of the Jordan Bowl Inventory Advance Lenders and (b) after the termination of the Jordan Bowl Commitment Period, the aggregate principal amount of the Jordan Bowl Inventory Advance outstanding on such date.

                    Jordan Bowl Notes -- means the Jordan Bowl Inventory Advance Notes.

                  Jordan Bowl Obligations -- means all sums now or hereafter loaned or advanced by any one or more the Jordan Inventory Advance Lenders and/or the Administrative Agent to, or otherwise incurred by, GSRP under this Agreement in respect of the Jordan Bowl Project, the Jordan Bowl Notes and/or any of the other Jordan Bowl Security Documents (including, without limitation, accrued and unpaid interest in respect of the Jordan Bowl Notes and Loan Costs attributable to the Jordan Bowl Project and/or the Jordan Bowl Security Documents), and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, GSRP in respect of the Jordan Bowl Project and/or the Jordan Bowl Security Documents arising hereunder or thereunder.

                  Jordan Bowl Project -- means that certain resort property commonly known as The Jordan Grand at Sunday River, A Condominium, situated on certain land located in Oxford County, Maine, and particularly described on Schedule 2-E attached hereto and made a part hereof, and including all improvements now or hereafter located on said land, and all facilities, roadways, common furnishings, club furnishings, equipment and all other appurtenances thereunto belonging. The Jordan Bowl Project shall include, when the Jordan Bowl Declaration is recorded, the Jordan Bowl Residential Units (if any), the Jordan Bowl Quartershare Interests, the Jordan Bowl Commercial Units, the Jordan Bowl Common Elements and the Jordan Bowl Limited Common Elements.

                  Jordan Bowl Project Documents -- means the Jordan Bowl Declaration, the Articles of Incorporation and the By-Laws of the Jordan Bowl Association, and the rules and regulations of the Jordan Bowl Association.

                  Jordan Bowl Quartershare Interest -- means the "Quarter Share Estates" as defined and described in the Jordan Bowl Declaration, with such interest being entitled to the exclusive right to the possession, use and occupancy of a Jordan Bowl Residential Unit during thirteen
         (13) calendar weeks of each calendar year, as more particularly provided in the Jordan Bowl Declaration.

                  Jordan Bowl Residential Unit -- means any condominium unit at the Jordan Bowl Project other than those units that have been designated for commercial use.

                  Jordan Bowl Resort Map -- means the plats and plans in respect of the Jordan Bowl Project to be recorded in the real property records of Oxford County, Maine Registry of Deeds and which shall be satisfactory to the Administrative Agent.

                    Jordan Bowl Required Lenders -- means the Jordan Bowl Inventory Required Lenders.

                  Jordan Bowl Termination Date -- means the earliest of

                           (a) the date on which the Lenders' obligations hereunder to make Advances are terminated pursuant to Section 8.2(a) of this Agreement,

                           (b) the date on which the Obligations are accelerated
                  pursuant to Section 8.2(a) of this Agreement,

                           (c) the date on which any of the  Events  of  Default
                  set forth in Section 8.1(e) shall have occurred, and

                              (d) the day on which  the  Jordan  Bowl  Inventory
                    Advance is made hereunder.

                  Killington Assignment of Contracts -- means an assignment of the Contracts arising in respect of the sale of Killington Quartershare Interests substantially in the form of Exhibit V attached to this Agreement.

                  Killington Assignment of Declarant's Rights -- means the assignment in respect of GSRP's declarant's rights under the Killington Declaration substantially in the form of Exhibit K-6 to this Agreement, as amended from time to time.

                  Killington Assignment of Property-Related Contracts -- means the assignment in respect of Property-Related Contracts connected with the Killington Project substantially in the form of Exhibit Q-6 to this Agreement, as amended from time to time.

                  Killington Assignment of Rents -- means the Assignment of Lease and Rents in respect of the Killington Project dated as of September 25, 1997, as amended from time to time.

                  Killington Architect -- means a duly licensed architect under Vermont law approved by the Administrative Agent.

                  Killington Association -- means Killington Grand Hotel and Crown Club Owners Association, Inc., a Vermont non-profit corporation, or any successor association thereto as provided in the Killington Declaration.

                  Killington Blanket Mortgage -- means the Mortgage, Assignment of Rents, Security Agreement and Financing Statement encumbering the Killington Project dated as of September 25, 1997, as amended from time to time.

                  Killington CCR's -- means (a) that certain Killington Grand Hotel and Crown Club at Killington Declaration of Protective Covenants by GSRP, as declarant, which is to be recorded in the land records of the Town of Sherburne, Vermont, and which shall be satisfactory to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof and (b) that certain Declaration of Easements by and between GSRP and Killington, Ltd., a Vermont corporation, which is to be recorded in the applicable land records of Town of Sherburne, Vermont, and which shall be satisfactory in form and substance to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof.

                  Killington Commercial Common Areas and Facilities -- means those areas at the Killington Project that have been designated in accordance with the Killington Declaration, on the Killington Resort Map or by the Killington Association as "Commercial Common Areas and Facilities," as defined in the Killington Declaration, for the primary or exclusive use of the owners of Killington Commercial Units.

                    Killington Commercial Unit -- means a commercial condominium unit at the Killington Project.

                  Killington Commitment Period -- means, with respect to the Killington Project and the Killington Inventory Advance to be made in respect thereof, the period commencing on the Closing Date and ending on the Killington Termination Date.

                  Killington Common Elements -- means the real estate and improvements located at the Killington Project other than those areas designated as Killington Residential Units or Killington Commercial Units and, with respect to the Killington Residential Units and
         Killington Quartershare Interests, shall mean the Killington Residential Common Areas and Facilities and the Killington Common Furnishings and the Killington General Common Areas and Facilities
         applicable thereto, and with respect to the Killington Commercial Units, means the Killington Commercial Common Areas and Facilities and the Killington Common Furnishings and the Killington General Common
         Areas and Facilities applicable thereto, in each case as more particularly provided for in the Killington Declaration.

                  Killington Common Furnishings -- means all furniture, furnishings, appliances, fixtures and equipment, and all other personal property from time to time owned or leased by the Killington Association at the Killington Project for the use by the owners of Killington Residential Units, the Killington Quartershare Interests or the Killington Commercial Units.

                  Killington Declaration -- means that certain Declaration of Condominium and Interval Ownership, Killington Grand Hotel and Crown Club at Killington, by GSRP, as declarant, which is to be recorded in the applicable land records, and which shall be satisfactory to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof.

                  Killington Escrow Agent -- means Key Bank in Rutland, Vermont, or such escrowee duly authorized to act as such under applicable Vermont law.

                  Killington General Common Areas and Facilities -- means all Common Areas and Facilities (as defined in the Killington Declaration) other than the Killington Residential Common Areas and Facilities and the Killington Commercial Common Areas and Facilities.

                  Killington Host Company -- as defined in the definition of "Beneficial Improvements Agreements" in this Section 1.1.

                    Killington Inventory Advance -- as defined in Section 2.2 hereof.

                  Killington Inventory Advance Commitment-- means, with respect to each Killington Inventory Advance Lender, the amount set forth underneath its signature hereto with respect to the Killington Inventory Advances, provided that the amount of such Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under Section 2.3(a)(i) hereof and any assignments of Commitments permitted under Section 2.6(b) hereof.

                  Killington Inventory Advance Lenders -- means the Lenders identified on the signature pages hereto that have made an Killington Inventory Advance Commitment (subject to the terms and conditions hereof) to lend the amounts set forth under their respective signature blocks in respect of the Killington Inventory Advance, together with their successors and permitted assigns pursuant to Section 2.6(b) of this Agreement.

                    Killington Inventory Advance Maturity Date -- means the January 2, 2001.

                    Killington Inventory Advance Note -- as defined in Section 2.4(a) of this Agreement.

                  Killington Inventory Required Lenders -- means any one or more of the Killington Inventory Advance Lenders having or holding 51% or more of the Killington Loan Exposure.

                  Killington Loan -- means, at any time, the aggregate principal balance of the Killington Inventory Advance outstanding at such time.

                  Killington Loan Exposure -- means, with respect to any Killington Inventory Advance Lender, as of any date of determination,
         (a) prior to the termination of the Killington Commitment Period, the total of the Killington Inventory Advance Commitments of the Killington Inventory Advance Lenders and (b) after the termination of the Killington Commitment Period, the aggregate principal amount of the Killington Inventory Advance outstanding on such date.

                  Killington Resort Map -- means the plat and floor plans for the Killington Project to be recorded in the real property records of the Town of Sherburne, Vermont and which shall be satisfactory to the Administrative Agent.

                    Killington Notes -- means the Killington Inventory Advance Notes.

                  Killington Obligations -- means all sums now or hereafter loaned or advanced by any one or more the Killington Inventory Advance Lenders and/or the Administrative Agent to, or otherwise incurred by, GSRP under this Agreement in respect of the Killington Project, the Killington Notes and/or any of the other Killington Security Documents (including, without limitation, accrued and unpaid interest in respect of the Killington Notes and Loan Costs attributable to the Killington Project and/or the Killington Security Documents), and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, GSRP in respect of the Killington Project and/or the Killington Security Documents arising hereunder or thereunder.

                  Killington Project -- means that certain resort property commonly known as the Killington Grand Hotel and Crown Club at Killington, situated on certain land located in Killington, Vermont, and particularly described on Schedule 2-G attached hereto and made a part hereof, and including all improvements now or hereafter located on said land, and all facilities, roadways, common furnishings, club furnishings, equipment and all other appurtenances thereunto belonging. The Killington Project shall include, when the Killington Declaration is recorded, the Killington Residential Units (if any), the Killington Quartershare Interests, the Killington Commercial Units and the Killington Common Elements.


                  Killington Project Documents -- means the Killington Declaration, the Articles of Incorporation and the By-Laws of the Killington Association, and the rules and regulations of the Killington Association.

                  Killington Quartershare Interest -- means the "Interval Ownership Interests" as defined and described in the Killington Declaration, with the owner of such interest being entitled to the exclusive right to the possession, use and occupancy of a Killington Residential Unit during thirteen (13) calendar weeks of each calendar year, as more particularly provided in the Killington Declaration.

                  Killington Residential Common Areas and Facilities -- means those areas at the Killington Project that have been designated in accordance with the Killington Declaration, on the Killington Resort Map or by the Killington Association as "Residential Common Areas and Facilities," as defined in the Killington Declaration, for the primary or exclusive use of the owners of Killington Residential Units or Killington Quartershare Interests.

                    Killington   Residential   Unit  --   means  a   residential
          condominium unit at the Killington Project.

                  Killington Resort Map -- means the plat and floor plans for the Killington Project to be recorded in the real property records of the Town of Rutland, Vermont and which shall be satisfactory to the Administrative Agent.

                    Killington   Required   Lenders  --  means  the   Killington
          Inventory Required Lenders.

                  Killington Termination Date -- means the earliest of

                           (a) the date on which the Lenders' obligations hereunder to make Advances are terminated pursuant to Section 8.2(a) of this Agreement,

                           (b) the date on which the Obligations are accelerated
                  pursuant to Section 8.2(a) of this Agreement,

                           (c) the date on which any of the  Events  of  Default
                  set forth in Section 8.1(e) shall have occurred, and

                              (d) the day on which the Killington Inventory Advance is made hereunder.

                  Lenders -- as defined in the preamble to this Agreement, together with their successors and permitted assigns pursuant to
         Section 2.6(b) of this Agreement.

                  Lien -- any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including, but not limited to, attachments, judgments or tax liens and the security interest or lien arising from a mortgage, deed of trust, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of this Agreement, GSRP shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                  Loan -- means, at any time, the aggregate principal balance of the Steamboat Loan, the Canyons Loan, the *Sugarbush Loan, the
         *Sugarloaf Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and the Mt. Snow Loan.

                  Loan Costs -- as defined in Section 11.2 of this Agreement.

                  Loan Disbursement Agreement -- means that certain loan disbursement agreement of even date herewith among the Disbursement Agent, GSRP and the Lenders, substantially in the form of Exhibit C hereto, as amended from time to time. If the Administrative Agent shall be the Disbursement Agent, then "Loan Disbursement Agreement" shall refer to such agreements, letters or other writings which the Administrative Agent and GSRP shall identify from time to time as memorializing their agreements with respect to disbursement services to be provided by the Administrative Agent.

                  Loan Exposure -- means, as the context may require, any one or more of the following: Steamboat Loan Exposure, Canyons Loan Exposure, *Sugarbush Loan Exposure, *Sugarloaf Loan Exposure, the Jordan Bowl Loan Exposure, the Attitash Loan Exposure, the Killington Loan Exposure and/or the Mt. Snow Loan Exposure.

                  LSA I -- means that certain Loan and Security Agreement, dated as of August 1, 1997, among GSRP, Textron Financial Corporation and Green Tree Financial Servicing Corporation, as lenders, and the Administrative Agent I, as amended.

                  Maturity Date -- means, as the context may require, any one or more of the following: the Steamboat Construction Project Advances Maturity Date, the *Sugarloaf Construction Project Advances Maturity Date, the Canyons Construction Project Advances Maturity Date, the *Sugarbush Construction Project Advances Maturity Date, the Steamboat Inventory Maturity Date, the *Sugarloaf Inventory Advance Maturity Date, the Canyons Inventory Advance Maturity Date, the *Sugarbush Inventory Advance Maturity Date, the Steamboat Inventory Maturity Date, the Jordan Bowl Inventory Maturity Date, the Attitash Inventory Maturity Date, the Killington Inventory Maturity Date and the Mt. Snow Inventory Maturity Date.

                    Maximum Rate -- as defined in Section 2.4(c)(iv) of this Agreement.

                  Monthly Average Weighted Loan Balance -- means, for any calendar month with respect to each of the Steamboat Loan, Canyons Loan, *Sugarbush Loan, *Sugarloaf Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and the Mt. Snow Loan, the quotient of

                           (a) the aggregate of the Daily Loan Balances for such
                  Loan for each of the days of such month in respect of such Loan, divided by

                           (b)      the number of days in such month.

         For purposes of this definition, "Daily Loan Balance" shall mean, for any day and with respect to each of the Steamboat Loan, Canyons Loan, *Sugarbush Loan, *Sugarloaf Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and the Mt. Snow Loan, the principal balance of such Loan outstanding as of the close of business of the Administrative Agent for such day after giving effect to all payments received and Advances, if any, made during such day with respect to such Loan.

                  Monthly Rental Amount -- means

                  (a) with respect to each Construction Project and the Host Company Lease Agreement in respect thereof, the following:

                                    (i) Steamboat  Project - $198,999 per month,
                           which shall commence to be payable upon the completion of the construction of the facilities being leased at the Steamboat Project pursuant to the Host Company Lease Agreement in respect thereof;

                                    (ii)   *Sugarloaf    Project   -   $[to   be
                           determined] per month, which shall commence to be payable upon the completion of the construction of the facilities being leased at the *Sugarloaf Project pursuant to the Host Company Lease Agreement in respect thereof;

                                    (iii) Canyons  Project - $152,029 per month,
                           which shall commence to be payable upon the completion of the construction of the facilities being leased at the Canyons Project pursuant to the Host Company Lease Agreement in respect thereof; and

                                    (iv)   *Sugarbush    Project   -   $[to   be
                           determined] per month, which shall commence to be payable upon the completion of the construction of the facilities being leased at the *Sugarbush Project pursuant to the Host Company Lease Agreement in respect thereof.

                  (b) with respect to each 1997 Project and the Beneficial Improvement Agreements in respect thereof, the following:

                                    (i) Jordan Bowl Project - $71,400 per month,
                           which shall commence to be payable upon the completion of the construction of the facilities being leased at the Jordan Bowl Project pursuant to the Beneficial Improvements Agreement in respect thereof;

                                    (ii) Killington Project - $92,600 per month,
                           which shall commence to be payable upon the completion of the construction of the facilities being leased at the Killington Project pursuant to the Beneficial Improvements Agreement in respect thereof; and

                                    (iii) Mt. Snow  Project - $29,000 per month,
                           which shall commence to be payable upon the completion of the construction of the facilities being leased at the Mt. Snow Project pursuant to the Beneficial Improvements Agreement in respect thereof.

                  Mt. Snow Assignment of Contracts -- means an assignment of the Contracts arising in respect of the sale of Mt. Snow Quartershare Interests substantially in the form of Exhibit V attached to this Agreement.

                  Mt. Snow Assignment of Declarant's Rights -- means the assignment in respect of GSRP's declarant's rights under the Mt. Snow Declaration substantially in the form of Exhibit K-7 to this Agreement, as amended from time to time.

                  Mt. Snow Assignment of Property-Related Contracts -- means the assignment in respect of Property-Related Contracts connected with the Mt. Snow Project substantially in the form of Exhibit Q-7 to this Agreement, as amended from time to time.

                    Mt. Snow Assignment of Rents -- means the Assignment of Lease and Rents in respect of the Mt. Snow Project dated as of September 25, 1997, as amended from time to time.

                    Mt. Snow Architect -- means a duly licensed architect under Vermont law approved by the Administrative Agent.

                    Mt. Snow Association -- means the Mount Snow Grand Summit Hotel and Crown Club Owners Association, a Vermont non-profit corporation, or any successor association thereto as provided in the Mt. Snow Declaration.

                    Mt. Snow Blanket Mortgage -- means the Mortgage, Assignment of Rents, Security Agreement and Financing Statement encumbering the Mt. Snow Project dated as of September 25, 1997, as amended from time to time.

                  Mt. Snow CCR's -- means (a) that certain Grand Summit Hotel and Crown Club at Mount Snow Declaration of Protective Covenants by GSRP, as declarant, which is to be recorded in the land records of the Town of West Dover, Vermont, and which shall be satisfactory to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof and (b) that certain Declaration of Easements by and between GSRP and Mount Snow, Ltd., a Vermont corporation, which is to be recorded in the applicable land records of the Town of West Dover, Vermont, and which shall be satisfactory in form and substance to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof.

                    Mt. Snow Commercial Common Areas and Facilities -- means those areas at the Mt. Snow Project that have been designated in accordance with the Mt. Snow Declaration, on the Mt. Snow Resort Map or by the Mt. Snow Association as "Commercial Common Areas and Facilities," as defined in the Mt. Snow Declaration, for the primary or exclusive use of the owners of Mt. Snow Commercial Units.

                    Mt. Snow Commercial Unit -- means a commercial condominium unit at the Mt. Snow Project.

                    Mt. Snow Commitment Period -- means, with respect to the Mt. Snow Project and the Mt. Snow Inventory Advance to be made in respect thereof, the period commencing on the Closing Date and ending on the Mt. Snow Termination Date.

                    Mt. Snow Common Elements -- means the real estate and improvements located at the Mt. Snow Project other than those areas designated as Mt. Snow Residential Units or Mt. Snow Commercial Units and, with respect to the Mt. Snow Residential Units and Mt. Snow Quartershare Interests, shall mean the Mt. Snow Residential Common Areas and Facilities and the Mt. Snow Common Furnishings and the Mt. Snow General Common Areas and Facilities applicable thereto, and with respect to the Mt. Snow Commercial Units, means the Mt. Snow Commercial Common Areas and Facilities and the Mt. Snow Common
          Furnishings and the Mt. Snow General Common Areas and Facilities applicable thereto, in each case as more particularly provided for in the Mt. Snow Declaration.

                    Mt.  Snow  Common   Furnishings   --  means  all  furniture,
          furnishings, appliances, fixtures and equipment, and all other personal property from time to time owned or leased by the Mt. Snow Association at the Mt. Snow Project for the use by the owners of Mt. Snow Residential Units, the Mt. Snow Quartershare Interests or the Mt. Snow Commercial Units.

                  Mt. Snow Declaration -- means that certain Declaration of Condominium and Interval Ownership, Grand Summit Hotel and Crown Club at Mount Snow, by GSRP, as declarant, which is to be recorded in the land records of the Town of West Dover, Vermont, and which shall be satisfactory to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof.

                  Mt. Snow Escrow Agent -- means Key Bank in Rutland, Vermont, or such escrowee duly authorized to act as such under applicable Vermont law.

                    Mt. Snow General Common Areas and Facilities -- means all "Common Areas and Facilities" (as defined in the Mt. Snow Declaration) other than the Mt. Snow Residential Common Areas and Facilities and the Mt. Snow Commercial Common Areas and Facilities.

                    Mt. Snow Host Company -- as defined in the definition of "Beneficial Improvements Agreements" in this Section 1.1.

                    Mt.  Snow  Inventory  Advance -- as  defined in Section  2.2 hereof.

                  Mt. Snow Inventory Advance Commitment-- means, with respect to each Mt. Snow Inventory Advance Lender, the amount set forth underneath its signature hereto with respect to the Mt. Snow Inventory Advances, provided that the amount of such Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under Section 2.3(a)(i) hereof and any assignments of Commitments permitted under
         Section 2.6(b) hereof.

                  Mt. Snow Inventory Advance Lenders -- means the Lenders identified on the signature pages hereto that have made an Mt. Snow Inventory Advance Commitment (subject to the terms and conditions hereof) to lend the amounts set forth under their respective signature blocks in respect of the Mt. Snow Inventory Advance, together with their successors and permitted assigns pursuant to Section 2.6(b) of this Agreement.

                    Mt. Snow Inventory Advance Maturity Date -- means the January 2, 2001.

                    Mt. Snow Inventory Advance Note -- as defined in Section 2.4(a) of this Agreement.

                    Mt. Snow Inventory Required Lenders -- means any one or more of the Mt. Snow Inventory Advance Lenders having or holding 51% or more of the Mt. Snow Loan Exposure.

                    Mt. Snow Loan -- means, at any time, the aggregate principal balance of the Mt. Snow Inventory Advance outstanding at such time.

                    Mt. Snow Loan Exposure -- means, with respect to any Mt. Snow Inventory Advance Lender, as of any date of determination, (a) prior to the termination of the Mt. Snow Commitment Period, the total of the Mt. Snow Inventory Advance Commitments of the Mt. Snow Inventory Advance Lenders and (b) after the termination of the Mt. Snow Commitment Period, the aggregate principal amount of the Mt. Snow Inventory Advance outstanding on such date.

                  Mt. Snow Notes  -- means the Mt. Snow Inventory Advance Notes.

                  Mt. Snow Obligations -- means all sums now or hereafter loaned or advanced by any one or more the Mt. Snow Inventory Advance Lenders and/or the Administrative Agent to, or otherwise incurred by, GSRP under this Agreement in respect of the Mt. Snow Project, the Mt. Snow Notes and/or any of the other Mt. Snow Security Documents (including, without limitation, accrued and unpaid interest in respect of the Mt. Snow Notes and Loan Costs attributable to the Mt. Snow Project and/or the Mt. Snow Security Documents), and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, GSRP in respect of the Mt. Snow Project and/or the Mt. Snow Security Documents arising hereunder or thereunder.

                    Mt. Snow Project -- means that certain resort property commonly known as the Grand Summit Hotel and Crown Club at Mount Snow, situated on certain land located at Mount Snow, West Dover, Vermont, and particularly described on Schedule 2-H attached hereto and made a part hereof, and including all improvements now or hereafter located on said land, and all facilities, roadways, common furnishings, club furnishings, equipment and all other appurtenances thereunto belonging. The Mt. Snow Project shall include, when the Mt. Snow Declaration is recorded, the Mt. Snow Residential Units (if any), the Mt. Snow Quartershare Interests, the Mt. Snow Commercial Units and the Mt. Snow Common Elements.

                    Mt. Snow Project Documents -- means the Mt. Snow Declaration, the Articles of Incorporation and the By-Laws of the Mt. Snow Association, and the rules and regulations of the Mt. Snow Association.

                  Mt.  Snow   Quartershare   Interest  --  means  the  "Interval
         Ownership Interests" as defined and described in the Mt. Snow Declaration, with the owner of such interest being entitled to the exclusive right to the possession, use and occupancy of a Mt. Snow Residential Unit during thirteen (13) calendar weeks of each calendar year, as more particularly provided in the Mt. Snow Declaration.

                    Mt. Snow Residential Unit -- means a residential condominium unit at the Mt. Snow Project.

                    Mt. Snow Residential Common Areas and Facilities -- means those areas at the Mt. Snow Project that have been designated in accordance with the Mt. Snow Declaration, on the Mt. Snow Resort Map or by the Mt. Snow Association as "Residential Common Areas and Facilities," as defined in the Mt. Snow Declaration, for the primary or exclusive use of the owners of Mt. Snow Residential Units or Mt. Snow Quartershare Interests.

                  Mt. Snow Resort Map -- means the plat and floor plans for the Mt. Snow Project to be recorded in the real property records of the Town of West Dover, Vermont and which shall be satisfactory to the Administrative Agent.

                    Mt. Snow Required Lenders -- means the Mt. Snow Inventory Required Lenders.

                  Mt. Snow Termination Date -- means the earliest of

                           (a) the date on which the Lenders' obligations hereunder to make Advances are terminated pursuant to Section 8.2(a) of this Agreement,

                           (b) the date on which the Obligations are accelerated
                  pursuant to Section 8.2(a) of this Agreement,

                           (c) the date on which any of the  Events  of  Default
                  set forth in Section 8.1(e) shall have occurred, and

                              (d) the day on which the Mt. Snow Inventory Advance is made hereunder.

                    1997 Inventory Advance Date -- as defined in Section 6B of this Agreement.

                    1997 Inventory Advance Request -- as defined in Section 6B of this Agreement.

                    1997 Project(s) -- means, as the context may require, any one or more of the following: the Jordan Bowl Project, the Attitash Project, the Killington Project and/or the Mt. Snow Project.

                  Nonconstruction Cost Certificate -- means, as of any date and with respect to any Construction Project, a certificate, addressed to the Administrative Agent and in form and substance satisfactory to the Administrative Agent, signed by GSRP, which

                           (a)  includes  as  an  attachment   thereto  the  TFC
                  Architect's Nonconstruction Cost Certificate for such Construction Project in the case of any Construction Project Advance being made in respect of FF&E Costs,

                           (b) includes as an attachment  thereto  copies of all
                  invoices and bills in respect of FF&E Costs and/or Sales, Marketing & Other Costs for which GSRP is to be reimbursed, in whole or part, by a Construction Project Advance to be made hereunder in respect of such Construction Project and certifies the accuracy and correctness of such invoices and bills,

                           (c) certifies (i) the aggregate costs incurred by GSRP in respect of Construction Costs, FF&E Costs and Sales, Marketing & Other Costs in each case for such Construction Project up to and including such date, (ii) the aggregate amount of Equity Moneys and Construction Project Advances in each case for such Construction Project utilized prior to such date to satisfy, in whole or part, such Costs and (iii) that the unutilized principal amount of this Agreement for such Construction Project, the Construction Project Advances likely to be repaid and to be reborrowable in respect of such Construction Project and the remaining Equity Moneys, if any, are sufficient to satisfy the remaining Construction Costs, FF&E Costs and Sales, Marketing & Other Costs for such Construction Project, and

                           (d) compares the actual costs  incurred in respect of
                  each line item in the Budget for such Construction Project with respect to such FF&E and Sales, Marketing & Other Costs with the projected amount thereof as of such date and explains any material variance in respect thereof.

                  Notes -- means, as the context may require, any one or more of the following: the Steamboat Construction Project Advance Notes, the Steamboat Inventory Advance Notes, the Canyons Construction Project Advance Notes, the Canyons Inventory Advance Notes, the *Sugarbush Construction Project Advance Notes, the *Sugarbush Inventory Advance Notes, the *Sugarloaf Construction Project Advance Notes, the *Sugarloaf Inventory Advance Notes, the Jordan Bowl Inventory Advance Notes, the Attitash Inventory Advance Notes, the Killington Inventory Advance Notes and/or the Mt. Snow Inventory Advance Notes.

                  Note Purchase Agreement -- means that certain Note Purchase Agreement, dated as of September 1, 1998, between GSRP and either Textron Financial Corporation or TBS Business Services, Inc., as amended from time to time.

                  Obligations  -- means all of the  Steamboat  Obligations,  the
         Canyons Obligations, the *Sugarbush Obligations, the *Sugarloaf Obligations, the Jordan Bowl Obligations, the Attitash Obligations, the Killington Obligations, the Mt. Snow Obligations and all other sums now or hereafter loaned, advanced or incurred by any one or more of the Lenders or the Administrative Agent to or on behalf of GSRP under this Agreement, the Notes and any other Security Document, and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, GSRP arising hereunder or thereunder. "Obligations" shall also include GSRP's obligations and undertaking to or in favor of the "buyer" under the Note Purchase Agreement, provided that if all of the Steamboat Obligations, the Canyons Obligations, the *Sugarbush Obligations, the *Sugarloaf Obligations, the Jordan Bowl Obligations, the Attitash Obligations, the Killington Obligations, the Mt. Snow Obligations and all other sums now or hereafter loaned, advanced or incurred by any one or more of the Lenders or the Administrative Agent to or on behalf of GSRP under this Agreement, the Notes and any other Security Document shall have been fully and finally paid and no Event of Default shall exist immediately prior to such payment in full, then "Obligations shall be deemed not to include GSRP's obligations and undertaking to or in favor of the "buyer" under the Note Purchase Agreement and, in such case, the Collateral shall not thereafter secure any of such obligations.

                    Parent -- means American Skiing Company Resort Properties, Inc., a Maine corporation.

                  Participating Lender -- means any Person which (a) shall have been granted the right by a Lender to participate in the Note of such Lender and (b) shall have entered into a participation agreement with such Lender which shall provide, inter alia, that such Participating Lender shall communicate and deal only with such Lender with respect to such Participating Lender's interest in such Note.

                    Permitted Exceptions -- means the title exceptions set forth in Schedule 4 of this Agreement.

                  Person -- means an individual, partnership, corporation, trust, unincorporated organization, limited liability company or a government or agency or political subdivision thereof.

                  Plans -- means, with respect to any Construction Project, those certain plans, specifications and designs prepared by the
         Architect for such Construction Project in connection with the construction and development of such Construction Project.

                  Prepayment Premium -- with respect to any prepayment, in whole or part, of the Loan pursuant to Section 2.5(e) of this Agreement or as a result of the acceleration, in whole or part, of the Loan pursuant to
         Section 8.2 of this Agreement, means the percentage set forth below, corresponding to the date on which the Loan (or a portion thereof) is prepaid or accelerated, of the principal balance of the Loan being so prepaid or accelerated at such time:

=========================================================== =========================================================
IF PREPAYMENT IS MADE, OR ACCELERATION OCCURS, DURING THE          APPLICABLE PERCENTAGE OF PRINCIPAL AMOUNT
                    FOLLOWING PERIODS
=========================================================== =========================================================
From and including the first Business Day of the 12th                                  3%
month following the Closing Date (not counting, for purposes of determining such
12th month,  the month in which the Closing Date occurs) to (but  excluding) the last day of the 24th  month  following  the  Closing  Date  (not  counting,  for purposes of  determining  such 24th month,  the month in which the Closing  Date occurs)
=========================================================== =========================================================
From and including the first Business Day of the 24th                                  2%
month following the Closing Date (not counting, for purposes of determining such
24th month,  the month in which the Closing Date occurs) to (but  excluding) the last day of the 36th  month  following  the  Closing  Date  (not  counting,  for purposes of  determining  such 36th month,  the month in which the Closing  Date occurs)
=========================================================== =========================================================
From and including the first Business Day of the 36th                                  1%
month following the Closing Date (not counting, for purposes of determining such
36th month,  the month in which the Closing Date occurs) to (but  excluding) the last day of the 48th  month  following  the  Closing  Date  (not  counting,  for purposes of  determining  such 48th month,  the month in which the Closing  Date occurs)
=========================================================== =========================================================
On and after the first Business Day of the 48th month                                  0%
following the Closing Date (not counting, for purposes of
determining such 48th month, the month in which the
Closing Date occurs)
=========================================================== =========================================================

         Anything contained herein to the contrary notwithstanding and for the avoidance of doubt since prepayment of the Canyons Loan, the Steamboat Loan, the *Sugarloaf Loan and the *Sugarbush Loan are not provided for during the first 12 months of the term hereof, if such Loans shall be accelerated during the first 12 months of the term hereof, the Prepayment Premium in respect thereof shall nonetheless be deemed to be 3%.

                    Prime Rate -- as defined in the definition of "Interest Rate" in this Section 1.1.

                    Project(s) -- means, as the context may require, any one or more of the following: the Construction Projects and/or the 1997 Projects.

                  Project Documents -- means, as the context may require, any one or more of the following: the Steamboat Project Documents, the *Sugarloaf Project Documents, the Canyons Project Documents, the
         *Sugarbush Project Documents, the Jordan Bowl Project Documents, the Attitash Project Documents, the Killington Project Documents and/or Mt. Snow Project Documents.

                  Property -- means any interest in any kind of property or asset of GSRP, whether real, personal or mixed, or tangible or intangible.

                    Property-Related Contract -- as defined in Section 3.1(b) of this Agreement.

                  Project Required Lenders -- means, as the context may, any one or more of the following: Steamboat Required Lenders, Canyons Required Lenders, *Sugarbush Required Lenders, *Sugarloaf Required Lenders, the Jordan Bowl Required Lenders, the Attitash Required Lenders, the Killington Required Lenders and/or the Mt. Snow Required Lenders. A "group of Project Required Lenders" shall mean and refer to, in the case of the Steamboat Required Lenders, the group of Lenders consisting of the Steamboat Construction Project Advance Lenders and the Steamboat Inventory Advance Lenders, in the case of the Canyons Required Lenders, the group of Lenders consisting of the Canyons Construction Project Advance Lenders and the Canyons Inventory Advance Lenders, in the case of the *Sugarbush Required Lenders, the group of Lenders consisting of the *Sugarbush Construction Project Advance Lenders and the *Sugarbush Inventory Advance Lenders and in the case of the *Sugarloaf Required Lenders, the group of Lenders consisting of the *Sugarloaf Construction Project Advance Lenders and the *Sugarloaf Inventory Advance Lenders, in the case of the Jordan Bowl Required Lenders, the group of Lenders consisting of the Jordan Bowl Inventory Advance Lenders, in the case of the Attitash Required Lenders, the group of Lenders consisting of the Attitash Inventory Advance Lenders, in the case of the Killington
         Required Lenders, the group of Lenders consisting of the Killington Inventory Advance Lenders and, in the case of the Mt. Snow Required Lenders, the group of Lenders consisting of the Mt. Snow Inventory Advance Lenders.

                    Pro Rata Share -- means at any time a fraction determined as follows:

                  (a) with respect to any Steamboat Construction Project Advance Lender, the share of the Steamboat Loan Exposure of such Lender divided by the total Steamboat Loan Exposure, determined at such time,

                  (b) with respect to any Canyons Construction Project Advance Lender, the share of the Canyons Loan Exposure of such Lender divided by the total Canyons Loan Exposure, determined at such time,

                  (c) with respect to any *Sugarbush Construction Project Advance Lender, the share of the *Sugarbush Loan Exposure of such Lender divided by the total *Sugarbush Loan Exposure, determined at such time,

                  (d) with respect to any *Sugarloaf Construction Project Advance Lender, the share of the *Sugarloaf Loan Exposure of such Lender divided by the total *Sugarloaf Loan Exposure, determined at such time,

                  (e) with respect to any Steamboat Inventory Advance Lender, the share of the Steamboat Loan Exposure of such Lender divided by the total Steamboat Loan Exposure, determined at such time,

                  (f) with respect to any Canyons Inventory Advance Lender, the share of the Canyons Loan Exposure of such Lender divided by the total Canyons Loan Exposure, determined at such time,

                  (g) with respect to any *Sugarbush Inventory Advance Lender, the share of the *Sugarbush Loan Exposure of such Lender divided by the total *Sugarbush Loan Exposure, determined at such time,

                  (h) with respect to any *Sugarloaf Inventory Advance Lender, the share of the *Sugarloaf Loan Exposure of such Lender divided by the total *Sugarloaf Loan Exposure, determined at such time,

                  (i) with respect to any Jordan Bowl Inventory Advance Lender, the share of the Jordan Bowl Loan Exposure of such Lender divided by the total Jordan Bowl Loan Exposure, determined at such time,

                  (j) with respect to any Attitash Inventory Advance Lender, the share of the Attitash Loan Exposure of such Lender divided by the total Attitash Loan Exposure, determined at such time,

                  (k) with respect to any Killington Inventory Advance Lender, the share of the Killington Loan Exposure of such Lender divided by the total Killington Loan Exposure, determined at such time,

                  (l) with respect to any Mt. Snow Inventory Advance Lender, the share of the Mt. Snow Loan Exposure of such Lender divided by the total Mt. Snow Loan Exposure, determined at such time,

                  (m) with  respect to any Lender in  connection  with  Sections
         7.14 and 10.4, the share of the Loan Exposure of such Lender divided by the total Loan Exposure, determined at such time.

         If "Pro Rata Share" shall be determined by reference to one or more Commitments with respect to which there shall be a Lender that shall have failed to honor such Commitment (in whole or part), equitable adjustments shall be made in this definition to give effect to any other Lenders that have assumed, in whole or part, the Commitment of such defaulting Lender and not to give effect to the holding by such defaulting Lender of such defaulted Commitment. For the avoidance of doubt, any reference in this Agreement to the pro rata sharing of any payment during any relevant Commitment Period shall be based on the calculation of the applicable Loan Exposure that is, in turn, based upon the principal outstanding under the applicable component of the Loan at the relevant point or points in time.

                  Purchaser -- as defined in the definition of "Contract" in this Section 1.1.

                    Quartershare Interest(s) -- means, as the context may require, any one or more of the following: the Steamboat Quartershare Interests, the *Sugarloaf Quartershare Interests, the Canyons Quartershare Interests, the *Sugarbush Quartershare Interests, the Jordan Bowl Quartershare Interests, the Attitash Quartershare Interests, the Killington Quartershare Interests and/or the Mt. Snow Quartershare Interests.

                  Quartershare   Mortgage   --  means,   with   respect  to  any
         Quartershare Note, a mortgage or deed of trust in and to the Quartershare Interest whose purchase is being financed, in whole or part, by such Quartershare Note.

                  Quartershare Note -- means any promissory note made payable to the order of GSRP which provides for payment of the deferred purchase price of one or more Quartershare Interests purchased by the Purchaser thereof.

                  Release Price -- means,

                           (a)  in  the  case  of  any  Steamboat   Quartershare
                  Interest, (i) for so long as any Steamboat Obligations are outstanding, 100% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon and (ii) after the Steamboat Obligations have been fully and finally paid, 50% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon,

                           (b) in the case of any Canyons Quartershare Interest,
                  (i) for so long as any Canyons Obligations are outstanding, 100% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon and (ii) after the Canyons Obligations have been fully and finally paid, 50% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon,

                           (c)  in the  case  of any  Jordan  Bowl  Quartershare
                  Interest, (i) for so long as any Jordan Bowl Obligations are outstanding, 100% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon and (ii) after the Jordan Bowl Obligations have been fully and finally paid, 50% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon,

                           (d)  in  the  case  of  any   Attitash   Quartershare
                  Interest, (i) for so long as any Attitash Obligations are outstanding, 100% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon and (ii) after the Attitash Obligations have been fully and finally paid, 50% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon,

                           (e)  in  the  case  of  any  Killington  Quartershare
                  Interest, (i) for so long as any Killington Obligations are outstanding, 100% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon and (ii) after the Killington Obligations have been fully and finally paid, 50% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon,

                           (f)  in  the  case  of  any  Mt.  Snow   Quartershare
                  Interest, (i) for so long as any Mt. Snow Obligations are outstanding, 100% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon and (ii) after the Mt. Snow Obligations have been fully and finally paid, 50% of the dollar amount set forth on Schedule 3 hereto that corresponds to the particular type of Quartershare Interest listed thereon,

                           (g) in the case of any *Sugarbush Quartershare Interest, (i) for so long as any *Sugarbush Obligations are outstanding, 100% of [a dollar amount to be determined] and
                  (ii) after the *Sugarbush Obligations have been fully and finally paid, 50% of [a dollar amount to be determined], and

                           (h) in the case of any *Sugarloaf Quartershare Interest, (i) for so long as any *Sugarloaf Obligations are outstanding, 100% of [a dollar amount to be determined] and
                  (ii) after the *Sugarloaf Obligations have been fully and finally paid, 50% of [a dollar amount to be determined].

         If at any time during a Commitment Period, there are no Obligations outstanding, the Release Price in respect of the sale of any Quartershare Interest shall be $0. With respect to the sale of any Commercial Unit, the release price shall be such amount as shall have been agreed between GSRP and the Administrative Agent and approved by the appropriate Project Required Lenders.

                  Required Parties -- means Lenders that, in the aggregate, constitute each of the following: (a) the Steamboat Required Lenders for so long as Steamboat Loan Exposure shall exist, (b) the Canyons Required Lenders for so long as Canyons Loan Exposure shall exist, (c) the *Sugarbush Required Lenders for so long as *Sugarbush Loan Exposure shall exist, (d) the *Sugarloaf Required Lenders for so long as *Sugarloaf Loan Exposure shall exist, (e) the Jordan Bowl Required Lenders for so long as Jordan Bowl Loan Exposure shall exist, (f) the Attitash Required Lenders for so long as Attitash Loan Exposure shall exist, (g) the Killington Required Lenders for so long as Killington Loan Exposure shall exist and (h) the Mt. Snow Required Lenders for so long as Mt. Snow Loan Exposure shall exist. After all of the Obligations in respect of the Loan shall have been paid in full, "Required Parties" shall have the meaning ascribed to such term or concept in the Note Purchase Agreement.

                  Reservation Contract -- means any reservation contract between a Person, as a potential purchaser, and GSRP, as seller, which agreement provides for the reservation by GSRP for such potential purchaser of one or more Quartershare Interests at the Steamboat Project.

                  Residential Unit(s) -- means, as the context may require, any one or more of the following: the Steamboat Residential Units, the *Sugarloaf Residential Units, the Canyons Residential Units, the
         *Sugarbush Residential Units, the Jordan Bowl Residential Units, the Attitash Residential Units, the Killington Residential Units and/or the Mt. Snow Residential Units.

                    Resort Map(s) -- means, as the context may require, any one or more of the following: the Steamboat Resort Map, the *Sugarloaf Resort Map, the Canyons Resort Map, the *Sugarbush Resort Map, the Jordan Bowl Resort Map, the Attitash Resort Map, the Killington Resort Map and/or the Mt. Snow Resort Map.

                  Retainage Amount -- shall mean any one or more of the Canyons Retainage Amount or the Steamboat Retainage Amount.

                  Sales, Marketing & Other Costs -- means, with respect to any Construction Project, all out-of-pocket costs for such Construction Project incurred by GSRP in connection with selling and marketing of the Quartershare Interests, all general and administrative out-of-pocket costs of GSRP, all interest costs and loan or commitment fees of GSRP relating to such Construction Project, all professional fees of GSRP relating to such Construction Project (including architectural, accounting, engineering and legal fees) and all other out-of-pocket costs incurred by GSRP in connection with the development (for purposes of the avoidance of doubt, "development" shall exclude construction), sale and operation of such Construction Project and the maintenance of the Collateral relating to such Construction Project.

                    Security -- shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

                  Security Documents -- means the Steamboat Security Documents, the Canyons Security Documents, the *Sugarbush Security Documents, the *Sugarloaf Security Documents, the Jordan Bowl Security Documents, the Attitash Security Documents, the Killington Security Documents and the Mt. Snow Security Documents, including, without limitation, this Agreement, the Notes, all assignments of Contracts, all assignments of Property-Related Contracts, the Blanket Mortgages, the Subordination Agreements, the Steamboat Assignment of Declarant's Rights, the proxies referred to in Section 3.9(c) hereof, the Loan Disbursement Agreement, the collateral trust indenture to be entered into by Textron Financial Corporation and GSRP in respect of the Jordan Bowl Project, as amended, and all assignments, instruments, certificates, notices and other documents now or hereafter executed and delivered in connection with the transactions contemplated herein.

                  Steamboat Architect -- means a duly licensed architect under Colorado law approved by the Administrative Agent.

                  Steamboat Assignment of Architect's Contract -- means the assignment of GSRP's rights under that certain architect's contract with the Steamboat Architect in respect of the Steamboat Project substantially in the form of Exhibit S to this Agreement, as amended from time to time.

                  Steamboat Assignment of Contracts -- means an assignment of the Contracts arising in respect of the sale Steamboat Quartershare Interests substantially in the form of Exhibit V attached to this Agreement.

                  Steamboat Assignment of Construction Contract -- means the assignment of GSRP's rights under the Steamboat Construction Contract substantially in the form of Exhibit T to this Agreement, as amended from time to time.

                  Steamboat Assignment of Declarant's Rights -- means the assignment in respect of GSRP's declarant's rights under the Steamboat Declaration substantially in the form of Exhibit K-1 to this Agreement, as amended from time to time.

                  Steamboat Assignment of Property-Related Contracts -- means the assignment in respect of Property-Related Contracts connected with the Steamboat Project substantially in the form of Exhibit Q-1 to this Agreement, as amended from time to time.

                  Steamboat Assignment of Rents -- means the Assignment of Lease and Rents in respect of the Steamboat Project substantially in the Form of Exhibit R-1 to the Agreement, as amended from time to time.

                  Steamboat Association -- means the GS Steamboat Condominium Association, a non-profit corporation established under the laws of Colorado, or any successor association thereto as provided in the Steamboat Declaration.

                  Steamboat Blanket Mortgage -- means the Combination Deed of Trust, Security Agreement and Fixture Financing Statement encumbering the Steamboat Project substantially in the form of Exhibit B-1 to this Agreement, as amended from time to time.

                  Steamboat Commitment Period -- means, with respect to the Steamboat Project and the Steamboat Construction Project Advances, Steamboat Interest Advances and the Steamboat Inventory Advance to be made in respect thereof, the period commencing on the Closing Date and ending on the Steamboat Termination Date.

                  Steamboat Common Areas -- means those areas at the Steamboat Project that have been designated in accordance with the Steamboat
         Declaration, on the Steamboat Resort Map or by the Steamboat Association as "Common Areas," as used and defined in the Steamboat Declaration, for the primary or exclusive use of the owners of Steamboat Residential Units, Steamboat Quartershare Interests and Steamboat Commercial Units.

                    Steamboat Commercial Unit -- means a commercial condominium unit at the Steamboat Project.

                  Steamboat Construction Contract -- means that certain Standard Form of Agreement between GSRP and the Steamboat General Contractor, as amended from time to time, as approved by the Administrative Agent.

                    Steamboat  Construction  Project  Advances  -- as defined in
          Section 2.1 hereof.

                  Steamboat Construction Project Advance Commitment-- means, with respect to each Steamboat Construction Project Advance Lender, the amount set forth underneath its signature hereto with respect to the making of Steamboat Construction Project Advances and Steamboat Interest Advances, provided that the amount of such Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under Section 2.3(a)(i) hereof and any assignments of Commitments permitted under Section 2.6(b) hereof.

                  Steamboat Construction Project Advance Lenders -- means the Lenders identified on the signature pages hereto that have made a Steamboat Construction Project Advance Commitment (subject to the terms and conditions hereof) to lend the amounts set forth under their respective signature blocks in respect of Steamboat Construction Project Advances and Steamboat Interest Advances, together with their successors and permitted assigns pursuant to Section 2.6(b) of this Agreement.

                  Steamboat Construction Project Advances Maturity Date -- means the earlier of (a) the first Business Day of the 24th month following the date on which the first Steamboat Construction Project Advance is made (not counting the month in which such Advance was made) and (b) the first Business Day of the 24th month following the Closing Date (not counting the month in which the Closing Date fell).

                    Steamboat Construction Project Advance Note -- as defined in
          Section 2.4(a) of this Agreement.

                  Steamboat Construction Project Borrowing Base -- means, on any date and with respect to the Steamboat Project, 80% of the aggregate amount of

                           (a) Construction Costs for the Steamboat Project, FF&E Costs for the Steamboat Project and Sales, Marketing & Other Costs for the Steamboat Project incurred and paid for by GSRP on or prior to such date in respect of the Steamboat Project under and in accordance with the Budget for the Steamboat Project plus

                           (b) pre-development  expenses and land values (net of
                  mortgage  debt)  for such  Project  set  forth on  Schedule  1 hereto,

         provided that the "Steamboat Construction Project Borrowing Base" shall, in no case, exceed the lesser of:

                           (i)      $77,100,000; and

                           (ii) the remainder of (A) $145,000,000, minus (B) the
                  sum of (1) the aggregate outstanding principal balance of all Construction Project Advances other than Steamboat Construction Project Advances as of such date, (2) the aggregate outstanding principal balance of all Inventory Advances as of such date and (3) the aggregate outstanding principal balance of Interest Advances other than Steamboat Interest Advances as of such date.

                  Steamboat Construction Project Required Lenders -- means any one or more of the Steamboat Construction Project Advance Lenders having or holding 51% or more of the Steamboat Loan Exposure.

                  Steamboat Declaration -- means that certain Declaration of Condominium and Plan for Quarter Share Ownership for Grand Summit Resort Hotel, Steamboat by GSRP, as declarant, which is to be recorded in the real property records of the Office of the Clerk and Recorder for Routt County, Colorado, as amended from time to time in accordance with the provisions hereof.

                  Steamboat Escrow Agent -- means Transnation Title Insurance Company, or such escrowee duly authorized to act as such under applicable Colorado law.

                  Steamboat Final Construction Cost Advance -- means the last Steamboat Construction Project Advance in respect of Construction Costs for the Steamboat Project, which shall have as its sole purpose the financing of the payment of any unutilized Steamboat Retainage Amount under the Steamboat Construction Contract.

                  Steamboat General Contractor -- means such general contractor as shall be acceptable to the Administrative Agent.

                  Steamboat Host Company -- means, with respect to the Steamboat Project, Steamboat Ski & Resort Corporation, a Delaware corporation.

                  Steamboat Host Company Lease Agreement -- means, with respect to the Steamboat Project, that certain lease agreement to be entered into between GSRP and the Steamboat Host Company with respect to the Steamboat Commercial Unit.

                  Steamboat Interest Advance -- as defined in Section 2.4(c) of this Agreement.

                    Steamboat Inventory Advance -- as defined in Section 2.2 hereof.

                  Steamboat Inventory Advance Commitment-- means, with respect to each Steamboat Inventory Advance Lender, the amount set forth underneath its signature hereto with respect to the Steamboat Inventory Advances, provided that the amount of such Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under
         Section 2.3(a)(i) hereof and any assignments of Commitments permitted under Section 2.6(b) hereof.

                  Steamboat Inventory Advance Lenders -- means the Lenders identified on the signature pages hereto that have a Steamboat Inventory Advance Commitment (subject to the terms and conditions hereof) to lend the amounts set forth under their respective signature blocks in respect of the Steamboat Inventory Advance, together with their successors and permitted assigns pursuant to Section 2.6(b) of this Agreement.

                  Steamboat Inventory Advance Maturity Date -- means the earlier of (a) the first Business Day of the 24th month following the date on which the Steamboat Inventory Advance is made (not counting the month in which such Advance was made) and (b) the first Business Day of the 48th month following the Closing Date (not counting the month in which the Closing Date fell).

                    Steamboat Inventory Advance Note -- as defined in Section 2.4(a) of this Agreement.

                  Steamboat Inventory Required Lenders -- means any one or more of the Steamboat Inventory Advance Lenders having or holding 51% or more of the Steamboat Loan Exposure.

                  Steamboat Loan -- means, at any time, the aggregate principal balance of all Steamboat Construction Project Advances and Steamboat Interest Advances outstanding at such time and, after the making of the Steamboat Inventory Advance, the principal balance of the Steamboat Inventory Advance outstanding at such time.

                  Steamboat Loan Exposure -- means

                  (a) with respect to any Steamboat Construction Project Advance Lender, as of any date of determination, (i) prior to the termination of the Steamboat Commitment Period, the total of the Steamboat Construction Project Advance Commitments of the Steamboat Construction Project Advance Lenders and (ii) after the termination of the Steamboat Commitment Period, the aggregate principal amount of the Steamboat Construction Project Advances outstanding on such date and

                  (b) with respect to any Steamboat Inventory Advance Lender, as of any date of determination, (i) prior to the termination of the Steamboat Commitment Period, the total of the Steamboat Inventory Advance Commitments of the Steamboat Inventory Advance Lenders and (ii) after the termination of the Steamboat Commitment Period, the aggregate principal amount of the Steamboat Inventory Advance outstanding on such date.

                  Steamboat Limited Common Areas -- means those areas at the Steamboat Project that have been designated in accordance with the Steamboat Declaration, on the Steamboat Resort Map or by the Steamboat Association as "Limited Common Areas," as used and defined in the Steamboat Declaration, for the primary or exclusive use of certain of the owners of Steamboat Residential Units, Steamboat Quartershare Interests and Steamboat Commercial Units, as the case may be.

                  Steamboat Notes -- means the Steamboat Construction Project Advance Notes and the Steamboat Inventory Advance Notes, as the case may be.

                  Steamboat Obligations -- means all sums now or hereafter loaned or advanced by any one or more of the Steamboat Construction Project Advance Lenders, the Steamboat Inventory Advance Lenders and/or the Administrative Agent to, or otherwise incurred by, GSRP under this Agreement in respect of the Steamboat Project, the Steamboat Notes and/or any of the other Steamboat Security Documents (including, without limitation, accrued and unpaid interest in respect of the Steamboat Notes and the Loan Costs attributable to the Steamboat Project and/or the Steamboat Security Documents), and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, GSRP in respect of the Steamboat Project and/or the Steamboat Security Documents arising hereunder or thereunder.

                  Steamboat Project -- means that certain resort property commonly known as The Grand Summit Hotel and Crown Club at Steamboat, situated on certain land located in Steamboat Springs, Colorado, and particularly described on Schedule 2-B attached hereto and made a part hereof, and including all improvements now or hereafter located on said land, and all facilities, roadways, common furnishings, club furnishings, equipment and all other appurtenances thereunto belonging. Steamboat Project shall include the Steamboat Residential Units (if any), the Steamboat Quartershare Interests, the Steamboat Commercial Units, the Steamboat Common Area and the Steamboat Limited Common Areas in respect of said land.

                  Steamboat Project Documents -- means the Steamboat Declaration, the Articles of Incorporation and the By-Laws of the Steamboat Association, and the rules and regulations of the Steamboat Association.

                  Steamboat Quartershare Interest -- means the "Quarter Share Estate," as described and defined in the Steamboat Declaration and the By-Laws of the Steamboat Association, with the owner of such estate being entitled to the exclusive right to the possession, use and occupancy of a Steamboat Residential Unit during thirteen (13) calendar weeks of each calendar year, as more particularly provided in the Steamboat Declaration.

                  Steamboat Required Amortization Amount -- means, at any time, the quotient equal to the outstanding principal amount of the Steamboat Construction Project Advances or, after the payment in full of the Steamboat Construction Project Advances, the Steamboat Inventory Advance, determined at such time, divided by 80% of the number of unsold Steamboat Quartershare Interests, determined at such time.

                  Steamboat Required Lenders -- means, as the context may require, the Steamboat Construction Project Required Lenders or the Steamboat Inventory Required Lenders.

                    Steamboat   Residential   Unit  --   means   a   residential
          condominium unit at the Steamboat Project.

                  Steamboat Resort Map -- means the plats and plans in respect of the Steamboat Project to be recorded in the real property records in the Office of the Clerk and Recorder for Routt County, Colorado and which shall be satisfactory to the Administrative Agent.

                    Steamboat Retainage Amount -- as defined in Section 2.1(a) of this Agreement.

                  Steamboat Security Documents -- means (a) this Agreement to the extent that it deals with the Steamboat Project, the Steamboat Construction Project Advances, the Steamboat Interest Advances and/or the Steamboat Inventory Advances, (b) the Steamboat Notes, (c) the Steamboat Blanket Mortgage, (d) the Steamboat Assignment of Rents, (e) the Steamboat Assignment of Contracts, (f) the Steamboat Assignment of Property-Related Contracts, (g) the Steamboat Assignment of the Construction Contract, (h) the Steamboat Assignment of the Architect's Contract, (i) the Subordination Agreement executed by the Steamboat Host Company in respect of the Steamboat Host Company Lease, (j) the Steamboat Assignment of Declarant's Rights and (k) the proxy for the Steamboat Declaration referred to in Section 3.9(c) hereof.

                  Steamboat Termination Date -- means the earliest of

                           (a) the date on which the Lenders' obligations hereunder to make Advances are terminated pursuant to Section 8.2(a) of this Agreement,

                           (b) the date on which the Obligations are accelerated
                  pursuant to Section 8.2(a) of this Agreement,

                           (c) the date on which any of the  Events  of  Default
                  set forth in Section 8.1(e) shall have occurred, and

                           (d) the day immediately preceding the Steamboat Construction Project Advances Maturity Date.

         If the first Construction Project Advance in respect of the Steamboat Project shall not have been made prior to December 15, 1998, then the Steamboat Termination Date shall be deemed to be December 15, 1998.

                    Subordination Agreement -- as defined in Section 5.6 of this Agreement.

                  Subsequent Phase -- means

                           (a) the  expansion  of any or all of the Projects and
                  the Property and improvements located thereon (i) to include additional Property, (ii) to accommodate the construction of additional buildings constituting the Projects, and/or (iii) to accommodate the expansion of any buildings existing at the Projects at the time of such expansion or

                           (b) the  construction  or  development  of any  other
                  hotel projects by GSRP similar to any one or more of the Projects.

                  *Sugarbush Architect -- means a duly licensed architect under Vermont law approved by the Administrative Agent.

                  *Sugarbush Assignment of Architect's Contract -- means the assignment of GSRP's rights under that certain architect's contract with the *Sugarbush Architect in respect of the *Sugarbush Project substantially in the form of Exhibit S to this Agreement, as amended from time to time.

                  *Sugarbush Assignment of Construction Contract -- means the assignment of GSRP's rights under the *Sugarbush Construction Contract substantially in the form of Exhibit T to this Agreement, as amended from time to time.

                  *Sugarbush Assignment of Contracts -- means an assignment of the Contracts arising in respect of the sale of *Sugarbush Quartershare Interests substantially in the form of Exhibit V attached to this Agreement.

                  *Sugarbush Assignment of Declarant's Rights -- means the assignment in respect of GSRP's declarant's rights under the *Sugarbush Declaration substantially in the form of Exhibit K-3 to this Agreement, as amended from time to time.

                  *Sugarbush Assignment of Property-Related Contracts -- means the assignment in respect of Property-Related Contracts connected with the *Sugarbush Project substantially in the form of Exhibit Q-3 to this Agreement, as amended from time to time.

                  *Sugarbush Assignment of Rents -- means the Assignment of Lease and Rents in respect of the *Sugarbush Project substantially in the Form of Exhibit R-3 to the Agreement, as amended from time to time.

                  *Sugarbush Association -- means the *Sugarbush Grand Summit Hotel and Crown Club Owners Association, a Vermont non-profit corporation, or any successor association thereto as provided in the *Sugarbush Declaration.

                  *Sugarbush Blanket Mortgage(s) -- means the Mortgage, Assignment of Rents and Fixture Financing Statement encumbering the *Sugarbush Project substantially in the form of Exhibit B-3 to this Agreement, as amended from time to time.

                  *Sugarbush CCR's -- means (a) that certain Grand Summit Hotel and Crown Club at *Sugarbush Declaration of Protective Covenants by GSRP, as declarant, which is to be recorded in the land records of the Town of Warren, Vermont, and which shall be satisfactory to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof and (b) that certain Declaration of Easements by and between GSRP and *Sugarbush Resort Holdings, Inc., a Vermont corporation, which is to be recorded in the applicable land records of the Town of Warren, Vermont, and which shall be satisfactory in form and substance to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof.

                  *Sugarbush Commercial Common Areas and Facilities -- means those areas at the *Sugarbush Project that have been designated in accordance with the *Sugarbush Declaration, on the *Sugarbush Resort Map or by the *Sugarbush Association as "Commercial Common Areas and Facilities," as defined in the *Sugarbush Declaration, for the primary or exclusive use of the owners of *Sugarbush Commercial Units.

                    *Sugarbush Commercial Unit -- means a commercial condominium unit at the *Sugarbush Project.

                  *Sugarbush Commitment Period -- means, with respect to the *Sugarbush Project and the *Sugarbush Construction Project Advances, *Sugarbush Interest Advances and the *Sugarbush Inventory Advance to be made in respect thereof, the period commencing on the Closing Date and ending on the *Sugarbush Termination Date.

                  *Sugarbush Common Elements -- means the real estate and improvements located at the *Sugarbush Project other than those areas designated as *Sugarbush Residential Units or *Sugarbush Commercial Units and, with respect to the *Sugarbush Residential Units and
         *Sugarbush Quartershare Interests, shall mean the *Sugarbush Residential Common Areas and Facilities and the *Sugarbush Common Furnishings and the *Sugarbush General Common Areas and Facilities
         applicable thereto, and with respect to the *Sugarbush Commercial Units, means the *Sugarbush Commercial Common Areas and Facilities and the *Sugarbush Common Furnishings and the *Sugarbush General Common
         Areas and Facilities applicable thereto, in each case as more particularly provided for in the *Sugarbush Declaration.

                  *Sugarbush Common Furnishings -- means all furniture, furnishings, appliances, fixtures and equipment, and all other personal property from time to time owned or leased by the *Sugarbush Association at the *Sugarbush Project for the use by the owners of *Sugarbush Residential Units, the *Sugarbush Quartershare Interests or the *Sugarbush Commercial Units.

                  *Sugarbush Construction Contract -- means that certain Standard Form of Agreement between GSRP and the *Sugarbush General Contractor, as amended from time to time, and satisfactory to the Administrative Agent.

                    *Sugarbush  Construction  Project  Advances -- as defined in
          Section 2.1 hereof.

                  *Sugarbush Construction Project Advance Commitment-- means, with respect to each *Sugarbush Construction Project Advance Lender, the amount set forth underneath its signature hereto with respect to the making of *Sugarbush Construction Project Advances and *Sugarbush Interest Advances, provided that the amount of such Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under Section 2.3(a)(i) hereof and any assignments of Commitments permitted under Section 2.6(b) hereof.

                  *Sugarbush Construction Project Advance Lenders -- means the Lenders identified on the signature pages hereto that have made a *Sugarbush Construction Project Advance Commitment (subject to the terms and conditions hereof) to lend the amounts set forth under their respective signature blocks in respect of *Sugarbush Construction Project Advances and *Sugarbush Interest Advances, together with their successors and permitted assigns pursuant to Section 2.6(b) of this Agreement.

                  *Sugarbush Construction Project Advances Maturity Date -- means the earlier of (a) the first Business Day of the 24th month following the date on which the first *Sugarbush Construction Project Advance is made (not counting the month in which such Advance was made) and (b) the first Business Day of the 24th month following the Closing Date (not counting the month in which the Closing Date fell).

                    *Sugarbush Construction Project Advance Note -- as defined in Section 2.4(a) of this Agreement.

                  *Sugarbush Construction Project Borrowing Base -- means, on any date and with respect to the *Sugarbush Project, 80% of the aggregate amount of

                           (a) Construction Costs for the *Sugarbush Project, FF&E Costs for the *Sugarbush Project and Sales, Marketing & Other Costs for the *Sugarbush Project incurred and paid for by GSRP on or prior to such date in respect of the *Sugarbush Project under and in accordance with the Budget for the *Sugarbush Project plus

                           (b) pre-development  expenses and land values (net of
                  mortgage  debt)  for such  Project  set  forth on  Schedule  1 hereto,

         provided that the "*Sugarbush Construction Project Borrowing Base" shall, in no case, exceed the lesser of:

                           (i)      $[to be determined]; and

                           (ii) the remainder of (A) [to be  determined],  minus
                  (B) the sum of (1) the aggregate outstanding principal balance of all Construction Project Advances other than *Sugarbush Construction Project Advances as of such date, (2) the aggregate outstanding principal balance of all Inventory Advances as of such date and (3) the aggregate outstanding principal balance of Interest Advances other than *Sugarbush Interest Advances as of such date.

                  *Sugarbush Construction Project Required Lenders -- means any one or more of the *Sugarbush Construction Project Advance Lenders having or holding 51% or more of the *Sugarbush Loan Exposure.

                  *Sugarbush Declaration -- means that certain Declaration of Condominium and Interval Ownership, Grand Summit Hotel and Crown Club at *Sugarbush, by GSRP, as declarant, which is to be recorded in the land records of the Town of Warren, Vermont, and which shall be satisfactory to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof.

                  *Sugarbush Escrow Agent -- means [a bank to be determined], or such escrowee duly authorized to act as such under applicable Vermont law.

                  *Sugarbush Final Construction Cost Advance -- means the last *Sugarbush *Construction Project Advance in respect of Construction Costs for the *Sugarbush Project, which shall have as its sole purpose the financing of the payment of any unutilized *Sugarbush Retainage Amount under the *Sugarbush Construction Contract.

                  *Sugarbush General Common Areas and Facilities -- means all "Common Areas and Facilities" (as defined in the *Sugarbush
         Declaration) other than the *Sugarbush Residential Common Areas and Facilities and the *Sugarbush Commercial Common Areas and Facilities.

                  *Sugarbush General Contractor -- means such general contractor as shall be acceptable to the Administrative Agent.

                  *Sugarbush  Host  Company  --  means,   with  respect  to  the
         *Sugarbush  Project,   *Sugarbush  Resort  Holdings,  Inc.,  a  Vermont
         corporation.

                  *Sugarbush Host Company Lease Agreement -- means, with respect to the *Sugarbush Project, that certain lease agreement to be entered into between GSRP and the *Sugarbush Host Company with respect to certain infrastructure items located at the *Sugarbush Project.

                    *Sugarbush Interest Advance -- as defined in Section 2.4(c) of this Agreement.

                    *Sugarbush Inventory Advance -- as defined in Section 2.2 hereof.

                  *Sugarbush Inventory Advance Commitment-- means, with respect to each *Sugarbush Inventory Advance Lender, the amount set forth underneath its signature hereto with respect to the *Sugarbush Inventory Advances, provided that the amount of such Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under Section 2.3(a)(i) hereof and any assignments of Commitments permitted under Section 2.6(b) hereof.

                  *Sugarbush Inventory Advance Lenders -- means the Lenders identified on the signature pages hereto that have made a *Sugarbush Inventory Advance Commitment (subject to the terms and conditions hereof) to lend the amounts set forth under their respective signature blocks in respect of the *Sugarbush Inventory Advance, together with their successors and permitted assigns pursuant to Section 2.6(b) of this Agreement.

                  *Sugarbush Inventory Advance Maturity Date -- means the earlier of (a) the first Business Day of the 24th month following the date on which the *Sugarbush Inventory Advance is made (not counting the month in which such Advance was made) and (b) the first Business Day of the 48th month following the Closing Date (not counting the month in which the Closing Date fell).

                    *Sugarbush Inventory Advance Note -- as defined in Section 2.4(a) of this Agreement.

                  *Sugarbush Inventory Required Lenders -- means any one or more of the *Sugarbush Inventory Advance Lenders having or holding 51% or more of the *Sugarbush Loan Exposure.

                  *Sugarbush Loan -- means, at any time, the aggregate principal balance of all *Sugarbush Construction Project Advances and *Sugarbush Interest Advances outstanding at such time and, after the making of the *Sugarbush Inventory Advance, the principal balance of the *Sugarbush Inventory Advance outstanding at such time.

                  *Sugarbush Loan Exposure -- means

                  (a)  with  respect  to  any  *Sugarbush  Construction  Project
         Advance Lender, as of any date of determination, (i) prior to the termination of the *Sugarbush Commitment Period, the total of the *Sugarbush Construction Project Advance Commitments of the *Sugarbush Construction Project Advance Lenders and (ii) after the termination of the *Sugarbush Commitment Period, the aggregate principal amount of the *Sugarbush Construction Project Advances outstanding on such date and

                  (b) with respect to any *Sugarbush Inventory Advance Lender, as of any date of determination, (i) prior to the termination of the *Sugarbush Commitment Period, the total of the *Sugarbush Inventory Advance Commitments of the *Sugarbush Inventory Advance Lenders and
         (ii) after the termination of the *Sugarbush Commitment Period, the aggregate principal amount of the *Sugarbush Inventory Advance outstanding on such date.

                  *Sugarbush Notes -- means the *Sugarbush Construction Project Advance Notes and the *Sugarbush Inventory Advance Notes, as the case may be.

                  *Sugarbush Obligations -- means all sums now or hereafter loaned or advanced by any one or more of the *Sugarbush Project Construction Advance Lenders, the *Sugarbush Inventory Advance Lenders and/or the Administrative Agent to, or otherwise incurred by, GSRP under this Agreement in respect of the *Sugarbush Project, the *Sugarbush Notes and/or any of the other *Sugarbush Security Documents (including, without limitation, accrued and unpaid interest in respect of the *Sugarbush Notes and the Loan Costs attributable to the *Sugarbush Project and/or the *Sugarbush Security Documents), and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, GSRP in respect of the *Sugarbush Project and/or the *Sugarbush Security Documents arising hereunder or thereunder.

                  *Sugarbush Project -- means that certain resort property commonly known as the Grand Summit Hotel and Crown Club at *Sugarbush, situated on certain land located at *Sugarbush, Warren, Vermont, and particularly described on Schedule 2-C attached hereto and made a part hereof, and including all improvements now or hereafter located on said land, and all facilities, roadways, common furnishings, club furnishings, equipment and all other appurtenances thereunto belonging. The *Sugarbush Project shall include, when the *Sugarbush Declaration is recorded, the *Sugarbush Residential Units, the *Sugarbush Quartershare Interests, the *Sugarbush Commercial Units and the *Sugarbush Common Elements.

                  *Sugarbush Project Documents -- means the *Sugarbush Declaration, the Articles of Incorporation and the By-Laws of the *Sugarbush Association, and the rules and regulations of the *Sugarbush Association.

                  *Sugarbush Quartershare Interest -- means the "Interval Ownership Interests" as defined and described in the *Sugarbush Declaration, with the owner of such interest being entitled to the exclusive right to the possession, use and occupancy of a *Sugarbush Residential Unit during thirteen (13) calendar weeks of each calendar year, as more particularly provided in the *Sugarbush Declaration.

                  *Sugarbush Required Amortization Amount -- means, at any time, the quotient equal to the outstanding principal amount of the *Sugarbush Construction Project Advances or, after the payment in full of the *Sugarbush Construction Project Advances, the *Sugarbush Inventory Advance, determined at such time, divided by [to be determined] of the number of unsold *Sugarbush Quartershare Interests, determined at such time.

                    *Sugarbush   Residential   Unit  --   means  a   residential
          condominium unit at the *Sugarbush Project.

                  *Sugarbush Residential Common Areas and Facilities -- means those areas at the *Sugarbush Project that have been designated in accordance with the *Sugarbush Declaration, on the *Sugarbush Resort Map or by the *Sugarbush Association as "Residential Common Areas and Facilities," as defined in the *Sugarbush Declaration, for the primary or exclusive use of the owners of *Sugarbush Residential Units or *Sugarbush Quartershare Interests.

                  *Sugarbush Required Lenders -- means, as the context may require, the *Sugarbush Construction Project Required Lenders or the *Sugarbush Inventory Required Lenders.

                  *Sugarbush Resort Map -- means the plat and floor plans for the *Sugarbush Project to be recorded in the real property records of the Town of Warren, Vermont and which shall be satisfactory to the Administrative Agent.

                    *Sugarbush Retainage Amount -- as defined in Section 2.1(c) of this Agreement.

                  *Sugarbush Security Documents -- means (a) this Agreement to the extent that it deals with the *Sugarbush Project, the *Sugarbush Construction Project Advances, the *Sugarbush Interest Advances and/or the *Sugarbush Inventory Advances, (b) the *Sugarbush Notes, (c) the *Sugarbush Blanket Mortgage, (d) the *Sugarbush Assignment of Rents,
         (e) the *Sugarbush Assignment of Contracts, (f) the *Sugarbush Assignment of Property-Related Contracts, (g) the *Sugarbush Assignment of the Construction Contract, (h) the *Sugarbush Assignment of the Architect's Contract, (i) the Subordination Agreement executed by the *Sugarbush Host Company in respect of the *Sugarbush Host Company Lease, (j) the *Sugarbush Assignment of Declarant's Rights and (k) the proxy for the *Sugarbush Declaration referred to in Section 3.9(c) hereof.

                  *Sugarbush Termination Date -- means the earliest of

                           (a) the date on which the Lenders' obligations hereunder to make Advances are terminated pursuant to Section 8.2(a) of this Agreement,

                           (b) the date on which the Obligations are accelerated
                  pursuant to Section 8.2(a) of this Agreement,

                           (c) the date on which any of the  Events  of  Default
                  set forth in Section 8.1(e) shall have occurred, and

                           (d) the day immediately preceding the *Sugarloaf Construction Project Advances Maturity Date.

         If the first Construction Project Advance in respect of the *Sugarbush Project shall not have been made prior to [a date to be determined], then the *Sugarbush Termination Date shall be deemed to be [a date to be determined].

                  *Sugarloaf Architect -- means a duly licensed architect under Maine law approved by the Administrative Agent.

                  *Sugarloaf Assignment of Architect's Contract -- means the assignment of GSRP's rights under that certain architect's contract with the *Sugarloaf Architect in respect of the *Sugarloaf Project substantially in the form of Exhibit S to this Agreement, as amended from time to time.

                  *Sugarloaf Assignment of Construction Contract -- means the assignment of GSRP's rights under the *Sugarloaf Construction Contract substantially in the form of Exhibit T to this Agreement, as amended from time to time.

                  *Sugarloaf Assignment of Contracts -- means an assignment of the Contracts arising in respect of the sale of *Sugarloaf Quartershare Interests substantially in the form of Exhibit V attached to this Agreement.

                  *Sugarloaf Assignment of Declarant's Rights -- means the assignment in respect of GSRP's declarant's rights under the *Sugarloaf Declaration substantially in the form of Exhibit K-4 to this Agreement, as amended from time to time.

                  *Sugarloaf Assignment of Property-Related Contracts -- means the assignment in respect of Property-Related Contracts connected with the *Sugarloaf Project substantially in the form of Exhibit Q-4 to this Agreement, as amended from time to time.

                  *Sugarloaf Assignment of Rents -- means the Assignment of Lease and Rents in respect of the *Sugarloaf Project substantially in the Form of Exhibit R-4 to the Agreement, as amended from time to time.

                  *Sugarloaf Association -- means the *Sugarloaf Grand Summit Hotel and Crown Club Owners Association, a Maine non-profit corporation, or any successor association thereto as provided in the *Sugarloaf Declaration.

                  *Sugarloaf Blanket Mortgage(s) -- means the Mortgage, Assignment of Rents and Security Agreement encumbering the *Sugarloaf Project substantially in the form of Exhibit B-4 to this Agreement, as amended from time to time.

                  *Sugarloaf CCR's -- means (a) that certain Grand Summit Hotel and Crown Club at *Sugarloaf Declaration of Protective Covenants by GSRP, as declarant, which is to be recorded in the land records of Franklin County, Maine, and which shall be satisfactory to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof and (b) that certain Declaration of Easements by and between GSRP and *Sugarloaf Mountain Corporation, a Maine corporation, which is to be recorded in the applicable land records of Franklin County, Maine, and which shall be satisfactory in form and substance to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof.

                  *Sugarloaf Commercial Common Areas and Facilities -- means those areas at the *Sugarloaf Project that have been designated in accordance with the *Sugarloaf Declaration, on the *Sugarloaf Resort Map or by the *Sugarloaf Association as "Commercial Common Areas and Facilities," as defined in the *Sugarloaf Declaration, for the primary or exclusive use of the owners of *Sugarloaf Commercial Units.

                    *Sugarloaf Commercial Unit -- means a commercial condominium unit at the *Sugarloaf Project.

                  *Sugarloaf Commitment Period -- means, with respect to the *Sugarloaf Project and the *Sugarloaf Construction Project Advances, *Sugarloaf Interest Advances and the *Sugarloaf Inventory Advance to be made in respect thereof, the period commencing on the Closing Date and ending on the *Sugarloaf Termination Date.

                  *Sugarloaf Common Elements -- means the real estate and improvements located at the *Sugarloaf Project other than those areas designated as *Sugarloaf Residential Units or *Sugarloaf Commercial Units and, with respect to the *Sugarloaf Residential Units and
         *Sugarloaf Quartershare Interests, shall mean the *Sugarloaf Residential Common Areas and Facilities and the *Sugarloaf Common Furnishings and the *Sugarloaf General Common Areas and Facilities
         applicable thereto, and with respect to the *Sugarloaf Commercial Units, means the *Sugarloaf Commercial Common Areas and Facilities and the *Sugarloaf Common Furnishings and the *Sugarloaf General Common
         Areas and Facilities applicable thereto, in each case as more particularly provided for in the *Sugarloaf Declaration.

                  *Sugarloaf Common Furnishings -- means all furniture, furnishings, appliances, fixtures and equipment, and all other personal property from time to time owned or leased by the *Sugarloaf Association at the *Sugarloaf Project for the use by the owners of *Sugarloaf Residential Units, the *Sugarloaf Quartershare Interests or the *Sugarloaf Commercial Units.

                  *Sugarloaf Construction Contract -- means that certain Standard Form of Agreement between GSRP and the *Sugarloaf General Contractor, as amended from time to time, and satisfactory to the Administrative Agent.

                    *Sugarloaf  Construction  Project  Advances -- as defined in
          Section 2.1 hereof.

                  *Sugarloaf Construction Project Advance Commitment-- means, with respect to each *Sugarloaf Construction Project Advance Lender, the amount set forth underneath its signature hereto with respect to the making of *Sugarloaf Construction Project Advances and *Sugarloaf Interest Advances, provided that the amount of such Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under Section 2.3(a)(i) hereof and any assignments of Commitments permitted under Section 2.6(b) hereof.

                  *Sugarloaf Construction Project Advance Lenders -- means the Lenders identified on the signature pages hereto that have made a *Sugarloaf Construction Project Advance Commitment (subject to the terms and conditions hereof) to lend the amounts set forth under their respective signature blocks in respect of *Sugarloaf Construction Project Advances and *Sugarloaf Interest Advances, together with their successors and permitted assigns pursuant to Section 2.6(b) of this Agreement.

                  *Sugarloaf Construction Project Advances Maturity Date -- means the earlier of (a) the first Business Day of the 24th month following the date on which the first *Sugarloaf Construction Project Advance is made (not counting the month in which such Advance was made) and (b) the first Business Day of the 24th month following the Closing Date (not counting the month in which the Closing Date fell).

                  *Sugarloaf Construction Project Borrowing Base -- means, on any date and with respect to the *Sugarloaf Project, 80% of the aggregate amount of

                           (a) Construction Costs for the *Sugarloaf Project, FF&E Costs for the *Sugarloaf Project and Sales, Marketing & Other Costs for the *Sugarloaf Project incurred and paid for by GSRP on or prior to such date in respect of the *Sugarloaf Project under and in accordance with the Budget for the *Sugarloaf Project plus

                           (b) pre-development  expenses and land values (net of
                  mortgage  debt)  for such  Project  set  forth on  Schedule  1 hereto,

          provided that the "*Sugarloaf Project Borrowing Base" shall, in no case, exceed the lesser of:

                           (i)      $[to be determined]; and

                           (ii) the remainder of (A) $[to be determined],  minus
                  (B) the sum of (1) the aggregate outstanding principal balance of all Construction Project Advances other than *Sugarloaf Construction Project Advances as of such date, (2) the aggregate outstanding principal balance of all Inventory Advances as of such date and (3) the aggregate outstanding principal balance of Interest Advances other than *Sugarloaf Interest Advances as of such date.

                  *Sugarloaf Project Documents -- means the *Sugarloaf Declaration, the Articles of Incorporation and the By-Laws of the *Sugarloaf Association, and the rules and regulations of the *Sugarloaf Association.

                    *Sugarloaf Construction Project Advance Note -- as defined in Section 2.4(a) of this Agreement.

                  *Sugarloaf Construction Project Required Lenders -- means any one or more of the *Sugarloaf Construction Project Advance Lenders having or holding 51% or more of the *Sugarloaf Loan Exposure.

                  *Sugarloaf Declaration -- means that certain Declaration of Condominium and Interval Ownership, Grand Summit Hotel and Crown Club at *Sugarloaf, by GSRP, as declarant, which is to be recorded in the land records of [town to be determined], and which shall be satisfactory to the Administrative Agent in its discretion, as amended from time to time in accordance with the provisions hereof.

                  *Sugarloaf Escrow Agent -- means [a bank to be determined], or such escrowee duly authorized to act as such under applicable Maine law.

                  *Sugarloaf Final Construction Cost Advance -- means the last *Sugarloaf Construction Project Advance in respect of Construction Costs for the *Sugarloaf Project, which shall have as its sole purpose the financing of the payment of any unutilized *Sugarloaf Retainages under the Construction Contract for the *Sugarloaf Project.

                  *Sugarloaf General Common Areas and Facilities -- means all "Common Areas and Facilities" (as defined in the *Sugarloaf
         Declaration) other than the *Sugarloaf Residential Common Areas and Facilities and the *Sugarloaf Commercial Common Areas and Facilities.

                  *Sugarloaf General Contractor -- means such general contractor as shall be acceptable to the Administrative Agent.

                  *Sugarloaf  Host  Company  --  means,   with  respect  to  the
         *Sugarloaf  Project,   *Sugarloaf  Mountain  Corporation,   a  Colorado
         corporation.

                  *Sugarloaf Host Company Lease Agreement -- means, with respect to the *Sugarloaf Project, that certain lease agreement to be entered into between GSRP and the *Sugarloaf Host Company with respect to certain infrastructure items located at the *Sugarloaf Project.

                    *Sugarloaf Interest Advance -- as defined in Section 2.4(c) of this Agreement.

                    *Sugarloaf  Inventory  Advance -- as defined in Section  2.2 hereof.

                    *Sugarloaf  Inventory  Advance Note -- as defined in Section
               2.4(a) of this Agreement.

                  *Sugarloaf Inventory Advance Commitment-- means, with respect to each *Sugarloaf Inventory Advance Lender, the amount set forth underneath its signature hereto with respect to the *Sugarloaf Inventory Advances, provided that the amount of such Commitment shall be adjusted to give effect to any assumptions of such Commitments permitted under Section 2.3(a)(i) hereof and any assignments of Commitments permitted under Section 2.6(b) hereof.

                  *Sugarloaf Inventory Advance Lenders -- means the Lenders identified on the signature pages hereto that have made a *Sugarloaf Inventory Advance Commitment (subject to the terms and conditions hereof) to lend the amounts set forth under their respective signature blocks in respect of the *Sugarloaf Inventory Advance, together with their successors and permitted assigns pursuant to Section 2.6(b) of this Agreement.

                  *Sugarloaf Inventory Advance Maturity Date -- means the earlier of (a) the first Business Day of the 24th month following the date on which the *Sugarloaf Inventory Advance is made (not counting the month in which such Advance was made) and (b) the first Business Day of the 48th month following the Closing Date (not counting the month in which the Closing Date fell).

                  *Sugarloaf Inventory Required Lenders -- means any one or more of the *Sugarloaf Inventory Advance Lenders having or holding 51% or more of the *Sugarloaf Loan Exposure.

                  *Sugarloaf Loan -- means, at any time, the aggregate principal balance of all *Sugarloaf Construction Project Advances and *Sugarloaf Interest Advances outstanding at such time and, after the making of the *Sugarloaf Inventory Advance, the principal balance of the *Sugarloaf Inventory Advance outstanding at such time.

                  *Sugarloaf Loan Exposure -- means

                  (a)  with  respect  to  any  *Sugarloaf  Construction  Project
         Advance Lender, as of any date of determination, (i) prior to the termination of the *Sugarloaf Commitment Period, the total of the *Sugarloaf Construction Project Advance Commitments of the *Sugarloaf Construction Project Advance Lenders and (ii) after the termination of the *Sugarloaf Commitment Period, the aggregate principal amount of the *Sugarloaf Construction Project Advances outstanding on such date and

                  (b) with respect to any *Sugarloaf Inventory Advance Lender, as of any date of determination, (i) prior to the termination of the *Sugarloaf Commitment Period, the total of the *Sugarloaf Inventory Advance Commitments of the *Sugarloaf Inventory Advance Lenders and
         (ii) after the termination of the *Sugarloaf Commitment Period, the aggregate principal amount of the *Sugarloaf Inventory Advance outstanding on such date.

                  *Sugarloaf Notes -- means the *Sugarloaf Construction Project Advance Notes and the *Sugarloaf Inventory Advance Notes, as the case may be.

                  *Sugarloaf Obligations -- means all sums now or hereafter loaned or advanced by any one or more of the *Sugarloaf Construction Project Advance Lenders, the *Sugarloaf Inventory Advance Lenders and/or the Administrative Agent to, or otherwise incurred by, GSRP under this Agreement in respect of the *Sugarloaf Project, the *Sugarloaf Notes and/or any of the other *Sugarloaf Security Documents (including, without limitation, accrued and unpaid interest in respect of the *Sugarloaf Notes and Loan Costs attributable to the *Sugarloaf Project and/or the *Sugarloaf Security Documents), and the full, prompt and complete performance of all obligations owed by, or undertakings or indemnities of, GSRP in respect of the *Sugarloaf Project and/or the *Sugarloaf Security Documents arising hereunder or thereunder.

                  *Sugarloaf Project -- means that certain resort property commonly known as the Grand Summit Hotel and Crown Club at *Sugarloaf, situated on certain land located at *Sugarloaf, Carrabassett, Maine, and particularly described on Schedule 2-D attached hereto and made a part hereof, and including all improvements now or hereafter located on said land, and all facilities, roadways, common furnishings, club furnishings, equipment and all other appurtenances thereunto belonging. The *Sugarloaf Project shall include, when the *Sugarloaf Declaration is recorded, the *Sugarloaf Residential Units, the *Sugarloaf Quartershare Interests, the *Sugarloaf Commercial Units and the *Sugarloaf Common Elements.

                  *Sugarloaf Quartershare Interest -- means the "Interval Ownership Interests" as defined and described in the *Sugarloaf Declaration, with the owner of such interest being entitled to the exclusive right to the possession, use and occupancy of a *Sugarloaf Residential Unit during thirteen (13) calendar weeks of each calendar year, as more particularly provided in the *Sugarloaf Declaration.

                  *Sugarloaf Required Amortization Amount -- means, at any time, the quotient equal to the outstanding principal amount of the *Sugarloaf Construction Project Advances or, after the payment in full of the *Sugarloaf Construction Project Advances, the *Sugarloaf Inventory Advance, determined at such time, divided by [to be determined] of the number of unsold *Sugarloaf Quartershare Interests, determined at such time.

                  *Sugarloaf Required Lenders -- means, as the context may require, the *Sugarloaf Construction Project Required Lenders or the *Sugarloaf Inventory Required Lenders.

                    *Sugarloaf   Residential   Unit  --   means  a   residential
          condominium unit at the *Sugarloaf Project.

                  *Sugarloaf Residential Common Areas and Facilities -- means those areas at the *Sugarloaf Project that have been designated in accordance with the *Sugarloaf Declaration, on the *Sugarloaf Resort Map or by the *Sugarloaf Association as "Residential Common Areas and Facilities," as defined in the *Sugarloaf Declaration, for the primary or exclusive use of the owners of *Sugarloaf Residential Units or *Sugarloaf Quartershare Interests.

                  *Sugarloaf Resort Map -- means the plat and floor plans for the *Sugarloaf Project to be recorded in the real property records of Franklin County, Maine and which shall be satisfactory to the Administrative Agent.

                    *Sugarloaf Retainage Amount -- as defined in Section 2.1(d) of this Agreement.

                  *Sugarloaf Security Documents -- means (a) this Agreement to the extent that it deals with the *Sugarloaf Project, the *Sugarloaf Construction Project Advances, the *Sugarloaf Interest Advances and/or the *Sugarloaf Inventory Advances, (b) the *Sugarloaf Notes, (c) the *Sugarloaf Blanket Mortgage, (d) the *Sugarloaf Assignment of Rents,
         (e) the *Sugarloaf Assignment of Contracts, (f) the *Sugarloaf Assignment of Property-Related Contracts, (g) the *Sugarloaf Assignment of the Construction Contract, (h) the *Sugarloaf Assignment of the Architect's Contract, (i) the Subordination Agreement executed by the *Sugarloaf Host Company in respect of the *Sugarloaf Host Company Lease, (j) the *Sugarloaf Assignment of Declarant's Rights and (k) the proxy for the *Sugarloaf Declaration referred to in Section 3.9(c) hereof.

                  *Sugarloaf Termination Date -- means the earliest of

                           (a) the date on which the Lenders' obligations hereunder to make Advances are terminated pursuant to Section 8.2(a) of this Agreement,

                           (b) the date on which the Obligations are accelerated
                  pursuant to Section 8.2(a) of this Agreement,

                           (c) the date on which any of the  Events  of  Default
                  set forth in Section 8.1(e) shall have occurred, and

                           (d) the day immediately preceding the *Sugarloaf Construction Project Advances Maturity Date.

         If the first Construction Project Advance in respect of the *Sugarloaf Project shall not have been made prior to [a date to be determined], then the *Sugarloaf Termination Date shall be deemed to be [a date to be determined].

                    TFC  Acceptance  --  as  defined  in  Section  2.8  of  this
               Agreement.

                    TFC   Architect   --  means  such  person  or  firm  as  the
          Administrative Agent shall select.

                  TFC  Architect's  Nonconstruction  Cost  Certificate -- means, with respect to any Construction Project and any Construction Project Advance in respect of FF&E Costs and the Nonconstruction Cost
         Certificate in respect thereof, a certificate, addressed to the Administrative Agent and in form and substance satisfactory to the Administrative Agent, from the TFC Architect in respect of such Construction Project which

                           (a) confirms  that such TFC  Architect  has inspected
                  such Construction Project and reviewed such Nonconstruction Cost Certificate and the attachments thereto, and

                           (b)   confirms   that   such   Nonconstruction   Cost
                  Certificate and the attachments thereto are satisfactory to it.

                    TFC First Refusal Offer -- as defined in Section 2.8 of this Agreement.

                    Third-Party Offer -- as defined in Section 2.8 of this Agreement.

                  Title Company -- means Lawyers Title Insurance Company in respect of the 1997 Projects, Transnation Title Insurance Company in respect of the Steamboat Project, First American Title Insurance
         Company in respect of the Canyons Project, [to be determined] in respect of *Sugarbush Project and [to be determined] in respect of *Sugarloaf Project or any successor or other title company approved by the Administrative Agent from time to time.

                    Title Insurance Policy {Blanket} -- as defined in Section 6.1(d) hereof.

                  Uniform Commercial Code -- means the Uniform Commercial Code as adopted and in force in the State of Maine from time to time in effect.

                  Validated Contract -- means each Contract in respect of a Quartershare Interest and any Construction Project and in respect of which all of the following requirements shall have been satisfied:

                           (a) such  Contract  shall arise from the agreement of
                  any third-party Purchaser that is not an Affiliate of GSRP to purchase, and GSRP to sell, one or more Quartershare Interests in a Construction Project;

                           (b) the  Purchaser  shall be a legal  resident of the
                  United States of America or Canada and the payments under such Contract shall be payable in legal tender of the United States of America;

                           (c) the  executed  original of such  Contract,  which
                  shall be satisfactory to the Administrative Agent in form and substance, shall have been assigned by GSRP to the Administrative Agent on behalf of the Lenders and a copy thereof shall have been delivered to the Administrative Agent;

                           (d) the Administrative Agent shall have, at its option (if so directed by the appropriate Construction Project Required Lenders), received the original of such Contract and shall, in any case, have a valid and perfected, first-priority Lien in and to such Contract and all proceeds arising therefrom;

                           (e) (i) the  Purchaser  shall  have paid to GSRP,  in
                  connection with the execution and delivery of such Contract, a down payment (after giving effect to any discounts offered to such Purchaser) of not less than 5% of the purchase price (as set forth in such Contract) of the Quartershare Interest being so purchased by such Purchaser, (ii) such downpayment shall have been deposited by GSRP in an Approved Escrow Account in respect of such Construction Project and (iii) GSRP shall have delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent of the depositing of such downpayment in such Approved Escrow Account and the clearing of such downpayment;

                           (f) such  Contract  (and the  execution  and delivery
                  thereof) shall comply with all requirements of United States and applicable state law, including, without limitation, any consumer credit code, as adopted and in effect from time to time in the State in which the Construction Project is situated, any condominium ownership act as adopted and in effect from time to time in the State in which the Construction Project is situated, any subdivision laws of the State in which the Construction Project is situated, as amended, and the rules and regulations as adopted from time to time thereunder;

                           (g) all  rights of  rescission  of the  Purchaser  in
                  respect of such Contract under federal law, the law of the State in which the Construction Project is located, the law of the state of the residence of the Purchaser and as expressly provided in such Contract shall have expired and such Purchaser shall have not at any time requested rescission in respect of such Contract or otherwise stated in writing that it does not intend to consummate such Contract;

                           (h) such Contract is, subject to the terms and conditions thereof and applicable laws of rescission, a valid and binding obligation of the Purchaser;

                              (i) the Purchaser under such Contract shall not be
                    subject to any bankruptcy or insolvency proceeding; and

                           (j) GSRP shall have  confirmed the existence and bona
                  fide nature of such Contract and the satisfaction of such Contract of each of the foregoing criteria by delivering to the Administrative Agent a validation certificate in respect of such Contract, which shall be substantially in the form of Exhibit D-1 hereto.

                  Validated Reservation Contract -- means each Reservation Contract in respect of which all of the following requirements shall have been satisfied:

                           (a) such  Reservation  Contract  shall arise from the
                  agreement of any third-party potential purchaser that is not an Affiliate of GSRP;

                           (b) the potential purchaser shall be a legal resident
                  of the United States of America or Canada;

                           (c) the  rights  of GSRP  (but  not the  obligations)
                  under such Reservation Contract, which shall be satisfactory to the Administrative Agent in form and substance, shall have been assigned by GSRP to the Administrative Agent on behalf of the Lenders and a copy thereof shall have been delivered to the Administrative Agent;

                           (d) the Administrative Agent shall have, at its option (if so directed by the Steamboat Construction Project Required Lenders), received the original of such Reservation Contract and shall, in any case, have a valid and perfected, first-priority Lien in and to the rights of GSRP under such Reservation Contract;

                           (e) (i) the potential purchaser under such Reservation Contract shall have paid to GSRP, in connection with the execution and delivery of such Reservation Contract, a down payment (after giving effect to any discounts offered to such Purchaser) of not less than 5% of the purchase price (as set forth in such Reservation Contract), (ii) such downpayment shall have been deposited by GSRP in an Approved Escrow Account in respect of the Steamboat Project and (iii) GSRP shall have delivered to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent of the depositing of such downpayment in such Approved Escrow Account and the clearing of such downpayment;

                           (f) such Reservation  Contract (and the execution and
                  delivery thereof) shall comply with all requirements of United States and applicable state law, including, without limitation, any consumer credit code, as adopted and in effect from time to time in the State of Colorado, any condominium ownership act as adopted and in effect from time to time in the State of Colorado, any subdivision laws of the State of Colorado, as amended, and the rules and regulations as adopted from time to time thereunder;

                           (g) the potential  purchaser  under such  Reservation
                  Contract shall not be subject to any bankruptcy or insolvency proceeding; and

                           (h) GSRP shall have  confirmed the existence and bona
                  fide nature of such Reservation Contract and the satisfaction of such Reservation Contract of each of the foregoing criteria by delivering to the Administrative Agent a validation certificate in respect of such Reservation Contract, which shall be substantially in the form of Exhibit D-2 hereto.

                  Voting Equity -- means Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions) of such corporation or, in the case of a Person which is not a corporation, Securities or similar equity or partnership interests which entitle the holder thereof to elect, select or control the management or policies of such Person.

          1.2 DIRECTLY OR INDIRECTLY


         1.2      Directly or Indirectly.

         Where any provision in this Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable whether such action is taken directly or indirectly by such Person.

          1.2 HEADINGS

         1.3      Headings.

         Section headings have been inserted in this Agreement as a matter of convenience of reference only; such section headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

          1.4 ACCOUNTING PRINCIPLES

         1.4      Accounting Principles.

         Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be determined or made in accordance with generally accepted accounting principles, procedures and practices consistently applied at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

2.       ADVANCES AND NOTE



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          2.1 PROJECT ADVANCES

 .        2.1      Construction Project Advances

                  (a) Steamboat Construction Project Advances. Each of the Steamboat Construction Project Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6 of this Agreement, to make its Pro Rata Share of one or more advances in respect of the Steamboat Project (such advances, with respect to the Steamboat Project, are individually referred to as a "Steamboat Construction Project Advance" and collectively as the "Steamboat Construction Project Advances") to GSRP from time to time during the Steamboat Commitment Period, provided that

                    (i) no Steamboat Construction Project Advance shall be made

                           (A) unless  the  proceeds  thereof  are to be used to
                  satisfy Construction Costs in respect of the Steamboat Project, FF&E Costs in respect of the Steamboat Project and/or Sales, Marketing & Other Costs in respect of the Steamboat Project and no Equity Moneys are available that could be used to satisfy such Costs;

                           (B) if the proceeds thereof are to be used to reimburse GSRP for any Equity Moneys previously used to satisfy Construction Costs in respect of the Steamboat Project, FF&E Costs in respect of the Steamboat Project and/or Sales, Marketing & Other Costs in respect of the Steamboat Project;

                           (C) if a Default or Event of Default shall then exist
                  that has not been waived by the Steamboat Construction Project Required Lenders,

                           (D) if such Construction Project Advance is the first
                  Steamboat Construction Project Advance, the Construction Project Advance Request therefor shall not have been delivered to the Administrative Agent on or prior to December 15, 1998; and

                           (E) if the  aggregate  amount of the purchase  prices
                  payable under Validated Contracts arising from the sale of Steamboat Quartershare Interests is less than $16,500,000, provided that, until the earlier of (I) December 31, 1999 and
                  (II) 60 days after GSRP shall have obtained its subdivision license in Colorado, GSRP may satisfy the requirements under this clause (E) by having Reservation Contracts having an aggregate amount of purchase prices of not less than $23,700,000;

                  (ii) (A) on the date of the making of any Steamboat Construction Project Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Construction Project Advances made hereunder with respect to all of the Projects shall not exceed the Aggregate Construction Project Borrowing Base, determined as of such date, and (B) on the date of the making of any Steamboat Construction Project Advance hereunder (and after giving effect thereto) the aggregate original principal amount of all Advances made hereunder shall not exceed $200,000,000, provided that in making such calculation there shall be no duplication in respect of any Construction Project Advance or Advances which shall have been refinanced by an Inventory Advance;

                  (iii) on the date of the making of any Steamboat Construction Project Advance (and after giving effect thereto) (A) the aggregate original principal amount of all Steamboat Construction Project Advances made hereunder shall not exceed the amount described in clause
         (a) of the definition of Steamboat Construction Project Borrowing Base (without giving effect to the proviso with respect thereto) determined as of such date and (B) on the date of the making of any Steamboat Construction Project Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Steamboat Construction Project Advances and all Steamboat Interest Advances made hereunder shall not exceed the Steamboat Construction Project Borrowing Base, determined as of such date (inclusive of the proviso set forth in the definition thereof);

                  (iv) the original principal amount of each Steamboat Construction Project Advance to be made in respect of Construction
         Costs of the Steamboat Project, at the time of the making thereof, shall have been determined by excluding from such Construction Costs a contractor's retainage of not less than 10% of the first one-half of the applicable Construction Costs (such 10% so reserved from any such Construction Costs is referred to herein as the "Steamboat Retainage Amount;" for purposes of the avoidance of doubt, the Steamboat Retainage Amount shall be based upon the full amount of certified Construction Costs for the Steamboat Project and shall remain as a retainage until the final payment thereof), provided that, in connection with the Steamboat Final Construction Cost Advance and subject to the requirements of Section 6.4 hereof, this clause (iv) shall not operate and the aggregate unutilized Steamboat Retainage Amounts may then be borrowed in their entirety and provided further that the Administrative Agent, as directed by the Steamboat Construction Project Required Lenders and upon GSRP's submission of a written request therefor (which request shall be based upon the completion of construction work at the Steamboat Project by a subcontractor or by the General Contractor for the Steamboat Project and the desire of GSRP to pay such subcontractor or the General Contractor for such work), may agree to advance any or all of such unutilized Steamboat Retainage Amounts prior to the making of the Steamboat Final Construction Cost Advance upon such terms and conditions as it may require;

                  (v) the original principal amount of the Steamboat Final Construction Cost Advance, assuming compliance with clauses (ii) and
         (iii) above, shall not exceed 100% of the aggregate amount of the Steamboat Retainage Amounts then owing to the General Contractor for the Steamboat Project under the Construction Contract for the Steamboat Project, as of the date of the making of such Steamboat Final Construction Cost Advance;

                  (vi) no more than one Steamboat Construction Project Advance shall be made during any weekly period and no Steamboat Construction Project Advance shall be made if any other Construction Project Advance was made during such weekly period;

                  (vii) each Steamboat Construction Project Advance shall only relate or be attributable only to the Steamboat Project; and

                    (viii) no Steamboat Construction Project Advance shall be in an amount of less than $50,000.

                  (b) Canyons Construction Project Advances. Each of the Canyons Construction Project Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6 of this Agreement, to make its Pro Rata Share of one or more advances in respect of the Canyons Project (such advances, with respect to the Canyons Project, are individually referred to herein as a "Canyons Construction Project Advance" and collectively as the "Canyons Construction Project Advances") to GSRP from time to time during the Canyons Commitment Period, provided that

                  (i)      no Canyons Construction Project Advance shall be made

                           (A) unless  the  proceeds  thereof  are to be used to
                  satisfy Construction Costs in respect of the Canyons Project, FF&E Costs in respect of the Canyons Project and/or Sales, Marketing & Other Costs in respect of the Canyons Project and no Equity Moneys are available that could be used to satisfy such Costs;

                           (B) if the proceeds thereof are to be used to reimburse GSRP for any Equity Moneys previously used to satisfy Construction Costs in respect of the Canyons Project, FF&E Costs in respect of the Canyons Project and/or Sales, Marketing & Other Costs in respect of the Canyons Project;

                           (C) if a Default or Event of Default shall then exist
                  that has not been waived by the Canyons Construction Project Required Lenders,

                           (D) if such Construction Project Advance is the first
                  Canyons Construction Project Advance, the Construction Project Advance Request therefor shall not have been delivered to the Administrative Agent on or prior to September 1, 1998; and

                           (E) if the  aggregate  amount of the purchase  prices
                  payable under Validated Contracts arising from the sale of Canyons Quartershare Interests is less than $31,700,000;

                  (ii) (A) on the date of the making of any Canyons Construction Project Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Construction Project Advances made hereunder with respect to all of the Projects shall not exceed the Aggregate Construction Project Borrowing Base, determined as of such date, and (B) on the date of the making of any Canyons Construction
         Project Advance hereunder (and after giving effect thereto) the aggregate original principal amount of all Advances made hereunder shall not exceed $200,000,000, provided that in making such calculation there shall be no duplication in respect of any Construction Project Advance or Advances which shall have been refinanced by an Inventory Advance;

                  (iii) on the date of the making of any Canyons Construction Project Advance (and after giving effect thereto) (A) the aggregate original principal amount of all Canyons Construction Project Advances made hereunder shall not exceed the amount described in clause (a) of the definition of Canyons Construction Project Borrowing Base (without giving effect to the proviso with respect thereto) determined as of such date and (B) on the date of the making of any Canyons Construction Project Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Canyons Construction Project Advances and all Canyons Interest Advances made hereunder shall not exceed the Canyons Construction Project Borrowing Base, determined as of such date (inclusive of the proviso set forth in the definition thereof);

                  (iv) the original principal amount of each Canyons Construction Project Advance to be made in respect of Construction Costs of the Canyons Project, at the time of the making thereof, shall have been determined by excluding from such Construction Costs a contractor's retainage of not less than 10% of the first one-half of the applicable Construction Costs (such 10% so reserved from any such Construction Costs is referred to herein as the "Canyons Retainage Amount;" for purposes of the avoidance of doubt, the Canyons Retainage Amount shall be based upon the full amount of certified Construction Costs for the Canyons Project and shall remain as a retainage until the final payment thereof), provided that, in connection with the Canyons Final Construction Cost Advance and subject to the requirements of
         Section 6.4 hereof, this clause (iv) shall not operate and the aggregate unutilized Canyons Retainage Amounts may then be borrowed in their entirety and provided further that the Administrative Agent, as directed by the Canyons Construction Project Required Lenders and upon GSRP's submission of a written request therefor (which request shall be based upon the completion of construction work at the Canyons Project by a subcontractor or by the General Contractor for the Canyons Project and the desire of GSRP to pay such subcontractor or the General Contractor for such work), may agree to advance any or all of such unutilized Canyons Retainage Amounts prior to the making of the Canyons Final Construction Cost Advance upon such terms and conditions as it may require;

                  (v)  the  original  principal  amount  of  the  Canyons  Final
         Construction  Cost Advance,  assuming  compliance with clauses (ii) and
         (iii) above, shall not exceed 100% of the aggregate amount of the Canyons Retainage Amounts then owing to the General Contractor for the Canyons Project under the Construction Contract for the Canyons Project, as of the date of the making of such Canyons Final Construction Cost Advance;

                  (vi) no more than one Canyons Construction Project Advance shall be made during any weekly period and no Canyons Construction Project Advance shall be made if any other Construction Project Advance was made during such weekly period;

                  (vii) each Canyons Construction Project Advance shall only relate or be attributable only to the Canyons Project; and

                  (viii) no Canyons Construction Project Advance shall be in an amount of less than $50,000.

                  (c) Sugarbush Construction Project Advances. Each of the *Sugarbush Construction Project Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6 of this Agreement, to make its Pro Rata Share of one or more advances in respect of the *Sugarbush Project (such advances, with respect to the *Sugarbush Project, are individually referred to herein as a "*Sugarbush Construction Project Advance" and collectively as the "*Sugarbush Construction Project Advances") to GSRP from time to time during the *Sugarbush Commitment Period, provided that

                    (i) no *Sugarbush Construction Project Advance shall be made

                           (A) unless  the  proceeds  thereof  are to be used to
                  satisfy Construction Costs in respect of the *Sugarbush Project, FF&E Costs in respect of the *Sugarbush Project and/or Sales, Marketing & Other Costs in respect of the *Sugarbush Project and no Equity Moneys are available that could be used to satisfy such Costs;

                           (B) if the proceeds thereof are to be used to reimburse GSRP for any Equity Moneys previously used to satisfy Construction Costs in respect of the *Sugarbush Project, FF&E Costs in respect of the *Sugarbush Project and/or Sales, Marketing & Other Costs in respect of the *Sugarbush Project;

                           (C) if a Default or Event of Default shall then exist
                  that has not been waived by the *Sugarbush Construction Project Required Lenders,

                           (D) if such Construction Project Advance is the first
                  *Sugarbush Construction Project Advance, the Project Advance Request therefor shall not have been delivered to the Administrative Agent on or prior to September 1, 1998; and

                           (E) if the  aggregate  amount of the purchase  prices
                  payable  under  Validated  Contracts  arising from the sale of
                  *Sugarbush Quartershare Interests is less than $[to be determined];

                  (ii) (A) on the date of the making of any *Sugarbush Construction Project Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Construction Project Advances made hereunder with respect to all of the Projects shall not exceed the Aggregate Construction Project Borrowing Base, determined as of such date, and (B) on the date of the making of any *Sugarbush Construction Project Advance hereunder (and after giving effect thereto) the aggregate original principal amount of all Advances made hereunder shall not exceed $[to be determined], provided that in making such calculation there shall be no duplication in respect of any Construction Project Advance or Advances which shall have been refinanced by an Inventory Advance;

                  (iii) on the date of the making of any *Sugarbush Construction Project Advance (and after giving effect thereto) (A) the aggregate original principal amount of all *Sugarbush Construction Project Advances made hereunder shall not exceed the amount described in clause
         (a) of the definition of *Sugarbush Construction Project Borrowing Base (without giving effect to the proviso with respect thereto) determined as of such date and (B) on the date of the making of any *Sugarbush Construction Project Advance (and after giving effect thereto) the aggregate outstanding principal amount of all *Sugarbush Construction Project Advances and all *Sugarbush Interest Advances made hereunder shall not exceed the *Sugarbush Construction Project Borrowing Base, determined as of such date (inclusive of the proviso set forth in the definition thereof);

                  (iv) the original principal amount of each *Sugarbush Construction Project Advance to be made in respect of Construction Costs of the *Sugarbush Project, at the time of the making thereof, shall have been determined by excluding from such Construction Costs a contractor's retainage of not less than 10% of the first one-half of the applicable Construction Costs (such 10% so reserved from any such Construction Costs is referred to herein as the "*Sugarbush Retainage Amount;" for purposes of the avoidance of doubt, the *Sugarbush Retainage Amount shall be based upon the full amount of certified Construction Costs for the *Sugarbush Project and shall remain as a retainage until the final payment thereof), provided that, in connection with the *Sugarbush Final Construction Cost Advance and subject to the requirements of Section 6.4 hereof, this clause (iv) shall not operate and the aggregate unutilized *Sugarbush Retainage Amounts may then be borrowed in their entirety and provided further that the Administrative Agent, as directed by the *Sugarbush Construction Project Required Lenders and upon GSRP's submission of a written request therefor (which request shall be based upon the completion of construction work at the *Sugarbush Project by a subcontractor or by the General Contractor for the *Sugarbush Project and the desire of GSRP to pay such subcontractor or the General Contractor for such work), may agree to advance any or all of such unutilized *Sugarbush Retainage Amounts prior to the making of the *Sugarbush Final Construction Cost Advance upon such terms and conditions as it may require;

                  (v) the original principal amount of the *Sugarbush Final Construction Cost Advance, assuming compliance with clauses (ii) and
         (iii) above, shall not exceed 100% of the aggregate amount of the *Sugarbush Retainage Amounts then owing to the General Contractor for the *Sugarbush Project under the Construction Contract for the *Sugarbush Project, as of the date of the making of such *Sugarbush Final Construction Cost Advance;

                  (vi) no more than one *Sugarbush Construction Project Advance shall be made during any weekly period and no *Sugarbush Construction Project Advance shall be made if any other Construction Project Advance was made during such weekly period;

                  (vii) each *Sugarbush Construction Project Advance shall only relate or be attributable only to the *Sugarbush Project; and

                    (viii) no *Sugarbush Construction Project Advance shall be in an amount of less than $50,000.

                  (d) *Sugarloaf Construction Project Advances. Each of the *Sugarloaf Construction Project Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6 of this Agreement, to make its Pro Rata Share of one or more advances in respect of the *Sugarloaf Project (such advances, with respect to the *Sugarloaf Project, are individually referred to herein as a "*Sugarloaf Construction Project Advance" and collectively as the "*Sugarloaf Construction Project Advances") to GSRP from time to time during the *Sugarloaf Commitment Period, provided that

          (i) no *Sugarloaf Construction Project Advance shall be made

                           (A) unless  the  proceeds  thereof  are to be used to
                  satisfy Construction Costs in respect of the *Sugarloaf Project, FF&E Costs in respect of the *Sugarloaf Project and/or Sales, Marketing & Other Costs in respect of the *Sugarloaf Project and no Equity Moneys are available that could be used to satisfy such Costs;

                           (B) if the proceeds thereof are to be used to reimburse GSRP for any Equity Moneys previously used to satisfy Construction Costs in respect of the *Sugarloaf Project, FF&E Costs in respect of the *Sugarloaf Project and/or Sales, Marketing & Other Costs in respect of the *Sugarloaf Project;

                           (C) if a Default or Event of Default shall then exist
                  that has not been waived by the *Sugarloaf Construction Project Required Lenders,

                           (D) if such Construction Project Advance is the first
                  *Sugarloaf Construction Project Advance, the Construction Project Advance Request therefor shall not have been delivered to the Administrative Agent on or prior to [a date to be determined]; and

                           (E) if the  aggregate  amount of the purchase  prices
                  payable  under  Validated  Contracts  arising from the sale of
                  *Sugarloaf Quartershare Interests is less than $[to be determined];

                  (ii) (A) on the date of the making of any *Sugarloaf Construction Project Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Construction Project Advances made hereunder with respect to all of the Projects shall not exceed the Aggregate Construction Project Borrowing Base, determined as of such date, and (B) on the date of the making of any *Sugarloaf Construction Project Advance hereunder (and after giving effect thereto) the aggregate original principal amount of all Advances made hereunder shall not exceed $[to be determined], provided that in making such calculation there shall be no duplication in respect of any Construction Project Advance or Advances which shall have been refinanced by an Inventory Advance;

                  (iii) on the date of the making of any *Sugarloaf Construction Project Advance (and after giving effect thereto) (A) the aggregate original principal amount of all *Sugarloaf Construction Project Advances made hereunder shall not exceed the amount described in clause
         (a) of the definition of *Sugarloaf Construction Project Borrowing Base (without giving effect to the proviso with respect thereto) determined as of such date and (B) on the date of the making of any *Sugarloaf Construction Project Advance (and after giving effect thereto) the aggregate outstanding principal amount of all *Sugarloaf Construction Project Advances and all *Sugarloaf Interest Advances made hereunder shall not exceed the *Sugarloaf Construction Project Borrowing Base, determined as of such date (inclusive of the proviso set forth in the definition thereof);

                  (iv) the original principal amount of each *Sugarloaf Construction Project Advance to be made in respect of Construction Costs of the *Sugarloaf Project, at the time of the making thereof, shall have been determined by excluding from such Construction Costs a contractor's retainage of not less than 10% of the first one-half of the applicable Construction Costs (such 10% so reserved from any such Construction Costs is referred to herein as the "*Sugarloaf Retainage Amount;" for purposes of the avoidance of doubt, the *Sugarloaf Retainage Amount shall be based upon the full amount of certified Construction Costs for the *Sugarloaf Project and shall remain as a retainage until the final payment thereof), provided that, in connection with the *Sugarloaf Final Construction Cost Advance and subject to the requirements of Section 6.4 hereof, this clause (iv) shall not operate and the aggregate unutilized *Sugarloaf Retainage Amounts may then be borrowed in their entirety and provided further that the Administrative Agent, as directed by the *Sugarloaf Construction Project Required Lenders and upon GSRP's submission of a written request therefor (which request shall be based upon the completion of construction work at the *Sugarloaf Project by a subcontractor or by the General Contractor for the *Sugarloaf Project and the desire of GSRP to pay such subcontractor or the General Contractor for such work), may agree to advance any or all of such unutilized *Sugarloaf Retainage Amounts prior to the making of the *Sugarloaf Final Construction Cost Advance upon such terms and conditions as it may require;

                  (v) the original principal amount of the *Sugarloaf Final Construction Cost Advance, assuming compliance with clauses (ii) and
         (iii) above, shall not exceed 100% of the aggregate amount of the *Sugarloaf Retainage Amounts then owing to the General Contractor for the *Sugarloaf Project under the Construction Contract for the *Sugarloaf Project, as of the date of the making of such *Sugarloaf Final Construction Cost Advance;
                  (vi) no more than one *Sugarloaf Construction Project Advance shall be made during any weekly period and no *Sugarloaf Construction Project Advance shall be made if any other Construction Project Advance was made during such weekly period;

                  (vii) each *Sugarloaf Construction Project Advance shall only relate or be attributable only to the *Sugarloaf Project;

               (viii) no *Sugarloaf Construction Project Advance shall be in an amount of less than $50,000; and

                  (ix) the *Sugarloaf Construction Project Advance Lenders shall have confirmed to their reasonable satisfaction that the construction and credit criteria that appeared to have been satisfied at the Closing Date continue to be satisfied on the date of the first *Sugarloaf Construction Project Advance.

                    2.2 INVENTORY ADVANCES

 .        2.2      Inventory Advances

                  (a) Steamboat Inventory Advances. Each of the Steamboat Inventory Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6A of this Agreement, to make its Pro Rata Share of the single advance to be made in respect of the Steamboat Project (such advance being referred to herein as the "Steamboat Inventory Advance") to GSRP, provided that

                           (i) the Steamboat Inventory Advance shall be used for
                  the sole purpose of repaying in full all of the Steamboat Construction Project Advances and Steamboat Interest Advances then outstanding;

                           (ii) no Default or Event of Default  shall then exist
                  which has not been waived by the Steamboat Inventory Required Lenders;

                           (iii) on the date of the making of the Steamboat Inventory Advance (and after giving effect thereto) the aggregate original principal amount of all Advances hereunder shall not exceed $200,000,000, provided that in making such calculation there shall be no duplication in respect of any Construction Project Advances which shall have been refinanced by an Inventory Advance;

                           (iv) on the date of the making of the Steamboat Inventory Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Inventory Advances shall not exceed the remainder of $145,000,000 minus the aggregate outstanding principal amount of all Construction Project Advances and Interest Advances that shall not have been refinanced by an Inventory Advance; and

                           (v) the  Inventory  Advance  Date  for the  Steamboat
                  Inventory Advance shall have fallen within the Steamboat Commitment Period.

                  For the benefit of the Steamboat Construction Project Advance Lenders, GSRP agrees that, with respect to the Steamboat Project, it shall satisfy the conditions precedent in Section 6A and refinance the Steamboat Construction Project Advances and Steamboat Interest Advances with the Steamboat Inventory Advance as soon as possible after it shall have satisfied the condition set forth in Section 6.4(b) hereof and shall cause in any case the Inventory Advance Date for the Steamboat Inventory Advance to fall within the Steamboat Commitment Period.

                  (b) Canyons Inventory Advances. Each of the Canyons Inventory Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6A of this Agreement, to make its Pro Rata Share of the single advance to be made in respect of the Canyons Project (such advance being referred to herein as the "Canyons Inventory Advance") to GSRP, provided that

                           (i) the Canyons  Inventory  Advance shall be used for
                  the sole purpose of repaying in full all of the Canyons Construction Project Advances and Canyons Interest Advances then outstanding;

                           (ii) no Default or Event of Default  shall then exist
                  which has not been waived by the Canyons Inventory Required Lenders;

                           (iii) on the date of the making of the Canyons Inventory Advance (and after giving effect thereto) the aggregate original principal amount of all Advances hereunder shall not exceed $200,000,000, provided that in making such calculation there shall be no duplication in respect of any Construction Project Advances which shall have been refinanced by an Inventory Advance;

                           (iv) on the date of the making of the Canyons Inventory Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Inventory Advances shall not exceed the remainder of $145,000,000 minus the aggregate outstanding principal amount of all Construction Project Advances and Interest Advances that shall not have been refinanced by an Inventory Advance; and

                           (v)  the  Inventory  Advance  Date  for  the  Canyons
                  Inventory   Advance  shall  have  fallen  within  the  Canyons
                  Commitment Period.

                  For the benefit of the Canyons Construction Project Advance Lenders, GSRP agrees that, with respect to the Canyons Project, it shall satisfy the conditions precedent in Section 6A and refinance the Canyons Construction Project Advances and Canyons Interest Advances with the Canyons Inventory Advance as soon as possible after it shall have satisfied the condition set forth in Section 6.4(b) hereof and shall cause in any case the Inventory Advance Date for the Canyons Inventory Advance to fall within the Canyons Commitment Period.

                  (c) *Sugarbush Inventory Advances. Each of the *Sugarbush Inventory Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6A of this Agreement, to make its Pro Rata Share of the single advance to be made in respect of the *Sugarbush Project (such advance being referred to herein as the "*Sugarbush Inventory Advance") to GSRP, provided that

                           (i) the  *Sugarbush  Inventory  Advance shall be used
                  for the sole purpose of repaying in full all of the *Sugarbush Construction Project Advances and *Sugarbush Interest Advances then outstanding;

                           (ii) no Default or Event of Default  shall then exist
                  which has not been waived by the *Sugarbush Inventory Required Lenders;

                           (iii) on the  date of the  making  of the  *Sugarbush
                  Inventory Advance (and after giving effect thereto) the aggregate original principal amount of all Advances hereunder shall not exceed $[to be determined], provided that in making such calculation there shall be no duplication in respect of any Construction Project Advances which shall have been refinanced by an Inventory Advance;

                           (iv) on the  date  of the  making  of the  *Sugarbush
                  Inventory Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Inventory Advances shall not exceed the remainder of $[to be determined] minus the aggregate outstanding principal amount of all Construction Project Advances and Interest Advances that shall not have been refinanced by an Inventory Advance; and

                           (v) the  Inventory  Advance  Date for the  *Sugarbush
                  Inventory Advance shall have fallen within the *Sugarbush Commitment Period.

                  For the benefit of the *Sugarbush Construction Project Advance Lenders, GSRP agrees that, with respect to the *Sugarbush Project, it shall satisfy the conditions precedent in Section 6A and refinance the *Sugarbush Construction Project Advances and *Sugarbush Interest Advances with the *Sugarbush Inventory Advance as soon as possible after it shall have satisfied the condition set forth in Section 6.4(b) hereof and shall cause in any case the Inventory Advance Date for the *Sugarbush Inventory Advance to fall within the *Sugarbush Commitment Period.

                  (d) *Sugarloaf Inventory Advances. Each of the *Sugarloaf Inventory Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6A of this Agreement, to make its Pro Rata Share of the single advance to be made in respect of the *Sugarloaf Project (such advance being referred to herein as the "*Sugarloaf Inventory Advance") to GSRP, provided that

                           (i) the  *Sugarloaf  Inventory  Advance shall be used
                  for the sole purpose of repaying in full all of the *Sugarloaf Construction Project Advances and *Sugarloaf Interest Advances then outstanding;

                           (ii) no Default or Event of Default  shall then exist
                  which has not been waived by the *Sugarloaf Inventory Required Lenders;

                           (iii) on the  date of the  making  of the  *Sugarloaf
                  Inventory Advance (and after giving effect thereto) the aggregate original principal amount of all Advances hereunder shall not exceed $[to be determined], provided that in making such calculation there shall be no duplication in respect of any Construction Project Advances which shall have been refinanced by an Inventory Advance;

                           (iv) on the  date  of the  making  of the  *Sugarloaf
                  Inventory Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Inventory Advances shall not exceed the remainder of $[to be determined] minus the aggregate outstanding principal amount of all Construction Project Advances and Interest Advances that shall not have been refinanced by an Inventory Advance; and

                           (v) the  Inventory  Advance  Date for the  *Sugarloaf
                  Inventory Advance shall have fallen within the *Sugarloaf Commitment Period.

                  For the benefit of the *Sugarloaf Construction Project Advance Lenders, GSRP agrees that, with respect to the *Sugarloaf Project, it shall satisfy the conditions precedent in Section 6A and refinance the *Sugarloaf Construction Project Advances and *Sugarloaf Interest Advances with the *Sugarloaf Inventory Advance as soon as possible after it shall have satisfied the condition set forth in Section 6.4(b) hereof and shall cause in any case the Inventory Advance Date for the *Sugarloaf Inventory Advance to fall within the *Sugarloaf Commitment Period.

                  (e) Jordan  Bowl  Inventory  Advance.  Each of the Jordan Bowl
         Inventory Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6B of this Agreement, to make its Pro Rata Share of the single advance to be made in respect of the Jordan Bowl Project (such advance being referred to herein as the "Jordan Bowl Inventory Advance") to GSRP, provided that

                           (i) the Jordan Bowl  Inventory  Advance shall be used
                  for the sole purpose of repaying in full all of the loans in respect of the Jordan Bowl Project then outstanding under LSA I and paying a portion of the Loan Costs and commitment fee then due and payable hereunder;

                           (ii) no Default or Event of Default  shall then exist
                  which has not been waived by the Jordan Bowl Inventory Required Lenders;

                           (iii) on the date of the  making of the  Jordan  Bowl
                  Inventory Advance (and after giving effect thereto) the aggregate original principal amount of all Advances hereunder shall not exceed $200,000,000;

                           (iv) on the date of the  making  of the  Jordan  Bowl
                  Inventory Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Inventory Advances shall not exceed the remainder of $145,000,000 minus the aggregate outstanding principal amount of all Construction Project Advances and Interest Advances that shall not have been refinanced by an Inventory Advance; and

                           (v) the  Inventory  Advance  Date for the Jordan Bowl
                  Inventory Advance shall have fallen within the Jordan Bowl Commitment Period.

                  (f) Attitash Inventory Advance. Each of the Attitash Inventory Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6B of this Agreement, to make its Pro Rata Share of the single advance to be made in respect of the Attitash Project (such advance being referred to herein as the "Attitash Inventory Advance") to GSRP, provided that

                           (i) the Attitash  Inventory Advance shall be used for
                  the sole purpose of repaying in full all of the loans in respect of the Attitash Project then outstanding under LSA I and paying a portion of the Loan Costs and commitment fee then due and payable hereunder;

                           (ii) no Default or Event of Default  shall then exist
                  which has not been waived by the Attitash Inventory Required Lenders;

                           (iii) on the date of the making of the Attitash Inventory Advance (and after giving effect thereto) the aggregate original principal amount of all Advances hereunder shall not exceed $200,000,000;

                           (iv) on the date of the making of the Attitash Inventory Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Inventory Advances shall not exceed the remainder of $145,000,000 minus the aggregate outstanding principal amount of all Construction Project Advances and Interest Advances that shall not have been refinanced by an Inventory Advance; and

                           (v) the  Inventory  Advance  Date  for  the  Attitash
                  Inventory Advance shall have fallen within the Attitash Commitment Period.

                  (g) Killington Inventory Advance. Each of the Killington Inventory Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6B of this Agreement, to make its Pro Rata Share of the single advance to be made in respect of the Killington Project (such advance being referred to herein as the "Killington Inventory Advance") to GSRP, provided that

                           (i) the  Killington  Inventory  Advance shall be used
                  for the sole purpose of repaying in full all of the loans in respect of the Killington Project then outstanding under LSA I and paying a portion of the Loan Costs and commitment fee then due and payable hereunder;

                           (ii) no Default or Event of Default  shall then exist
                  which has not been waived by the Killington Inventory Required Lenders;

                           (iii) on the  date of the  making  of the  Killington
                  Inventory Advance (and after giving effect thereto) the aggregate original principal amount of all Advances hereunder shall not exceed $200,000,000;

                           (iv) on the  date  of the  making  of the  Killington
                  Inventory Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Inventory Advances shall not exceed the remainder of $145,000,000 minus the aggregate outstanding principal amount of all Construction Project Advances and Interest Advances that shall not have been refinanced by an Inventory Advance; and

                           (v) the  Inventory  Advance  Date for the  Killington
                  Inventory Advance shall have fallen within the Killington Commitment Period.

                  (h) Mt. Snow Inventory Advance. Each of the Mt. Snow Inventory Advance Lenders agrees, pursuant to the terms of this Agreement and subject to the satisfaction of the conditions precedent in Section 6B of this Agreement, to make its Pro Rata Share of the single advance to be made in respect of the Mt. Snow Project (such advance being referred to herein as the "Mt. Snow Inventory Advance") to GSRP, provided that

                           (i) the Mt. Snow Inventory  Advance shall be used for
                  the sole purpose of repaying in full all of the loans in respect of the Mt. Snow Project then outstanding under LSA I and paying a portion of the Loan Costs and commitment fee then due and payable hereunder;

                              (ii) no  Default  or Event of  Default  shall then
                    exist which has not been waived by the Mt. Snow Inventory Required Lenders;

                           (iii) on the date of the making of the Mt. Snow Inventory Advance (and after giving effect thereto) the aggregate original principal amount of all Advances hereunder shall not exceed $200,000,000;

                           (iv) on the date of the making of the Mt. Snow Inventory Advance (and after giving effect thereto) the aggregate outstanding principal amount of all Inventory Advances shall not exceed the remainder of $145,000,000 minus the aggregate outstanding principal amount of all Construction Project Advances and Interest Advances that shall not have been refinanced by an Inventory Advance; and

                           (v) the  Inventory  Advance  Date  for  the Mt.  Snow
                  Inventory Advance shall have fallen within the Mt. Snow Commitment Period.

          2.3 BORROWING MECHANICS; ADVANCES GENERALLY

 .        2.3      Borrowing Mechanics; Advances Generally

                  (a)      Borrowing Mechanics.

                           (i) (A) All requested Steamboat Construction Project Advances and Steamboat Interest Advances under this Agreement shall be made by the Steamboat Construction Project Advance Lenders simultaneously and proportionately to their respective Pro Rata Shares and in accordance with their respective Steamboat Construction Project Advance Commitments, it being understood that no Steamboat Construction Project Advance Lender shall be responsible for any default by any other Steamboat Construction Project Advance Lender in that other Lender's obligation to make its share of a requested Steamboat Construction Project Advance or Steamboat Interest Advance nor shall the Steamboat Construction Project Advance Commitment of any Steamboat Construction Project Advance Lender be increased or decreased as a result of a default by any other Steamboat Construction Project Advance Lender in that other Lender's obligation to make its share of a requested Steamboat Construction Project Advance or Steamboat Interest Advance, provided that any one or more of the nondefaulting Steamboat Construction Project Advance Lenders may, in their sole discretion and by a written notice to GSRP, the Administrative Agent and the defaulting Steamboat Construction Project Advance Lender, elect to assume that portion of the Steamboat Construction Project Advance Commitment of such defaulting Steamboat Construction Project Advance Lender not then being honored by such defaulting Steamboat Construction
                           Project Advance Lender and, in any such case, the Steamboat Construction Project Advance Commitment of such nondefaulting Steamboat Construction Project Advance Lenders and the Steamboat Construction Project Advance Commitment of such defaulting Steamboat Construction Project Advance Lender shall be appropriately adjusted to reflect such assumption (if more than one nondefaulting Steamboat Construction Project Advance Lender shall desire to effect the assumption referred to in this sentence, such assumption shall be shared ratably among such nondefaulting Steamboat Construction Project Advance Lenders in accordance with their respective Steamboat Construction Project Advance Commitments, as determined immediately prior to such assumption) and new Steamboat Construction Project Advance Notes shall be issued in exchange for the then outstanding Steamboat Construction Project Advance Notes to reflect such assumption.

                                    (B)  All  requested   Canyons   Construction
                           Project Advances and Canyons Interest Advances under this Agreement shall be made by the Canyons Construction Project Advance Lenders simultaneously and proportionately to their respective Pro Rata Shares and in accordance with their respective Canyons Construction Project Advance Commitments, it being understood that no Canyons Construction Project Advance Lender shall be responsible for any default by any other Canyons Construction Project Advance Lender in that other Lender's obligation to make its share of a requested Canyons Construction Project Advance or Canyons Interest Advance nor shall the Canyons Construction Project Advance Commitment of any Canyons Construction Project Advance Lender be increased or decreased as a result of a default by any other Canyons Construction Project Advance Lender in that other Lender's obligation to make its share of a requested Canyons Construction Project Advance or Canyons Interest Advance, provided that any one or more of the nondefaulting Canyons Construction Project Advance Lenders may, in their sole discretion and by a written notice to GSRP, the Administrative Agent and the defaulting Canyons Construction Project Advance Lender, elect to assume that portion of the Canyons Construction Project Advance Commitment of such defaulting Canyons Construction Project Advance Lender not then being honored by such defaulting Canyons Construction Project Advance Lender and, in any such case, the Canyons Construction Project Advance Commitment of such nondefaulting Canyons Construction Project Advance Lenders and the Canyons Construction Project Advance Commitment of such defaulting Canyons Construction Project Advance Lender shall be appropriately adjusted to reflect such assumption (if more than one nondefaulting Canyons Construction Project Advance Lender shall desire to effect the assumption referred to in this sentence, such assumption shall be shared ratably among such nondefaulting Canyons Construction Project Advance Lenders in accordance with their respective Canyons Construction Project Advance Commitments, as determined immediately prior to such assumption) and new Canyons Construction Project Advance Notes shall be issued in exchange for the then outstanding Canyons Construction Project Advance Notes to reflect such assumption.

                                    (C) All  requested  *Sugarbush  Construction
                           Project Advances and *Sugarbush Interest Advances under this Agreement shall be made by the *Sugarbush Construction Project Advance Lenders simultaneously and proportionately to their respective Pro Rata Shares and in accordance with their respective *Sugarbush Construction Project Advance Commitments, it being understood that no *Sugarbush Construction Project Advance Lender shall be responsible for any default by any other *Sugarbush Construction Project Advance Lender in that other Lender's obligation to make its share of a requested *Sugarbush Construction Project Advance or *Sugarbush Interest Advance nor shall the *Sugarbush Construction Project Advance Commitment of any *Sugarbush Construction Project Advance Lender be increased or decreased as a result of a default by any other *Sugarbush Construction Project Advance Lender in that other Lender's obligation to make its share of a requested *Sugarbush Construction Project Advance or *Sugarbush Interest Advance, provided that any one or more of the nondefaulting *Sugarbush Construction Project Advance Lenders may, in their sole discretion and by a written notice to GSRP, the Administrative Agent and the defaulting *Sugarbush Construction Project Advance Lender, elect to assume that portion of the *Sugarbush Construction Project Advance Commitment of such defaulting *Sugarbush Construction Project Advance Lender not then being honored by such defaulting *Sugarbush Construction Project Advance Lender and, in any such case, the *Sugarbush Construction Project Advance Commitment of such nondefaulting *Sugarbush Construction Project Advance Lenders and the *Sugarbush Construction Project Advance Commitment of such defaulting *Sugarbush Construction Project Advance Lender shall be appropriately adjusted to reflect such assumption (if more than one nondefaulting *Sugarbush Construction Project Advance Lender shall desire to effect the assumption referred to in this sentence, such assumption shall be shared ratably among such nondefaulting *Sugarbush Construction Project Advance Lenders in accordance with their respective *Sugarbush Construction Project Advance Commitments, as determined immediately prior to such assumption) and new *Sugarbush Construction Project Advance Notes shall be issued in exchange for the then outstanding *Sugarbush Construction Project Advance Notes to reflect such assumption.

                                    (D) All  requested  *Sugarloaf  Construction
                           Project Advances and *Sugarloaf Interest Advances under this Agreement shall be made by the *Sugarloaf Construction Project Advance Lenders simultaneously and proportionately to their respective Pro Rata Shares and in accordance with their respective *Sugarloaf Construction Project Advance Commitments, it being understood that no *Sugarloaf Construction Project Advance Lender shall be responsible for any default by any other *Sugarloaf Construction Project Advance Lender in that other Lender's obligation to make its share of a requested *Sugarloaf Construction Project Advance or *Sugarloaf Interest Advance nor shall the *Sugarloaf Construction Project Advance Commitment of any *Sugarloaf Construction Project Advance Lender be increased or decreased as a result of a default by any other *Sugarloaf Construction Project Advance Lender in that other Lender's obligation to make its share of a requested *Sugarloaf Construction Project Advance or *Sugarloaf Interest Advance, provided that any one or more of the nondefaulting *Sugarloaf Construction Project Advance Lenders may, in their sole discretion and by a written notice to GSRP, the Administrative Agent and the defaulting *Sugarloaf Construction Project Advance Lender, elect to assume that portion of the *Sugarloaf Construction Project Advance Commitment of such defaulting *Sugarloaf Construction Project Advance Lender not then being honored by such defaulting *Sugarloaf Construction Project Advance Lender and, in any such case, the *Sugarloaf Construction Project Advance Commitment of such nondefaulting *Sugarloaf Construction Project Advance Lenders and the *Sugarloaf Construction Project Advance Commitment of such defaulting *Sugarloaf Construction Project Advance Lender shall be appropriately adjusted to reflect such assumption (if more than one nondefaulting *Sugarloaf Construction Project Advance Lender shall desire to effect the assumption referred to in this sentence, such assumption shall be shared ratably among such nondefaulting *Sugarloaf Construction Project Advance Lenders in accordance with their respective *Sugarloaf Construction Project Advance Commitments, as determined immediately prior to such assumption) and new *Sugarloaf Construction Project Advance Notes shall be issued in exchange for the then outstanding *Sugarloaf Construction Project Advance Notes to reflect such assumption.

                                    (E) The Steamboat Inventory Advance shall be
                           made by the Steamboat Inventory Lenders simultaneously and proportionately to their respective Pro Rata Shares and in accordance with their respective Steamboat Inventory Advance Commitments, it being understood that no Steamboat Inventory Advance Lender shall be responsible for any default by any other Steamboat Inventory Advance Lender in that other Lender's obligation to make its share of the Steamboat Inventory Advance nor shall the Steamboat Inventory Advance Commitment of any Steamboat Inventory Advance Lender be increased or decreased  as a  result  of a  default  by any  other
                           Steamboat  Inventory  Advance  Lender  in that  other
                           Lender's obligation to make its share of the Steamboat Inventory Advance, provided that any one or more of the nondefaulting Steamboat Inventory Advance Lenders may, in their sole discretion and by a written notice to GSRP, the Administrative Agent and the defaulting Steamboat Inventory Advance Lender, elect to assume that portion of the Steamboat Inventory Advance Commitment of such defaulting Steamboat Inventory Advance Lender not then being honored by such defaulting Steamboat Inventory Advance Lender and, in any such case, the Steamboat Inventory Advance Commitment of such nondefaulting Steamboat Inventory Advance Lenders and the Steamboat Inventory Advance Commitment of such defaulting Steamboat Inventory Advance Lender shall be appropriately adjusted to reflect such assumption (if more than one nondefaulting Steamboat Inventory Advance Lender shall desire to effect the assumption referred to in this sentence, such assumption shall be shared ratably among such nondefaulting Steamboat Inventory Advance Lenders in accordance with their respective Steamboat Inventory Advance Commitments, as determined immediately prior to such assumption) and new Steamboat Inventory Advance Notes shall be issued in exchange for the then outstanding Steamboat Inventory Advance Notes to reflect such assumption.

                                    (F) The Canyons  Inventory  Advance shall be
                           made by the Canyons Inventory Lenders simultaneously and proportionately to their respective Pro Rata Shares and in accordance with their respective Canyons Inventory Advance Commitments, it being understood that no Canyons Inventory Advance Lender shall be responsible for any default by any other Canyons Inventory Advance Lender in that other Lender's obligation to make its share of the Canyons Inventory Advance nor shall the Canyons Inventory Advance Commitment of any Canyons Inventory Advance Lender be increased or decreased as a result of a default by any other Canyons Inventory Advance Lender in that other Lender's obligation to make its share of the Canyons Inventory Advance, provided that any one or more of the nondefaulting Canyons Inventory Advance Lenders may, in their sole discretion and by a written notice to GSRP, the Administrative Agent and the defaulting Canyons Inventory Advance Lender, elect to assume that portion of the Canyons Inventory Advance Commitment of such defaulting Canyons Inventory Advance Lender not then being honored by such defaulting Canyons Inventory Advance Lender and, in any such case, the Canyons Inventory Advance Commitment of such nondefaulting Canyons Inventory Advance Lenders and the Canyons Inventory Advance Commitment of such defaulting Canyons Inventory Advance Lender shall be appropriately adjusted to reflect such assumption (if more than one nondefaulting Canyons Inventory Advance Lender shall desire to effect the assumption referred to in this sentence, such assumption shall be shared ratably among such nondefaulting Canyons Inventory Advance Lenders in accordance with their respective Canyons Inventory Advance Commitments, as determined immediately prior to such assumption) and new Canyons Inventory Advance Notes shall be issued in exchange for the then outstanding Canyons Inventory Advance Notes to reflect such assumption.

                                    (G) The *Sugarbush  Inventory  Advance shall
                           be made by the *Sugarbush Inventory Lenders simultaneously and proportionately to their respective Pro Rata Shares and in accordance with their respective *Sugarbush Inventory Advance Commitments, it being understood that no *Sugarbush Inventory Advance Lender shall be responsible for any default by any other *Sugarbush Inventory Advance Lender in that other Lender's obligation to make its share of the *Sugarbush Inventory Advance nor shall the *Sugarbush Inventory Advance Commitment of any *Sugarbush Inventory Advance Lender be increased or decreased as a result of a default by any other *Sugarbush Inventory Advance Lender in that other Lender's obligation to make its share of the *Sugarbush Inventory Advance, provided that any one or more of the nondefaulting *Sugarbush Inventory Advance Lenders may, in their sole discretion and by a written notice to GSRP, the Administrative Agent and the defaulting *Sugarbush Inventory Advance
                           Lender, elect to assume that portion of the *Sugarbush Inventory Advance Commitment of such defaulting *Sugarbush Inventory Advance Lender not then being honored by such defaulting *Sugarbush Inventory Advance Lender and, in any such case, the *Sugarbush Inventory Advance Commitment of such nondefaulting *Sugarbush Inventory Advance Lenders and the *Sugarbush Inventory Advance Commitment of such defaulting *Sugarbush Inventory Advance Lender shall be appropriately adjusted to reflect such assumption (if more than one nondefaulting *Sugarbush Inventory Advance Lender shall desire to effect the assumption referred to in this sentence, such assumption shall be shared ratably among such nondefaulting *Sugarbush Inventory Advance Lenders in accordance with their respective *Sugarbush Inventory Advance Commitments, as determined immediately prior to such assumption) and new *Sugarbush Inventory Advance Notes shall be issued in exchange for the then outstanding *Sugarbush Inventory Advance Notes to reflect such assumption.
                                    (H) The *Sugarloaf  Inventory  Advance shall
                           be made by the *Sugarloaf Inventory Lenders simultaneously and proportionately to their respective Pro Rata Shares and in accordance with their respective *Sugarloaf Inventory Advance Commitments, it being understood that no *Sugarloaf Inventory Advance Lender shall be responsible for any default by any other *Sugarloaf Inventory Advance Lender in that other Lender's obligation to make its share of the *Sugarloaf Inventory Advance nor shall the *Sugarloaf Inventory Advance Commitment of any *Sugarloaf Inventory Advance Lender be increased or decreased as a result of a default by any other *Sugarloaf Inventory Advance Lender in that other Lender's obligation to make its share of the *Sugarloaf Inventory Advance, provided that any one or more of the nondefaulting *Sugarloaf Inventory Advance Lenders may, in their sole discretion and by a written notice to GSRP, the Administrative Agent and the defaulting *Sugarloaf Inventory Advance
                           Lender, elect to assume that portion of the *Sugarloaf Inventory Advance Commitment of such defaulting *Sugarloaf Inventory Advance Lender not then being honored by such defaulting *Sugarloaf Inventory Advance Lender and, in any such case, the *Sugarloaf Inventory Advance Commitment of such nondefaulting *Sugarloaf Inventory Advance Lenders and the *Sugarloaf Inventory Advance Commitment of such defaulting *Sugarloaf Inventory Advance Lender shall be appropriately adjusted to reflect such assumption (if more than one nondefaulting *Sugarloaf Inventory Advance Lender shall desire to effect the assumption referred to in this sentence, such assumption shall be shared ratably among such nondefaulting *Sugarloaf Inventory Advance Lenders in accordance with their respective *Sugarloaf Inventory Advance Commitments, as determined immediately prior to such assumption) and new *Sugarloaf Inventory Advance Notes shall be issued in exchange for the then outstanding *Sugarloaf Inventory Advance Notes to reflect such assumption.

                                    (I) The Jordan Bowl Inventory  Advance shall
                           be made by the Jordan Bowl Inventory Lenders simultaneously and proportionately to their respective Pro Rata Shares and in accordance with their respective Jordan Bowl Inventory Advance Commitments, it being understood that no Jordan Bowl Inventory Advance Lender shall be responsible for any default by any other Jordan Bowl Inventory Advance Lender in that other Lender's obligation to make its share of the Jordan Bowl Inventory Advance nor shall the Jordan Bowl Inventory Advance Commitment of any Jordan Bowl Inventory Advance Lender be increased or decreased as a result of a default by any other Jordan Bowl Inventory Advance Lender in that other Lender's obligation to make its share of the Jordan Bowl Inventory Advance, provided that any one or more of the nondefaulting Jordan Bowl Inventory Advance Lenders may, in their sole discretion and by a written notice to GSRP, the Administrative Agent and the defaulting Jordan Bowl Inventory Advance Lender, elect to assume that portion of the Jordan Bowl Inventory Advance Commitment of such defaulting Jordan Bowl Inventory Advance Lender not then being honored by such defaulting Jordan Bowl Inventory Advance Lender and, in any such case, the Jordan Bowl Inventory Advance Commitment of such nondefaulting Jordan Bowl Inventory Advance Lenders and the Jordan Bowl Inventory Advance Commitment of such defaulting Jordan Bowl Inventory Advance Lender shall be appropriately adjusted to reflect such assumption (if more than one nondefaulting Jordan Bowl Inventory Advance Lender shall desire to effect the assumption referred to in this sentence, such assumption shall be shared ratably among such nondefaulting Jordan Bowl Inventory Advance Lenders in accordance with their respective Jordan Bowl Inventory Advance Commitments, as determined immediately prior to such assumption) and new Jordan Bowl Inventory Advance Notes shall be issued in exchange for the then outstanding Jordan Bowl Inventory Advance Notes to reflect such assumption.

                                    (J) The Attitash  Inventory Advance shall be
                           made by the Attitash Inventory Lenders simultaneously and proportionately to their respective Pro Rata Shares and in accordance with their respective Attitash Inventory Advance Commitments, it being understood that no Attitash Inventory Advance Lender shall be responsible for any default by any other Attitash Inventory Advance Lender in that other Lender's obligation to make its share of the Attitash Inventory Advance nor shall the Attitash Inventory Advance Commitment of any Attitash Inventory Advance Lender be increased or decreased as a result of a default by any other Attitash Inventory Advance Lender in that other Lender's obligation to make its share of the Attitash Inventory Advance, provided that any one or more of the nondefaulting Attitash Inventory Advance Lenders may, in their sole discretion and by a written notice to GSRP, the Administrative Agent and the defaulting Attitash Inventory Advance Lender, elect to assume that portion of the Attitash Inventory Advance Commitment of such defaulting Attitash Inventory Advance Lender not then being honored by such defaulting Attitash Inventory Advance Lender and, in any such case, the Attitash Inventory Advance Commitment of such nondefaulting Attitash Inventory Advance Lenders and the Attitash Inventory Advance Commitment of such defaulting Attitash Inventory Advance Lender shall be appropriately adjusted to reflect such assumption (if more than one nondefaulting Attitash Inventory Advance Lender shall desire to effect the assumption referred to in this sentence, such assumption shall be shared ratably among such nondefaulting Attitash Inventory Advance Lenders in accordance with their respective Attitash Inventory Advance Commitments, as determined immediately prior to such assumption) and new Attitash Inventory Advance Notes shall be issued in exchange for the then outstanding Attitash Inventory Advance Notes to reflect such assumption.
                                    (K) The Killington  Inventory  Advance shall
                           be made by the Killington Inventory Lenders simultaneously and proportionately to their respective Pro Rata Shares and in accordance with their respective Killington Inventory Advance Commitments, it being understood that no Killington Inventory Advance Lender shall be responsible for any default by any other Killington Inventory Advance Lender in that other Lender's obligation to make its share of the Killington Inventory Advance nor shall the Killington Inventory Advance Commitment of any Killington Inventory Advance Lender be increased or decreased as a result of a default by any other Killington Inventory Advance Lender in that other Lender's obligation to make its share of the Killington Inventory Advance, provided that any one or more of the nondefaulting Killington Inventory Advance Lenders may, in their sole discretion and by a written notice to GSRP, the Administrative Agent and the defaulting Killington Inventory Advance
                           Lender, elect to assume that portion of the Killington Inventory Advance Commitment of such defaulting Killington Inventory Advance Lender not then being honored by such defaulting Killington Inventory Advance Lender and, in any such case, the Killington Inventory Advance Commitment of such nondefaulting Killington Inventory Advance Lenders and the Killington Inventory Advance Commitment of such defaulting Killington Inventory Advance Lender shall be appropriately adjusted to reflect such assumption (if more than one nondefaulting Killington Inventory Advance Lender shall desire to effect the assumption referred to in this sentence, such assumption shall be shared ratably among such nondefaulting Killington Inventory Advance Lenders in accordance with their respective Killington Inventory Advance Commitments, as determined immediately prior to such assumption) and new Killington Inventory Advance Notes shall be issued in exchange for the then outstanding Killington Inventory Advance Notes to reflect such assumption.

                                    (L) The Mt. Snow Inventory  Advance shall be
                           made by the Mt. Snow Inventory Lenders simultaneously and proportionately to their respective Pro Rata Shares and in accordance with their respective Mt. Snow Inventory Advance Commitments, it being understood that no Mt. Snow Inventory Advance Lender shall be responsible for any default by any other Mt. Snow Inventory Advance Lender in that other Lender's obligation to make its share of the Mt. Snow Inventory Advance nor shall the Mt. Snow Inventory Advance Commitment of any Mt. Snow Inventory Advance Lender be increased or decreased as a result of a default by any other Mt. Snow Inventory Advance Lender in that other Lender's obligation to make its share of the Mt. Snow Inventory Advance, provided that any one or more of the nondefaulting Mt. Snow Inventory Advance Lenders may, in their sole discretion and by a written notice to GSRP, the Administrative Agent and the defaulting Mt. Snow Inventory Advance Lender, elect to assume that portion of the Mt. Snow Inventory Advance Commitment of such defaulting Mt. Snow Inventory Advance Lender not then being honored by such defaulting Mt. Snow Inventory Advance Lender and, in any such case, the Mt. Snow Inventory Advance Commitment of such nondefaulting Mt. Snow Inventory Advance Lenders and the Mt. Snow Inventory Advance Commitment of such defaulting Mt. Snow Inventory Advance Lender shall be appropriately adjusted to reflect such assumption (if more than one nondefaulting Mt. Snow Inventory Advance Lender shall desire to effect the assumption referred to in this sentence, such assumption shall be shared ratably among such nondefaulting Mt. Snow Inventory Advance Lenders in accordance with their respective Mt. Snow Inventory Advance Commitments, as determined immediately prior to such assumption) and new Mt. Snow Inventory Advance Notes shall be issued in exchange for the then outstanding Mt. Snow Inventory Advance Notes to reflect such assumption.

                           (ii) Each Lender shall  deliver the amount of each of
                  its Advances directly to the Administrative Agent on the applicable Advance Date in respect thereof as provided for herein.

                           (iii) Subject to the  satisfaction  of the conditions
                  precedent set forth in Section 6, 6A or 6B hereof, as the case may be, the Administrative Agent shall (A) deliver the proceeds of the Pro Rata Share of each Construction Project Advance from each Construction Project Advance Lender delivered to it in immediately available funds to GSRP on the applicable Advance Date in immediately available funds as provided for in Schedule 7 hereto and (B) deliver the proceeds of the Pro Rata Share of each Inventory Advance from each Inventory Advance Lender delivered to it in immediately available funds to, in the case of Inventory Advances in respect of the Construction Projects, the Construction Project Advance Lenders whose Construction Project Advances and Interest Advances are to be paid by such Inventory Advance and, in the case of Inventory Advances in respect of the 1997 Projects, the lenders under LSA I. Unless the Administrative Agent shall have been notified by a Lender prior to any applicable Advance Date that such Lender does not intend to make available to the Administrative Agent its Pro Rata Share of the then applicable Construction Project Advance or Inventory Advance in respect of such Advance Date, the Administrative Agent may assume, for purposes of this clause
                  (iii), that such Lender will make such Pro Rata Share of such Advance then requested available to the Administrative Agent on the applicable Advance Date, and the Administrative Agent may, in its sole discretion, but shall not be obligated to, deliver to GSRP, as provided in clause (ii) above, the amount of such Pro Rata Share of such Advance. If such Lender does not in fact make such Pro Rata Share of such Construction Project Advance available to the Administrative Agent on the applicable Advance Date, the Administrative Agent shall be entitled to recover such amount from such Lender together with interest accrued thereon at the Interest Rate. If such Lender shall not pay to the Administrative Agent such amount (together with interest) forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may promptly inform, in writing, GSRP of such circumstances and GSRP shall promptly repay or pay, as the case may be, such Pro Rata Share of such Advance together with interest accrued thereon at the Interest Rate for the period of time such Advance shall have been outstanding. Nothing in this clause (iii) shall be deemed to relieve any Lender from its obligations to fulfill its Commitment hereunder and nothing in this clause (iii) shall be deemed to relieve any nondefaulting Lender from its rights under clause (i) above.

                  (b)      Advances Generally.

                           (i) Other than as provided in Sections  2.5,  3.5 and
                  3.6 hereof, GSRP may not prepay the Loan. It is the intention of GSRP and the Lenders that the Loan be available to GSRP in a series of advances (including the Interest Advances, the Construction Project Advances and Inventory Advances) to be made during the Commitment Period, provided that GSRP and the Lenders acknowledge that certain of the Lenders may have extended commitments to GSRP only in respect of certain of the Advances. GSRP may not re-borrow any amount of any Inventory Advance that has been paid in whole or part. GSRP may not re-borrow any amount of any Interest Advance that has been paid. GSRP may re-borrow, in accordance with the terms and conditions hereof, any Construction Project Advance that has been paid except that no Construction Project Advance which is a Final Construction Cost Advance may be re-borrowed and, with respect to any Project, no Construction Project Advance in respect of such Project made prior to the making of a Final Construction Cost Advance in respect of such Project may be reborrowed after the making of such Final Construction Cost Advance.

                           (ii) The Loan  shall be  payable  in the  manner  set
                  forth in Sections 2.4 and 2.5 of this Agreement. The Steamboat Construction Project Advances and the Steamboat Interest
                  Advances shall be due and payable on the Steamboat Construction Project Advances Maturity Date together with any accrued interest thereon then remaining unpaid and any other unpaid amounts outstanding hereunder and related to the Steamboat Construction Project Advances; the Steamboat Inventory Advance shall be due and payable on the Steamboat
                  Inventory Advance Maturity Date together with any accrued interest thereon then remaining unpaid and any other unpaid amounts outstanding hereunder and related to the Steamboat Inventory Advance. The Canyons Construction Project Advances and the Canyons Interest Advances shall be due and payable on the Canyons Construction Project Advances Maturity Date together with any accrued interest thereon then remaining unpaid and any other unpaid amounts outstanding hereunder and related to the Canyons Construction Project Advances; the Canyons Inventory Advance shall be due and payable on the
                  Canyons Inventory Advance Maturity Date together with any accrued interest thereon then remaining unpaid and any other unpaid amounts outstanding hereunder and related to the Canyons Inventory Advances. The *Sugarbush Construction Project Advances and the *Sugarbush Interest Advances shall be due and payable on the *Sugarbush Construction Project Advances Maturity Date together with any accrued interest thereon then remaining unpaid and any other unpaid amounts outstanding hereunder and related to the *Sugarbush Construction Project Advances; the *Sugarbush Inventory
                  Advance shall be due and payable on the *Sugarbush Inventory Advance Maturity Date together with any accrued interest thereon then remaining unpaid and any other unpaid amounts outstanding hereunder and related to the *Sugarbush Inventory Advance. The *Sugarloaf Construction Project Advances and the *Sugarloaf Interest Advances shall be due and payable on the *Sugarloaf Construction Project Advances Maturity Date together with any accrued interest thereon then remaining unpaid and any other unpaid amounts outstanding hereunder and related to the *Sugarloaf Inventory Advance; the *Sugarloaf Inventory Advance shall be due and payable on the *Sugarloaf Inventory Advance Maturity Date together with any accrued interest thereon then remaining unpaid and any other unpaid amounts outstanding hereunder and related to the *Sugarloaf Inventory Advance. The Jordan Bowl Inventory Advance shall be due and payable on the Jordan Bowl Inventory Advance Maturity Date together with any accrued interest thereon then remaining unpaid and any other unpaid amounts outstanding hereunder and related to the Jordan Bowl Inventory Advance. The Attitash Inventory Advance shall be due and payable on the Attitash
                  Inventory Advance Maturity Date together with any accrued interest thereon then remaining unpaid and any other unpaid amounts outstanding hereunder and related to the Attitash Inventory Advance. The Killington Inventory Advance shall be due and payable on the Killington Inventory Advance Maturity Date together with any accrued interest thereon then remaining unpaid and any other unpaid amounts outstanding hereunder and related to the Killington Inventory Advance. The Mt. Snow Inventory Advance shall be due and payable on the Mt. Snow
                  Inventory Advance Maturity Date together with any accrued interest thereon then remaining unpaid and any other unpaid amounts outstanding hereunder and related to the Mt. Snow Inventory Advance.

                           (iii) For the avoidance of doubt,  no Lender shall be
                  obligated to make any Advance hereunder if, after giving effect thereto, the maximum amount of such Lender's Loan Exposure would be exceeded.

          2.4 ISSUANCE OF NOTE; INTEREST PAYMENTS

         2.4      Issuance of Note; Interest Payments.

          (a) Notes. GSRP shall authorize, issue and deliver the following:

                           (i) to each Steamboat  Construction  Project  Advance
                  Lender a Steamboat Construction Project Advance Note (as amended from time to time, a "Steamboat Construction Project Advance Note," and, collectively, the "Steamboat Construction Project Advance Notes"), substantially in the form attached to this Agreement as Exhibit E-1, to evidence such Lender's Pro Rata Share of the Steamboat Loan and in the original stated principal amount of such Lender's Steamboat Construction Project Advance Commitment. Each of the Lenders is hereby authorized by GSRP to record (in good faith) in the manual or data processing records of such Lender, or on the grid schedule annexed to the Note of such Lender,

                                    (A) the  date  and  amount  of its Pro  Rata
                           Share of each Steamboat Construction Project Advance extended to GSRP hereunder,

                                        (B)  whether  the Advance is a Steamboat
                              Interest Advance, and

                                    (C) the  date  and  amount  of its Pro  Rata
                           Share of each repayment of principal of each such Advance and its Pro Rata Share of each payment of interest on account of each such Advance.

                  In the absence of manifest error, such records and schedule shall be conclusive as to such Lender's Pro Rata Share of the outstanding principal amount of each Steamboat Construction Project Advance, each Steamboat Interest Advance and the Steamboat Loan as well as such Lender's Pro Rata Share of the payment of interest accrued thereunder; provided, that the failure to make any such record entry with respect to any such Advance or any such payment shall not limit or otherwise affect the obligations of GSRP to such Lender under this Agreement, the Steamboat Construction Project Advance Note of such Lender or any other Steamboat Security Document.

                           (ii) to each  Canyons  Construction  Project  Advance
                  Lender a Canyons Construction Project Advance Note (as amended from time to time, a "Canyons Construction Project Advance Note," and, collectively, the "Canyons Construction Project Advance Notes"), substantially in the form attached to this Agreement as Exhibit E-2, to evidence such Lender's Pro Rata Share of the Canyons Loan and in the original stated principal amount of such Lender's Canyons Construction Project Advance Commitment. Each of the Lenders is hereby authorized by GSRP to record (in good faith) in the manual or data processing records of such Lender, or on the grid schedule annexed to the Note of such Lender,

                                    (A) the  date  and  amount  of its Pro  Rata
                           Share of each Canyons Construction Project Advance extended to GSRP hereunder,

                                        (B)  whether  the  Advance  is a Canyons
                              Interest Advance, and

                                    (C) the  date  and  amount  of its Pro  Rata
                           Share of each repayment of principal of each such Advance and its Pro Rata Share of each payment of interest on account of each such Advance.

                  In the absence of manifest error, such records and schedule shall be conclusive as to such Lender's Pro Rata Share of the outstanding principal amount of each Canyons Construction Project Advance, each Canyons Interest Advance and the Canyons Loan as well as such Lender's Pro Rata Share of the payment of interest accrued thereunder; provided, that the failure to make any such record entry with respect to any such Advance or any such payment shall not limit or otherwise affect the obligations of GSRP to such Lender under this Agreement, the Canyons Construction Project Advance Note of such Lender or any other Canyons Security Document.

                           (iii) to each *Sugarbush Construction Project Advance
                  Lender a *Sugarbush Project Advance Note (as amended from time to time, a "*Sugarbush Construction Project Advance Note," and, collectively, the "*Sugarbush Construction Project Advance Notes"), substantially in the form attached to this Agreement as Exhibit E-3, to evidence such Lender's Pro Rata Share of the *Sugarbush Loan and in the original stated principal amount of such Lender's *Sugarbush Construction Project Advance Commitment. Each of the Lenders is hereby authorized by GSRP to record (in good faith) in the manual or data processing records of such Lender, or on the grid schedule annexed to the Note of such Lender,

                                    (A) the  date  and  amount  of its Pro  Rata
                           Share of each *Sugarbush Construction Project Advance extended to GSRP hereunder,

                                        (B) whether the Advance is a  *Sugarbush
                              Interest Advance, and

                                    (C) the  date  and  amount  of its Pro  Rata
                           Share of each repayment of principal of each such Advance and its Pro Rata Share of each payment of interest on account of each such Advance.

                  In the absence of manifest error, such records and schedule shall be conclusive as to such Lender's Pro Rata Share of the outstanding principal amount of each *Sugarbush Construction Project Advance, each *Sugarbush Interest Advance and the *Sugarbush Loan as well as such Lender's Pro Rata Share of the payment of interest accrued thereunder; provided, that the failure to make any such record entry with respect to any such Advance or any such payment shall not limit or otherwise affect the obligations of GSRP to such Lender under this Agreement, the *Sugarbush Construction Project Advance Note of such Lender or any other *Sugarbush Security Document.

                           (iv) to each *Sugarloaf  Construction Project Advance
                  Lender a *Sugarloaf Construction Project Advance Note (as amended from time to time, a "*Sugarloaf Construction Project Advance Note," and, collectively, the "*Sugarloaf Construction Project Advance Notes"), substantially in the form attached to this Agreement as Exhibit E-4, to evidence such Lender's Pro Rata Share of the *Sugarloaf Loan and in the original stated principal amount of such Lender's *Sugarloaf Construction Project Advance Commitment. Each of the Lenders is hereby authorized by GSRP to record (in good faith) in the manual or data processing records of such Lender, or on the grid schedule annexed to the Note of such Lender,

                                    (A) the  date  and  amount  of its Pro  Rata
                           Share of each *Sugarloaf Construction Project Advance extended to GSRP hereunder,

                                        (B) whether the Advance is a  *Sugarloaf
                              Interest Advance, and

                                    (C) the  date  and  amount  of its Pro  Rata
                           Share of each repayment of principal of each such Advance and its Pro Rata Share of each payment of interest on account of each such Advance.

                  In the absence of manifest error, such records and schedule shall be conclusive as to such Lender's Pro Rata Share of the outstanding principal amount of each *Sugarloaf Construction Project Advance, each *Sugarloaf Interest Advance and the *Sugarloaf Loan as well as such Lender's Pro Rata Share of the payment of interest accrued thereunder; provided, that the failure to make any such record entry with respect to any such Advance or any such payment shall not limit or otherwise affect the obligations of GSRP to such Lender under this Agreement, the *Sugarloaf Construction Project Advance Note of such Lender or any other *Sugarloaf Security Document.

                           (v) to each  Steamboat  Inventory  Advance  Lender  a
                  Steamboat Inventory Advance Note (as amended from time to time, a "Steamboat Inventory Advance Note," and, collectively, the "Steamboat Inventory Advance Notes"), substantially in the form attached to this Agreement as Exhibit E-5, to evidence such Lender's Pro Rata Share of the Steamboat Inventory Advance and Steamboat Loan and in the original stated principal amount of such Lender's Steamboat Inventory Advance Commitment. Each of the Lenders is hereby authorized by GSRP to record (in good faith) in the manual or data processing records of such Lender, or on the grid schedule annexed to the Note of such Lender,

                                    (A) the  date  and  amount  of its Pro  Rata
                           Share of the Steamboat Inventory Advance extended to GSRP hereunder, and

                                    (B) the  date  and  amount  of its Pro  Rata
                           Share of each repayment of principal of the Steamboat Inventory Advance and its Pro Rata Share of each payment of interest on account thereof.

                  In the absence of manifest error, such records and schedule shall be conclusive as to such Lender's Pro Rata Share of the outstanding principal amount of each Steamboat Inventory Advance and the Steamboat Loan as well as such Lender's Pro Rata Share of the payment of interest accrued thereunder; provided, that the failure to make any such record entry with respect to the Steamboat Inventory Advance or any such payment shall not limit or otherwise affect the obligations of GSRP to such Lender under this Agreement, the Steamboat Inventory Advance Note of such Lender or any other Steamboat Security Document.

                           (vi) to  each  Canyons  Inventory  Advance  Lender  a
                  Canyons Inventory Advance Note (as amended from time to time, a "Canyons Inventory Advance Note," and, collectively, the "Canyons Inventory Advance Notes"), substantially in the form attached to this Agreement as Exhibit E-6, to evidence such Lender's Pro Rata Share of the Canyons Inventory Advance and Canyons Loan and in the original stated principal amount of such Lender's Canyons Inventory Advance Commitment. Each of the Lenders is hereby authorized by GSRP to record (in good faith) in the manual or data processing records of such Lender, or on the grid schedule annexed to the Note of such Lender,

                                    (A) the  date  and  amount  of its Pro  Rata
                           Share of the Canyons Inventory Advance extended to GSRP hereunder, and

                                    (B) the  date  and  amount  of its Pro  Rata
                           Share of each repayment of principal of the Canyons Inventory Advance and its Pro Rata Share of each payment of interest on account thereof.

                  In the absence of manifest error, such records and schedule shall be conclusive as to such Lender's Pro Rata Share of the outstanding principal amount of each Canyons Inventory Advance and the Canyons Loan as well as such Lender's Pro Rata Share of the payment of interest accrued thereunder; provided, that the failure to make any such record entry with respect to the Canyons Inventory Advance or any such payment shall not limit or otherwise affect the obligations of GSRP to such Lender under this Agreement, the Canyons Inventory Advance Note of such Lender or any other Canyons Security Document.

                           (vii) to each *Sugarbush  Inventory  Advance Lender a
                  *Sugarbush Inventory Advance Note (as amended from time to time, a "*Sugarbush Inventory Advance Note," and, collectively, the "*Sugarbush Inventory Advance Notes"), substantially in the form attached to this Agreement as Exhibit E-7, to evidence such Lender's Pro Rata Share of the *Sugarbush Inventory Advance and *Sugarbush Loan and in the original stated principal amount of such Lender's *Sugarbush Inventory Advance Commitment. Each of the Lenders is hereby authorized by GSRP to record (in good faith) in the manual or data processing records of such Lender, or on the grid schedule annexed to the Note of such Lender,

                                    (A) the  date  and  amount  of its Pro  Rata
                           Share of the *Sugarbush Inventory Advance extended to GSRP hereunder, and

                                    (B) the  date  and  amount  of its Pro  Rata
                           Share of each repayment of principal of the *Sugarbush Inventory Advance and its Pro Rata Share of each payment of interest on account thereof.

                  In the absence of manifest error, such records and schedule shall be conclusive as to such Lender's Pro Rata Share of the outstanding principal amount of each *Sugarbush Inventory Advance and the *Sugarbush Loan as well as such Lender's Pro Rata Share of the payment of interest accrued thereunder; provided, that the failure to make any such record entry with respect to the *Sugarbush Inventory Advance or any such payment shall not limit or otherwise affect the obligations of GSRP to such Lender under this Agreement, the *Sugarbush Inventory Advance Note of such Lender or any other *Sugarbush Security Document.

                           (viii) to each *Sugarloaf  Inventory Advance Lender a
                  *Sugarloaf Inventory Advance Note (as amended from time to time, a "*Sugarloaf Inventory Advance Note," and, collectively, the "*Sugarloaf Inventory Advance Notes"), substantially in the form attached to this Agreement as Exhibit E-8, to evidence such Lender's Pro Rata Share of the *Sugarloaf Inventory Advance and *Sugarloaf Loan and in the original stated principal amount of such Lender's *Sugarloaf Inventory Advance Commitment. Each of the Lenders is hereby authorized by GSRP to record (in good faith) in the manual or data processing records of such Lender, or on the grid schedule annexed to the Note of such Lender,

                                    (A) the  date  and  amount  of its Pro  Rata
                           Share of the *Sugarloaf Inventory Advance extended to GSRP hereunder, and

                                    (B) the  date  and  amount  of its Pro  Rata
                           Share of each repayment of principal of the *Sugarloaf Inventory Advance and its Pro Rata Share of each payment of interest on account thereof.

                  In the absence of manifest error, such records and schedule shall be conclusive as to such Lender's Pro Rata Share of the outstanding principal amount of each *Sugarloaf Inventory Advance and the *Sugarloaf Loan as well as such Lender's Pro Rata Share of the payment of interest accrued thereunder; provided, that the failure to make any such record entry with respect to the *Sugarloaf Inventory Advance or any such payment shall not limit or otherwise affect the obligations of GSRP to such Lender under this Agreement, the *Sugarloaf Inventory Advance Note of such Lender or any other *Sugarloaf Security Document.

                           (ix) to each Jordan Bowl  Inventory  Advance Lender a
                  Jordan Bowl Inventory Advance Note (as amended from time to time, a "Jordan Bowl Inventory Advance Note," and, collectively, the "Jordan Bowl Inventory Advance Notes"), substantially in the form attached to this Agreement as Exhibit E-9, to evidence such Lender's Pro Rata Share of the Jordan Bowl Inventory Advance and Jordan Bowl Loan and in the original stated principal amount of such Lender's Jordan Bowl Inventory Advance Commitment. Each of the Lenders is hereby authorized by GSRP to record (in good faith) in the manual or data processing records of such Lender, or on the grid schedule annexed to the Note of such Lender,

                                    (A) the  date  and  amount  of its Pro  Rata
                           Share of the Jordan Bowl Inventory Advance extended to GSRP hereunder, and

                                    (B) the  date  and  amount  of its Pro  Rata
                           Share of each repayment of principal of the Jordan Bowl Inventory Advance and its Pro Rata Share of each payment of interest on account thereof.

                  In the absence of manifest error, such records and schedule shall be conclusive as to such Lender's Pro Rata Share of the outstanding principal amount of each Jordan Bowl Inventory Advance and the Jordan Bowl Loan as well as such Lender's Pro Rata Share of the payment of interest accrued thereunder; provided, that the failure to make any such record entry with respect to the Jordan Bowl Inventory Advance or any such payment shall not limit or otherwise affect the obligations of GSRP to such Lender under this Agreement, the Jordan Bowl Inventory Advance Note of such Lender or any other Jordan Bowl Security Document.

                           (x) to  each  Attitash  Inventory  Advance  Lender  a
                  Attitash Inventory Advance Note (as amended from time to time, a "Attitash Inventory Advance Note," and, collectively, the "Attitash Inventory Advance Notes"), substantially in the form attached to this Agreement as Exhibit E-10, to evidence such Lender's Pro Rata Share of the Attitash Inventory Advance and Attitash Loan and in the original stated principal amount of such Lender's Attitash Inventory Advance Commitment. Each of the Lenders is hereby authorized by GSRP to record (in good faith) in the manual or data processing records of such Lender, or on the grid schedule annexed to the Note of such Lender,

                                    (A) the  date  and  amount  of its Pro  Rata
                           Share of the Attitash Inventory Advance extended to GSRP hereunder, and

                                    (B) the  date  and  amount  of its Pro  Rata
                           Share of each repayment of principal of the Attitash Inventory Advance and its Pro Rata Share of each payment of interest on account thereof.

                  In the absence of manifest error, such records and schedule shall be conclusive as to such Lender's Pro Rata Share of the outstanding principal amount of each Attitash Inventory Advance and the Attitash Loan as well as such Lender's Pro Rata Share of the payment of interest accrued thereunder; provided, that the failure to make any such record entry with respect to the Attitash Inventory Advance or any such payment shall not limit or otherwise affect the obligations of GSRP to such Lender under this Agreement, the Attitash Inventory Advance Note of such Lender or any other Attitash Security Document.

                           (xi) to each  Killington  Inventory  Advance Lender a
                  Killington Inventory Advance Note (as amended from time to time, a "Killington Inventory Advance Note," and, collectively, the "Killington Inventory Advance Notes"), substantially in the form attached to this Agreement as Exhibit E-11, to evidence such Lender's Pro Rata Share of the Killington Inventory Advance and Killington Loan and in the original stated principal amount of such Lender's Killington Inventory Advance Commitment. Each of the Lenders is hereby authorized by GSRP to record (in good faith) in the manual or data processing records of such Lender, or on the grid schedule annexed to the Note of such Lender,

                                    (A) the  date  and  amount  of its Pro  Rata
                           Share of the Killington Inventory Advance extended to GSRP hereunder, and

                                    (B) the  date  and  amount  of its Pro  Rata
                           Share of each repayment of principal of the Killington Inventory Advance and its Pro Rata Share of each payment of interest on account thereof.

                  In the absence of manifest error, such records and schedule shall be conclusive as to such Lender's Pro Rata Share of the outstanding principal amount of each Killington Inventory Advance and the Killington Loan as well as such Lender's Pro Rata Share of the payment of interest accrued thereunder; provided, that the failure to make any such record entry with respect to the Killington Inventory Advance or any such payment shall not limit or otherwise affect the obligations of GSRP to such Lender under this Agreement, the Killington Inventory Advance Note of such Lender or any other Killington Security Document.

                           (xii) to each Mt. Snow Inventory Advance Lender a Mt.
                  Snow Inventory Advance Note (as amended from time to time, a "Mt. Snow Inventory Advance Note," and, collectively, the "Mt. Snow Inventory Advance Notes"), substantially in the form attached to this Agreement as Exhibit E-12, to evidence such Lender's Pro Rata Share of the Mt. Snow Inventory Advance and Mt. Snow Loan and in the original stated principal amount of such Lender's Mt. Snow Inventory Advance Commitment. Each of the Lenders is hereby authorized by GSRP to record (in good faith) in the manual or data processing records of such Lender, or on the grid schedule annexed to the Note of such Lender,

                                    (A) the  date  and  amount  of its Pro  Rata
                           Share of the Mt. Snow Inventory Advance extended to GSRP hereunder, and

                                    (B) the  date  and  amount  of its Pro  Rata
                           Share of each repayment of principal of the Mt. Snow Inventory Advance and its Pro Rata Share of each payment of interest on account thereof.

                  In the absence of manifest error, such records and schedule shall be conclusive as to such Lender's Pro Rata Share of the outstanding principal amount of each Mt. Snow Inventory Advance and the Mt. Snow Loan as well as such Lender's Pro Rata Share of the payment of interest accrued thereunder; provided, that the failure to make any such record entry with respect to the Mt. Snow Inventory Advance or any such payment shall not limit or otherwise affect the obligations of GSRP to such Lender under this Agreement, the Mt. Snow Inventory Advance Note of such Lender or any other Mt. Snow Security Document.

                  (b) Assumptions as to Holders. the Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until an assignment agreement effecting the assignment or transfer thereof shall have been accepted by the Administrative Agent as provided in Section 2.6(b) hereof. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, assignee or transferee of that Note or of any Note or Notes issued in exchange therefor.

                  (c)      Interest Payments.

                           (i) Interest shall accrue on the Steamboat  Loan, the
                  Canyons Loan, the *Sugarbush Loan, the *Sugarloaf Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and the Mt. Snow Loan, as more particularly provided for in this clause (c), and shall be due and payable monthly in arrears on the 10th day of the month following the month in respect of which such interest accrued, provided that all accrued and unpaid interest on any Maturity Date shall be due on such Maturity Date. Subject to the accrual of interest on the Steamboat Loan, the Canyons Loan, the *Sugarbush Loan, the *Sugarloaf Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and the Mt. Snow Loan after the occurrence of a Default or Event of Default with respect thereto, as more particularly provided in this clause (c), the Monthly Average Weighted Loan Balance in respect of each of such Loans for each calendar month shall bear interest at a rate per annum equal to the Interest Rate. Interest shall be calculated on the basis of actual days elapsed over a period of a 360 day year.

                           (ii) Each Lender's Pro Rata Share of an Advance shall
                  bear interest as of the date of such Lender's wiring of funds thereof, in the case, of a Construction Project Advance or an Inventory Advance and as otherwise provided under Section 2.4(c) with respect to an Interest Advance through the date of the receipt by such Lender of the repayment thereof (if the repayment of all or any portion of such Lender's Pro Rata Share of the principal amount thereof is received by the Administrative Agent later than 12:00 pm, Eastern time, then interest accrual thereon shall be through the next Business Day following such receipt). After the occurrence of an Event of Default or after the applicable Maturity Date (if the applicable outstanding principal balance of the Loan and any other sums due under any Security Document is not paid in full on such Maturity Date), each Lender's Pro Rata Share of such aggregate outstanding principal balance of the Loan will bear interest at the Default Rate.

                           (iii) (A) GSRP hereby requests the Steamboat Construction Project Advance Lenders (such request to be deemed a standing request unless rescinded in writing by GSRP), and hereby authorizes the Steamboat Construction Project Advance Lenders, to make an advance (each such advance to be made by the Steamboat Construction Project Advance Lenders is referred to herein as a "Steamboat Interest Advance") to it on the 10th day of each calendar month during the Steamboat Commitment Period in an amount equal to the lesser of (y) the amount of accrued interest due and payable on such day to the Steamboat Construction Project Advance Lenders in respect of the Steamboat Loan and (z) an amount, which when added to the aggregate outstanding principal amounts of all prior Steamboat Construction Project Advances and Steamboat Interest Advances would not exceed the Steamboat Construction Project Borrowing Base, and the Steamboat Construction Project Advance Lenders agree, subject only to the lack of existence of a Default or Event of Default, to extend their respective Pro Rata Shares of each such Steamboat Interest Advance to GSRP, provided that all of the proceeds of each such Pro Rata Share shall be used by the Steamboat Construction Project Advance Lender related to such Pro Rata Share for the sole purpose of satisfying (in whole or part, as the case may be) the accrued interest due and payable on such 10th day of such month and GSRP hereby irrevocably authorizes and instructs such use. To the extent that the amount of any such Steamboat Interest Advance is insufficient to pay in full the amount of such interest due and payable on such 10th day of such month or no such Steamboat Interest Advance is made, GSRP shall pay, on such 10th day, the balance of interest due and payable on such 10th day. In connection with any such Steamboat Interest Advance, GSRP shall deliver to the Administrative Agent title insurance endorsements to the Title Insurance Policy {Blanket} in respect of the Steamboat Project in form and substance reasonably satisfactory to the Administrative Agent whereby the effective date of such Title Insurance Policy {Blanket} shall be made the date of such Steamboat Interest Advance, all exclusions and/or exceptions not satisfactory to the Administrative Agent shall have been removed or appropriate endorsements in respect thereof shall have been obtained; such Title Insurance Policy {Blanket} shall be in an amount not less than the sum of the principal amount of the Steamboat Loan outstanding after giving effect to such Steamboat Interest Advance. All premiums in respect of such endorsement to such Title Insurance Policy {Blanket} shall have been paid in full and evidence thereof shall have been delivered to the Administrative Agent. No Steamboat Inventory Advance Lender shall be obligated to make any Steamboat Interest Advance.

                                    (B)  GSRP   hereby   requests   the  Canyons
                           Construction Project Advance Lenders (such request to be deemed a standing request unless rescinded in writing by GSRP), and hereby authorizes the Canyons Construction Project Advance Lenders, to make an advance (each such advance to be made by the Canyons Construction Project Advance Lenders is referred to herein as a "Canyons Interest Advance") to it on the 10th day of each calendar month during the Canyons Commitment Period in an amount equal to the lesser of
                           (y) the amount of accrued interest due and payable on such day to the Canyons Construction Project Advance Lenders in respect of the Canyons Loan and (z) an amount, which when added to the aggregate outstanding principal amounts of all prior Canyons Construction Project Advances and Canyons Interest Advances would not exceed the Canyons Construction Project Borrowing Base, and the Canyons Construction Project Advance Lenders agree, subject only to the lack of existence of a Default or Event of Default, to extend their respective Pro Rata Shares of each such Canyons Interest Advance to GSRP, provided that all of the proceeds of each such Pro Rata Share shall be used by the Canyons Construction Project Advance Lender related to such Pro Rata Share for the sole purpose of satisfying (in whole or part, as the case may be) the accrued interest due and payable on such 10th day of such month and GSRP hereby irrevocably authorizes and instructs such use. To the extent that the amount of any such Canyons Interest Advance is insufficient to pay in full the amount of such interest due and payable on such 10th day of such month or no such Canyons Interest Advance is made, GSRP shall pay, on such 10th day, the balance of interest due and payable on such 10th day. In connection with any such Canyons Interest Advance, GSRP shall deliver to the Administrative Agent title insurance endorsements to the Title Insurance Policy {Blanket} in respect of the Canyons Project in form and substance reasonably satisfactory to the Administrative Agent whereby the effective date of such Title Insurance Policy
                           {Blanket} shall be made the date of such Canyons Interest Advance, all exclusions and/or exceptions not satisfactory to the Administrative Agent shall have been removed or appropriate endorsements in respect thereof shall have been obtained; such Title Insurance Policy {Blanket} shall be in an amount not less than the sum of the principal amount of the Canyons Loan outstanding after giving effect to such Canyons Interest Advance. All premiums in respect of such endorsement to such Title Insurance Policy {Blanket} shall have been paid in full and evidence thereof shall have been delivered to the Administrative Agent. No Canyons Inventory Advance
                           Lender shall be obligated to make any Canyons Interest Advance.

                                    (C)  GSRP  hereby  requests  the  *Sugarbush
                           Construction Project Advance Lenders (such request to be deemed a standing request unless rescinded in writing by GSRP), and hereby authorizes the *Sugarbush Construction Project Advance Lenders, to make an advance (each such advance to be made by the *Sugarbush Construction Project Advance Lenders is referred to herein as a "*Sugarbush Interest
                           Advance") to it on the 10th day of each calendar month during the *Sugarbush Commitment Period in an amount equal to the lesser of (y) the amount of accrued interest due and payable on such day to the *Sugarbush Construction Project Advance Lenders in respect of the *Sugarbush Loan and (z) an amount, which when added to the aggregate outstanding principal amounts of all prior *Sugarbush Construction Project Advances and *Sugarbush Interest Advances would not exceed the *Sugarbush Construction Project Borrowing Base, and the *Sugarbush Construction Project Advance Lenders agree, subject only to the lack of existence of a Default or Event of Default, to extend their respective Pro Rata Shares of each such *Sugarbush Interest Advance to GSRP, provided that all of the proceeds of each such Pro Rata Share shall be used by the *Sugarbush Construction Project Advance Lender related to such Pro Rata Share for the sole purpose of satisfying (in whole or part, as the case may be) the accrued interest due and payable on such 10th day of such month and GSRP hereby irrevocably authorizes and instructs such use. To the extent that the amount of any such *Sugarbush Interest Advance is insufficient to pay in full the amount of such interest due and payable on such 10th day of such month or no such *Sugarbush Interest Advance is made, GSRP shall pay, on such 10th day, the balance of interest due and payable on such 10th day. In connection with any such *Sugarbush Interest Advance, GSRP shall deliver to the Administrative Agent title insurance endorsements to the Title Insurance Policy {Blanket} in respect of the *Sugarbush Project in form and substance reasonably satisfactory to the Administrative Agent whereby the effective date of such Title Insurance Policy {Blanket} shall be made the date of such *Sugarbush Interest Advance, all exclusions and/or exceptions not satisfactory to the Administrative Agent shall have been removed or appropriate endorsements in respect thereof shall have been obtained; such Title Insurance Policy {Blanket} shall be in an amount not less than the sum of the principal amount of the *Sugarbush Loan outstanding after giving effect to such *Sugarbush Interest Advance. All premiums in respect of such endorsement to such Title Insurance Policy {Blanket} shall have been paid in full and evidence thereof shall have been delivered to the Administrative Agent. No *Sugarbush Inventory Advance Lender shall be obligated to make any *Sugarbush Interest Advance.

                                    (D)  GSRP  hereby  requests  the  *Sugarloaf
                           Construction Project Advance Lenders (such request to be deemed a standing request unless rescinded in writing by GSRP), and hereby authorizes the *Sugarloaf Construction Project Advance Lenders, to make an advance (each such advance to be made by the *Sugarloaf Construction Project Advance Lenders is referred to herein as a "*Sugarloaf Interest
                           Advance") to it on the 10th day of each calendar month during the *Sugarloaf Commitment Period in an amount equal to the lesser of (y) the amount of accrued interest due and payable on such day to the *Sugarloaf Construction Project Advance Lenders in respect of the *Sugarloaf Loan and (z) an amount, which when added to the aggregate outstanding principal amounts of all prior *Sugarloaf Construction Project Advances and *Sugarloaf Interest Advances would not exceed the *Sugarloaf Construction Project Borrowing Base, and the *Sugarloaf Construction Project Advance Lenders agree, subject only to the lack of existence of a Default or Event of Default, to extend their respective Pro Rata Shares of each such *Sugarloaf Interest Advance to GSRP, provided that all of the proceeds of each such Pro Rata Share shall be used by the *Sugarloaf Construction Project Advance Lender related to such Pro Rata Share for the sole purpose of satisfying (in whole or part, as the case may be) the accrued interest due and payable on such 10th day of such month and GSRP hereby irrevocably authorizes and instructs such use. To the extent that the amount of any such *Sugarloaf Interest Advance is insufficient to pay in full the amount of such interest due and payable on such 10th day of such month or no such *Sugarloaf Interest Advance is made, GSRP shall pay, on such 10th day, the balance of interest due and payable on such 10th day. In connection with any such *Sugarloaf Interest Advance, GSRP shall deliver to the Administrative Agent title insurance endorsements to the Title Insurance Policy {Blanket} in respect of the *Sugarloaf Project in form and substance reasonably satisfactory to the Administrative Agent whereby the effective date of such Title Insurance Policy {Blanket} shall be made the date of such *Sugarloaf Interest Advance, all exclusions and/or exceptions not satisfactory to the Administrative Agent shall have been removed or appropriate endorsements in respect thereof shall have been obtained; such Title Insurance Policy {Blanket} shall be in an amount not less than the sum of the principal amount of the *Sugarloaf Loan outstanding after giving effect to such *Sugarloaf Interest Advance. All premiums in respect of such endorsement to such Title Insurance Policy {Blanket} shall have been paid in full and evidence thereof shall have been delivered to the Administrative Agent. No *Sugarloaf Inventory Advance Lender shall be obligated to make any *Sugarloaf Interest Advance.

                           (iv)  GSRP and each  Lender  intend  to comply at all
                  times with applicable usury laws. All agreements between GSRP and such Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of any Note or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to such Lender exceed the maximum amount permissible under applicable law (the "Maximum Rate"). Each Lender may, in determining the Maximum Rate in effect from time to time, take advantage of any law, rule or regulation in effect from time to time available to such Lender which exempts such Lender from any limit upon the rate of interest it may charge or grants to such Lender the right to charge a higher rate of interest than that otherwise permitted by applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to a Lender in excess of the Maximum Rate, the interest payable to such Lender shall be reduced to the Maximum Rate; and if from any circumstance such Lender shall ever receive anything of value deemed interest by applicable law in excess of the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal of the Pro Rata Share of the Steamboat Loan, the Canyons Loan, the *Sugarbush Loan, the *Sugarloaf Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and/or the Mt. Snow Loan allocable to such Lender hereunder, as the case may be, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of such Pro Rata Share of such Loan or Loans, such excess shall be refunded to GSRP by such Lender. All interest paid or agreed to be paid to a Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal so that the interest on the portion of the Loan allocable to such Lender for such full period shall not exceed the Maximum Rate for such Lender. GSRP agrees that in determining whether or not any interest payment under the Security Documents exceeds the Maximum Rate for a Lender, any non-principal payment (except payments specifically described in the Security Documents as "interest") including without limitation, fees and late charges, shall to the maximum extent not prohibited by law, be an expense, fee or premium rather than interest in respect of such Lender. Each Lender hereby expressly disclaims any intent to contract for, charge or receive interest in an amount which exceeds the Maximum Rate for such Lender. The provisions of this Agreement, the Notes, and all other Security Documents are hereby modified to the extent necessary to conform with the limitations and provisions of this paragraph, and this paragraph shall govern over all other provisions in any document or agreement now or hereafter existing. This paragraph shall never be superseded or waived unless there is a written document executed by each Lender and GSRP, expressly declaring the usury limitation set forth in this paragraph to be null and void, and no other method or language shall be effective to supersede or waive this paragraph.

                  (d) Interest and Other Payments Due on Holidays. If any payment due on, or with respect to, this Agreement, the Notes or any other Security Document shall fall due on a day other than a Business Day, then such payment shall be made on the 1st Business Day following the day on which such payment shall have so fallen due; provided that if all or any portion of such payment shall consist of a payment of interest, for purposes of calculating such interest, such payment shall be deemed to have been originally due on such first following Business Day, and such interest shall accrue and be payable to (but not including, subject to clause (e) below) the actual date of payment.

                  (e) Application of Payments Received after 12:00 pm.

                           (i) Any  payment  to be  made  to the  Administrative
                  Agent and actually received by the Administrative Agent at or before 12:00 p.m. Eastern time, by federal funds wire transfer on any Business Day, shall be deemed to have been received by the Administrative Agent on such day. Any payment actually received by the Administrative Agent after 12:00 p.m. Eastern time, by federal funds wire transfer on any Business Day, shall be deemed to have been received on the next following Business Day. All payments received by the Administrative Agent on a day other than a Business Day, or in a manner other than by federal funds wire transfer, shall be deemed to have been received by such Person on the Business Day such amounts actually become available to such Person prior to 12:00 p.m. Eastern time in immediately available funds.

                           (ii) All  payments  from  GSRP to the  Administrative
                  Agent or any Lender shall be by means of federal funds wire transfer as set forth in Schedule 7 hereto (or as otherwise instructed in a writing from the Administrative Agent or such Lender to GSRP and delivered to GSRP not less than 2 Business Days prior to any date of any payment that is to be subject to such new instructions).

                           (iii) All payments from the  Administrative  Agent to
                  GSRP or any Lender shall be by means of federal funds wire transfer as set forth in Schedule 7 hereto (or as otherwise instructed in a writing from GSRP or such Lender and delivered to the Administrative Agent not less than 2 Business Days prior to any date of any payment that is to be subject to such new instructions).

                  (f) No Defenses. All payments by GSRP of principal, interest, fees and other Obligations hereunder and under the other Security Documents shall be made without defense, setoff or counterclaim and free of any restriction or condition.

                  (g) Payments Pro Rata. For the avoidance of doubt, aggregate principal and interest payments hereunder in respect of the Steamboat Construction Project Advances and under the Steamboat Construction Project Advance Notes shall be apportioned such that each Steamboat Construction Project Advance Lender receives its Pro Rata Share thereof. For the avoidance of doubt, aggregate principal and interest payments hereunder in respect of the Canyons Construction Project Advances and under the Canyons Construction Project Advance Notes shall be apportioned such that each Canyons Construction Project Advance Lender receives its Pro Rata Share thereof. For the avoidance of doubt, aggregate principal and interest payments hereunder in respect of the *Sugarbush Construction Project Advances and under the *Sugarbush Construction Project Advance Notes shall be apportioned such that each *Sugarbush Construction Project Advance Lender receives its Pro Rata Share thereof. For the avoidance of doubt, aggregate principal and interest payments hereunder in respect of the *Sugarloaf Construction Project Advances and under the *Sugarloaf Construction Project Advance Notes shall be apportioned such that each *Sugarloaf Construction Project Advance Lender receives its Pro Rata Share thereof. For the avoidance of doubt, aggregate principal and interest payments hereunder in respect of the Steamboat Inventory Advance and under the Steamboat Inventory Advance Notes shall be apportioned such that each Steamboat Inventory Advance Lender receives its Pro Rata Share thereof. For the avoidance of doubt, aggregate principal and interest payments hereunder in respect of the Canyons Inventory Advance and under the Canyons
         Inventory Advance Notes shall be apportioned such that each Canyons Inventory Advance Lender receives its Pro Rata Share thereof. For the avoidance of doubt, aggregate principal and interest payments hereunder in respect of the *Sugarbush Inventory Advance and under the *Sugarbush Inventory Advance Notes shall be apportioned such that each *Sugarbush Inventory Advance Lender receives its Pro Rata Share thereof. For the avoidance of doubt, aggregate principal and interest payments hereunder in respect of the *Sugarloaf Inventory Advance and under the *Sugarloaf Inventory Advance Notes shall be apportioned such that each *Sugarloaf Inventory Advance Lender receives its Pro Rata Share thereof. For the avoidance of doubt, aggregate principal and interest payments hereunder in respect of the Jordan Bowl Inventory Advance and under the Jordan Bowl Inventory Advance Notes shall be apportioned such that each Jordan Bowl Inventory Advance Lender receives its Pro Rata Share thereof. For the avoidance of doubt, aggregate principal and interest payments hereunder in respect of the Attitash Inventory Advance and under the Attitash Inventory Advance Notes shall be apportioned such that each Attitash Inventory Advance Lender receives its Pro Rata Share thereof. For the avoidance of doubt, aggregate principal and interest payments hereunder in respect of the Killington Inventory Advance and under the Killington Inventory Advance Notes shall be apportioned such that each Killington Inventory Advance Lender receives its Pro Rata Share thereof. For the avoidance of doubt, aggregate principal and interest payments hereunder in respect of the Mt. Snow Inventory Advance and under the Mt. Snow Inventory Advance Notes shall be apportioned such that each Mt. Snow Inventory Advance Lender receives its Pro Rata Share thereof.

                  (h) Payments to the Administrative Agent. For the avoidance of doubt, GSRP shall make all payments hereunder to the Administrative Agent for distribution to the Lenders as provided for herein.

          2.5  COLLECTIONS;   SALES  PROCEEDS;   REQUIRED  PAYMENTS;   VOLUNTARY
PREPAYMENTS OF THE LOAN 124

          2.5  Collections;   Sales  Proceeds;   Required  Payments;   Voluntary
Prepayments of the Loan.

                  (a)      Host Company Lease Agreements Payments.

                           (i)  GSRP  shall  direct  or   otherwise   cause  the
                  Steamboat   Host  Company  to  make  all  payments  under  the
                  Steamboat Host Company Lease Agreement (including, without limitation, all Monthly Rental Amounts in respect thereof) to the Administrative Agent. For the avoidance of doubt, GSRP shall, on or before the tenth (10th) day of each month, cause the Steamboat Host Company to make each payment in respect of the Monthly Rental Amount that accrued in respect of the immediately preceding month to the Administrative Agent. All such payments in respect of Monthly Rental Amounts delivered to the Administrative Agent shall be in good, collected funds in legal tender of the United States of America and shall be applied as set forth in Section 2.5(d) hereof, provided that, as set forth in said Section and for the avoidance of doubt, its first use shall be to the servicing and/or payment of the Steamboat Loan and the other amounts owing hereunder in respect of the Steamboat Project, provided further that, if a Default or an Event of Default shall then exist, all such payments shall be applied pursuant to Section 2.5(d) or
                  Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case and for the avoidance of doubt, such application shall be first to the servicing and/or payment of the Steamboat Loan and the other amounts owing hereunder in respect of the Steamboat Project. If any payment under a Steamboat Host Company Lease Agreement (other than a Monthly Rental Amount) is delivered to the Administrative Agent, then such payment shall be treated as a prepayment under Section 2.5(e), to the extent permitted thereunder, and applied to the Steamboat Loan on a priority basis in accordance with such Section; otherwise such payment shall be deposited into the Cash Collateral Account.

                           (ii) GSRP shall direct or otherwise cause the Canyons
                  Host Company to make all payments under the Canyons Host Company Lease Agreement (including, without limitation, all Monthly Rental Amounts in respect thereof) to the Administrative Agent. For the avoidance of doubt, GSRP shall, on or before the tenth (10th) day of each month, cause the Canyons Host Company to make each payment in respect of the Monthly Rental Amount that accrued in respect of the immediately preceding month to the Administrative Agent. All such payments in respect of Monthly Rental Amounts delivered to the Administrative Agent shall be in good, collected funds in legal tender of the United States of America and shall be applied as set forth in Section 2.5(d) hereof, provided that, as set forth in said Section and for the avoidance of doubt, its first use shall be to the servicing and/or payment of the Canyons Loan and the other amounts owing hereunder in respect of the Canyons Project, provided further that, if a Default or an Event of Default shall then exist, all such payments shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, such application shall always be first to the servicing and/or payment of the Canyons Loan and the other amounts owing hereunder in respect of the Canyons Project. If any payment under a Canyons Host Company Lease Agreement (other than a Monthly Rental Amount) is delivered to the Administrative Agent, then such payment shall be treated as a prepayment under Section 2.5(e), to the extent permitted thereunder, and applied to the Canyons Loan on a priority basis in accordance with such Section; otherwise such payment shall be deposited into the Cash Collateral Account.

                           (iii)  GSRP  shall  direct  or  otherwise  cause  the
                  *Sugarbush  Host  Company  to  make  all  payments  under  the
                  *Sugarbush Host Company Lease Agreement (including, without limitation, all Monthly Rental Amounts in respect thereof) to the Administrative Agent. For the avoidance of doubt, GSRP shall, on or before the tenth (10th) day of each month, cause the *Sugarbush Host Company to make each payment in respect of the Monthly Rental Amount that accrued in respect of the immediately preceding month to the Administrative Agent. All such payments in respect of Monthly Rental Amounts delivered to the Administrative Agent shall be in good, collected funds in legal tender of the United States of America and shall be applied as set forth in Section 2.5(d) hereof, provided that, as set forth in said Section and for the avoidance of doubt, its first use shall be to the servicing and/or payment of the *Sugarbush Loan and the other amounts owing hereunder in respect of the *Sugarbush Project, provided further that, if a Default or an Event of Default shall then exist, all such payments shall be applied pursuant to Section 2.5(d) or
                  Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case and for the avoidance of doubt, such application shall also be first to the servicing and/or payment of the *Sugarbush Loan and the other amounts owing hereunder in respect of the *Sugarbush Project. If any payment under a *Sugarbush Host Company Lease Agreement (other than a Monthly Rental Amount) is delivered to the Administrative Agent, then such payment shall be treated as a prepayment under Section 2.5(e), to the extent permitted thereunder, and applied to the *Sugarbush Loan on a priority basis in accordance with such Section; otherwise such payment shall be deposited into the Cash Collateral Account.

                           (iv)  GSRP  shall  direct  or  otherwise   cause  the
                  *Sugarloaf  Host  Company  to  make  all  payments  under  the
                  *Sugarloaf Host Company Lease Agreement (including, without limitation, all Monthly Rental Amounts in respect thereof) to the Administrative Agent. For the avoidance of doubt, GSRP shall, on or before the tenth (10th) day of each month, cause the *Sugarloaf Host Company to make each payment in respect of the Monthly Rental Amount that accrued in respect of the immediately preceding month to the Administrative Agent. All such payments in respect of Monthly Rental Amounts delivered to the Administrative Agent shall be in good, collected funds in legal tender of the United States of America and shall be applied as set forth in Section 2.5(d) hereof, provided that, as set forth in said Section and for the avoidance of doubt, its first use shall be to the servicing and/or payment of the *Sugarloaf Loan and the other amounts owing hereunder in respect of the *Sugarloaf Project, provided further that, if a Default or an Event of Default shall then exist, all such payments shall be applied pursuant to Section 2.5(d) or
                  Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case and for the avoidance of doubt, such application shall also be first to the servicing and/or payment of the *Sugarloaf Loan and the other amounts owing hereunder in respect of the *Sugarloaf Project. If any payment under a *Sugarloaf Host Company Lease Agreement (other than a Monthly Rental Amount) is delivered to the Administrative Agent, then such payment shall be treated as a prepayment under Section 2.5(e), to the extent permitted thereunder, and applied to the *Sugarloaf Loan on a priority basis in accordance with such Section; otherwise such payment shall be deposited into the Cash Collateral Account.

                           (v) GSRP shall direct or  otherwise  cause the Jordan
                  Bowl Host Company to make all payments under the Beneficial Improvement Agreement in respect thereof (including, without limitation, all Monthly Rental Amounts in respect thereof) to the Administrative Agent. For the avoidance of doubt, GSRP shall, on or before the tenth (10th) day of each month, cause the Jordan Bowl Host Company to make each payment in respect of the Monthly Rental Amount that accrued in respect of the immediately preceding month to the Administrative Agent. All such payments in respect of Monthly Rental Amounts delivered to the Administrative Agent shall be in good, collected funds in legal tender of the United States of America and shall be applied as set forth in Section 2.5(d) hereof, provided that, as set forth in said Section and for the avoidance of doubt, its first use shall be to the servicing and/or payment of the Jordan Bowl Loan and the other amounts owing hereunder in respect of the Jordan Bowl Project, provided further that, if a Default or an Event of Default shall then exist, all such payments shall be applied pursuant to Section 2.5(d) or
                  Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, such application shall always be first to the servicing and/or payment of the Jordan Bowl Loan and the other amounts owing hereunder in respect of the Jordan Bowl Project. If any payment under the Beneficial Improvements Agreement in respect of the Jordan Bowl Project (other than a Monthly Rental Amount) is delivered to the Administrative Agent, then such payment shall be treated as a prepayment under Section 2.5(e), to the extent permitted thereunder, and applied to the Jordan Bowl Loan on a priority basis in accordance with such Section; otherwise such payment shall be deposited into the Cash Collateral Account.

                           (vi)     Intentionally Omitted.

                           (vii)  GSRP  shall  direct  or  otherwise  cause  the
                  Killington Host Company to make all payments under the Beneficial Improvement Agreement in respect thereof (including, without limitation, all Monthly Rental Amounts in respect thereof) to the Administrative Agent. For the avoidance of doubt, GSRP shall, on or before the tenth (10th) day of each month, cause the Killington Host Company to make each payment in respect of the Monthly Rental Amount that accrued in respect of the immediately preceding month to the Administrative Agent. All such payments in respect of Monthly Rental Amounts delivered to the Administrative Agent shall be in good, collected funds in legal tender of the United States of America and shall be applied as set forth in Section 2.5(d) hereof, provided that, as set forth in said Section and for the avoidance of doubt, its first use shall be to the servicing and/or payment of the Killington Loan and the other amounts owing hereunder in respect of the Killington Project, provided further that, if a Default or an Event of Default shall then exist, all such payments shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, such application shall always be first to the servicing and/or payment of the Killington Loan and the other amounts owing hereunder in respect of the Killington Project. If any payment under the Beneficial Improvements Agreement in respect of the Killington Project (other than a Monthly Rental Amount) is delivered to the Administrative Agent, then such payment shall be treated as a prepayment under Section 2.5(e), to the extent permitted thereunder, and applied to the Killington Loan on a priority basis in accordance with such Section; otherwise such payment shall be deposited into the Cash Collateral Account.

                           (viii) GSRP shall direct or  otherwise  cause the Mt.
                  Snow Host Company to make all payments under the Beneficial Improvement Agreement in respect thereof (including, without limitation, all Monthly Rental Amounts in respect thereof) to the Administrative Agent. For the avoidance of doubt, GSRP shall, on or before the tenth (10th) day of each month, cause the Mt. Snow Host Company to make each payment in respect of the Monthly Rental Amount that accrued in respect of the immediately preceding month to the Administrative Agent. All such payments in respect of Monthly Rental Amounts delivered to the Administrative Agent shall be in good, collected funds in legal tender of the United States of America and shall be applied as set forth in Section 2.5(d) hereof, provided that, as set forth in said Section and for the avoidance of doubt, its first use shall be to the servicing and/or payment of the Mt. Snow Loan and the other amounts owing hereunder in respect of the Mt. Snow Project, provided further that, if a Default or an Event of Default shall then exist, all such payments shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, such application shall always be first to the servicing and/or payment of the Mt. Snow Loan and the other amounts owing hereunder in respect of the Mt. Snow Project. If any payment under the Beneficial Improvements Agreement in respect of the Mt. Snow Project (other than a Monthly Rental Amount) is delivered to the Administrative Agent, then such payment shall be treated as a prepayment under Section 2.5(e), to the extent permitted thereunder, and applied to the Mt. Snow Loan on a priority basis in accordance with such Section; otherwise such payment shall be deposited into the Cash Collateral Account.

                    (b) Receipts from Sale Proceeds of Quartershare Interests and Commercial Units and Residential Units.

                           (i) GSRP shall  promptly  consummate the purchase and
                  sale of each Quartershare Interest under each Contract as soon as possible after the Project applicable thereto shall have received a permanent certificate of occupancy from the town or other municipality that covers such Project, and the Declaration and Resort Map for such Project shall have been recorded in the applicable office(s) or amendments thereto shall have been so recorded (as the case may be). GSRP shall use its best efforts, as soon as practicable after the completion of the construction and furnishing of such Project to obtain a permanent certificate of occupancy in respect thereof and in respect of the Residential Units and Commercial Units (including, if permitted by the town or other municipality that covers such Project, obtaining certificates of occupancy on a floor by floor basis) and to record the aforesaid Declarations, Resort Maps and amendments in the applicable offices. GSRP shall, consistent with Colorado law, promptly convert each Reservation Contract to a Contract in order to consummate the purchase and sale of the Quartershare Interest in respect thereof, as contemplated in this subclause
                  (i). For the avoidance of doubt, GSRP agrees that it shall not sell Residential Units as "whole" residential units but rather will only sell Quartershare Interests in respect thereof.

                           (ii) With respect to each sale of a Quartershare Interest in any Project, GSRP shall deliver, or cause to be delivered, to the Administrative Agent (A) the Release Price in respect thereof on the Consummation Date of such sale if no Default or Event of Default shall then exist and (B) all cash downpayments and all other cash payments received by GSRP and paid by the Purchaser under each Contract on the Consummation Date of such sale if a Default or Event of Default shall then exist. GSRP agrees to instruct, and hereby so instructs, the Escrow Agent for such Project to deliver directly to the Administrative Agent all of the aforesaid amounts upon receipt by such Escrow Agent of a written confirmation from either GSRP or the Administrative Agent that such sale has been consummated. GSRP agrees that all payments delivered by any Purchaser to GSRP on the Consummation Date of its Contract shall be delivered by GSRP to the applicable Escrow Agent and shall be subject to the terms and requirements of this clause
                  (ii). GSRP shall not permit any payments from the Purchaser under any Contract to be escrowed or retained by the Escrow Agent after the Consummation Date in respect thereof, unless the same shall have been consented to by GSRP and the Administrative Agent. If GSRP shall have provided financing to the Purchaser under any Contract in order to consummate such a sale and such Purchaser shall have executed and delivered to GSRP a Quartershare Note and Quartershare Mortgage in respect thereof, GSRP shall promptly sell such Quartershare Note and Quartershare Mortgage to the "buyer" under the Note Purchase Agreement. GSRP shall irrevocably instruct the "buyer" under the Note Purchase Agreement to immediately deliver all proceeds that arise out of any purchases of the Quartershare Notes (including, without limitation, any payment to GSRP by Textron Financial Corporation of cash reserves originally withheld from any purchase by the "buyer" of Quartershare Notes under and pursuant to the Note Purchase Agreement and subsequently paid back to GSRP) (A) to the Administrative Agent to the extent of the unpaid Release Price in respect of such sale if no Default or Event of Default shall then exist and (B) to the Administrative if a Default or Event of Default shall then exist (it being the intention of the parties hereto that the full amount of such proceeds shall be paid to the Administrative Agent in such case). To the extent that any of the cash downpayments, cash payments, loan proceeds and/or sale proceeds in respect of any Contract that are payable to the Administrative Agent hereunder shall be paid to GSRP, GSRP shall hold the same in trust for the Administrative Agent and promptly deliver the same to the Administrative Agent. The escrow procedures and the escrow account being used by each Escrow Agent shall be satisfactory to the Administrative Agent. GSRP shall cause such changes in such escrow procedures (in accordance with applicable law and the terms of any Contract and the escrow agreement in respect thereof and subject to the approval of any applicable governmental agency or agencies) as the Administrative Agent may reasonably request from time to time. Upon not less than 30 days' prior written notice from the Administrative Agent and subject to the receipt of all applicable governmental agency approvals, GSRP shall establish a different escrowee for all Contracts to be entered into thereafter, which escrowee shall be subject to the terms and requirements set forth in this clause (ii) and shall be satisfactory in all respects to the Administrative Agent, provided that the Administrative Agent agrees not to request such a change of escrowee unless a sufficient cause, in the reasonable judgment of the Administrative Agent, shall have arisen to justify such change. All payments made hereunder to the Administrative Agent in respect of proceeds from the sale of any Quartershare Interest under a Contract shall be net of all customary and normal costs of closing not previously deducted from other proceeds in respect of such Contract.

                           On the Consummation Date of the sale of any Steamboat
                  Quartershare Interest made in the normal and ordinary course of GSRP's business on an arm's-length basis to Persons that are not Affiliates (or, with the prior consent of the Administrative Agent, to an Affiliate), the cash downpayments, cash payments, loan proceeds and/or sale proceeds paid to the Administrative Agent pursuant to this clause (ii) in respect thereof in the amount of the Release Price with respect to such Steamboat Quartershare Interest shall be applied to the Steamboat Loan and the other amounts owing hereunder in respect of the Steamboat Project and under the Steamboat Security Documents and the other Obligations as provided in
                  Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the Steamboat Required Lenders), the entire amount of all cash downpayments, cash payments, loan proceeds and/or sale proceeds delivered to the Administrative Agent shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the Steamboat Loan and the other related amounts owing hereunder in respect of the Steamboat Project. Anything contained in this clause (ii) notwithstanding, if any Steamboat Quartershare Interest is sold in other than in the normal and ordinary course of GSRP's business, or on other than an arm's-length basis, or to Persons that are Affiliates (unless the Administrative Agent shall have consented thereto), then Section 2.5(f) hereof shall be applicable thereto. All payments to be applied to the Steamboat Loan under this paragraph shall be in good, collected funds in legal tender of the United States of America.

                           On the  Consummation  Date of the sale of any Canyons
                  Quartershare Interest made in the normal and ordinary course of GSRP's business on an arm's-length basis to Persons that are not Affiliates (or, with the prior consent of the Administrative Agent, to an Affiliate), the cash downpayments, cash payments, loan proceeds and/or sale proceeds paid to the Administrative Agent pursuant to this clause (ii) in respect thereof in the amount of the Release Price with respect to such Canyons Quartershare Interest shall be applied to the Canyons Loan and the other amounts owing hereunder in respect of the Canyons Project and under the Canyons Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the Canyons Required Lenders), the entire amount of all cash downpayments, cash payments, loan proceeds and/or sale proceeds delivered to the Administrative Agent shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the Canyons Loan and the other related amounts owing hereunder in respect of the Canyons Project. Anything contained in this clause (ii) notwithstanding, if any Canyons Quartershare Interest is sold in other than in the normal and ordinary course of GSRP's business, or on other than an arm's-length basis, or to Persons that are Affiliates (unless the Administrative Agent shall have consented thereto), then Section 2.5(f) hereof shall be applicable thereto. All payments to be applied to the Canyons Loan under this paragraph shall be in good, collected funds in legal tender of the United States of America.

                           On  the   Consummation   Date  of  the  sale  of  any
                  *Sugarbush Quartershare Interest made in the normal and ordinary course of GSRP's business on an arm's-length basis to Persons that are not Affiliates (or, with the prior consent of the Administrative Agent, to an Affiliate), the cash downpayments, cash payments, loan proceeds and/or sale proceeds paid to the Administrative Agent pursuant to this clause (ii) in respect thereof in the amount of the Release Price with respect to such *Sugarbush Quartershare Interest shall be applied to the *Sugarbush Loan and the other amounts owing hereunder in respect of the *Sugarbush Project and under the *Sugarbush Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the *Sugarbush Required Lenders), the entire amount of all cash downpayments, cash payments, loan proceeds and/or sale proceeds delivered to the Administrative Agent shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the *Sugarbush Loan and the other related amounts owing hereunder in respect of the *Sugarbush Project. Anything contained in this clause (ii) notwithstanding, if any *Sugarbush Quartershare Interest is sold in other than in the normal and ordinary course of GSRP's business, or on other than an arm's-length basis, or to Persons that are Affiliates (unless the Administrative Agent shall have consented thereto), then Section 2.5(f) hereof shall be applicable thereto. All payments to be applied to the *Sugarbush Loan under this paragraph shall be in good, collected funds in legal tender of the United States of America.

                           On  the   Consummation   Date  of  the  sale  of  any
                  *Sugarloaf Quartershare Interest made in the normal and ordinary course of GSRP's business on an arm's-length basis to Persons that are not Affiliates (or, with the prior consent of the Administrative Agent, to an Affiliate), the cash downpayments, cash payments, loan proceeds and/or sale proceeds paid to the Administrative Agent pursuant to this clause (ii) in respect thereof in the amount of the Release Price with respect to such *Sugarloaf Quartershare Interest shall be applied to the *Sugarloaf Loan and the other amounts owing hereunder in respect of the *Sugarloaf Project and under the *Sugarloaf Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the *Sugarloaf Required Lenders), the entire amount of all cash downpayments, cash payments, loan proceeds and/or sale proceeds delivered to the Administrative Agent shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the *Sugarloaf Loan and the other related amounts owing hereunder in respect of the *Sugarloaf Project. Anything contained in this clause (ii) notwithstanding, if any *Sugarloaf Quartershare Interest is sold in other than in the normal and ordinary course of GSRP's business, or on other than an arm's-length basis, or to Persons that are Affiliates (unless the Administrative Agent shall have consented thereto), then Section 2.5(f) hereof shall be applicable thereto. All payments to be applied to the *Sugarloaf Loan under this paragraph shall be in good, collected funds in legal tender of the United States of America.

                           On the  Consummation  Date of the sale of any  Jordan
                  Bowl Quartershare Interest made in the normal and ordinary course of GSRP's business on an arm's-length basis to Persons that are not Affiliates (or, with the prior consent of the Administrative Agent, to an Affiliate), the cash downpayments, cash payments, loan proceeds and/or sale proceeds paid to the Administrative Agent pursuant to this clause (ii) in respect thereof in the amount of the Release Price with respect to such Jordan Bowl Quartershare Interest shall be applied to the Jordan Bowl Loan and the other amounts owing hereunder in respect of the Jordan Bowl Project and under the Jordan Bowl Security Documents and the other Obligations as provided in
                  Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the Jordan Bowl Required Lenders), the entire amount of all cash downpayments, cash payments, loan proceeds and/or sale proceeds delivered to the Administrative Agent shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the Jordan Bowl Loan and the other related amounts owing hereunder in respect of the Jordan Bowl Project. Anything contained in this clause (ii) notwithstanding, if any Jordan Bowl Quartershare Interest is sold in other than in the normal and ordinary course of GSRP's business, or on other than an arm's-length basis, or to Persons that are Affiliates (unless the Administrative Agent shall have consented thereto), then the last sentence of
                  Section 2.5(f) hereof shall be applicable thereto. All payments to be applied to the Jordan Bowl Loan under this paragraph shall be in good, collected funds in legal tender of the United States of America.

                           On the Consummation  Date of the sale of any Attitash
                  Quartershare Interest made in the normal and ordinary course of GSRP's business on an arm's-length basis to Persons that are not Affiliates (or, with the prior consent of the Administrative Agent, to an Affiliate), the cash downpayments, cash payments, loan proceeds and/or sale proceeds paid to the Administrative Agent pursuant to this clause (ii) in respect thereof in the amount of the Release Price with respect to such Attitash Quartershare Interest shall be applied to the Attitash Loan and the other amounts owing hereunder in respect of the Attitash Project and under the Attitash Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the Attitash Required Lenders), the entire amount of all cash downpayments, cash payments, loan proceeds and/or sale proceeds delivered to the Administrative Agent shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the Attitash Loan and the other related amounts owing hereunder in respect of the Attitash Project. Anything contained in this clause (ii) notwithstanding, if any Attitash Quartershare Interest is sold in other than in the normal and ordinary course of GSRP's business, or on other than an arm's-length basis, or to Persons that are Affiliates (unless the Administrative Agent shall have consented thereto), then the last sentence of
                  Section 2.5(f) hereof shall be applicable thereto. All payments to be applied to the Attitash Loan under this paragraph shall be in good, collected funds in legal tender of the United States of America.

                           On  the   Consummation   Date  of  the  sale  of  any
                  Killington Quartershare Interest made in the normal and ordinary course of GSRP's business on an arm's-length basis to Persons that are not Affiliates (or, with the prior consent of the Administrative Agent, to an Affiliate), the cash downpayments, cash payments, loan proceeds and/or sale proceeds paid to the Administrative Agent pursuant to this clause (ii) in respect thereof in the amount of the Release Price with respect to such Killington Quartershare Interest shall be applied to the Killington Loan and the other amounts owing hereunder in respect of the Killington Project and under the Killington Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the Killington Required Lenders), the entire amount of all cash downpayments, cash payments, loan proceeds and/or sale proceeds delivered to the Administrative Agent shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the Killington Loan and the other related amounts owing hereunder in respect of the Killington Project. Anything contained in this clause (ii) notwithstanding, if any Killington Quartershare Interest is sold in other than in the normal and ordinary course of GSRP's business, or on other than an arm's-length basis, or to Persons that are Affiliates (unless the Administrative Agent shall have consented thereto), then the last sentence of
                  Section 2.5(f) hereof shall be applicable thereto. All payments to be applied to the Killington Loan under this paragraph shall be in good, collected funds in legal tender of the United States of America.

                           On the Consummation  Date of the sale of any Mt. Snow
                  Quartershare Interest made in the normal and ordinary course of GSRP's business on an arm's-length basis to Persons that are not Affiliates (or, with the prior consent of the Administrative Agent, to an Affiliate), the cash downpayments, cash payments, loan proceeds and/or sale proceeds paid to the Administrative Agent pursuant to this clause (ii) in respect thereof in the amount of the Release Price with respect to such Mt. Snow Quartershare Interest shall be applied to the Mt. Snow Loan and the other amounts owing hereunder in respect of the Mt. Snow Project and under the Mt. Snow Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the Mt. Snow Required Lenders), the entire amount of all cash downpayments, cash payments, loan proceeds and/or sale proceeds delivered to the Administrative Agent shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the Mt. Snow Loan and the other related amounts owing hereunder in respect of the Mt. Snow Project. Anything contained in this clause (ii) notwithstanding, if any Mt. Snow Quartershare Interest is sold in other than in the normal and ordinary course of GSRP's business, or on other than an arm's-length basis, or to Persons that are Affiliates (unless the Administrative Agent shall have consented thereto), then the last sentence of
                  Section 2.5(f) hereof shall be applicable thereto. All payments to be applied to the Mt. Snow Loan under this paragraph shall be in good, collected funds in legal tender of the United States of America.

                           (iii) With respect to each sale of a Commercial  Unit
                  GSRP shall deliver, or cause to be delivered, to the Administrative Agent all cash downpayments and all other cash payments received by GSRP and paid by the purchaser of such Commercial Unit under the contract of purchase in respect thereof on the Consummation Date of such sale to the extent, but only to the extent, of the Release Price in respect thereof. GSRP agrees to instruct, and hereby so instructs, any escrowee involved in connection with such sale to deliver directly to the Administrative Agent such Release Price. To the extent that any of the cash downpayments and cash payments in respect of the Release Price for the sale of a Commercial Unit shall be paid to GSRP, GSRP shall hold the same in trust for the Administrative Agent and promptly deliver the same to the Administrative Agent. The escrow procedures and the escrow account being used by GSRP in connection with such sales shall be satisfactory to the Administrative Agent. Anything contained herein to the contrary notwithstanding, if any Default or Event of Default shall exist at the time of the sale of any Commercial Unit, the Administrative Agent shall be entitled to elect to receive, as a release price therefor, all cash downpayments and other cash and noncash payments in respect of such sale but shall not be obligated to effect any such election or to release any Lien in and to such Commercial Unit if tendered such release price or any other release price.

                           On the Consummation Date of the sale of any Steamboat
                  Commercial Unit, the Release Price paid to the Administrative Agent pursuant to this clause (iii) in respect thereof shall be applied to the Steamboat Loan and the other amounts owing hereunder in respect of the Steamboat Project and under the Steamboat Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the Steamboat Required Lenders), the entire amount of the cash downpayments, cash payments, loan proceeds and/or sale proceeds in respect of such sale shall be paid to the Administrative Agent and shall be applied pursuant to
                  Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the Steamboat Loan and the other related amounts owing hereunder in respect of the Steamboat Project. All payments to be applied to the Steamboat Loan under this clause (iii) shall be in good, collected funds in legal tender of the United States of America.

                           On the  Consummation  Date of the sale of any Canyons
                  Commercial Unit, the Release Price paid to the Administrative Agent pursuant to this clause (iii) in respect thereof shall be applied to the Canyons Loan and the other amounts owing hereunder in respect of the Canyons Project and under the Canyons Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the Canyons Required Lenders), the entire amount of the cash downpayments, cash payments, loan proceeds and/or sale proceeds in respect of such sale shall be paid to the Administrative Agent and shall be applied pursuant to
                  Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the Canyons Loan and the other related amounts owing hereunder in respect of the Canyons Project. All payments to be applied to the Canyons Loan under this clause
                  (iii) shall be in good, collected funds in legal tender of the United States of America.

                           On  the   Consummation   Date  of  the  sale  of  any
                  *Sugarbush Commercial Unit, the Release Price paid to the Administrative Agent pursuant to this clause (iii) in respect thereof shall be applied to the *Sugarbush Loan and the other amounts owing hereunder in respect of the *Sugarbush Project and under the *Sugarbush Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the *Sugarbush Required Lenders), the entire amount of the cash downpayments, cash payments, loan proceeds and/or sale proceeds in respect of such sale shall be paid to the Administrative Agent and shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the *Sugarbush Loan and the other related amounts owing hereunder in respect of the *Sugarbush Project. All payments to be applied to the *Sugarbush Loan under this clause (iii) shall be in good, collected funds in legal tender of the United States of America.

                           On  the   Consummation   Date  of  the  sale  of  any
                  *Sugarloaf Commercial Unit, the Release Price paid to the Administrative Agent pursuant to this clause (iii) in respect thereof shall be applied to the *Sugarloaf Loan and the other amounts owing hereunder in respect of the *Sugarloaf Project and under the *Sugarloaf Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the *Sugarloaf Required Lenders), the entire amount of the cash downpayments, cash payments, loan proceeds and/or sale proceeds in respect of such sale shall be paid to the Administrative Agent and shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the *Sugarloaf Loan and the other related amounts owing hereunder in respect of the *Sugarloaf Project. All payments to be applied to the *Sugarloaf Loan under this clause (iii) shall be in good, collected funds in legal tender of the United States of America.

                           On the  Consummation  Date of the sale of any  Jordan
                  Bowl Commercial Unit, the Release Price paid to the Administrative Agent pursuant to this clause (iii) in respect thereof shall be applied to the Jordan Bowl Loan and the other amounts owing hereunder in respect of the Jordan Bowl Project and under the Jordan Bowl Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the Jordan Bowl Required Lenders), the entire amount of the cash downpayments, cash payments, loan proceeds and/or sale proceeds in respect of such sale shall be paid to the Administrative Agent and shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the Jordan Bowl Loan and the other related amounts owing hereunder in respect of the Jordan Bowl Project. All payments to be applied to the Jordan Bowl Loan under this clause (iii) shall be in good, collected funds in legal tender of the United States of America.

                           On the Consummation  Date of the sale of any Attitash
                  Commercial Unit, the Release Price paid to the Administrative Agent pursuant to this clause (iii) in respect thereof shall be applied to the Attitash Loan and the other amounts owing hereunder in respect of the Attitash Project and under the Attitash Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the Attitash Required Lenders), the entire amount of the cash downpayments, cash payments, loan proceeds and/or sale proceeds in respect of such sale shall be paid to the Administrative Agent and shall be applied pursuant to
                  Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the Attitash Loan and the other related amounts owing hereunder in respect of the Attitash Project. All payments to be applied to the Attitash Loan under this clause (iii) shall be in good, collected funds in legal tender of the United States of America.

                           On  the   Consummation   Date  of  the  sale  of  any
                  Killington Commercial Unit, the Release Price paid to the Administrative Agent pursuant to this clause (iii) in respect thereof shall be applied to the Killington Loan and the other amounts owing hereunder in respect of the Killington Project and under the Killington Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the Killington Required Lenders), the entire amount of the cash downpayments, cash payments, loan proceeds and/or sale proceeds in respect of such sale shall be paid to the Administrative Agent and shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the Killington Loan and the other related amounts owing hereunder in respect of the Killington Project. All payments to be applied to the Killington Loan under this clause (iii) shall be in good, collected funds in legal tender of the United States of America.

                           On the Consummation  Date of the sale of any Mt. Snow
                  Commercial Unit, the Release Price paid to the Administrative Agent pursuant to this clause (iii) in respect thereof shall be applied to the Mt. Snow Loan and the other amounts owing hereunder in respect of the Mt. Snow Project and under the Mt. Snow Security Documents and the other Obligations as provided in Section 2.5(d) hereof, provided that if a Default or an Event of Default shall then exist (which shall have not been waived by the Mt. Snow Required Lenders), the entire amount of the cash downpayments, cash payments, loan proceeds and/or sale proceeds in respect of such sale shall be paid to the Administrative Agent and shall be applied pursuant to Section 2.5(d) or Section 8.2(c) of this Agreement, whichever shall be applicable, but, in any case for the avoidance of doubt, any such application shall be on a priority basis to service and/or pay the Mt. Snow Loan and the other related amounts owing hereunder in respect of the Mt. Snow Project. All payments to be applied to the Mt. Snow Loan under this clause
                  (iii) shall be in good, collected funds in legal tender of the United States of America.

                  (c)      Borrowing Base Prepayments.

                           (i)  If  on  any  date  the   aggregate   outstanding
                  principal amount of the Loan shall exceed the Aggregate Construction Project Borrowing Base, determined as of such date, GSRP shall immediately pay the amount of such excess to the Administrative Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by the Administrative Agent when received in good, collected funds as set forth in Section 2.5(d) hereof to prepay ratably each outstanding Advance.

                           (ii)  If  on  any  date  the  aggregate   outstanding
                  principal amount of the Steamboat Loan shall exceed the Steamboat Construction Project Borrowing Base, determined as of such date, GSRP shall immediately pay the amount of such excess to the Administrative Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by the Administrative Agent when received in good, collected funds as set forth in Section 2.5(d) hereof to prepay the Steamboat Loan.

                           If on any date the  aggregate  outstanding  principal
                  amount of the Canyons Loan shall exceed the Canyons Construction Project Borrowing Base, determined as of such date, GSRP shall immediately pay the amount of such excess to the Administrative Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by the Administrative Agent when received in good, collected funds as set forth in Section 2.5(d) hereof to prepay the Canyons Loan.

                           If on any date the  aggregate  outstanding  principal
                  amount of the *Sugarbush Loan shall exceed the *Sugarbush Construction Project Borrowing Base, determined as of such date, GSRP shall immediately pay the amount of such excess to the Administrative Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by the Administrative Agent when received in good, collected funds as set forth in Section 2.5(d) hereof to prepay the *Sugarbush Loan.

                           If on any date the  aggregate  outstanding  principal
                  amount of the *Sugarloaf Loan shall exceed the *Sugarloaf Construction Project Borrowing Base, determined as of such date, GSRP shall immediately pay the amount of such excess to the Administrative Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by the Administrative Agent when received in good, collected funds as set forth in Section 2.5(d) hereof to prepay the *Sugarloaf Loan.

                           (iii) If on each of the following test dates the aggregate outstanding principal amount of all Inventory Advances (other the Inventory Advances in respect of the 1997 Projects) exceeds the maximum outstanding principal amount of Inventory Advances set forth below, GSRP shall immediately pay the amount of such excess to the Administrative Agent together with interest accrued thereon to (but not including) the date of such payment and such amounts shall be applied by the Administrative Agent when received in good, collected funds as set forth in Section 2.5(d) hereof ratably to all Inventory Advances (other than Inventory Advances in respect of the 1997 Projects):

Test Date                      Maximum Outstanding Principal Amount of Inventory
                                       Advances

March 31, 2001                 $60,000,000

September 30, 2001             $40,000,000

March 31, 2002                 $15,000,000

September 30, 2002             $0


                           (iv)     Intentionally omitted.

                    (d) Application of Lease Payments, Sales Proceeds and Other Payments.

                           (i) Subject to the appropriate application of Section
                  8.2(c) hereof, the payments under this Section 2.5 or under Sections 3.5 and 3.6 hereof (received by the Administrative Agent in good, collected funds in legal tender of the United States of America) in respect of the Steamboat Host Company Lease, the sale of Steamboat Quartershare Interests, the sale of Steamboat Commercial Units, payments in respect of Steamboat Construction Project Borrowing Base deficiencies and any other payments received by the Administrative Agent that are directly derived from the Steamboat Project shall be applied as follows to the Steamboat Obligations:

                                    first,  towards the fees, costs and expenses
                           required to be paid under this Agreement, including, without limitation, any Loan Costs and all other fees, costs and expenses set forth in Section 11.2 of this Agreement, in each case, as the same constitute or may have arisen in respect of Steamboat Obligations;

                                    second,   towards  the  accrued  and  unpaid
                           interest on the Steamboat Loan at the Interest Rate or Default Rate for and in respect of each complete calendar month immediately preceding such payment (to the extent not paid by the making of a Steamboat Interest Advance hereunder);

                                    third, towards the payment of any prepayment
                           premiums then due in respect of all or any portion of the Steamboat Loan being prepaid with any of the foregoing payments;

                                        fourth,   towards  the  payment  of  the
                              principal   amount  of  any   Steamboat   Interest
                              Advances then outstanding;

                                        fifth,   towards  the   then-outstanding
                              principal amount of the Steamboat Loan,

                                        sixth,  towards any remaining  Steamboat
                              Obligations

                                        seventh, upon the payment in full of all
                              Steamboat Obligations, any remaining amounts consisting of Release Prices in respect of sales of Steamboat Quartershare Interests and/or Steamboat Commercial Units or scheduled payments under the Steamboat Host Company Lease shall be applied ratably to the then outstanding Canyons Obligations, *Sugarloaf Obligations, *Sugarbush Obligations, Jordan Bowl Obligations, Attitash Obligations, Killington Obligations and Mt. Snow Obligations (after giving effect to the latest application to such Obligations of the cash flows referred to in this Section 2.5(d)), and eighth,  any remaining  amounts shall be
                              deposited into the Cash Collateral Account.

                  At any time when the Steamboat Obligations hereunder shall be equal to $0 (whether during the Steamboat Commitment Period or otherwise), all cash payments, cash downpayments and other proceeds referred to above and all other payments delivered to the Administrative Agent pursuant to this Section 2.5 or Sections 3.5 or 3.6 hereof in respect of the Steamboat Project shall be deposited into the Cash Collateral Account if other Obligations are then still outstanding; if such other Obligations shall at such time be equal to $0, such cash payments, cash downpayments and other proceeds may be retained by GSRP.

                           (ii)  Subject  to  the  appropriate   application  of
                  Section 8.2(c) hereof, the payments under this Section 2.5 or under Sections 3.5 and 3.6 hereof (received by the Administrative Agent in good, collected funds in legal tender of the United States of America) in respect of the Canyons Host Company Lease, the sale of Canyons Quartershare Interests, the sale of Canyons Commercial Units, payment in respect of Canyons Construction Project Borrowing Base deficiencies and any other payments received by the
                  Administrative Agent that are directly derived from the Canyons Project shall be applied as follows to the Canyons
                  Obligations:

                                    first,  towards the fees, costs and expenses
                           required to be paid under this Agreement, including, without limitation, any Loan Costs and all other fees, costs and expenses set forth in Section 11.2 of this Agreement, in each case, as the same constitute or may have arisen in respect of Canyons Obligations;

                                    second,   towards  the  accrued  and  unpaid
                           interest on the Canyons Loan at the Interest Rate or Default Rate for and in respect of each complete calendar month immediately preceding such payment (to the extent not paid by the making of a Canyons Interest Advance hereunder);

                                    third, towards the payment of any prepayment
                           premiums then due in respect of all or any portion of the Canyons Loan being prepaid with any of the foregoing payments;

                                        fourth,   towards  the  payment  of  the
                              principal amount of any Canyons Interest Advances then outstanding;

                                        fifth,   towards  the   then-outstanding
                              principal amount of the Canyons Loan,

                                        sixth,  towards  any  remaining  Canyons
                              Obligations

                                    seventh,  upon  the  payment  in full of all
                           Canyons Obligations, any remaining amounts consisting of Release Prices in respect of sales of Canyons Quartershare Interests and/or Canyons Commercial Units or scheduled payments under the Canyons Host Company Lease shall be applied ratably to the then outstanding Steamboat Obligations, *Sugarloaf Obligations, *Sugarbush Obligations, Jordan Bowl Obligations, Attitash Obligations, Killington Obligations and Mt. Snow Obligations (after giving effect to the latest application to such Obligations of the cash flows referred to in this Section 2.5(d)), and eighth,  any remaining  amounts shall be
                              deposited into the Cash Collateral Account.

                  At any time when the Canyons Obligations hereunder shall be equal to $0 (whether during the Canyons Commitment Period or otherwise), all cash payments, cash downpayments and other proceeds referred to above and all other payments delivered to the Administrative Agent pursuant to this Section 2.5 or Sections 3.5 or 3.6 hereof in respect of the Canyons Project shall be deposited into the Cash Collateral Account if other Obligations are then still outstanding; if such other Obligations shall at such time be equal to $0, such cash payments, cash downpayments and other proceeds may be retained by GSRP.

                           (iii)  Subject  to  the  appropriate  application  of
                  Section 8.2(c) hereof, the payments under this Section 2.5 or under Sections 3.5 and 3.6 hereof (received by the Administrative Agent in good, collected funds in legal tender of the United States of America) in respect of the *Sugarbush Host Company Lease, the sale of *Sugarbush Quartershare Interests, the sale of *Sugarbush Commercial Units, payment in respect of *Sugarbush Construction Project Borrowing Base deficiencies and any other payments received by the
                  Administrative  Agent  that  are  directly  derived  from  the
                  *Sugarbush Project shall be applied as follows to the *Sugarbush Obligations:

                                    first,  towards the fees, costs and expenses
                           required to be paid under this Agreement, including, without limitation, any Loan Costs and all other fees, costs and expenses set forth in Section 11.2 of this Agreement, in each case, as the same constitute or may have arisen in respect of *Sugarbush Obligations;

                                    second,   towards  the  accrued  and  unpaid
                           interest on the *Sugarbush Loan at the Interest Rate or Default Rate for and in respect of each complete calendar month immediately preceding such payment (to the extent not paid by the making of a *Sugarbush Interest Advance hereunder);

                                    third, towards the payment of any prepayment
                           premiums then due in respect of all or any portion of the *Sugarbush Loan being prepaid with any of the foregoing payments;

                         fourth,  towards the payment of the principal amount of
                    any *Sugarbush Interest Advances then outstanding;

                                        fifth,   towards  the   then-outstanding
                              principal amount of the *Sugarbush Loan,

                                        sixth,  towards any remaining *Sugarbush
                              Obligations

                                    seventh,  upon  the  payment  in full of all
                           *Sugarbush Obligations, any remaining amounts consisting of Release Prices in respect of sales of *Sugarbush Quartershare Interests and/or *Sugarbush Commercial Units or scheduled payments under the *Sugarbush Host Company Lease shall be applied ratably to the then outstanding Steamboat Obligations, *Sugarloaf Obligations, Canyons Obligations, Jordan Bowl Obligations, Attitash Obligations, Killington Obligations and Mt. Snow Obligations (after giving effect to the latest application to such Obligations of the cash flows referred to in this Section 2.5(d)), and eighth,  any remaining  amounts shall be
                              deposited into the Cash Collateral Account.

                  At any time when the *Sugarbush Obligations hereunder shall be equal to $0 (whether during the *Sugarbush Commitment Period or otherwise), all cash payments, cash downpayments and other proceeds referred to above and all other payments delivered to the Administrative Agent pursuant to this Section 2.5 or Sections 3.5 or 3.6 hereof in respect of the *Sugarbush Project shall be deposited into the Cash Collateral Account if other Obligations are then still outstanding; if such other Obligations shall at such time be equal to $0, such cash payments, cash downpayments and other proceeds may be retained by GSRP.

                           (iv)  Subject  to  the  appropriate   application  of
                  Section 8.2(c) hereof, the payments under this Section 2.5 or under Sections 3.5 and 3.6 hereof (received by the Administrative Agent in good, collected funds in legal tender of the United States of America) in respect of the *Sugarloaf Host Company Lease, the sale of *Sugarloaf Quartershare Interests, the sale of *Sugarloaf Commercial Units, payment in respect of *Sugarloaf Construction Project Borrowing Base deficiencies and any other payments received by the
                  Administrative  Agent  that  are  directly  derived  from  the
                  *Sugarloaf Project shall be applied as follows to the *Sugarloaf Obligations:

                                    first,  towards the fees, costs and expenses
                           required to be paid under this Agreement, including, without limitation, any Loan Costs and all other fees, costs and expenses set forth in Section 11.2 of this Agreement, in each case, as the same constitute or may have arisen in respect of *Sugarloaf Obligations;

                                    second,   towards  the  accrued  and  unpaid
                           interest on the *Sugarloaf Loan at the Interest Rate or Default Rate for and in respect of each complete calendar month immediately preceding such payment (to the extent not paid by the making of a *Sugarloaf Interest Advance hereunder);

                                    third, towards the payment of any prepayment
                           premiums then due in respect of all or any portion of the *Sugarloaf Loan being prepaid with any of the foregoing payments;

                                        fourth,   towards  the  payment  of  the
                              principal   amount  of  any  *Sugarloaf   Interest
                              Advances then outstanding;

                                        fifth,   towards  the   then-outstanding
                              principal amount of the *Sugarloaf Loan,

                                        sixth,  towards any remaining *Sugarloaf
                              Obligations

                                    seventh,  upon  the  payment  in full of all
                           *Sugarloaf Obligations, any remaining amounts consisting of Release Prices in respect of sales of *Sugarloaf Quartershare Interests and/or *Sugarloaf Commercial Units or scheduled payments under the *Sugarloaf Host Company Lease shall be applied ratably to the then outstanding Steamboat Obligations, Canyons Obligations, *Sugarbush Obligations, Jordan Bowl Obligations, Attitash Obligations, Killington Obligations and Mt. Snow Obligations (after giving effect to the latest application to such Obligations of the cash flows referred to in this Section 2.5(d)), and eighth,  any remaining  amounts shall be
                              deposited into the Cash Collateral Account.

                  At any time when the *Sugarloaf Obligations hereunder shall be equal to $0 (whether during the *Sugarloaf Commitment Period or otherwise), all cash payments, cash downpayments and other proceeds referred to above and all other payments delivered to the Administrative Agent pursuant to this Section 2.5 or Sections 3.5 or 3.6 hereof in respect of the *Sugarloaf Project shall be deposited into the Cash Collateral Account if other Obligations are then still outstanding; if such other Obligations shall at such time be equal to $0, such cash payments, cash downpayments and other proceeds may be retained by GSRP.

                           (v) Subject to the appropriate application of Section
                  8.2(c) hereof, the payments under this Section 2.5 or under Sections 3.5 and 3.6 hereof (received by the Administrative Agent in good, collected funds in legal tender of the United States of America) in respect of the Beneficial Improvements Agreement in respect of the Jordan Bowl Project, the sale of Jordan Bowl Quartershare Interests, the sale of Jordan Bowl Commercial Units and any other payments received by the Administrative Agent that are directly derived from the Jordan Bowl Project shall be applied as follows to the Jordan Bowl
                  Obligations:

                                    first,  towards the fees, costs and expenses
                           required to be paid under this Agreement, including, without limitation, any Loan Costs and all other fees, costs and expenses set forth in Section 11.2 of this Agreement, in each case, as the same constitute or may have arisen in respect of Jordan Bowl Obligations;

                                    second,   towards  the  accrued  and  unpaid
                           interest on the Jordan Bowl Loan at the Interest Rate or Default Rate for and in respect of each complete calendar month immediately preceding such payment;

                                        third,   towards  the   then-outstanding
                              principal amount of the Jordan Bowl Loan,

                                        fourth,  towards  any  remaining  Jordan
                              Bowl Obligations,

                                    fifth,  upon  the  payment  in  full  of all
                           Jordan Bowl Obligations, any remaining amounts consisting of Release Prices in respect of sales of Jordan Bowl Quartershare Interests and/or Jordan Bowl Commercial Units or scheduled payments under the Beneficial Improvements Agreement for the Jordan Bowl Project shall be applied ratably to the then outstanding Steamboat Obligations, *Sugarloaf Obligations, *Sugarbush Obligations, Canyons Obligations, Attitash Obligations, Killington Obligations and Mt. Snow Obligations (after giving effect to the latest application to such Obligations of the cash flows referred to in this Section 2.5(d)), and sixth,  any  remaining  amounts shall be
                              deposited into the Cash Collateral Account.

                           (vi)  Subject  to  the  appropriate   application  of
                  Section 8.2(c) hereof, the payments under this Section 2.5 or under Sections 3.5 and 3.6 hereof (received by the Administrative Agent in good, collected funds in legal tender of the United States of America) in respect of the sale of Attitash Quartershare Interests, the sale of Attitash Commercial Units and any other payments received by the Administrative Agent that are directly derived from the Attitash Project shall be applied as follows to the Attitash
                  Obligations:

                                    first,  towards the fees, costs and expenses
                           required to be paid under this Agreement, including, without limitation, any Loan Costs and all other fees, costs and expenses set forth in Section 11.2 of this Agreement, in each case, as the same constitute or may have arisen in respect of Attitash Obligations;

                                    second,   towards  the  accrued  and  unpaid
                           interest on the Attitash Loan at the Interest Rate or Default Rate for and in respect of each complete calendar month immediately preceding such payment;

                                        third,   towards  the   then-outstanding
                              principal amount of the Attitash Loan,

                                        fourth,  towards any remaining  Attitash
                              Obligations,

                                    fifth,  upon  the  payment  in  full  of all
                           Attitash Obligations, any remaining amounts consisting of Release Prices in respect of sales of Attitash Quartershare Interests and/or Attitash Commercial Units or scheduled payments under the Beneficial Improvements Agreement for the Attitash Project shall be applied ratably to the then outstanding Steamboat Obligations, *Sugarloaf Obligations, *Sugarbush Obligations, Canyons Obligations, Jordan Bowl Obligations, Killington Obligations and Mt. Snow Obligations (after giving effect to the latest application to such Obligations of the cash flows referred to in this Section 2.5(d)), and sixth,  any  remaining  amounts shall be
                              deposited into the Cash Collateral Account.

                           (vii)  Subject  to  the  appropriate  application  of
                  Section 8.2(c) hereof, the payments under this Section 2.5 or under Sections 3.5 and 3.6 hereof (received by the Administrative Agent in good, collected funds in legal tender of the United States of America) in respect of the Beneficial Improvements Agreement in respect of the Killington Project, the sale of Killington Quartershare Interests, the sale of Killington Commercial Units and any other payments received by the Administrative Agent that are directly derived from the Killington Project shall be applied as follows to the Killington Obligations:

                                    first,  towards the fees, costs and expenses
                           required to be paid under this Agreement, including, without limitation, any Loan Costs and all other fees, costs and expenses set forth in Section 11.2 of this Agreement, in each case, as the same constitute or may have arisen in respect of Killington Obligations;

                                    second,   towards  the  accrued  and  unpaid
                           interest on the Killington Loan at the Interest Rate or Default Rate for and in respect of each complete calendar month immediately preceding such payment;

                                        third,   towards  the   then-outstanding
                              principal amount of the Killington Loan,

                                        fourth, towards any remaining Killington
                              Obligations,

                                    fifth,  upon  the  payment  in  full  of all
                           Killington Obligations, any remaining amounts consisting of Release Prices in respect of sales of Killington Quartershare Interests and/or Killington Commercial Units or scheduled payments under the Beneficial Improvements Agreement for the Killington Project shall be applied ratably to the then outstanding Steamboat Obligations, *Sugarloaf Obligations, *Sugarbush Obligations, Canyons Obligations, Attitash Obligations, Jordan Bowl Obligations and Mt. Snow Obligations (after giving effect to the latest application to such Obligations of the cash flows referred to in this Section 2.5(d)), and sixth,  any  remaining  amounts shall be
                              deposited into the Cash Collateral Account.

                           (viii)  Subject  to the  appropriate  application  of
                  Section 8.2(c) hereof, the payments under this Section 2.5 or under Sections 3.5 and 3.6 hereof (received by the Administrative Agent in good, collected funds in legal tender of the United States of America) in respect of the Beneficial Improvements Agreement in respect of the Mt. Snow Project, the sale of Mt. Snow Quartershare Interests, the sale of Mt. Snow Commercial Units and any other payments received by the Administrative Agent that are directly derived from the Mt. Snow Project shall be applied as follows to the Mt. Snow
                  Obligations:

                                        first,   towards  the  fees,  costs  and
                              expenses required to be paid under this Agreement, including, without limitation, any Loan Costs and all other fees, costs and expenses set forth in
                              Section 11.2 of this Agreement, in each case, as the same constitute or may have arisen in respect of Mt. Snow Obligations;

                                        second,  towards  the accrued and unpaid
                              interest on the Mt. Snow Loan at the Interest Rate or Default Rate for and in respect of each complete calendar month immediately preceding such payment;

                                        third,   towards  the   then-outstanding
                              principal amount of the Mt. Snow Loan,

                                        fourth,  towards any  remaining Mt. Snow
                              Obligations,

                                    fifth,  upon the  payment in full of all Mt.
                           Snow Obligations, any remaining amounts consisting of Release Prices in respect of sales of Mt. Snow Quartershare Interests and/or Mt. Snow Commercial Units or scheduled payments under the Beneficial Improvements Agreement for the Mt. Snow Project shall be applied ratably to the then outstanding Steamboat Obligations, *Sugarloaf Obligations, *Sugarbush Obligations, Canyons Obligations, Attitash Obligations, Killington Obligations and Jordan Bowl Obligations (after giving effect to the latest application to such Obligations of the cash flows referred to in this Section 2.5(d)), and sixth,  any  remaining  amounts shall be
                              deposited into the Cash Collateral Account.

                           (ix)  Subject  to  the  appropriate   application  of
                  Section 8.2(c) hereof, each test date excess payment delivered to the Administrative Agent pursuant to Section 2.5(c)(iii) shall be applied ratably to each of the then outstanding Inventory Advances (other than Inventory Advances in respect of the 1997 Projects) and any amounts remaining thereafter shall then be applied ratably to any then outstanding
                  Obligations in respect of the Loan; if there shall be no outstanding Obligations, any remaining amounts shall be deposited into the Cash Collateral Account;

                           (x) Subject to the appropriate application of Section
                  8.2(c) hereof, each Borrowing Base prepayment delivered to the Administrative Agent pursuant to Section 2.5(c)(i) shall be applied ratably to each of the then outstanding Advances and any amounts remaining thereafter shall then be applied ratably to any then outstanding Obligations in respect of the Loan; if there shall be no outstanding Obligations, any remaining amounts shall be deposited into the Cash Collateral Account;

                           (xi)     Intentionally Omitted;

                           (xii)  Subject  to  the  appropriate  application  of
                  Section 8.2(c) hereof and to the appropriate prior applications set forth in this Section 2.5, whichever shall then be in effect, any moneys received by the Administrative Agent in respect of the Collateral shall be deposited into the Cash Collateral Account; and

                           (xiii) If each of the Steamboat  Loan,  Canyons Loan,
                  *Sugarbush Loan, *Sugarloaf Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and the Mt. Snow Loan shall have either been paid in full or accelerated, then any balance of moneys (in good, collected funds) that may from time to time exist in the Cash Collateral Account shall be paid by the Administrative Agent to the Lenders as provided for in Section 8.2(c) hereof. Subject to Section 8.2(c) hereof, upon the payment in full of all Steamboat Obligations, Canyons Obligations, *Sugarbush Obligations, *Sugarloaf Obligations, Jordan Bowl Obligations, Attitash Obligations, Killington Obligations and Mt. Snow Obligations, the balance of moneys (in good, collected funds) that may from time to time exist in the Cash Collateral Account shall be paid by the Administrative Agent to the "buyer" under the Note Purchase
                  Agreement to the extent that GSRP then owes any payments thereunder. Subject to Section 8.2(c) hereof, upon the payment in full of all Obligations (including, without limitation, all obligations of GSRP under the Note Purchase Agreement), any moneys remaining in the Cash Collateral Fund shall be delivered to GSRP.

                  (e)      No Voluntary Prepayments.

                           (i) GSRP  shall  not have  the  right to  voluntarily
                  prepay the Canyons Loan, the Steamboat Loan, the *Sugarloaf Loan and/or the *Sugarbush Loan prior to the first Business Day of the 12th month following the Closing Date (not counting, for purposes of determining such 12th month, the month in which the Closing Date occurs) except, as provided in this Section 2.5, in connection with the sales of Quartershare Interests, and/or Commercial Units in any one or more of the Jordan Bowl Project, the Attitash Project, the Killington Project and the Mt. Snow Project made in the normal and ordinary course of GSRP's business on an arm's-length basis to Persons that are not Affiliates or, with the prior consent of the Administrative Agent, to an Affiliate, and except as otherwise set forth in this Section 2.5 or in Sections 3.5 or
                  3.6 hereof. GSRP shall not have the right to voluntarily prepay the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and/or the Mt. Snow Loan except, as provided under this
                  Section  2.5,  in  connection  with the sales of  Quartershare
                  Interests and/or Commercial Units in any one or more of the Jordan Bowl Project, the Attitash Project, the Killington Project, the Mt. Snow Project, the Steamboat Project, the Canyons Project, the *Sugarbush Project and the *Sugarloaf Project made in the normal and ordinary course of GSRP's business on an arm's-length basis to Persons that are not Affiliates or, with the prior consent of the Administrative Agent, to an Affiliate, and except as otherwise set forth in this Section 2.5 or in Sections 3.5 or 3.6 hereof.

                           (ii) GSRP shall have the right at any time on or after the first Business Day of the 12th month following the Closing Date (not counting, for purposes of determining such 12th month, the month in which the Closing Date occurs), upon 30 days' prior written notice to the Lender, to prepay the Canyons Loan, the Steamboat Loan, the *Sugarloaf Loan and/or the *Sugarbush Loan, in whole or in part, together with

                                    (A) the  Prepayment  Premium,  determined at
                           the time of the making of such prepayment in respect of the principal amount of such Loans being prepaid,

                                    (B) all accrued and unpaid  interest  due on
                           the portion of such Loans being prepaid as at the time of the making of such prepayment, and

                                    (C)  all  other   amounts  due  and  payable
                           hereunder in respect of the portion of such Loans being prepaid, determined at the time of making such prepayment;

                  provided, however, no Prepayment Premium shall be payable if the cash for such prepayment shall be sourced through Release Prices or internally generated excess operating cash flow (e.g., cash flow in excess of Release Prices in respect of sales in the ordinary course of Quartershare Interests or Commercial Units at the Canyons Project, the Steamboat Project, the *Sugarbush Project, the *Sugarloaf Project, the Jordan Bowl Project, the Attitash Project, the Killington Project and/or the Mt. Snow Project); for the avoidance of doubt, any prepayment of the aforesaid Loans whose funding shall be sourced, in whole or part, from any refinancing of such Loans (other than through the Administrative Agent) or from equity contributions to GSRP shall be subject to the payment of the Prepayment Premium. For the avoidance of doubt, any prepayment of the aforesaid Loans under this clause (ii) shall be allocated among all of the then outstanding Advances in respect of such Loans in accordance with the outstanding principal amounts thereof (and interest and Prepayment Premiums in respect thereof shall likewise be so allocated) and paid to the Lenders holding such Advances for application to the principal amount thereof, interest accrued thereon and Prepayment Premium in respect thereof.

                           (iii) Anything contained in this clause (e) to the contrary notwithstanding, if any Lender shall fail to extend on or after the Closing Date its Pro Rata Share of any Commitment applicable to it and with respect to which all conditions precedent have been satisfied and for which GSRP shall have not failed to perform any undertaking or Obligation required of it hereunder and if the Administrative Agent or any other Lender shall not have performed in the place and stead of such defaulting Lender (after obtaining knowledge of, or being given notice by GSRP of, such defaulting Lender and also being granted a reasonable period of time to so perform) and if such failure to perform by such defaulting Lender shall, in the reasonable judgment of GSRP, create a Default or Event of Default hereunder or have a material adverse effect on the completion or operation of one or more of the Projects, then GSRP shall have the right, to give prompt written notice of the same to the Administrative Agent and within 90 days after the giving of such notice, to prepay, in its entirety and at par (without any Prepayment Premium or other penalty or premium), the Loan and all other Loan Obligations with respect thereto. Upon the giving of any such notice, no further Advances shall be made hereunder and the Loan and all Loan Obligations, subject to earlier acceleration pursuant to
                  Section 8.2 hereof, shall become due and payable upon the earlier of the date of prepayment elected by GSRP or the 90th day following the receipt by the Administrative Agent of the aforesaid notice. This subclause (iii) shall have equal application to any instance in which GSRP must return any Advance made by the Administrative Agent in respect of a defaulting Lender pursuant to Section 2.3(a)(iii) hereof or to any other Lender that may have only temporarily performed in the place and stead of a defaulting Lender.

                  (f) Nonordinary Course Sales. GSRP acknowledges and agrees that if any of the Quartershare Interests and/or Commercial Units in any of the Projects are sold by GSRP in other than in the normal and ordinary course of GSRP's business, or by GSRP on other than an arm's-length basis, or to Persons that are Affiliates (unless the Administrative Agent shall have consented thereto), then GSRP shall not have the right to prepay all or any part of the Loan with the proceeds therefrom. In such event, GSRP's obligation to make the payments set forth in Section 2.5 hereof in respect of such sales shall be mandatory but the Administrative Agent shall retain such payments as additional Collateral hereunder on behalf of the Lenders and shall deposit the same in the Cash Collateral Account.

          2.6 PARTICIPATING LENDER

         2.6      Participating Lender.

                  (a) Participations. Each of the Lenders shall have the right, without prior notice to GSRP or the approval of GSRP, to designate one or more Participating Lenders and to grant to such Participating Lenders participations in such Lender's Pro Rata Share of the Steamboat Loan, the Canyons Loan, the *Sugarbush Loan, the *Sugarloaf Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and/or the Mt. Snow Loan, as the case may be, on terms and conditions satisfactory to such Lender. In the event that such Lender so designates such a Participating Lender and grants such Participating Lender a participation in its Pro Rata Share of such Loan or Loans, such Participating Lender shall communicate and deal only with such Lender in respect to such Participating Lender's interest in such Loan or Loans and neither GSRP nor the Administrative Agent shall be obligated to communicate or deal with such Participating Lender. Anything contained in this Section 2.6(a) notwithstanding, GSRP and each Lender hereby acknowledge and agree that, solely for purposes of Section 11.7 and Section 11.8 hereof, (i) any participation held by a Participating Lender will give rise to a direct obligation of GSRP to such Participating Lender and (ii) such Participating Lender shall be considered to be a "Lender" hereunder. Nothing in this clause (a) shall relieve any Lender from its obligations hereunder to make Advances and to honor its designated share of any of the Commitments.

                  (b) Assignments. Each Lender shall have the right, at any time, to sell, assign or transfer to any Eligible Assignee all or any part of its Commitment or its Pro Rata Share of the Steamboat Loan, the Canyons Loan, the *Sugarbush Loan, the *Sugarloaf Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and/or the Mt. Snow Loan, as the case may be, provided that

                           (i) GSRP and Administrative Agent shall have right to
                  approve any such Eligible Assignee, which approval shall not be unreasonably withheld,

                           (ii) no such  sale,  assignment  or  transfer  shall,
                  without the prior written consent of GSRP, require GSRP to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment or transfer under the securities laws of any state, and

                           (iii) no such sale,  assignment or transfer  shall be
                  effective unless and until an assignment agreement effecting such sale, assignment or transfer, in form and substance reasonably satisfactory to the Administrative Agent, shall have been accepted by the Administrative Agent, and

                           (iv) no such sale,  assignment  or transfer  shall be
                  effected in an amount of less than $1,000,000.

         To the extent of any such assignment in accordance with the requirements of this Section 2.6(b), the assigning Lender shall be relieved of its obligations with respect to its respective Commitment and the portion of such Loan or Loans so assigned that corresponds to such Commitment. Upon such execution, deliver and acceptance from and after the effective date specified in the aforesaid assignment agreement, (A) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment agreement, shall have the rights and obligations of a Lender hereunder that corresponds to the portion of the Loan so assigned and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment agreement, relinquish its rights and be released from its obligations under this Agreement to the extent of the portion of such Loan or Loans so assigned. The appropriate Commitments hereunder shall be modified to reflect the acceptance of the assigned portion of the appropriate Commitment by such assignee and to reflect any remaining Commitment of such assigning Lender not so assigned and, if any such assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its Note to GSRP for cancellation, and thereupon new Notes shall be issued by GSRP to the assignee and to the assigning Lender, substantially in the form of Exhibits E-1, E-2, E-3, E-4, E-5, E-6, E-7, E-8, E-9, E-10,
         E-11 or E-12, as the case may be, attached hereto with appropriate insertions, to reflect the new appropriate Commitments of the assignee and the assigning Lender. Except as otherwise provided in this Section 2.6(b) and in Section 2.3(a)(i) hereof, no Lender shall, as between GSRP and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment or transfer of all or any part of its Commitment or its Pro Rata Share of the Loan.

                  (c) Additional Lenders. Textron Financial Corporation, in its individual capacity, shall have the right, at any time, to bring additional "Lenders" into the Agreement and to cause such "Lenders" to become obligated in respect of one or more Commitments, provided that

                           (i) GSRP shall have right to approve any such additional "Lender," which approval shall not be unreasonably withheld,

                           (ii) the addition of such "Lender" shall not, without
                  the prior written consent of GSRP, require GSRP to file a registration statement with the Securities and Exchange Commission or apply to qualify under the securities laws of any state, and

                           (iii) the addition of such "Lender"  shall not become
                  effective unless and until each of the following shall have been done (upon the satisfaction of the following, such additional "Lender" shall be a party hereto and, shall have the rights and obligations of a "Lender" hereunder in respect of the Commitment or Commitments designated by such additional "Lender"):

                                    (A)  such  additional  "Lender"  shall  have
                           executed an accession agreement (in a form satisfactory to the Administrative Agent) pursuant to which it becomes bound to perform as a "Lender" hereunder and shall have delivered an executed copy of the same to GSRP and the Administrative Agent;

                                    (B) the  appropriate  Commitments  hereunder
                           shall be modified by the Administrative Agent, if necessary, to reflect such "additional" Lender, and the Administrative Agent shall inform each of the affected Lenders in respect thereof (no such modifications shall increase or decrease any existing individual Commitments hereunder);

                                    (C) GSRP shall  execute  and deliver to such
                           "additional" Lender Notes substantially in the form of Exhibits E-1, E-2, E-3, E-4, E-5, E-6, E-7, E-8,
                           E-9, E-10, E-11 or E-12, as the case may be, attached hereto, with appropriate insertions to reflect such "additional" Lender and its designated shares of any Commitment or Commitments;

                                    (D) a  date-down  endorsement  for the Title
                           Insurance Policy {Blanket} in respect of each Project shall be delivered by GSRP to the Administrative Agent and shall show that no Liens in and to the Projects other than Permitted Exceptions to which all Lenders are subject; and

                                    (E)  notice  of  such  "addditional"  Lender
                           shall have been sent by the Administrative Agent to the other Lenders.

                           For the avoidance of doubt, any "additional Lender" added to the LSA in accordance with the requirements of this clause shall not require the consent of any other Lender. Other than Textron Financial Corporation, no Lender shall have the right to propose the addition hereto of any other "additional Lenders."

                  (d) Information.  Each Lender and the Administrative Agent may
         furnish any information concerning GSRP, any of the Projects, the Collateral and the Security Documents in the possession of such Person from time to time to assignees, Participating Lenders (including, without limitation, prospective assignees and participants) and
         "additional"  Lenders  (including,   without  limitation,   prospective
         "additional" Lenders), subject to the prior execution of a confidentiality agreement by any such assignee, Participating Lender or any such prospective assignee or prospective Participating Lender or "additional" Lender or any such prospective "additional" Lender in form and substance substantially similar to the form of confidentiality agreement executed by such Lender or the Administrative Agent, provided that no such confidentiality agreement shall be required to be executed in connection with any such assignee, Participating Lender or
         "additional" Lender that is an affiliate of such Lender and would, pursuant to the terms of the confidentiality agreement executed by such Lender, be covered by such confidentiality agreement.

          2.7 COMMITMENT FEE

         2.7      Commitment Fee.

         GSRP agrees to pay to Textron Financial Corporation, in its individual capacity and not as the Administrative Agent, a total commitment fee of $1,450,000 in connection with the Loan. The foregoing fee shall be due and payable to Textron Financial Corporation, in its individual capacity and not as the Administrative Agent, as follows: (a) on the Closing Date, 1% of the aggregate amount of Commitments of all Lenders then in effect and (b) on each date after the Closing Date on which an additional Commitment is extended hereunder by a Lender, 1% of the amount of such additional Commitment so extended. Subject to clause (i) below, to the extent that GSRP shall have paid the aforesaid fee or fees to Textron Financial Corporation (in its individual capacity and not as the Administrative Agent), as required hereunder, and any Construction Project Advance Lender fails to extend on or after the Closing Date its Pro Rata Share of any Construction Project Advance with respect to which all conditions precedent have been satisfied and for which GSRP shall have not failed to perform any undertaking or Obligation required of it hereunder and Textron Financial Corporation shall not have, within 30 days of such funding failure, either itself made, or procured another Lender or lender to make, such failed funding, Textron Financial Corporation, in its individual capacity and not as the Administrative Agent, shall, upon receipt of a written demand from GSRP, pay to GSRP 1% of the Commitment of such failing Construction Project Advance Lender not then being honored less any unreimbursed Loan Costs incurred by Textron Financial Corporation, in its individual capacity and not as the Administrative Agent. Anything contained herein to the contrary notwithstanding,

                  (i) the full commitment fee of $1,450,000 shall be deemed to have been irrevocably earned after its payment in full if Textron Finance Corporation, as a Construction Project Advance Lender, is willing to advance its Pro Rata Share of a Construction Project Advance at such time and GSRP is either unwilling to accept such Construction Project Advance at such time or has failed to satisfy the requisite conditions precedent set forth in Section 6 hereof with respect to a Construction Project Advance that could have been made at such time and

                  (b) if GSRP shall, in good faith and after diligent effort, have failed prior to December 31, 1999 to obtain the necessary licenses, permits, franchises or other governmental authorizations from the State of Colorado in respect of the Steamboat Project that are necessary to the ownership and development of such Construction Project and the offering and sale of Quartershare Interests therein, then (i) the portion of the aforesaid commitment fee actually paid to such date and otherwise attributable to the Steamboat Project shall be paid back to GSRP by Textron Financial Corporation, in its individual capacity and not as the Administrative Agent, (ii) if no such commitment fees shall have been paid, any commitment fee otherwise payable in respect of the Steamboat Project shall be eliminated and (iii) the Steamboat Project's "Project Borrowing Base" shall be eliminated from this Agreement and the $145,000,000 figure set forth in the definition of "Aggregate Construction Project Borrowing Base" and as used elsewhere in this Agreement shall be reduced by the maximum amount stated in clause (i) in the Steamboat Project's definition of "Project Borrowing Base."

         No Lender other than Textron Financial Corporation shall have any rights under this Section 2.7 (unless Textron Financial Corporation shall have otherwise agreed in writing).

          2.8 RIGHT OF FIRST REFUSAL

         2.8      Right of First Refusal.

         If, at any time during the Commitment Period or at any time thereafter when any Obligation shall be outstanding hereunder or the Note Purchase Agreement shall still be in effect, GSRP or any Affiliate shall have obtained a bona fide third-party offer (the "Third-Party Offer") for the financing of any Subsequent Phase, GSRP shall, in writing, promptly inform Textron Financial Corporation (such writing to Textron Financial Corporation is referred to herein as the "TFC First Refusal Offer") of such Third-Party Offer and the terms and conditions of such Third-Party Offer (and shall attach a copy of such Third-Party Offer to such TFC First Refusal Offer) and, in such TFC First Refusal Offer, shall offer, or shall cause its Affiliate to offer, to Textron Financial Corporation a right of first refusal in respect of such financing. Such right of first refusal shall grant Textron Financial Corporation the right to, within 20 Business Days after the receipt of such TFC First Refusal Offer, deliver a writing to GSRP or such Affiliate (the "TFC Acceptance") stating that Textron Financial Corporation agrees to extend such financing on terms which shall be the same or better than both (a) the terms of financing under such Third-Party Offer (as such terms were communicated to the Textron Financial Corporation by GSRP) and (b) the terms of financing that would have applied hereunder if such financing were had hereunder. Upon receipt of the TFC Acceptance by GSRP, Textron Financial Corporation and GSRP (or such Affiliate) shall be deemed to have reached an agreement for such financing on the terms set forth in such TFC Acceptance (subject to the satisfaction of appropriate conditions in respect of due diligence, documentation and other customary and commercial conditions precedent). If Textron Financial Corporation shall have declined to exercise its right under such TFC First Refusal Offer, or shall have failed to timely respond to such TFC First Refusal Offer or shall have offered a counterproposal to GSRP (or such Affiliate) in respect of such TFC First Refusal Offer, GSRP (or such Affiliate) shall be free to close such Third-Party Offer within 180 days of the date of such TFC First Refusal Offer on terms substantially similar to the terms thereof set forth in such Third-Party Offer (as communicated to the Textron Financial Corporation). If GSRP (or such Affiliate) shall have failed to so close such financing within said 180 days, then a new right of first refusal for the benefit of Textron Financial Corporation with respect to such financing shall immediately arise. GSRP agrees to inform any Person making a Third-Party Offer of Textron Financial Corporation's rights under this Section 2.8 in respect thereof. This Section 2.8 shall survive the final payment of all of the Obligations and the resulting termination of this Agreement.

         With respect to any Third-Party Offer that is paired with a take-out facility with respect to the quartershare notes expected to be generated from the sale of quartershare interests in such Subsequent Phase, Textron Financial Corporation shall only have a right to issue a TFC Acceptance if Textron Financial Corporation pairs such TFC Acceptance with an offer of a take-out facility with respect to the quartershare notes expected to be generated from the sale of quartershare interests in such Subsequent Phase that is on terms that are the same or better than both (i) the terms of the take-out facility associated with such Third-Party Offer and (ii) the terms under the Note Purchase Agreement if then maintained by Textron Financial Corporation, TBS Business Services, Inc. or another affiliate of Textron Financial Corporation.

         No Lender other than Textron Financial Corporation shall have any rights under this Section 2.8.

3.       COLLATERAL

          3.1 SECURITY

         3.1      Security.

         For the purpose of securing the prompt and complete payment and performance by GSRP of all of the Obligations, GSRP does unconditionally and irrevocably hereby grant to the Administrative Agent on behalf of the Lenders a security interest in, and a Lien upon, the following Property of GSRP, whether now owned or hereafter acquired (such Property being herein referred to as the "Collateral"):

                  (a) (i) all of GSRP's right, title and interest in, to and under all Contracts (now or hereafter existing) together with all downpayments, deposits, accounts, accounts receivable, contract rights, general intangibles, chattel paper and other receivables arising under or in connection with such Contracts or otherwise securing the obligations thereunder of the Purchasers in respect thereof, together with all payments and other proceeds thereunder (including, without limitation, all Quartershare Notes and all Quartershare Mortgages),
         (ii) all of GSRP's right, title and interest in, to and under any purchase contract for the acquisition of any Commercial Unit, as a condominium unit, (now or hereafter existing) together with all downpayments, deposits, accounts, accounts receivable, contract rights, general intangibles, chattel paper and other receivables arising under or in connection with such purchase contracts or otherwise securing the obligations thereunder of the purchasers in respect thereof, together with all payments and other proceeds thereunder (including, without limitation, all notes and mortgages arising from the financing of the sales of such Commercial Units), (iii) all GSRP's rights to receive payments from any escrow agent or other Person performing a similar role in connection with the sale of any Quartershare Interest or Commercial Unit and (iv) all GSRP's rights to receive payments under the Note Purchase Agreement;

                  (b) all of GSRP's right, title and interest in, to and under (including, without limitation, all revenues, proceeds, rents and other benefits derived from) any franchises, permits, trade names, trademarks (and goodwill associated therewith), approvals, leasehold interests (whether as lessor or lessee or sublessor or sublessee), management contracts, marketing contracts, maintenance contracts, utility contracts, security contracts, other servicing contracts, licensing contracts, Project Documents or other similar contracts and all guaranties of any of the foregoing, including, without limitation, the contracts set forth on Schedule 8 to this Agreement (individually, a "Property-Related Contract" and, collectively, the "Property-Related Contracts"), relating, in each case, to any of the Projects, the Quartershare Interests, the Commercial Units and/or the Common Elements;

                  (c) all other accounts, contract rights, general intangibles, documents, instruments, chattel paper and proceeds of GSRP related to the Property described in clause (a) or clause (b) above, or otherwise connected with, or related to, the operation and/or construction, management and use of any of the Projects, including, without limitation, any of GSRP's right, title and interest in and to the Approved Escrow Accounts or any other trust account maintained by any Escrow Agent (or any successor escrow agent) for or on behalf of GSRP, and including, without limitation, all of GSRP's right, title and interest in, to and under each of Beneficial Improvement Agreements and each of the Host Company Lease Agreements;

                  (d) all Books and Records and the Cash Collateral Account (together with all investments in respect thereof);

                  (e) all fixtures, inventory, fittings, machinery, appliances, equipment, apparatus, furnishings, and personal Property of every nature found on or used in connection with any of the Projects and any of the Common Elements;

                  (f) all of GSRP's right, title and interest of whatever character (whether as owner, vendor, mortgagee, chattel lessee, Declarant, Quartershare Interest owner, Residential Unit owner, Commercial Unit owner or otherwise, whether vested or contingent and whether now owned or hereafter acquired) in and to (i) any and all of the Projects, including, without limitation, all Quartershare Interests (now existing or hereafter created) relating thereto (whether sold or unsold), (ii) the Declarations (including, without limitation, its development rights under applicable law), (iii) all building materials, supplies and other Property now or hereafter stored at or delivered to any of the Projects or any other location for installation in or on any of the Projects, (iv) any and all plans, specifications, drawings, books, records, marketing materials and similar items now or hereafter relating to any of the Projects the operation and use thereof, any rights of GSRP thereto or any interest therein (including, without limitation, the Plans for each of the Projects), (v) the Construction Contract for each of the Projects and the architect and engineering contracts entered into or to be entered into by GSRP in connection with the construction and development of each of the Projects and (vi) any payment, performance or other surety bonds obtained by any contractor or subcontractor in connection with the development and construction of each of the Projects;

                  (g) all of  GSRP's  right,  title  and  interest  of  whatever character (whether as owner, chattel lessee, Declarant, Quartershare Interest owner, Residential Unit owner, Commercial Unit owner or otherwise, whether vested or contingent and whether now owned or hereafter acquired) in and to any and all judgments, settlements, claims, awards, insurance proceeds and other proceeds and compensation, and any interest thereon (collectively, "Compensation"), now or hereafter made or payable in connection with (i) any casualty or other damage to all or any part of any of the Projects, (ii) any condemnation proceedings affecting all or any part of any of the Projects or any rights thereto or any interest therein, (iii) any damage to or taking of all or any part of any of the Projects, or any rights thereto or any interest therein arising from or otherwise relating to any exercise of the power of eminent domain (including, without limitation, any and all Compensation for change of grade of streets or any other injury to or decrease in the value of any of the Projects), or any conveyance in lieu of or under threat of any such taking, (iv) any and all proceeds of any sale, assignment or other disposition of all or any part of any of the Projects or any rights thereto or any interest therein, (v) any and all proceeds of any other conversion (whether voluntary or involuntary) of all or any part of any of the Projects or any rights thereto or any interest therein or to cash or any liquidated claim, and
         (vi) any and all refunds and rebates of or with respect to any Insurance Premium, any Imposition or any other charge for utilities relating to all or any part of any of the Projects (including, without limitation, any and all refunds and rebates of or with respect to any deposit or prepayment relating to any such Insurance Premium, Imposition or charge), and any and all interest thereon, whether now or hereafter payable or accruing; and

          (h) all other "Mortgaged Property," under and as defined in any of the Blanket Mortgages, whether such Collateral shall be presently in existence or whether it shall be acquired or created by GSRP at any time hereafter, wherever located, together with the products and proceeds thereof and any replacements, additions and/or accessions thereto and substitutions thereof and after-acquired Property.

         GSRP shall use its best efforts to the extent legally available to cause each Association for each Project to grant to the Administrative Agent a Lien and security interest in any all of its respective right, title and interest in, to and under (including, without limitation, all revenues, proceeds, rents and other benefits derived from) any management contracts, marketing contracts, maintenance contracts, utility contracts, security contracts, other servicing contracts, licensing contracts, Project Documents or other similar contracts and all guaranties of any of the foregoing that may affect such Project.

          3.2 UNDERTAKINGS REGARDING COLLATERAL

         3.2      Undertakings Regarding Collateral.

                  (a) Maintenance of Perfection. Neither the Administrative Agent nor the Lenders shall be required to take any steps to perfect or maintain the perfection of its security interest in the Collateral and no loss of, or damage to, the Collateral shall release GSRP from any of the Obligations.

                  (b) Collections on all Contracts. Administrative Agent shall have a security interest in, and may collect payments under, all of the Contracts of GSRP and all of the contracts of purchase in respect of the Commercial Units.

                  (c) No Assumption of Obligations. The execution and delivery of this Agreement, and the granting of the Liens in and to the Collateral, shall not subject the Administrative Agent or the Lenders to, or transfer or pass to the Administrative Agent or any Lender or in any way affect or modify, the liability of GSRP under any or all of the Contracts, any of the contracts of purchase in respect of the Commercial Units, the Property-Related Contracts or in connection with any of the Projects, the Declarations, the Articles of Incorporation or By-Laws for the Associations or the other Project Documents, it being understood and agreed that notwithstanding this Agreement, and the granting of the Liens in and to the Collateral, all of the obligations of GSRP (whether as owner, chattel lessee, vendor, mortgagee,
         Declarant, Residential Unit owner, Quartershare Interest owner, Commercial Unit owner or otherwise) to each and every other party under each and every one of the Contracts, the contracts of purchase in respect of the Commercial Units and the Property-Related Contracts and/or in connection with any of the Projects, the Declarations, the Articles of Incorporation or By-Laws for the Associations and the other Project Documents shall be and remain enforceable by such other party, its successors and assigns, only against GSRP or Persons other than the Administrative Agent or the Lenders, and the neither the Administrative Agent nor the Lenders have assumed any of the obligations or duties of GSRP under or with respect to any of the Contracts, such contracts of purchase or the Property-Related Contracts or otherwise in connection with any of the Projects, the Declarations, the Articles of Incorporation or By-Laws for the Associations or the other Project Documents.

                  (d) No Obligation to Take Action. GSRP hereby agrees and acknowledges that neither the acceptance of this Agreement or any other Security Document by the Administrative Agent or the Lenders nor the exercise of, or failure to exercise, any right, power or remedy in this Agreement or in any other Security Document conferred upon the Administrative Agent or the Lenders shall be deemed or construed to obligate the Administrative Agent or any of the Lenders to pay any sum of money, take any other action or incur any liability in connection with, or collect or realize upon, any of the Contracts or any other Collateral. It is further agreed and understood by GSRP that the neither the Administrative Agent nor the Lenders shall be liable in any way for any cost, expense or liability connected with, or any charge or liability arising from, any of the Contracts, any of the contracts of purchase in respect of the Commercial Units, any of the Property-Related Contracts or any other Collateral.

                  (e) Indemnification. GSRP hereby agrees to indemnify each of the Administrative Agent and the Lenders, and hold each of such Persons harmless, from any and all liability, loss or damage which such Person may or might incur by reason of any and all claims and demands whatsoever which may be asserted against such Person arising out of, as a result of, or otherwise connected with, the Liens hereby granted to the Administrative Agent for their benefit of the Lenders by GSRP under or in respect of any of the Contracts or any other Collateral by reason of (i) the failure by GSRP to perform any obligations or undertakings required to be performed by GSRP under or in connection with any of such Contracts, the Property-Related Contracts or any other Collateral,
         (ii) any failure by GSRP, in connection with any of such Contracts, the Property-Related Contracts or any other Collateral, to comply with any applicable federal, state or local consumer credit, sale rescission, blue-sky, securities or usury statute, including, without limitation, any such statute of any state in which a Purchaser may reside, the Consumer Credit Protection Act, as amended, the Federal Trade Commission Act, as amended, the Interstate Land Sales Full Disclosure Act, and all rules and regulations promulgated under the foregoing statutes, acts and codes, and (iii) failure by GSRP to comply with any applicable federal, state or local statutes, ordinances or declarations and the restrictions, rules and regulations promulgated thereunder or contained therein pertaining to the construction, use or operation of any of the Projects (including, without limitation, the statutes, ordinances, declarations, restrictions, rules and regulations of the towns or other municipalities covering the areas in which the Project are situated, and the declarations, restrictions and requirements of the CCR's and Declarations affecting the Projects) or to otherwise discharge its duties and obligations under applicable law, under the Declarations or the Articles of Incorporation or By-Laws of the Associations, unless such claims or demands were directly a result of such Person's intentional misconduct or gross negligence.

         3.3 financing statements

         3.3      Financing Statements.

         GSRP agrees, at its own expense, to execute the financing statements required by the Administrative Agent together with any and all other instruments or documents and take such other action, including delivery of such instruments and documents, as may be necessary to perfect, and to continue the perfection of, the Administrative Agent's security interest and Liens in the Collateral and, unless prohibited by law, GSRP hereby authorizes the Administrative Agent to execute and file any such financing statement on GSRP's behalf. The parties agree that a legible carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

         GSRP agrees, at its own expense, to use its best efforts to cause each Association to execute the financing statements required by the Administrative Agent together with any and all other instruments or documents and take such other action, including delivery of such instruments and documents, as may be necessary to perfect, and to continue the perfection of, the Lender's security interest and Liens in the collateral granted hereunder by such Association.

          3.4 LOCATION OF COLLATERAL; BOOKS AND RECORDS

         3.4      Location of Collateral; Books and Records.

         All tangible Collateral (other than Collateral delivered to the Administrative Agent or located in any Approved Escrow Account) which is personal Property is to remain, at all times, on the premises of GSRP at Sunday River Road, in Bethel, Maine, or at the Projects and GSRP represents and warrants to the Administrative Agent and the Lenders that all of the currently existing tangible Collateral is now located there, and GSRP will not transfer the Collateral from such premises to other locations without the prior written approval of the Administrative Agent. GSRP shall, upon receipt of a written request therefor from the Administrative Agent after the occurrence of an Event of Default, deliver to the Administrative Agent then current copies of all computer tapes, disks, software and micro-fiche records constituting, in whole or in part, the Books and Records.

          3.5 INSURANCE OF COLLATERAL

         3.5      Insurance of Collateral.

                  (a)      Maintenance of Insurance.

                           (i) GSRP agrees to maintain or cause to be maintained
                  (including, without limitation, causing each General Contractor to maintain with respect to any Construction Project), or, as provided under the Declarations, cause each of the Associations to maintain (as to their respective Projects and the personal Property located thereon), insurance (with financially sound and reputable insurers) with respect to

                                    (1)     each Project,

                              (2) the personal  Property located at the Projects
                    (including, without limitation, the furniture, fixtures and furnishings thereof),

                                    (3) all other  equipment and other  personal
                           Property of every nature whatsoever now or hereafter located in or on, or attached to, and used or intended to be used in connection with any of the Projects, and

                                        (4) the Books and  Records and the other
                              valuable papers of GSRP,

                  against casualties, contingencies, hazards and such other risks (including, without limitation, (A) fire, hurricane, tornado, wind damage, and such other risks insured against by a standard all-risk property and fire insurance policy and endorsement for extended coverage, (B) flood insurance, if applicable, and (C) builder's risk insurance in completed value form) and in such amounts as shall be reasonably satisfactory to the Administrative Agent (such insurance to be maintained during the construction and development of each Project and to cover materials in as well as adjacent to the structures so insured; such insurance (other than such builder's risk insurance) shall also be maintained after such development and construction as well); provided, however, that such casualty insurance shall (aa) in no case be in an amount less than an amount sufficient to rebuild each Project or the portions thereof which shall have suffered the loss and replace any of the personal Property located therein, (bb) be sufficient to avoid any co-insurance requirements in respect of GSRP and/or the Associations, and (cc) be sufficient to provide funds to fully compensate owners of Quartershare Interests, and Commercial Units for any inability to utilize any such condominium units or the Common Elements during any period following a loss thereto. With respect to such insurance, GSRP shall deliver or cause to be delivered, or cause the Associations to deliver (to the extent permitted by applicable law and the Declarations), certificates of insurance to the Administrative Agent, with satisfactory lender's loss payable endorsements naming the Administrative Agent on behalf of the Lenders as loss payee to the extent of its interest and as such interest may appear on the Closing Date. Each policy of such insurance or endorsement with respect thereto shall contain a clause requiring the insurer to give not less than 30 days' prior written notice to the Administrative Agent in the event of cancellation of the policy for any reason whatsoever and a clause that the interest of the Administrative Agent shall not be impaired or invalidated by any act or neglect of GSRP or owner of the Property nor by the occupation of the premises for purposes more hazardous than are permitted by said policy. If GSRP shall fail to provide for such insurance, or have the same provided for, the Administrative Agent may, at GSRP's expense, procure the same, but shall not be required to do so.

                           (ii) GSRP shall  maintain  or cause to be  maintained
                  insurance with financially sound and reputable insurers with respect to its Property and business (including, without limitation, the Collateral) covering any public liability of GSRP, its officers, agents or employees (including, without limitation, damage by GSRP or its officers, agents or employees to the Property of other Persons, any bodily injury caused by GSRP or its officers, agents or employees to any other Person, or any negligent act or other similar liability of GSRP or its officers, agents or employees) and in such amounts as are satisfactory to the Administrative Agent; the Administrative Agent and the Lenders shall be named as an additional insureds thereon. GSRP shall, as provided in the Declarations, cause the Associations to maintain insurance with financially sound and reputable insurers with respect to the Projects covering any public liability of the Associations or their officers, agents or employees to the Property of other Persons, any bodily injury caused by the Associations or their officers, agents or employees to any other Person, or any negligent act or other similar liability of the Association or its officers, agents or employees) and in such amounts as are provided for in the Declarations.

                           (iii) GSRP shall, prior to renewal,  submit, or cause
                  the Associations to submit, to the Administrative Agent insurance certificates showing the type and amounts of insurance coverage maintained in respect of the Projects. GSRP shall, to the extent permitted by applicable law and the
                  Declarations, cause all casualty policies of insurance provided under the Declarations to have mortgagee endorsements in respect of the Administrative Agent's interests in and to the Quartershare Interests Residential Units, and/or Commercial Units that are the subject of the Blanket Mortgages or any Quartershare Mortgage in which the Lender may have a security interest and Lien hereunder.

                           (iv) GSRP shall  pay,  or cause the  Associations  to
                  pay, all premiums on the aforesaid insurance policies and all other fees and charges payable in connection with such insurance policies (such premiums, fees and charges being collectively referred to herein as "Insurance Premiums") not later than the due date thereof. If GSRP shall fail to pay, or cause the Associations to pay, any such Insurance Premiums, the Administrative Agent may (but shall not be obligated to), at GSRP's expense and upon the written instructions of the Required Parties, pay the same. Any such payment shall be subject to Section 3.11 and Section 3.12 hereof.

                           (v) If the Mortgaged  Property  (under and as defined
                  in any of the Blanket Mortgages) or any portion is sold at a foreclosure sale or if any Lender shall acquire title to said Mortgaged Property or any such portion, such Lender shall have all of the right, title and interest of GSRP in and to all insurance policies required under this Section 3.5(a) and the unearned premiums thereon, related to such Mortgaged Property or such portion, and in and to the proceeds resulting from any damage to said Mortgaged Property or such portion prior to such sale or acquisition.

                           (vi) GSRP agrees to cause any contractor  hired by it
                  to effect any of the construction and development of any Construction Project to carry adequate insurance in respect of bodily injury or other personal liability or property damage in respect of its employees or other third persons in connection with such construction and development. GSRP shall use its best efforts to cause certificates of such insurance to be filed with the Administrative Agent.

                           (vii) Anything contained in this Section 3.5(a) to the contrary notwithstanding, any of the undertakings of GSRP in this Section 3.5(a) in respect of insuring the Projects or in respect of causing the Associations to perform any undertaking under this Section 3.5(a) shall be subject to the requirements of the condominium acts or other common interest ownership acts as adopted and in effect from time to time in the States in which the Project are situated, and the rules and regulations as adopted from time to time thereunder and the Declarations.

                  (b)      Condominium Insurance Proceeds.

                           (i) Any  proceeds  of  insurance  in  respect  of the
                  Projects received by the Associations or any manager retained by it and then further paid by the Associations or such manager to GSRP (whether as Declarant or otherwise), as provided for in the Declarations, shall be promptly paid and/or turned over by GSRP to the Administrative Agent as proceeds of the Collateral and applied to the prepayment of the Loan as provided in Section 2.5(d) hereof.

                           (ii) Without limiting the immediately preceding paragraph, any proceeds of insurance in respect of the Projects received by GSRP at a time during which the insurance provisions of the relevant Declaration shall not be in effect as to the affected Project shall be treated as provided in
                  Section 3.5(c) of this Agreement.

                  (c)  Miscellaneous   Application  of  Insurance  Proceeds.  In
         connection with, and pursuant to, Section 3.5(b)(ii) hereof, the Lenders and GSRP agree to the following:

                           (i) Following the  occurrence of any Default or Event
                  of Default (provided that if such Default or Event of Default is cured by GSRP, then clause (ii) below and not this clause
                  (i) shall thereafter apply), the Administrative Agent (at the instruction of the Required Steamboat Lenders in the case of a Steamboat Project casualty or loss, the Required Canyons Lenders in the case of a Canyons Project casualty or loss, the Required *Sugarbush Lenders in the case of a *Sugarbush
                  Project casualty or loss, the Required *Sugarloaf Lenders in the case of a *Sugarloaf Project casualty or loss, the Required Jordan Bowl Lenders in the case of a Jordan Bowl Project casualty or loss, the Required Attitash Lenders in the case of an Attitash Project casualty or loss, the Required
                  Killington Lenders in the case of a Killington Project casualty or loss, the Required Mt. Snow Lenders in the case of a Mt. Snow Project casualty or loss, or the Required Parties in any case other than as set forth above) is hereby authorized and empowered to adjust or compromise any loss under any insurance policies maintained pursuant to this
                  Section 3.5, and to collect and receive the proceeds from any such policies. In such event, each insurance company is hereby authorized and directed to make payment for all such losses directly to the Administrative Agent, instead of to GSRP (and/or the applicable Association) and the Administrative Agent jointly. In the event any insurance company fails to disburse directly and solely to the Administrative Agent but disburses instead either solely to GSRP or to GSRP (and/or any Association) and the Administrative Agent jointly, GSRP agrees immediately to endorse and transfer, or cause to be endorsed and transferred, such proceeds to the Administrative Agent. Upon the failure of GSRP to endorse and transfer such proceeds as aforesaid (or cause the same to be done), the Administrative Agent (at the instruction of the appropriate Required Parties, as aforesaid) may execute such endorsements or transfers for and in the name of GSRP (whether as Declarant or otherwise) and GSRP hereby unconditionally and irrevocably appoints the Administrative Agent as GSRP's agent and attorney-in-fact, coupled with an interest, to endorse and transfer such proceeds to the Administrative Agent on behalf of the Lenders. After deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, the Administrative Agent may apply the net proceeds or any part thereof, as instructed by the aforesaid Required Parties, (i) to payment of the Obligations, whether or not due, as provided in Section 2.5(d) hereof, (ii) to the repair and/or restoration of the applicable Project or (iii) for any other purposes or objects for which the Administrative Agent or the Lenders are entitled to advance funds under this Agreement or any of the other Security Documents; all without affecting the Liens and security interests of this Agreement and the other Security Documents. Neither the Administrative Agent nor the Lenders shall be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

                           (ii) Prior to the  occurrence of any Default or Event
                  of Default and if GSRP gives the Administrative Agent notice of any casualty as provided in clause (d) below, GSRP shall have the right to adjust and compromise losses under insurance policies and to collect and receive insurance proceeds and shall apply such insurance proceeds with respect to such losses solely and exclusively to the repair and restoration of the affected Project or, if consented to by the Administrative Agent (at the instruction of the Required Steamboat Lenders in the case of a Steamboat Project casualty or loss, the Required Canyons Lenders in the case of a Canyons Project casualty or loss, the Required *Sugarbush Lenders in the case of a
                  *Sugarbush Project casualty or loss, the Required *Sugarloaf Lenders in the case of a *Sugarloaf Project casualty or loss, the Required Jordan Bowl Lenders in the case of a Jordan Bowl Project casualty or loss, the Required Attitash Lenders in the case of an Attitash Project casualty or loss, the Required
                  Killington Lenders in the case of a Killington Project casualty or loss, the Required Mt. Snow Lenders in the case of a Mt. Snow Project casualty or loss, or the Required Parties in any case other than as set forth above), to the payment of the Steamboat Obligations, the Canyons Obligations, the *Sugarbush Obligations, the *Sugarloaf, Obligations, Jordan Bowl Obligations, Attitash Obligations, Killington Obligations, Mt. Snow Obligations or other Obligations, as GSRP deems appropriate in its reasonable discretion and as shall have been consented to by the relevant Project Required Lenders or Required Parties, as the case may be. With respect to any such casualty loss, GSRP shall have the right to use any insurance proceeds received on account of such loss to the repair and restoration of the affected Project, provided that prior written notice is given with respect thereto to the Administrative Agent and the scope and plans for the repair or restoration have been approved by the Administrative Agent, which approval shall not be unreasonably withheld or delayed if the repair or restoration will result in a new "resort" which is substantially comparable to the pre-existing "resort" at such Project in terms of overall usable square footage and types of functions served by such pre-existing "resort", the new "resort" is constructed with the same or better quality of materials and workmanship as such pre-existing "resort," and is constructed in accordance with the applicable requirements of then existing zoning, design and building codes and other applicable laws, the applicable CCR's and market considerations. All such repair and restoration shall be diligently prosecuted to completion by GSRP and shall be completed on or prior to the Maturity Date.

                  (d) GSRP Undertakings. In the event of any material casualty or loss in respect of any of the Projects (including, without limitation, any of the Collateral), (i) GSRP shall immediately notify the Administrative Agent of the same and (ii) the Administrative Agent may, in addition to its rights as mortgagee under the Blanket Mortgages, elect (at the instruction of the Required Steamboat Lenders in the case of a Steamboat Project casualty or loss, the Required Canyons Lenders in the case of a Canyons Project casualty or loss, the Required *Sugarbush Lenders in the case of a *Sugarbush Project casualty or loss, the Required *Sugarloaf Lenders in the case of a *Sugarloaf Project casualty or loss, the Required Jordan Bowl Lenders in the case of a Jordan Bowl Project casualty or loss, the Required Attitash Lenders in the case of an Attitash Project casualty or loss, the Required Killington Lenders in the case of a Killington Project casualty or loss, the Required Mt. Snow Lenders in the case of a Mt. Snow Project casualty or loss or the Required Parties in any case other than as set forth above) to exercise the voting rights of GSRP as a mortgagee or a holder of a security interest in respect of any Quartershare Mortgage pledged to the Administrative Agent hereunder or as the owner of any Quartershare Interest, Residential Unit or Commercial Unit, as such voting rights are provided for under the applicable Declaration, regarding all matters of repair and restoration. In the event of any casualty or loss in respect of any Project (including, without limitation, any of the Collateral), GSRP shall pay all assessments as required by the applicable Declaration and/or the applicable Articles of Incorporation or By-Laws for repair and restoration due to inadequacy of insurance.

          3.6 CONDEMNATION

         3.6      Condemnation.

                  (a)      Condominium/Timeshare Condemnation Compensation.

                           (i) Any compensation, awards, damages, claims, rights
                  of action, proceeds, payment and other relief (collectively, "Condemnation Compensation") of, or on account of, any damage or taking of all or any part of the Projects in connection with any condemnation proceedings or any exercise of the power of eminent domain (or any conveyance in lieu of or under threat of any such taking), including, without limitation, any such Condemnation Compensation for change of grade of streets or any other injury to or decrease in the value of all or any part of the Projects, payable to any Association or any manager retained by it and paid further by such Association or such manager to GSRP (whether as Declarant or otherwise), as provided for in the applicable Declaration, shall be promptly paid and/or turned over to the Administrative Agent as proceeds of the Collateral or otherwise and, subject to clause
                  (ii) below if such clause shall then be applicable, applied to the prepayment of the Loan, as provided in Section 2.5(d) hereof.

                           (ii) Any Condemnation  Compensation in respect of any
                  of the Projects received by GSRP at a time during which the condemnation provisions of the relevant Declaration shall not be in effect with respect to the affected Project shall be treated as provided in Section 3.6(b) below.

                  (b) Miscellaneous Application of Condemnation Compensation. In connection with, and pursuant to, Section 3.6(a)(ii) hereof, the Lenders and GSRP agree to the following:

                           (i) if all or any  portion  of any  Project  shall be
                  damaged or taken through condemnation (which term when used in this Agreement shall include any damage or taking by any governmental authority and any transfer by private sale in lieu thereof), so as to, either

                                    (A) temporarily or  permanently,  materially
                           adversely affect the type or scope of resort operations existing prior to the condemnation or taking of, or the net operating income of, such Project (both being determined by the Administrative Agent in its sole and absolute discretion), or

                              (B) result in Condemnation  Compensation in excess
                    of $500,000,

                  then in the case of a Steamboat Project condemnation or taking, all of the Steamboat Loan, in the case of a Canyons Project condemnation or taking, all of the Canyons Loan, in the case of a *Sugarbush Project condemnation or taking, all of the *Sugarbush Loan, in the case of a *Sugarloaf Project condemnation or taking, all of the *Sugarloaf Loan, in the case of a Jordan Bowls Project condemnation or taking, all of the Jordan Bowl Loan, in the case of an Attitash Project condemnation or taking, all of the Attitash Loan, in the case of a Killington Project condemnation or taking, all of the Killington Loan and, in the case of a Mt. Snow Project condemnation or taking, all of the Mt. Snow Loan (together with accrued and unpaid interest thereon relating to each of such Loans) shall, at the option of the Required Steamboat Lenders, in the case of the Steamboat Project, the Required Canyons Lenders, in the case of the Canyons Project, the Required *Sugarbush Lenders, in the case of the *Sugarbush Project, the Required *Sugarloaf Lenders, in the case of the *Sugarloaf Project, the Required Jordan Bowl Lenders, in the case of the Jordan Bowl Project, the Required Attitash Lenders, in the case of the Attitash Project, the Required Killington Lenders, in the case of the Killington Project and the Required Mt. Snow Lenders, in the case of the Mt. Snow Project, become immediately due and payable.

                           (ii) the  Administrative  Agent  shall be entitled to
                  receive all Condemnation Compensation payable with respect to any condemnation or taking. The application of such Condemnation Compensation shall be as set forth below in clause (iii) below. The Administrative Agent is hereby authorized (at the instruction of the Steamboat Required Lenders, in the case of any Steamboat Project condemnation or taking, the Canyons Required Lenders, in the case of any
                  Canyons Project condemnation or taking, the *Sugarbush Required Lenders, in the case of any *Sugarbush Project condemnation or taking, the *Sugarloaf Required Lender, in the case of any *Sugarloaf condemnation or taking, the Jordan Bowl Required Lenders, in the case of any Jordan Bowl Project condemnation or taking, the Attitash Required Lenders, in the case of any Attitash Project condemnation or taking, the Killington Required Lenders, in the case of any Killington Project condemnation or taking and the Mt. Snow Required Lenders, in the case of any Mt. Snow Project condemnation or taking) to commence, appear in and prosecute, in its own or in GSRP's name, any action or proceeding relating to any condemnation or taking, and to settle or compromise any claim in connection therewith. All Condemnation Compensation and the rights thereto are hereby assigned by GSRP to the Administrative Agent on behalf of the Lenders.

                           (iii) After deducting from any Condemnation Compensation all of its expenses incurred in the collection and administration thereof, including attorney's fees, the Administrative Agent shall, if no Default or Event of Default shall then exist, or may (at the instruction of the Steamboat Required Lenders, in the case of any Steamboat Project condemnation or taking, the Canyons Required Lenders, in the case of any Canyons Project condemnation or taking, the *Sugarbush Required Lenders, in the case of any *Sugarbush Project condemnation or taking, the *Sugarloaf Required Lender, in the case of any *Sugarloaf condemnation or taking, the Jordan Bowl Required Lenders, in the case of any Jordan Bowl Project condemnation or taking, the Attitash Required Lenders, in the case of any Attitash Project condemnation or taking, the Killington Required Lenders, in the case of any Killington Project condemnation or taking and the Mt. Snow Required Lenders, in the case of any Mt. Snow Project condemnation or taking), if a Default or Event of Default shall then exist, make the net Condemnation Compensation available to GSRP to repair and/or restore the affected Project, provided that

                                    (1) GSRP requests that such proceeds be made
                           available for repairing or restoring such Project in a written notice delivered to the Administrative Agent within 30 days after the occurrence of the condemnation or taking,

                                    (2)  the   Administrative   Agent   and  the
                           aforesaid Required Lenders approve GSRP's plans for repair and/or replacement of such Project, which approval shall not be unreasonably withheld or delayed,

                                    (3)  any  such  repairs  must  restore  such
                           Project to at least as good condition as prior to the condemnation or taking,

                                        (4) any replacement shall be of the same
                              or equal value to the Property replaced, and

                                    (5) the Administrative  Agent must determine
                           that the repairs or replacement can be substantially completed prior to the Maturity Date or, if earlier, the maturity date of the Project Advances related to such Project.

                  If GSRP fails to comply with any of the requirements set forth in the immediately preceding sentence or if a Default or Event of Default exists and the Administrative Agent shall have decided not to make such net Condemnation Compensation available to GSRP, the Administrative Agent may (at the instruction of the Steamboat Required Lenders, in the case of any Steamboat Project condemnation or taking, the Canyons Required Lenders, in the case of any Canyons Project condemnation or taking, the *Sugarbush Required Lenders, in the case of any *Sugarbush Project condemnation or taking, the *Sugarloaf Required Lender, in the case of any *Sugarloaf condemnation or taking, the *Sugarloaf Required Lenders, in the case of any Jordan Bowl Project condemnation or taking, the Jordan Bowl Required Lenders, in the case of any Attitash Project condemnation or taking, the Attitash Required Lenders, in the case of any Killington Project condemnation or taking, the Killington Required Lenders and, in the case of any Mt. Snow Project condemnation or taking, the Mt. Snow Required Lenders, ) apply such net Condemnation Compensation or any part thereof, (A) to the payment of the Steamboat Obligations, the Canyons Obligations, the *Sugarbush Obligations, the
                  *Sugarloaf Obligations, the Jordan Bowl Obligations, the Attitash Obligations, the Killington Obligations, the Mt. Snow Obligations or other Obligations, whether or not due, as provided in Section 2.5(d) hereof, or (B) for any other purposes or objects for which the Administrative Agent is entitled to advance funds under this Agreement, all without affecting the security interests or Liens of this Agreement or any of the other Security Documents. All net Condemnation Compensation to be disbursed by the Administrative Agent pursuant to this clause (iii) shall be disbursed in a manner acceptable to the Administrative Agent as the repair and/or replacement work proceeds. Neither the Administrative Agent nor the Lenders shall be held responsible for any failure to collect any condemnation regardless of the reason for such failure. GSRP agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as the Administrative Agent may require. All repair and/or replacement work shall be diligently prosecuted to completion by GSRP and shall be completed prior to the Maturity Date or, if earlier, the maturity date of the Project Advances related to such Project.

                  (c) GSRP Undertakings. In the event of any condemnation or taking in respect of any Project (including, without limitation, any of the Collateral), (i) GSRP shall immediately notify the Administrative Agent of the same, (ii) the Administrative Agent may, in addition to its rights under the Blanket Mortgages, elect to exercise the voting rights of GSRP as mortgagee or the holder of a security interest in respect of any Quartershare Mortgage pledged to it hereunder relating to such Project or as the owner of any Quartershare Interest, Residential Unit and/or Commercial Unit relating to such Project, as such voting rights are provided for under the applicable Declaration, regarding all matters of repair and restoration, and (iii) GSRP shall pay all assessments as required by the applicable Declaration and/or Articles of Incorporation or By-Laws for repair and restoration due to inadequacy of the Condemnation Compensation.

          3.7 TAXES AFFECTING COLLATERAL

         3.7      Taxes Affecting Collateral.

         GSRP shall pay or, as provided in the Declarations, cause the Associations to pay, on or before the last day when they may be paid without interest or penalty, all taxes, assessments, rates, dues, charges, fees, levies, excises, duties, fines, impositions, liabilities, obligations and encumbrances (including, without limitation, water and sewer rents and charges, charges for setting or repairing meters and charges for other utilities or services), general or special, ordinary or extraordinary, foreseen or unforeseen, of every kind whatsoever, now or hereafter imposed, levied or assessed by any public or quasi-public authority or instrumentality upon or against any of the Collateral or the use, occupancy or possession of any Project, or upon or against this Agreement, the Notes or the other Security Documents, the Obligations or the interest of the Administrative Agent or the Lenders in the Contracts, any of the contracts of purchase in respect of the Commercial Units or the Blanket Mortgages or any other item of Collateral (provided that this Section 3.7 shall not be construed to require GSRP to pay any income tax imposed upon the general income of the Administrative Agent or the Lenders), as well as all assessments and other governmental or quasi-governmental charges imposed, levied or assessed in respect of any Collateral, and any and all interest, costs and penalties on or with respect to any of the foregoing (collectively, the "Impositions"). Upon request by the Administrative Agent, GSRP shall deliver, or cause the Associations to deliver, to the Administrative Agent receipts or other satisfactory proof of payment of any Impositions.

         GSRP shall not claim, demand or be entitled to receive any reduction of, or credit toward, any Imposition on account of the Obligations. No deduction shall be claimed from the taxable value of any Collateral or any Project by reason of the Obligations, any of the Security Documents or the interest of the Lender in the Collateral.

         If existing laws or procedures governing the taxation of mortgages, security documents or debts secured by deeds of trusts, mortgages or other security documents shall be changed in any manner after the date hereof so as to materially adversely impair the security of the Blanket Mortgages or the security interest herein granted or granted in any of the other Security Documents or to reduce the net income to any of the Lenders in respect of its Obligations (excluding from any such determination of net income any reduction in such net income attributable to a change in taxes imposed on, or measured by, the net income of such Lender), then, upon request by such Lender, GSRP shall pay to such Lender or to the taxing authority (if so directed by such Lender), all taxes, charges and related costs for which the Lender may be liable as a result thereof.

         GSRP shall pay, or cause to be paid, when due, any and all recording (deed of trust, mortgage or personal property), intangible property and documentary stamp taxes, all similar taxes, and all filing, registration and recording fees, which are now or hereafter may become payable in connection with the Obligations, the Blanket Mortgages, this Agreement, any of the other Security Documents, the Quartershare Mortgages or any of the other Collateral. GSRP shall pay when due any and all excise, transfer and conveyance taxes which are now or hereafter may become payable in connection with the Obligations, the Blanket Mortgages, any Quartershare Mortgage, this Agreement or any of the other Security Documents, or in connection with any foreclosure of the Blanket Mortgages, any Quartershare Mortgage or any other foreclosure of any Collateral under this Agreement or under any of the other Security Documents, or any other transfer of any item of Collateral in extinguishment of all or any part of the Obligations or any other enforcement of the rights of the Lender with respect thereto.

          3.8 DISCHARGE OF LIENS AFFECTING COLLATERAL

         3.8      Discharge of Liens Affecting Collateral.

         If any mechanic's, laborer's, materialman's, statutory or other Lien shall be filed or otherwise imposed upon or against any item of the Collateral or any of the Projects, then GSRP shall, within 30 days after being given notice of the filing of such Lien or otherwise becoming aware of the imposition of such Lien, cause such Lien to be vacated or discharged of record by payment, deposit, bond, final order of a court of competent jurisdiction or otherwise.

         GSRP shall have the right, at its sole expense, to contest the validity of any such Lien or of the claim evidenced or secured thereby, by appropriate proceedings commenced prior to the expiration of the aforesaid 30-day period and thereafter diligently and continuously conducted in good faith to final determination, in which event GSRP shall not be required to cause any such Lien to be vacated or discharged of record in accordance with the immediately preceding paragraph if, and only so long as:

                  (a) no final judicial determination in respect of any foreclosure or other enforcement proceeding in respect of such Lien or the claim evidenced or secured thereby shall have been rendered and no nonjudicial foreclosure proceeding or sale in respect of such Lien or such claim shall have been commenced;

                  (b) no claim for liability of any kind shall have been asserted against the Administrative Agent or any Lender in connection with such Lien or the claim evidenced or secured thereby; and

                  (c) if such Lien shall secure a claim of more than $50,000, GSRP shall have established an escrow with the Administrative Agent, or shall have delivered to the Administrative Agent a satisfactory bond issued by a surety acceptable to the Administrative Agent or a satisfactory letter of credit for the benefit of the Administrative Agent issued by a bank acceptable to the Administrative Agent, in each case in an amount estimated by the Administrative Agent to be adequate to cover (i) the unpaid amount of such claim, (ii) all interest, penalties and similar charges which reasonably can be expected to accrue by reason of such contest or by reason of such nonpayment, and
         (iii) all costs, fees and expenses (including, without limitation, attorneys' fees and disbursements) which reasonably can be expected to be incurred in connection therewith by the Administrative Agent, which escrow, bond or letter of credit shall be maintained in effect throughout such contest and the amount of which shall be increased from time to time if reasonably required by the Lender to cover the foregoing amounts in subclause (i), subclause (ii) and subclause (iii).

         GSRP shall inform the Administrative Agent, in advance and in writing, of its intention to contest any Lien securing a claim, or such claim itself, under this Section 3.8 if such claim shall exceed $50,000.

         Upon termination of any such contest (whether by final determination or otherwise), or at any time during the course of any such contest that the conditions relieving GSRP of its obligation to cause such Lien to be vacated or discharged shall no longer be satisfied or shall be discovered not to have been satisfied, GSRP shall cause such Lien to be vacated or discharged of record. At the Administrative Agent's option (at the instruction of the Steamboat Required Lenders, in the case of a Steamboat Project Lien, at the instruction of the Canyons Required Lenders, in the case of a Canyons Project Lien, at the instruction of the *Sugarbush Required Lenders, in the case of a *Sugarbush Project Lien, at the instruction of the *Sugarloaf Required Lenders in the case of a *Sugarloaf Project Lien, at the instruction of the Jordan Bowl Required Lenders, in the case of a Jordan Bowl Project Lien, at the instruction of the
Attitash Required Lenders, in the case of an Attitash Project Lien, at the instruction of the Killington Required Lenders, in the case of a Killington Project Lien and at the instruction of the Mt. Snow Required Lenders, in the case of a Mt. Snow Project Lien), the escrow established or bond or letter of credit, as the case may be, delivered pursuant to this Section 3.8 may be, in the case of the escrow, liquidated, or, in the case of the bond or the letter of credit, drawn upon, at such time and the proceeds thereof may be applied to payment of all or any part of the claim evidenced or secured by such Lien and the interest, penalties, charges, costs, fees and expenses (including, without limitation, attorneys' fees and disbursements) referred to in subclause (ii) and subclause (iii) of the immediately preceding paragraph. Promptly after such Lien has been vacated or discharged of record, GSRP shall deliver to the Administrative Agent evidence reasonably satisfactory to the Administrative Agent that such Lien has been vacated or discharged of record. Thereafter, the amount then remaining in the escrow established pursuant to this Section 3.8 or such bond or letter of credit, as the case may be, shall be returned to GSRP free and clear of the Lien of this Agreement or any other Security Document so long as no Event of Default shall have occurred and be continuing or, if an Event of Default shall have occurred and be continuing, shall be retained by the Administrative Agent as part of the Collateral and deposited into the Cash Collateral Account.

         If any Lien shall not be vacated or discharged as required by this Section, then, in addition to any other right or remedy of the Lenders, the Administrative Agent may, but shall not be obligated to, discharge such Lien in such manner as the Administrative Agent may select, and the Administrative Agent shall be entitled (at the instruction of the Steamboat Required Lenders, in the case of a Steamboat Project Lien, at the instruction of the Canyons Required Lenders, in the case of a Canyons Project Lien, at the instruction of the *Sugarbush Required Lenders, in the case of a *Sugarbush Project Lien, at the instruction of the *Sugarloaf Required Lenders in the case of a *Sugarloaf Project Lien, at the instruction of the *Sugarloaf Required Lenders, in the case of a Jordan Bowl Project Lien, at the instruction of the Jordan Bowl Required Lenders, in the case of an Attitash Project Lien, at the instruction of the Attitash Required Lenders, in the case of a Killington Project Lien, at the instruction of the Killington Required Lenders and in the case of a Mt. Snow Project Lien, at the instruction of the Mt. Snow Required Lenders) to compel the prosecution of an action for the foreclosure of such Lien by the lienor and to pay the amount of any judgment in favor of such lienor with interest, costs and allowances. Upon request by the Administrative Agent, GSRP shall pay to the Administrative Agent, or to any other Person designated by the Administrative Agent, the amount of all payments made by the Administrative Agent as provided above and all costs, expenses and liabilities (including, without limitation, attorneys' fees and disbursements) incurred by the Administrative Agent in connection therewith, together with interest thereon at the Default Rate from the date paid or incurred by the Administrative Agent until the date so paid to, or as directed by, the Administrative Agent. To the extent permitted by law, the Administrative Agent shall thereupon be subrogated to the rights of such lienor and any such payments made by the Administrative Agent pursuant to this Section
3.8 shall be secured by the Collateral.

          3.9 USE OF THE PROJECTS; VOTING RIGHTS OF GSRP

         3.9      Use of the Projects; Voting Rights of GSRP.

                  (a) Use of the Projects Generally. GSRP shall not, as Declarant, Quartershare Interest owner, Residential Unit owner or
         Commercial Unit owner, without the prior written consent of the Administrative Agent,

                           (i) request or  otherwise  initiate or consent to any
                  zoning classification or reclassification of any of the Projects or the adoption, issuance, imposition or amendment of any other law, ordinance, rule, regulation, order, judgment, injunction or decree relating to the use, occupancy, operation, development, disposition or design of any of the Projects which would limit the use of the Quartershare Interests, Residential Units or Commercial Units in a manner that materially reduces their Fair Market Value,

                           (ii) request or otherwise  initiate or consent to the
                  annexation of any part of any of the Projects by or into any municipality or other governmental or quasi-governmental unit,

                           (iii) execute,  file or record any  subdivision  plat
                  affecting any of the Projects (other than as contemplated in the Plans or other than pursuant to a request of a purchaser of a Commercial Unit to subdivide the Commercial Unit being so purchased or other than in respect of an amendment to a Declaration for the purpose of submitting any Project to such Declaration) or request or otherwise initiate, consent to or acquiesce in any subdivision of any Project (other than as contemplated and provided for in the Declarations or the Plans),

                           (iv) enter into, consent to or otherwise cause, permit or suffer any Project to become subject to any
                  covenant,   agreement  or  other  arrangement  restricting  or
                  limiting the use, occupancy, operation, development or disposition thereof (other than any covenant of this Agreement or the other Security Documents, the Declarations, and the CCR's),

                           (v) materially and substantially modify, alter, remove or improve any of the Common Elements without the prior written consent of the Administrative Agent (except for the creation of additional common elements and limited common elements resulting from the construction and development of the Residential Units, Commercial Units and the Projects in accordance with the Plans),

                           (vi) maintain the Quartershare Interests, Residential
                  Units or Commercial Units owned by it for lease or as a rental project (except as expressly permitted in the Declarations),

                           (vii) add or withdraw  real  Property from any of the
                  Projects or create additional club interests, club units or commercial units beyond those existing or planned for in accordance with, and pursuant to, the Declarations and the Plans, or

                           (viii)   permit   the   Quartershare   Interests   or
                  Residential Units to be used for other than for nonpermanent residential purposes.

                  (b) Use by Public. GSRP shall not cause, permit or suffer any Project to be used by the public without restriction (except as required by applicable law or as otherwise provided with respect to the Commercial Units, the Declarations and the CCR's) or in any manner that might tend to impair GSRP's right, title and interest in and to the Projects or in any manner that might make possible any claim of adverse usage or adverse possession by the public or any claim of implied dedication of all or any part of the Projects.

                  (c) Voting Rights. GSRP hereby appoints and constitutes the Administrative Agent as its attorney-in-fact (with full power of substitution) to exercise all of its voting rights pertaining to any Quartershare Interest, Residential Unit and/or Commercial Unit owned by GSRP or in which GSRP has an interest giving rise to the right to vote (whether as Declarant, as a holder of any Quartershare Mortgage or otherwise). This power of attorney is coupled with an interest and shall be irrevocable for so long as any Obligations are owing by GSRP to the any Lender. This power of attorney may be used from time to time in the sole discretion of the Administrative Agent if there shall exist an Event of Default, or a material casualty or a material condemnation or taking (as contemplated in Section 3.6(b)(i) hereof) shall have occurred with respect to the Projects or any part thereof. GSRP agrees to execute, from time to time, such other documents as the Administrative Agent may request (including, without limitation, the form of proxy substantially in the form of Exhibit F to this Agreement; which proxy shall, at the request of the Administrative Agent, be periodically renewed) and file the same with the Secretary of the applicable Association in accordance with such Association's By-Laws.

                  If any voting rights pertaining to any Quartershare Interest, Residential Unit and/or Commercial Unit owned by GSRP or in which GSRP has an interest giving rise to the right to vote (whether as Declarant, as a holder of a Quartershare Mortgage or otherwise) shall be exercisable pursuant to a written ballot distributed by the applicable Association in accordance with the terms of the By-Laws of said Association, GSRP agrees to exercise its right to vote in respect of such written ballot in accordance with the rights of the Administrative Agent under the first paragraph of this Section 3.9(c) as if the proxy referred to therein were directly applicable to such written ballot (any provision in said By-Laws to the contrary notwithstanding) and to promptly give the Administrative Agent written notice of any such written ballot if the Administrative Agent shall then be entitled to exercise the voting rights in respect thereof.

                  If any voting rights pertaining to any Quartershare Interest, Residential Unit and/or Commercial Unit owned by GSRP or in which GSRP has an interest giving rise to the right to vote (whether as Declarant, as a holder of a Quartershare Mortgage or otherwise) shall be exercisable pursuant to the attendance by GSRP at a meeting of the members of the applicable Association in accordance with the terms of the By-Laws of such Association, GSRP agrees to exercise its right to vote in respect of such attendance in accordance with the rights of the Administrative Agent under the first paragraph of this Section 3.9(c) as if the proxy referred to therein were directly applicable to such meeting (any provision in said By-Laws to the contrary notwithstanding) and to promptly give the Administrative Agent written notice of its intention to attend any such meeting if the Administrative Agent shall then be entitled to exercise the voting rights in respect thereof.

                  Except with the prior  written  consent of the  Administrative
         Agent, GSRP shall not propose or vote for or consent to any modification of, or amendment to, any Declaration or any Association's Articles of Incorporation or By-Laws which could have (in the reasonable sole opinion of the Administrative Agent or the Steamboat Required Lenders, in the case of the Steamboat Project, the Canyons
         Required Lenders, in the case of the Canyons Project, the *Sugarbush Required Lenders, in the case of the *Sugarbush Project, the *Sugarloaf Required Lenders in the case of the *Sugarloaf Project, the Jordan Bowl Required Lenders, in the case of the Jordan Bowl Project, the Attitash Required Lenders, in the case of the Attitash Project, the Killington Required Lenders, in the case of the Killington Project and the Mt. Snow Required Lenders, in the case of the Mt. Snow Project) a material adverse effect on the Collateral in respect of such Project or the operation or prospects of such Project. In each case under any Declaration and/or any Association's Articles of Incorporation or By-Laws in which the consent or the vote of a holder of a mortgage in respect of the Quartershare Interests, Residential Units and/or Commercial Units (including any such case in which GSRP would be considered to be a holder of a mortgage by virtue of any Quartershare Mortgage) is provided for or is required, or in which GSRP's consent is required (as Declarant or as an owner of a Quartershare Interest, Residential Unit or Commercial Unit or as a vendor or mortgagee) for any proposed action, GSRP shall not vote or give such consent without obtaining the prior written consent of the Administrative Agent if such action (in the reasonable sole opinion of the Administrative Agent) could have an material adverse effect on the Collateral or the operation or prospects of any Project.

          3.10 OTHER QUARTERSHARE COVENANTS

         3.10     Other Quartershare Covenants.

                  (a) Access. With respect to the consummation of each sale of a Quartershare Interest in respect of any Project to a Purchaser under a Contract, GSRP shall cause the owner of such Quartershare Interest to have access to a publicly dedicated road within such Project and shall cause all private roadways and parking lots or areas in each Project to be Common Elements in respect of such Quartershare Interest, as the case may be, under the applicable Declaration.

                  (b) Utilities. With respect to the consummation of each sale of a Quartershare Interest in respect of any Project to a Purchaser under a Contract, GSRP shall cause electric, sewer, and water service and other necessary utilities to be available to such Project and the Residential Units for such Project in sufficient capacity to service the same and shall pay, or cause to be paid, all tap fees or other connection charges in respect thereof).

                  (c) Use of Amenities. With respect to the consummation of each sale of a Quartershare Interest in respect of any Project to a Purchaser under a Contract, GSRP shall cause the owner of such Quartershare Interest to have access to, and the use of, all of the amenities and public utilities relating to such Project and such Quartershare Interest (consistent with the contractual provisions and rules and regulations existing with respect to such amenities and public utilities).

                  (d) Timeshare Regimen. With respect to the consummation of each sale of a Quartershare Interest in respect of any Project to a Purchaser under a Contract, GSRP shall do all things necessary in order to preserve the condominium and quartershare regimens in respect of such Quartershare Interest.

                  (e) Local Legal Compliance. GSRP shall comply, and shall cause each Project and the Quartershare Interests and the Residential Units and Commercial Units relating to such Project to comply, with all applicable restrictive covenants, zoning, design and land use ordinances and building codes, all applicable health and environmental laws and regulations and all other applicable laws, rules and regulations and all approvals, consents and licenses (including, without limitation, the CCR's); and GSRP shall use its best efforts to obtain all certificates of occupancy in respect of the use and operation of each Project and the Residential Units and the Commercial Units relating thereto as promptly as possible after the completion of the construction of such Project, and GSRP shall keep such certificates in full force and effect.

                  (f) Registration Compliance. GSRP shall maintain, or cause to be maintained, all necessary consents, franchises, approvals, and exemption certificates in connection with, and GSRP will make, or cause to be made, all registrations or declarations with any government or any agency or department thereof required in connection with, the occupancy, use and operation of each Project and the marketing and sale of the Quartershare Interests and/or the Commercial Units relating thereto.

                  (g) Records. GSRP shall maintain accurate and complete files relating to the Contracts, the Quartershare Notes and the other Collateral to the reasonable satisfaction of the Administrative Agent, and such files will contain copies of each Contract, Quartershare Note, Quartershare Mortgage, all relevant credit memoranda, and all collection information and correspondence in respect thereof.

                  (h) Forms of Project Documents. Instruments in substantially the form of the Contract, the form of statement of rescission rights required by the law of the State in which the Project is located or the law of any of the Applicable States, and the form of other instruments and documents related thereto, in each case in form and substance acceptable to the Administrative Agent, shall be used by GSRP for all purchase and sale transactions of Quartershare Interests consummated during the Commitment Period. GSRP shall not materially modify, amend or otherwise alter any of the terms of such forms without the Administrative Agent's prior written consent, except as may be required by any regulatory agency or applicable law. Notwithstanding the Administrative Agent and/or Lenders' review and determination of acceptability, if any, of such forms, GSRP shall remain solely liable for all aspects of such forms and their use; any determination of acceptability, if any, by the Administrative Agent or any Lender relating to such forms shall only be for the Administrative Agent's and each Lender's benefit and no other Person shall be entitled to rely thereon in any manner.

                  Instruments in substantially the form of the Quartershare Note, the form of the Quartershare Mortgage, the form of the special warranty deed, the form of the Truth-in-Lending Statement and the form of the other instruments and documents related thereto, that, in each case, are in form and substance reasonably acceptable to the Administrative Agent and the Lenders, shall be used by GSRP for all sales of Quartershare Interests which may be closed after the Closing Date and for so long as any Obligation remains outstanding. GSRP shall not materially modify, amend or otherwise alter such forms or any of the terms of such forms without the Administrative Agent's prior written consent, except as may be required by any regulatory agency or applicable law. Notwithstanding the Administrative Agent's or any Lender's review and determination of acceptability, if any, of such forms, GSRP shall remain solely liable for all aspects of such forms and their use; any determination of acceptability, if any, by the Administrative Agent or any Lender relating to such forms shall only be for the Administrative Agent's and the Lenders' benefit and no other Person shall be entitled to rely thereon in any manner.

                  (i) Payments on Validated Contracts and Other Purchase Agreements. GSRP, except as specifically consented to in writing by the Administrative Agent, shall not grant any extensions of time for the payment of, compromise for less than the full face value of, release in whole or in any part any Person liable for the payment of, allow any credit whatsoever except for the amount of cash to be paid upon, or otherwise modify or amend, any Validated Contract or any purchase contract in respect of any Commercial Unit.

                  (j)   Property-Related   Contracts.   Except  as  required  by
         applicable law, GSRP shall not materially modify or amend, or (subject to the rights and obligations of the Associations under the Declarations or the Articles of Incorporation or By-Laws of the Associations) permit to be materially modified or amended, any material Property-Related Contract without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld, or enter into, or (subject to the rights and obligations of the Associations under the Declaration or Articles of Incorporation or By-Laws of the Associations) permit to be entered into, any new material Property-Related Contract without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld. GSRP shall perform all of its obligations in a timely fashion under each Property-Related Contract.

                  (k) Undertaking. GSRP shall perform each and every covenant, agreement, and undertaking applicable to GSRP (whether as Declarant, owner of a Quartershare Interest, Residential Unit or Commercial Unit or otherwise) under the Declarations and the Articles of Incorporation and By-Laws of the Associations.

                  (l) Notices. GSRP shall promptly deliver to the Administrative Agent copies of each written notice or request, financial statement, budget or other information received by GSRP under or with respect to the Declarations and/or the Articles of Incorporation or By-Laws of the Associations, whether in its capacity as Declarant, owner of a Quartershare Interest, Residential Unit or Commercial Unit, holder of a mortgage, deed of trust or other security interest or otherwise.

                  (m) Quartershare Interests. GSRP shall subject each of the Residential Units to the "quartershare interest" regime contemplated under each of the Declarations. It is the intention of GSRP to hold for sale not less than 2,048 Quartershare Interests in respect of 512 Residential Units in the Projects. Each Residential Unit shall have a full kitchen or kitchenettes, a dining area and a video cassette player. Each Project shall have a grand ballroom, a conference room, a restaurant, a three-level atrium lobby, retail space, a health club with an outdoor pool and other recreational amenities. GSRP shall use its best efforts to cause each of the following Projects to be accepted by Resorts Condominium International, Inc. into its timeshare exchange program and to maintain itself and such projects in good standing as participants in such timeshare exchange program: Jordan Bowl Project, Attitash Project, Killington Project, Mt. Snow Project, Steamboat Project, *Sugarloaf Project, Canyons Project and *Sugarbush Project.

          3.11 PROTECTION OF COLLATERAL; ASSESSMENTS; REIMBURSEMENT

         3.11     Protection of Collateral; Assessments; Reimbursement.

         All Insurance Premiums and all expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all Impositions on any of the Collateral or in respect of the sale or other disposal thereof shall be borne and paid by GSRP or GSRP shall cause the Associations or any manager retained by it to pay the same, as provided for in the Declarations and/or the Articles of Incorporation or By-Laws of the Associations. GSRP shall promptly pay, as the same become due and payable, its share of all Insurance Premiums, expenses, Impositions and/or assessments as required by the Declarations and/or the Articles of Incorporation or By-Laws of the Associations. If GSRP shall fail to pay, or cause to be paid, any such Insurance Premiums, expenses, Impositions and/or assessments, the Administrative Agent may, at GSRP's expense, pay the same.

         If, by reason of any suit or proceeding of any kind, nature or description against GSRP, or by GSRP or any other party against any other Person, or by reason of any other facts or circumstances, which in the Administrative Agent's or any Lender's sole discretion makes it advisable for such Person to seek counsel for the protection and preservation of the Collateral, or to defend its own interest, such expenses and counsel fees shall be allowed to such Person and borne and paid by GSRP.

          3.12 INTEREST ON LENDER PAID EXPENSES

         3.12     Interest on Lender Paid Expenses.

         All sums paid or incurred by the Administrative Agent or any Lender under this Section 3, and any and all other sums for which GSRP may become liable hereunder, and all costs and expenses (including payments to other Lien holders and attorneys' fees, legal expenses and court costs) which the Administrative Agent or any Lender may incur in enforcing or protecting its Liens on, or rights and interest in, the Collateral or any of its rights or remedies under this Agreement or any other Security Document or in respect of any of the transactions contemplated herein or therein shall (a) be considered as additional indebtedness owing by GSRP to the Administrative Agent or such Lender hereunder and, as such, shall be secured by all of the Collateral and (b) accrue interest at the Default Rate from the date paid or incurred until paid in full by GSRP.

          3.13 LENDER RESPONSIBILITY

         3.13 Lender Responsibility. Neither the Administrative Agent nor any Lender shall be (a) obligated or responsible for, the payment of any of the amounts or sums referred to in this Section 3, or (b) liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto.

          3.14 VERIFICATION OF CONTRACTS

         3.14 Verification of Contracts. Upon prior notification to GSRP, the Administrative Agent may contact any Purchaser in order to verify the Contract to which such Purchaser is a party and GSRP shall render such assistance to the Administrative Agent in connection therewith as the Administrative Agent may reasonably request.

          3.15 RELEASE OF LIEN ON QUARTERSHARE INTEREST, RESIDENTIAL UNITS AND COMMERCIAL UNITS

     3.15 Release of Lien on Quartershare Interests and Commercial Units.

                  (a) Release for Quartershare Interests and Commercial Units. the Administrative Agent agrees to execute and deliver to GSRP or its escrowee the documents referred to below pursuant to which the security interest and Lien in and to any Quartershare Interest or Commercial Unit in any Project created by this Agreement, the Blanket Mortgages or any other Security Document will be released if, but only if, all of the following conditions shall have been fully satisfied:

                           (i) such Quartershare  Interest or Commercial Unit in
                  such Project is being sold in the ordinary course of GSRP's business,

                           (ii) the full Release Price in respect of such Quartershare Interest or Commercial Unit in such Project shall have been paid to the Administrative Agent or its agent in good, collected funds;

                           (iii) a request, substantially in the form of Exhibit
                  G attached hereto, shall have been completed and executed by GSRP and submitted to the Administrative Agent not less than 2 Business Days in advance of the date on which GSRP desires to obtain such release; and

                           (iv) a partial release of mortgage  substantially  in
                  the form of Exhibit H attached hereto, and a partial release of security interest, substantially in the form of Exhibit I attached hereto, in each case, in respect of such Project, shall have been completed by GSRP and submitted to the Administrative Agent with the aforesaid request.

         GSRP shall bear the responsibility of recording any and all documents executed by the Administrative Agent under this Section. GSRP shall pay all escrow costs and recording and transfer costs in respect of such documents. GSRP shall establish an escrow in respect of any release under this Section. the Administrative Agent shall deposit the documents to be executed by it pursuant to clause (iv) above in such escrow if, but only if,

                           (1) the documentation  establishing such escrow is in
                  form and substance satisfactory to the Administrative Agent and such documentation shall have been submitted to the Administrative Agent together with the written request referred to in clause (ii) above,

                              (2) the escrowee  under such escrow  documentation
                    is satisfactory to the Administrative Agent,

                           (3) such escrow documentation provides that simultaneously with the release from such escrow of the documents referred to in clause (iv) above, the Release Price in respect of such Quartershare Interest or Commercial Unit for such Project to be so released shall have been wired via Federal Reserve Bank wire (in immediately available funds) to the Administrative Agent and a confirmation of such wire shall have been obtained,

                           (4) such  escrow  documentation  provides  that  such
                  escrow will be consummated within 5 Business Days of the Administrative Agent's depositing of such release documents therein or such release documents shall be returned to the Administrative Agent by the escrowee of such escrow, and

                           (5) at the time of the depositing of such documentation into such escrow, all of the conditions in clauses (ii) through (iv) above shall have been fully satisfied.

                  (b) Full Release of Collateral and Blanket Mortgages. Upon the full, final and indefeasible payment of all Obligations and the termination of the Commitment Period, the Administrative Agent shall release its security interests and Liens in and to the Collateral, shall execute in favor of GSRP any UCC release or termination statement in respect thereof, shall release the Blanket Mortgages, Assignment of Rents and any other recorded Security Document and shall reassign and deliver to GSRP all Contracts and the other Collateral then in the physical possession of the Administrative Agent or its agent (without recourse and without representations or warranties of any kind). GSRP shall bear all out-of-pocket expenses (including, without limitation, legal fees and disbursements of the Administrative Agent) in connection with such release, reassignment and delivery. All such release and/or termination documentation shall be reasonably satisfactory to the Administrative Agent, the Lenders and their counsel.

          3.16 NONDISTURBANCE AGREEMENTS

         3.16     Nondisturbance Agreements.

         Anything  contained  herein  to  the  contrary   notwithstanding,   the
Administrative Agent and the Lenders hereby agree to do, or cause to be done, each of the following:

                  (a) the Administrative Agent shall subordinate its Liens and security interests in and to each Construction Project to the Lien and terms of the Declaration, the Resort Map, and the Common Elements for such Construction Project and to the rights of any owner of a Quartershare Interest or Commercial Unit in such Construction Project and the Association under such Declaration if

                           (i) such  Declaration  and Resort Map are in form and
                  substance satisfactory to the Administrative Agent and satisfactory to the Steamboat Required Lenders, in the case of the Steamboat Declaration and Resort Map, the Canyons Required Lenders, in the case of the Canyons Declaration and Resort Map, the *Sugarbush Required Lenders, in the case of the *Sugarbush Declaration and Resort Map and the *Sugarloaf Required Lenders, in the case of the *Sugarloaf Declaration and Resort Map;

                              (ii) no  Default  or Event of  Default  shall then
                    exist;

                           (iii) such Declaration and Resort Map shall have been
                  recorded in the applicable recording offices;

                           (iv)  the  instrument  of   subordination   shall  be
                  substantially in the form thereof set forth in Exhibit J hereto;

                           (v)  a  title  insurance  endorsement  to  the  Title
                  Insurance Policy {Blanket} in form and substance satisfactory to the Administrative Agent and the Required Parties shall have been delivered to the Administrative Agent whereby the effective date of the Title Insurance Policy {Blanket} for such Construction Project shall be extended through the date of such instrument of subordination, which contains no exclusions and/or exceptions unsatisfactory to the Administrative Agent or the Required Parties (including the removal of any exceptions or exclusions in respect of mechanic's, materialmen's or laborer's liens or any exceptions in respect of the failure to deliver a current survey, provided that any exclusions or exceptions previously approved by the Lenders shall be deemed satisfactory to the Administrative Agent and the appropriate Required Parties (as referred to above) and any Lien which (in the sole opinion of such Required Parties) shall not have a material adverse effect upon GSRP, such Construction Project or the Collateral shall be deemed to be satisfactory) and in respect of which all premiums shall have been paid;

                           (vi) the Blanket Mortgage in respect of such Construction Project constitutes a first priority Lien in and to all unsold Quartershare Interests, Residential Units and Commercial Units in such Construction Project and all payments under the Host Company Lease Agreement in respect of such Construction Project shall continue to be assigned to the Administrative Agent under such Blanket Mortgage and under the Assignment of Rents in respect of such Construction Project and all payments in respect thereof shall continue to be made directly to the Administrative Agent;

                           (vii) the Administrative  Agent shall have received a
                  satisfactory legal opinion from counsel to GSRP as to the effectiveness of such Declaration to establish the "quartershare interest" regime in respect of such Construction Project, the continued validity and enforceability of this Agreement, such Blanket Mortgage and the other Security Documents and such other matters as the Administrative Agent or the Required Parties may reasonably request; and

                           (viii) GSRP shall have paid for all of the costs and expenses incurred by the Administrative Agent and the Lenders in connection with the preparation and recordation of such instrument of subordination (including, without limitation, attorney's fees and expenses); and

                  (b) if the Administrative Agent or any Lender shall acquire all or any Common Elements in any Construction Project or any of the rights of any Association in any Construction Project in respect of any management contract, marketing contract, maintenance contract, utility contract, security contract, other servicing contract, licensing contract, Project Document or other similar contract pursuant to the rights and remedies provided for herein, in the Blanket Mortgages or in any other Security Document, the Administrative Agent or such Lender shall take such Common Elements or such rights subject to the rights of owners of the Quartershare Interests and the owners of the Commercial Units in and to such Construction Project and subject to the rights of the Association for such Project and shall not interfere with the rights of such owners or such Association, as provided for in the Declaration and the other Project Documents.

          3.17 FILING OF DECLARATIONS; INCORPORATION OF ASSOCIATIONS

         3.17     Filing of Declarations; Incorporation of Associations.

         Notwithstanding anything to the contrary contained herein, GSRP shall cause the Declaration and the Resort Map of each Construction Project to be recorded in the applicable recording offices with respect thereto not later than October 31, 1999 ([a date to be determined] in the case of the *Sugarbush Project or the *Sugarloaf Project). Upon the recording of each such Declaration,

                  (a) GSRP shall undertake to assist the Administrative Agent in
         (i) recording an assignment of GSRP's rights (but not obligations) as developer and declarant under each such Declaration, which assignment shall be substantially in the form of Exhibit K-1, K-2, K-3, K-4, K-5, K-6 or K-7 hereof, as the case may be, and (ii) filing the proxy referenced in Section 3.9(c) above with the Secretary of the applicable Association, and

                  (b) GSRP shall deliver to the Administrative Agent duly recorded copies of each such Declaration.

         Notwithstanding anything to the contrary contained herein, GSRP shall cause each Association in respect of each Construction Project to be duly incorporated under the laws of the State in which the applicable Project is located not later than October 31, 1999 ([a date to be determined] in the case of the *Sugarloaf Project] and [a date to be determined] in the case of the *Sugarbush Project]). Upon the effecting of each such incorporation, GSRP shall have delivered to the Administrative Agent, in form satisfactory to the Administrative Agent, (1) a certificate of the Secretary of such State certifying the due corporate existence of each such Association, (2) copies of recorded Articles of Incorporation and all amendments thereto of each such Association certified to be true and correct by the Secretary of such State, and
(3) copies of the By-Laws of each such Association certified to be true and correct by a senior officer of GSRP. Said Articles of Incorporation and By-Laws shall be reasonably satisfactory to the Required Parties in both form and substance.

          3.18 NOTE PURCHASE AGREEMENT

         3.18     Note Purchase Agreement.

         GSRP shall irrevocably direct the "buyer" under the Note Purchase Agreement to pay all amounts owing to GSRP directly to the Administrative Agent to the extent of payments required to be made by GSRP pursuant to Section 2.5 hereof. Otherwise, all other amounts owing to GSRP under the Note Purchase Agreement shall be paid to GSRP. For the avoidance of doubt, GSRP acknowledges that all amounts owing to it under the Note Purchase Agreement shall be paid to the Administrative Agent if a Default or Event of Default shall exist, all such amounts to be deposited into the Cash Collateral Account.

         GSRP agrees that the Note Purchase Agreement will be in full force and effect no later than October 31, 1998.

          3.19 NOTE PURCHASE AGREEMENT

         3.19     LSA I Retainages.

         GSRP agrees that any construction contract retained payments that may be owing in respect of any of the 1997 Projects and that would have otherwise been funded under LSA I will be directly funded and paid by GSRP, when they become due and payable.

4.       REPRESENTATIONS AND WARRANTIES AND COVENANTS

         As an inducement to the Lenders to make the Loan, GSRP warrants and represents, as of the date hereof, and covenants to the Lenders as follows (any qualification to any representation made in Section 4 of LSA I in respect of any of the 1997 Projects is hereby incorporated herein by reference with respect to the parallel representation set forth below):

          4.1 SUBSIDIARIES AND CAPITAL STRUCTURE


         4.1      Subsidiaries and Capital Structure.

         GSRP owns no Voting Equities in any Person. The Parent owns 100% of the Voting Equity of GSRP. Schedule 9 to this Agreement states the name of each Affiliate of GSRP and the nature of the affiliation. Schedule 9 also describes the equity ownership of each Host Company.

          4.2 CORPORATE MATTERS

         4.2      Corporate Matters.

         GSRP

                    (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Maine;

                  (b) has all requisite company power and authority and necessary licenses and permits to own, construct and operate each Project and to carry on its business as now conducted and contemplated to be conducted in the future; and

                  (c) has duly qualified and is authorized to do business as a foreign corporation in each jurisdiction where the character of its Properties or the nature of its activities makes such qualification necessary or desirable.

          4.3 BUSINESS AND PROPERTY

         4.3      Business and Property.

         Schedule 10 to this Agreement correctly describes the general nature of the businesses and Properties (including all owned real Property, leases and leasehold interests) of GSRP. Except as set forth on Schedule 10, GSRP has not changed its name or acquired all or substantially all of the assets of any Person. The Projects are GSRP's sole operating assets. The construction and development of each Project and the proposed operation of each Project has not caused, and there have not been, any public demonstrations in respect of, injunctions obtained against, legislation or ordinances passed or introduced to regulate or restrict, or any governmental administrative action directed at preserving any species or any natural resources that may be adversely affected by, such construction, development or proposed operation.

          4.4, 7.14 FINANCIAL STATEMENTS

         4.4      Financial Statements.

         The financial statements of GSRP set forth on Schedule 11 hereto have been delivered to each Lender and, except as set forth on said Schedule 11, present fairly the financial position of GSRP as at the date set forth on said Schedule and the results of its operations for the period set forth on said Schedule. GSRP intends to engage in no other business other than the ownership and operation of each Project and the sale of Quartershare Interests and Commercial Units in respect thereof.

         The  financial  statements  of each of the Host  Companies set forth on
Schedule 11 hereto have been delivered to each Lender and, except as set forth on said Schedule 11, present fairly the financial position of such Host Company as at the date set forth on said Schedule and the results of its operations for the period set forth on said Schedule.

          4.5 FULL DISCLOSURE

         4.5      Full Disclosure.

         Neither this Agreement nor any written statement made by GSRP or any Affiliate in connection with this transaction contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. There is no fact which GSRP or any Affiliate has not disclosed to the Lenders in writing which materially affects adversely or, so far as GSRP can now foresee, will materially affect adversely the Property, business, prospects, profits or condition (financial or otherwise) of GSRP or the ability of GSRP to perform its Obligations under this Agreement, the Notes or the other Security Documents.

          4.6 PENDING LITIGATION

         4.6      Pending Litigation.

         Except as set forth in Schedule 12 to this Agreement, there are no proceedings pending, or to the knowledge of GSRP threatened, against or affecting GSRP, any Affiliate or any Project in any court or before any governmental authority or arbitration board or tribunal (a) which either involve the possibility of materially and adversely affecting the Property, business, prospects, profits or condition (financial or otherwise) of GSRP or the ability of GSRP to perform its obligations under this Agreement, the Notes or the other Security Documents or (b) in respect of which more than $50,000 is sought in damages. Neither GSRP nor any Affiliate nor any Project is in default with respect to any order of any court, governmental authority, quasi-governmental authority or arbitration board or tribunal.

          4.7 TITLE TO PROPERTIES; ENVIRONMENTAL STATUS

         4.7      Title to Properties; Environmental Status.

         GSRP has good and marketable title in fee simple (or its equivalent under applicable law) to all the real Property which it purports to own free from Liens except as set forth on Schedule 4 to this Agreement, and has good title to, and is the sole owner of, all personal Property which it purports to own (including, without limitation, the personal Property constituting the Collateral), which personal Property is free from all Liens except as set forth on Schedule 4 to this Agreement. Except as set forth on Schedule 13 hereto and except for the Host Company Lease Agreements and the Beneficial Improvement Agreements, the Projects are not subject to any leases or similar agreements.

         The Projects are not under investigation with respect to, and are not in violation of, any Environmental Protection Law. No proceedings have been commenced against, nor notice received by, GSRP or any Affiliate concerning any alleged violation of any Environmental Protection Law. The Projects are not, and have not been, the subject of any threatened, proposed or actual cleanup or other protective or remedial action relating to any Hazardous Substances, whether pursuant to any Environmental Protection Law or otherwise. There are no Hazardous Substances in, on, or under any of the Projects, except as set forth on Schedule 14 to this Agreement.

          4.8 TRADEMARKS; LICENSES AND PERMITS

         4.8      Trademarks; Licenses and Permits.

         GSRP owns or possesses all of the trademarks, service marks, trade names, copyrights, franchises and licenses, and rights with respect thereto necessary for the conduct of its business as now conducted and as proposed to be conducted, without any known conflict with the rights of others.

          4.9 TRANSACTION IS LEGAL AND AUTHORIZED


         4.9      Transaction Is Legal and Authorized.

         The execution and delivery of this Agreement, the Notes and the other Security Documents by GSRP and the grant of the Liens to the Lender with respect to the Collateral by GSRP and compliance by GSRP with all of the provisions of this Agreement, the Notes and the other Security Documents are:

                  (a)      within the corporate powers of GSRP; and

                  (b) valid and legal acts and will not conflict with, or result in any breach in any of the provisions of, or constitute a default under, or result in the creation of any Lien (except Liens contemplated under this Agreement or any other Security Document) upon any Property of GSRP under the provisions of, any agreement, articles or organization, or other instrument to which GSRP is a party or by which its Property may be bound.

          4.10 NO DEFAULTS

         4.10     No Defaults.

         No Default or Event of Default exists, and there is no violation in any material respect of any term of any agreement, charter instrument, bylaw or other instrument to which GSRP is a party or by which it may be bound. No default or event of default under LSA I exists.

          4.11 GOVERNMENTAL CONSENT

         4.11     Governmental Consent.

         Neither the nature of GSRP nor its business or Properties, nor any relationship between GSRP and any other Person, or any circumstance in connection with the execution or delivery of this Agreement, the Notes or the other Security Documents, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of GSRP, as a condition of the execution, delivery or performance of this Agreement, the Notes or any other Security Document.

          3.7 TAXES

         4.12     Taxes.

         GSRP is not in default with respect to the payment of any taxes levied or assessed against it or any of its assets and has not failed to file any tax return required to be filed by it.

          4.13 USE OF PROCEEDS

         4.13     Use of Proceeds.

         The proceeds of Construction Project Advances will be used

                    (a) first, to pay any Loan Costs then due at the time of the making of any Project Advance and

                  (b) second, to pay for or otherwise provide for the payment of Construction Costs, FF&E Costs and Sales, Marketing & Other Costs.

         The proceeds of the Interest Advances will be used to pay interest accrued on the Loan and due and payable upon the date of the making of such Interest Advances; cash will not be disbursed by the Lenders in connection with any Interest Advance.

         The proceeds of each Inventory Advance in respect of the 1997 Projects will be used to repay in full the loans made under LSA I in respect thereof and to pay certain Loan Costs and commitment fees. The proceeds of each other Inventory Advance will be used to repay in full the Construction Project Advances in respect of the Construction Project related to such Inventory Advance; cash will not be disbursed to GSRP by the Lenders in connection with any Inventory Advance.

         None of the transactions contemplated in this Agreement will violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. GSRP does not intend to carry or purchase any "margin security" within the meaning of said Regulation U. None of the proceeds will be used to purchase or carry (or refinance any borrowing, the proceeds of which were used to purchase or carry) any "margin security" within the meaning of said Regulation.

          4.13 COMPLIANCE WITH LAW

         4.14     Compliance with Law.

         GSRP

                    (a)  is  not  in   violation   of  any   laws,   ordinances,
          governmental rules or regulations to which it is subject; and

                  (b) except as set forth in Schedule 15 hereto, has not failed to obtain any licenses, permits, franchises or other governmental authorizations, or make or cause to be made any registrations or declarations with any government or agency or department thereof or quasi-governmental entity or under the CCR's, necessary to the ownership of its Property or to the conduct of its business;

which violation or failure to obtain or register would materially adversely affect the business, prospects, profits, Property or condition (financial or otherwise) of GSRP.

          4.15 RESTRICTIONS OF GSRP

         4.15     Restrictions of GSRP.

         Except with respect to LSA I, GSRP is not a party to any contract or agreement which restricts its right or ability to incur indebtedness, or prohibits the execution of, or compliance with, this Agreement or any of the other Security Documents by GSRP. GSRP has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its Property constituting the Collateral, whether now owned or hereafter acquired, to be subject to a Lien other than the Liens provided for herein, in the other Security Documents and in the Declaration.

         Without limiting the scope of the immediately preceding paragraph, GSRP qualifies as a "Real Estate Subsidiary" under, and as defined in, the ASC Indenture. The Board of Directors of ASC East, Inc. has designated GSRP as such "Real Estate Subsidiary." The Loan constitutes "Non-Recourse Real Estate Debt" and "Senior Debt" under, and as defined in, the ASC Indenture.

         GSRP is an "Unrestricted Subsidiary" under, and as defined in, that certain Amended and Restated Credit Agreement, dated as of November 12, 1997, among ASC East, Inc., the other affiliates of ASC East, Inc. signatories thereto, BankBoston, N.A., as agent, and the lenders signatory thereto, as amended from time to time, and all designations with respect thereto thereunder have been made and are valid and in effect. Neither GSRP nor any undertaking required of it hereunder or under any other Security Document violates or contravenes or, in connection with any future performance thereof, will violate or contravene said Amended and Restated Credit Agreement.

         GSRP is not bound by or otherwise affected by the terms and provisions of that certain Credit Agreement, dated as of November 12, 1997, by and among ASC Utah, ASC West, Inc. and the other affiliates thereof, BankBoston, N.A., as agent, DLJ Capital Funding, Inc., as documentation agent, and the lenders signatory thereto, as amended from time to time.

          4.16 BROKERS' FEES

         4.16     Brokers' Fees.

         There  are  no  brokers  or  finders  which  are  entitled  to  receive
compensation   for  their  services   rendered  to  GSRP  with  respect  to  the
transactions described in this Agreement and with which GSRP has had dealings.

          4.17 DEFERRED COMPENSATION PLANS

         4.17     Deferred Compensation Plans.

         Except as set forth on Schedule 17 hereto, GSRP does not have a pension, profit sharing or other compensatory or similar plan providing for a program of deferred compensation for any employee or officer which is subject to any requirement of the Employee Retirement Income Security Act of 1974, as amended.

          4.18 LABOR RELATIONS

         4.18     Labor Relations.

         GSRP is not a party to any collective bargaining agreement, there are no material grievances, disputes or controversies with any union or any other organization of GSRP's employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

          4.19 VALIDITY OF CONTRACTS

         4.19     Validity of Contracts.

         Each of the Contracts is a bona fide, genuine and true contract for the purchase of a Quartershare Interest from GSRP by the Purchaser in respect thereof and is valid and binding against such Purchaser (subject to the terms and conditions thereof and any right of rescission granted under applicable law or referred to in that certain letter from GSRP to the Administrative Agent dated the Closing Date).

          4.20 VALIDITY OF LIENS GRANTED TO LENDER

         4.20     Validity of Liens Granted to Lender.

         Except with respect to the Permitted  Exceptions and as provided for in
Section 3.16 and Section 3.17 hereof, all Liens granted to the Lender in respect of the Collateral are, and shall continue to be, prior in right and superior to all other Liens granted to, or held by, any other Person.

          4.21 QUARTERSHARE REGIMEN REPORTS

         4.21     Quartershare Regimen Reports.

         Subject to Section 3.17 hereof, GSRP has furnished to the Administrative Agent true and correct copies of all Project Documents and all filings and/or recordations in order to establish the condominium and the quartershare ownership regimens in respect of each Project have been done and all applicable laws and statutes in connection therewith have been complied with.

          4.22 SALE OF QUARTERSHARE INTERESTS

         4.22     Sale of Quartershare Interests.

         The sale and offering of sale of Quartershare Interests (i) do not and will not constitute the sale, or the offering of sale, of Securities subject to the registration requirements of the Securities Act of 1933, as amended, or the blue-sky securities laws of any of the Applicable States, (ii) are done and will only be done in the State in which the Project is situated (and no solicitation and no advertising in respect of the sale of Quartershare Interests that would, in either case, be in violation of applicable law is done or will be done in any States other than the Applicable States), (iii) except as set forth in that certain letter from GSRP to the Administrative Agent dated the Closing Date, do not violate and will not violate any applicable federal, state or local consumer credit or sale rescission statute, including, without limitation, any such statute of any State in which a Purchaser may reside, and (iv) do not violate and will not violate any other applicable federal, state or local law, statute or regulation (including, without limitation, any timeshare or subdivision law applicable to the Projects or to the sale of Quartershare Interests and in effect in any Applicable State or in any other State in which a Purchaser may reside or in which the sale of any such Quartershare Interest to such Purchaser was closed).

         Without limiting the generality of the immediately preceding paragraph, GSRP has, to the extent required by its activities and businesses, fully complied with and will continue to fully comply with (1) (A) the Federal Trade Commission Act, as amended, (B) except as set forth in that certain letter from GSRP to the Administrative Agent dated the Closing Date, the Interstate Land Sales Full Disclosure Act, as amended, (C) all other applicable federal statutes and laws pertaining to the Projects and (D) the rules and regulations promulgated under such Acts, statutes and laws and (2) all of the applicable provisions of any law of any State (and the rules and regulations promulgated thereunder) or municipality or other governmental or quasi-governmental authority relating to the operation of the Projects. The sale and offering of sale of Quartershare Interests is not affected and will not be affected by any home solicitations.

          4.23 SOLVENCY

         4.23     Solvency.

         GSRP is not entering into this Agreement and the transactions contemplated hereby, and does not intend to incur any obligations hereunder or otherwise make any transfers in connection herewith, with the actual intent to hinder, delay or defraud either present or future creditors. After giving effect to the consummation of the transactions contemplated by this Agreement and the making of the Advances hereunder, (a) the assets of GSRP at a fair valuation thereof on a going concern basis will not be less than its debts, (b) GSRP is not currently engaged in or about to engage in a business or transaction for which its remaining assets are unreasonably small in relation to such business or transaction, and (c) GSRP will be able to pay its respective debts as they become due. "Debt" for purposes of this Section 4.23 means any liability on a claim, and "claim" means (i) any right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (ii) any right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

5.       CONDITIONS PRECEDENT TO CLOSING OF THIS AGREEMENT

         The effectiveness of this Agreement shall be subject to the following conditions precedent (all deliveries required in this Section 5 shall be made to the Administrative Agent not less than 15 Business Days prior to the Closing
Date):

          5.1 OPINIONS OF COUNSEL

         5.1      Opinions of Counsel.

         The Administrative Agent shall have received from (i) Christopher Howard, general counsel for GSRP and the Parent, a closing opinion substantially in the form of Exhibit L-1 attached to this Agreement dated the Closing Date.

          5.2 WARRANTIES AND REPRESENTATIONS TRUE AS OF CLOSING DATE

         5.2      Warranties and Representations True as of Closing Date.

                  (a) The warranties and representations contained in this Agreement shall be true in all material respects on the Closing Date.

                  (b) GSRP shall not have taken any action, or permitted any condition to exist which would have been prohibited by any provision of this Agreement if such provision had been binding and effective at all times during the period from September 14, 1998 to and including the Closing Date.

          5.3 COMPLIANCE WITH THIS AGREEMENT

         5.3      Compliance with this Agreement.

         GSRP shall have performed and complied with all covenants, agreements and conditions contained herein (including all of the conditions set forth in this Section 5) which are required to be performed or complied with by it before or on the Closing Date.

          5.3 OFFICERS' CERTIFICATE; SECRETARY'S CERTIFICATES; GOOD-STANDING CERTIFICATES 1

          5.4 Officer's Certificates; Secretary's Certificates; Good-Standing Certificates.

                  (a) The Administrative Agent shall have received a certificate, substantially in the form of Exhibit M to this Agreement, dated as of the Closing Date and signed by the chief financial officer or other senior officer of GSRP, certifying that the conditions specified in Sections 5.2 and 5.3 of this Agreement have been fulfilled.

                  (b) The Administrative Agent shall have received a certificate of the secretary or assistant secretary of GSRP, substantially in the form of Exhibit N to this Agreement, dated as of the Closing Date, certifying (i) the adoption by the board of directors of GSRP of a resolution authorizing GSRP to enter into this Agreement and the transactions and instruments contemplated hereby (including, without limitation, the execution and delivery of the Security Documents to which GSRP is a party and the granting of the Liens in and to the Collateral), and (ii) as to the incumbency of, and verifying the specimen signatures of, the signatories of GSRP.

                  (c) GSRP shall have delivered to the Administrative Agent, in form satisfactory to the Administrative Agent, a recent good standing certificate from the Secretary of State of Maine certifying GSRP's good standing together with a certified copy of its articles of organization duly recorded with the Secretary of State of Maine (and all amendments thereto) and a copy of its By-Laws, certified by a senior officer of GSRP to be true and correct.

                  (d) The Administrative Agent shall have received (i) a certificate of the Secretary or any Assistant Secretary of the Parent substantially in the form of Exhibit O to this Agreement, dated as of the Closing Date, certifying (i) the adoption by the Board of Directors of Parent of a resolution authorizing the Parent to enter into the subordination agreement contemplated hereby and (ii) the incumbency and authority of, and verifying the specimen signatures of, the officers of the Parent authorized to execute and deliver such subordination agreement.

                  (e) The Parent shall have delivered to the Administrative Agent, in form satisfactory to the Administrative Agent, a recent good standing certificate from the Secretary of State of Maine certifying the Parent's due corporate existence and including a certified copy of its articles of organization duly recorded with the Secretary of State of Maine (and all amendments thereto) and a copy of its By-Laws, certified by a senior officer of the Parent to be true and correct. The Parent shall have delivered to the Administrative Agent, in form satisfactory to the Administrative Agent, a recent certificate from the Secretary of States of Vermont, Colorado and Utah certifying the Parent's status as a foreign corporation duly qualified to transact business in the States of Vermont, Colorado and Utah.

          5.5 UNIFORM COMMERCIAL CODE FINANCING STATEMENTS

         5.5      Uniform Commercial Code Financing Statements.

         All filings of Uniform Commercial Code financing statements and all other filings and actions necessary to perfect the Administrative Agent's security interests in and to the Collateral shall have been filed and confirmation thereof received.

          5.6 SUBORDINATION OF INDEBTEDNESS

         5.6      Subordination of Indebtedness.

         GSRP and the Parent shall have entered into one or more Subordination Agreements, substantially in the form of Exhibit P attached to this Agreement (as amended, individually, a "Subordination Agreement" and, collectively, the "Subordination Agreements").

          5.7 EXPENSES

         5.7      Expenses.

         GSRP shall have paid all fees and expenses required to be paid under this Agreement, including, without limitation, the fees and expenses set forth in Section 11.2 of this Agreement and a $600,000 commitment fee, as required under Section 2.7 hereof.

          5.8 NOTES; TFC ARCHITECT

 .        5.8      Notes; TFC Architect

                  (a) Notes. GSRP shall have executed and delivered the Notes to the respective Lenders therefor.

                  (b) TFC Architect. The TFC Architect shall have accepted its appointment.

          5.9, 7.16 INSPECTION

         5.9      Inspection.

         GSRP shall have permitted the Administrative Agent, the Lenders, the TFC Architect, and/or any of their representatives to make an inspection/audit of its books, accounts and records and such other papers as they may desire and of its premises and of the Projects, as the Lenders may in its sole discretion determine. Such inspection/audit shall have been satisfactory to the Lenders (in its sole determination).

          5.10 LOAN DISBURSEMENT AGREEMENTS

         5.10     Loan Disbursement Agreements.

         GSRP  and  the   Disbursement   Agent  shall  have  executed  the  Loan
Disbursement   Agreement   and   delivered  an  executed  copy  thereof  to  the
Administrative Agent.

          5.11 PROCEEDINGS SATISFACTORY

         5.11     Proceedings Satisfactory.

         All actions taken in connection with the execution of this Agreement, the Notes, any other Security Document and all documents and papers relating thereto shall be satisfactory to the Lenders and their counsel. The Lenders and their counsel shall have received copies of such documents and papers as the Lenders or such counsel may reasonably request in connection therewith, all in form and substance satisfactory to the Lenders and their counsel.

          6. CONSTRUCTION PROJECT ADVANCES CLOSING CONDITIONS

6.       CONSTRUCTION PROJECT ADVANCES CLOSING CONDITIONS

         The obligation of the Lenders to make Construction Project Advances in respect of any Construction Project on a Business Day of any month (herein referred to as a "Construction Project Advance Date") shall be subject to the satisfaction of all of the following conditions precedent as applicable to such
Project:

          6.1 FIRST PROJECT ADVANCE

 .        6.1      First Project Advance

         The following conditions shall be satisfied if the Construction Project
Advance  is  the  first   Construction   Project  Advance  in  respect  of  such
Construction Project:

                  (a) Opinions of Counsel. The Administrative Agent shall have received from Christopher Howard, general counsel for GSRP and for the Host Company in respect of such Construction Project substantially in the form of Exhibit L-2 attached to this Agreement dated the
         Construction Project Advance Date. With respect to the first Construction Project Advance in respect of the *Sugarloaf Project, the Administrative Agent shall have received a closing opinion substantially in the form of Exhibit L-3 attached to this Agreement dated such Construction Project Advance Date, from Pierce Atwood, local counsel for GSRP and the Host Company, in respect of the *Sugarloaf Project. With respect to the first Construction Project Advance in respect of the *Sugarbush Project, the Administrative Agent shall have received a closing opinion substantially in the form of Exhibit L-4 attached to this Agreement dated such Construction Project Advance Date, from Reiber, Kenlan, Schweibert & Facey, local counsel for GSRP and the Host Company in respect of the *Sugarbush Project. With respect to the first Construction Project Advance in respect of the Steamboat Project, the Administrative Agent shall have received a closing opinion substantially in the form of Exhibit L-5 attached to this Agreement dated the Closing Date, from Weiss, Van Scoyk & Coe, local counsel for GSRP and the Host Company in respect of the Steamboat Project. With respect to the first Construction Project Advance in respect of the Canyons Project, the Administrative Agent shall have received a closing opinion substantially in the form of Exhibit L-6 attached to this Agreement dated the Closing Date, from Parsons Behle & Latimer, local counsel for GSRP and the Host Company in respect of the Canyons Project.

                  (b) Assignment of Property-Related Contracts. GSRP shall have delivered to the Administrative Agent certified copies of all material Property-Related Contracts in respect of the Construction Project and executed and delivered in favor of the Administrative Agent an Assignment of Property-Related Contracts in respect thereof. All such Property-Related Contracts shall be satisfactory to the Administrative Agent in form and substance. If requested by the Administrative Agent, each Person (other than GSRP) which is a party to any such Property-Related Contract set forth on Schedule 8 hereto shall have been notified of the assignment thereof.

                  (c) Assignment of Declarant's Rights. The rights (but not the obligations) of GSRP as declarant under the Declaration in respect of such Construction Project shall have been assigned to the Administrative Agent pursuant to an Assignment of Declarant's Rights in respect thereof.

                  (b) Blanket Mortgages. GSRP shall have executed and delivered the Blanket Mortgage encumbering such Construction Project and all other Projects to the Administrative Agent. Such Blanket Mortgages shall have been recorded, as of the Closing Date, in the applicable recording office in Maine, Vermont, Colorado and Utah and all taxes, recording fees and other fees and charges required by applicable law to be paid in connection therewith shall have been duly paid in full. Such Blanket Mortgages shall have created a valid Lien in and to the Projects in respect of the Obligations, subject to no other Liens except for the Permitted Exceptions. It is the intention of the Lenders and GSRP that all Blanket Mortgages shall be executed and recorded in connection with the very first Construction Project Advance.

                  (c) Assignment of Rents. GSRP shall have executed and delivered to the Administrative Agent an Assignment of Rents for such Construction Project and for each of the other Projects, which shall assign to the Administrative Agent, among other things, all of GSRP's right, title and interest in and to the Host Company Lease Agreement relating to such Construction Project and the other Construction Projects and in and to the Beneficial Improvement Agreements in respect of the 1997 Projects. Such Assignments of Rents shall have been recorded in the applicable recording office of Maine, Vermont, Colorado and Utah and all taxes, recording fees and other fees and charges required by applicable law to be paid in connection therewith shall have been duly paid in full. Such Assignments of Rents shall have created a valid Lien in and to the Property referred to therein in respect of the Obligations subject to no other Liens except for the Permitted Exceptions. The appropriate Host Company shall have acknowledged in writing its obligation to make all payments under such Host Company Lease Agreements and Beneficial Improvement Agreements directly to the Administrative Agent. It is the intention of the Lenders and GSRP that all Assignments of Rent shall be executed and recorded in connection with the very first Construction Project Advance.

                  (d)  Title  Insurance  Policy   {Blanket}.   GSRP  shall  have
         delivered to the Administrative Agent a mortgagee's title insurance policy (issued to the Administrative Agent and in full force and effect) in respect of the Blanket Mortgages encumbering each of the Projects (said mortgagee's title insurance policies in respect of the Blanket Mortgages are referred to herein, individually, as a "Title Insurance Policy {Blanket}" and, collectively, as the "Title Insurance Policies {Blanket}") together with such endorsements thereto as the Administrative Agent may require, dated the Closing Date. Such Title Insurance Policies {Blanket} (a) shall have been issued by a title insurance company which is satisfactory to the Administrative Agent,
         (b) shall be in form and substance satisfactory to the Administrative Agent and its special counsel, (c) shall be in a maximum amount not less than $145,000,000 subject to such tie-in or coordination endorsements as shall be acceptable to the Administrative Agent and shall be reflective of the values set forth in the first proviso set forth below, provided that the allocation of such coverage to the Steamboat Blanket Mortgage shall not be less than $66,110,890, the allocation of such coverage to the Canyons Blanket Mortgage shall not be less than $71,539,110, the allocation of such coverage to the *Sugarbush Blanket Mortgage shall not be less than $[to be determined], the allocation of such coverage to the *Sugarloaf Blanket Mortgage shall not be less than $[to be determined], the allocation of such coverage to the Jordan Bowl Blanket Mortgage shall not be less than $10,105,634.92, the allocation of such coverage to the Attitash Bowl Blanket Mortgage shall not be less than $2,017,134.15, the allocation of such coverage to the Killington Blanket Mortgage shall not be less than $8,681,720.08 and the allocation of such coverage to the Mt. Snow Blanket Mortgage shall not be less than $12,651,953.54, (d) shall insure that such Blanket Mortgages create a valid first Lien in and to the *Sugarloaf Project, the Canyons Project, the Steamboat Project, the *Sugarbush Project, the Jordan Bowl Project, the Attitash Project, the Killington Project and the Mt Snow Project, respectively, free and clear of all defects, encumbrances and other Liens unacceptable to the Administrative Agent and (e) shall contain such further endorsements and affirmative coverage as the Administrative Agent may request, including, without limitation, automatic increases in the amount of the insurance upon the making of future Advances by the Lenders so that, at all times, the amount of the insurance provided by the Title Insurance Policy {Blanket} shall equal or exceed the aggregate outstanding amount of all Advances, provided that no mechanic's, materialmen's or laborer's liens endorsement or current survey or easement endorsement shall be required in respect of the so-called mechanic's lien, easement and survey exceptions in such Title Insurance Policies {Blanket}. All premiums in respect of such Title Insurance Policies {Blanket} shall have been paid in full and evidence thereof shall have been delivered to the Administrative Agent. It is the intention of the Lenders and GSRP that all Title Insurance Policies {Blanket} shall be obtained in connection with the very first Construction Project Advance.

                  (e) Insurance. GSRP shall have delivered to the Administrative Agent certificates of insurance evidencing the insurance policies and endorsements relating to such Construction Project and the other Projects that are required to be delivered pursuant to Section 3.5 hereof, together with copies of such insurance policies certified by GSRP to be true and correct. All premiums in respect of such insurance policies shall have been paid in full and evidence thereof shall have been delivered to the Administrative Agent. It is the intention of the Lenders and GSRP that all certificates of insurance and insurance policies shall be obtained in connection with the very first Construction Project Advance.

                  (f) Environmental Site Assessment Report. GSRP (at its own expense) shall have delivered to the Administrative Agent not less than 15 Business Days prior to the aforesaid Construction Project Advance Date a "Phase I" environmental survey of such Construction Project and the other Construction Projects, provided that if such "Phase I" environmental survey is not available or is unsatisfactory to the Administrative Agent (in its sole determination), GSRP (at its own cost) shall have delivered to the Administrative Agent an engineering report or reports which shall be in form and substance satisfactory to the Administrative Agent and shall confirm the following items:

                    (i) the absence of Hazardous Substances on or under such Construction Project or the other Construction Projects, as the case may be; and

                           (ii) that the engineering firm has obtained, reviewed
                  and   included   within  its   report  a  printout   from  the
                  Comprehensive Environmental Response Compensation and Liability Information System of the Environmental Protection Agency and all other applicable state and local authorities and such other information as the Administrative Agent may reasonably require, all of which information shall confirm that there is no reason to believe that any Hazardous Substances exist on or under such Construction Project and the other Construction Projects and that there is no known or suspected Hazardous Substance waste site located at such Construction Project and the other Construction Projects or in such proximity thereto as to create a material risk of contamination of such Construction Project and the other Construction Projects.

                           GSRP (at its own expense)  shall have also  delivered
                  to the Administrative Agent an engineering report in respect of the soil conditions at such Construction Project and the other Construction Projects and the ability of such soil to support the improvements contemplated in the Plans for such Construction Project and the other Construction Projects. Each such engineering report shall be accompanied by a satisfactory opinion to the Lenders from the TFC Architect regarding such engineering report and the ability of the soil at such Construction Project and the other Construction Projects to support the improvements contemplated in the Plans for such Construction Project and the other Construction Projects.

                           Each  environmental  survey  and  engineering  report
                  delivered pursuant to this clause (f) shall provide that the Lenders may rely thereon in connection with its making Advances hereunder.

                           It is the  intention of the Lenders and GSRP that all
                  reports and documents referred to in this clause (f) shall be obtained in connection with the very first Construction Project Advance.

                  (g) Taxes. GSRP shall have delivered to the Administrative Agent copies of the most recent tax receipts for such Construction Project (or certificates in respect thereof) evidencing no delinquency in the payment thereof.

                  (h) Inspection.  GSRP shall have permitted the  Administrative
         Agent, the Lenders, the TFC Architect, and/or any of their representatives to make an inspection/audit of such Construction Project as the Lenders may in its sole discretion determine. Such inspection/audit shall have been satisfactory to the Lenders (in its sole determination).

                  (i) Survey. GSRP shall have delivered to the Administrative Agent a survey of such Construction Project and the other Construction Projects showing its perimeter; such survey shall be prepared in accordance with ALTA/ACSM 1992 Minimum Survey Requirements by a licensed surveyor acceptable to the Administrative Agent and shall be dated (or re-certified) as of a recent date and shall contain a certification noted thereon in form and substance satisfactory to the Administrative Agent; such survey shall show no easements, rights-of-way, encroachments, streets or alleys which interfere with the use, enjoyment or market value of such Construction Project and the other Construction Projects. It is the intention of the Lenders and GSRP that all such surveys shall be obtained in connection with the very first Construction Project Advance.

                  (j) Permits. GSRP shall have delivered to the Administrative Agent a copy of all of the permits allowing the construction and development of such Construction Project.

                  (k) Architect's Contract. GSRP shall have delivered to the Administrative Agent and the TFC Architect a copy of the architectural contract with the Architect for such Construction Project. GSRP shall have delivered to the Administrative Agent an Assignment of Architect's Contract in respect of its rights under each such contract (duly consented to by each such Architect). Such Architect and each such architectural contract shall be satisfactory to the Administrative Agent.

                  (l)  Construction  Contract.  GSRP shall have delivered to the
         Administrative Agent and the TFC Architect a copy of the Construction Contract with the General Contractor for such Construction Project. GSRP shall have delivered to the Administrative Agent an Assignment of Construction Contract in respect of its rights under such Construction Contract (duly consented to by each such General Contractor), and an assignment of each payment and performance bond covering such General Contractor, which bonding companies and the surety(s) issuing the same shall be satisfactory to the Administrative Agent and shall name the Administrative Agent on behalf of the Lenders as dual obligee. Such General Contractor and such Construction Contract shall be satisfactory to the Administrative Agent. GSRP shall have delivered to the Administrative Agent and the TFC Architect a copy of each subcontract in respect of such Construction Project in excess of $50,000.

                  (m) Budgets. GSRP shall have submitted to the Administrative Agent the Budget for such Construction Project and such Budget shall be reasonably satisfactory to the Administrative Agent and the TFC Architect, and shall have been certified as being true and correct by the chief financial officer of GSRP. No such Budget shall have been modified or supplemented without the prior written consent of the Administrative Agent.

                  (n) Plans. GSRP shall have delivered to the Administrative Agent and the TFC Architect a copy of the Plans for such Construction Project and each such Plan shall be reasonably satisfactory to the Administrative Agent and to the TFC Architect. No such Plan shall have been modified or supplemented without the prior written consent of the Administrative Agent.

                  (o)   Architect's   Certificate.   The  Architect  shall  have
         delivered a certificate to the Administrative  Agent to the effect that
         (i) the Plans for such  Construction  Project  are  complete,  (ii) the construction and furnishing of such Construction Project pursuant to the Plans for such Construction Project and the intended use of such Construction Project complies with all zoning and other ordinances, rules, regulations and building and use restrictions applicable thereto, (iii) all necessary architectural, design and landscaping approvals have been obtained under applicable law for such Construction Project and (iv) the construction and furnishing of such Construction Project in accordance with the Plans therefor can be completed within the construction budget criteria therefor as set forth in the respective Budget for such Construction Project. Such certificate shall be reasonably satisfactory to the Administrative Agent and to the TFC Architect and shall address such other issues or matters as the Administrative Agent may reasonably request.

                  (p) Escrow Letter. An Escrow Agent for such Construction Project shall have executed and delivered to the Administrative Agent the escrow account acknowledgement letter set forth in Exhibit A attached to this Agreement.

                  (q) Secretary's Certificate. The Administrative Agent shall have received a certificate of the Secretary or any Assistant Secretary of the Host Company for such Construction Project and each of the other Host Companies for the other Construction Projects substantially in the form of Exhibit O to this Agreement, dated as of the Closing Date, certifying (i) the adoption by the Board of Directors of each such Host Company of a resolution authorizing each such Host Company to enter into the subordination agreement contemplated hereby and its Host Company Lease Agreement and (ii) the incumbency and authority of, and verifying the specimen signatures of, the officers of such Host Company authorized to execute and deliver such subordination agreement and such Host Company Lease Agreement. It is the intention of the Lenders and GSRP that all such certificates shall be obtained in connection with the very first Construction Project Advance.

                  (r) Good Standing Certificates. The Host Company of such Construction Project and the Host Companies of each of the other Construction Projects shall have delivered to the Administrative Agent, in form satisfactory to the Administrative Agent, a recent good standing certificate from the Secretary of State of its incorporation, certifying such Host Company's due corporate existence and including a certified copy of its articles of organization duly recorded with the appropriate Secretary of State (and all amendments thereto) and a copy of its By-Laws, certified by a senior officer of such Host Company. It is the intention of the Lenders and GSRP that all such certificates shall be obtained in connection with the very first Construction Project Advance.

                  (s) Host Company Lease Agreements; Subordination Agreements. GSRP shall have delivered to the Administrative Agent a fully executed and valid Host Company Lease Agreement for such Construction Project and for each of the other Construction Projects. Each of the Host Companies in respect of the Projects and GSRP shall have executed and delivered to the Administrative Agent a Subordination Agreement. It is the intention of the Lenders and GSRP that all such deliveries shall be obtained in connection with the very first Project Advance. The form and substance of each of the Host Company Lease Agreements and each lessee thereunder shall be acceptable to the Administrative Agent in its sole discretion.

                  (t) Funding Date Equity Moneys. If the first Construction Project Advance is in respect of the Steamboat Project, GSRP shall have delivered to the Administrative Agent a certificate executed by the chief financial officer or other senior officer of GSRP showing that GSRP has received Equity Moneys and other contributions to its equity in respect of the Steamboat Project in an aggregate amount of not less than $16,664,611 of which not less than $11,564,611 shall consist of cash contributions to GSRP and not less than $5,100,000 shall consist of equity contributions in respect of land for the Project. If requested by the Administrative Agent, GSRP shall have delivered to the Administrative Agent reasonable evidence that the fair market value of the land contributed to GSRP in respect of the Steamboat Project is not less than $5,100,000. If the first Construction Project Advance is in respect of the Canyons Project, GSRP shall have delivered to the Administrative Agent a certificate executed by the chief financial officer or other senior officer of GSRP showing that GSRP has received Equity Moneys and other contributions to its equity in respect of the Canyons Project in an aggregate amount of not less than $12,366,720 of which not less than all of such amount shall consist of cash contributions to GSRP. In connection with any Construction Project
         Advance, which, together with any previous Construction Project Advance, will mean that Construction Project Advances will have been made in respect of the Canyons Project and the Steamboat Project, GSRP shall have delivered to the Administrative Agent a certificate executed by the chief financial officer or other senior officer of GSRP showing that GSRP has received Equity Moneys and other contributions to its equity in respect of the Construction Projects in an aggregate amount of not less than $29,025,000 of which not less than $23,925,000 shall consist of cash contributions to GSRP and not less than $5,100,000 shall consist of contributions of land for the Construction Projects (the aforesaid Equity Moneys and other contributions are referred to herein as "Funding Date Equity Contributions").

          6.2 SPECIAL SUBMISSIONS

 .        6.2      Special Submissions

         The obligation of the Lenders to make any Construction Project Advance in respect of any Construction Project shall be subject to the satisfaction of all of the following additional conditions precedent as applicable to such
Project:

                  (a) Amendments to Plans and Budgets. GSRP shall have submitted to the Administrative Agent any amendments and/or modifications to the Plans for such Construction Project and any of the other Construction Projects, which amendments and modifications shall be acceptable to the Administrative Agent in its reasonable discretion. GSRP shall have submitted to the Administrative Agent any amendments and/or modifications to the Budget for such Construction Project and any of the other Construction Projects, which amendments and/or modifications shall be acceptable to the Administrative Agent in its reasonable discretion.

                  (b) Declaration Requirements. GSRP shall have complied with the requirements of Section 3.17 hereof.

                  (c) Note Purchase Agreement. The Note Purchase Agreement shall be in full force and effect.

                  (d) Change Orders. No change orders in respect of the Construction Contract for such Construction Project or for any of the other Construction Projects shall have been effected without the prior written consent of the Administrative Agent if any such change order for such Construction Project has a cost of in excess of $50,000 or if such change order and all other such change orders for such Construction Project have an aggregate cost in excess of $200,000.

                  (e) Material Change Orders. No change orders in respect of the Construction Contract for such Construction Project or any of the other Construction Projects shall have been effected without the prior written consent of the Administrative Agent if any such change order involved (i) a material modification in the architectural, mechanical or structural design of the building to be constructed in respect of such Construction Project or such other Construction Projects or (ii) a material change in the quality of workmanship or materials to be used in any such building or (iii) a delay in the final completion date for the construction of such building beyond September 1, 2000.

                  (f) Modifications to Other Contracts. No modifications to the architectural contract with the Architect for such Construction Project or any other Construction Project shall have been effected without the prior written consent of the Administrative Agent.

                  (g) Construction Contract Default. No material default shall exist in respect of the Construction Contract for such Construction Project or any other Construction Project.

                  (i) Delivery of Contracts. GSRP shall have delivered to the Administrative Agent copies of all of its Contracts relating to such Construction Project and each other Construction Project and, if not delivered earlier, an instrument (substantially in the form of Exhibit V attached to this Agreement) confirming the collateral assignment to the Administrative Agent hereunder of all of GSRP's right, title and interest in and to each of such Contracts.

                    (j) Section 2.1 Conditions. All of the conditions to lending set forth in Section 2.1 shall have been satisfied.

          6.3 REQUESTS FOR CONSTRUCTION PROJECT ADVANCE

 .        6.3      Requests for Construction Project Advance

         A request for such Construction Project Advance in respect of any Project (a "Construction Project Advance Request")

                  (a)      shall be in writing,

                  (b) shall state the name of the Construction Project to which such Construction Project Advance relates,

                  (c) if all or portion of such Construction Project Advance is to be used to satisfy Construction Costs for such Construction Project, GSRP shall have certified the same in such request to the Administrative Agent and shall attach to such request a fully executed and completed Construction Cost Certificate for such Construction Project (with all attachments thereto, including, without limitation, an Architect's Construction Cost Certificate for such Construction Project),

                  (d) if all or portion of such Construction Project Advance is to be used to satisfy FF&E Costs for such Construction Project and/or
         Sales, Marketing & Other Costs for such Construction Project, GSRP shall have certified the same to the Administrative Agent in such request and shall attach to such request a fully executed and completed Nonconstruction Cost Certificate for such Construction Project (with all attachments thereto, including, without limitation in the case of a Construction Project Advance financing FF&E Costs for such Construction Project, a TFC Architect's Nonconstruction Cost Certificate for such Construction Project),

                  (e) shall state what portion of such Construction Project Advance is to defray Construction Costs, FF&E Costs and/or Sales, Marketing & Other Costs, in each case, in respect of such Construction Project, shall show the calculation of any Retainage Amounts in respect thereof of the portion of such Construction Project Advance in respect of Construction Costs for such Construction Project, shall certify that the conditions to borrowing set forth in Section 2.1 hereof are satisfied in respect of such Construction Project Advance and shall certify that no Default or Event of Default exists,

                  (f) if such Construction Project Advance is to also constitute a Final Construction Cost Advance for such Construction Project, shall so identify such Construction Project Advance as the "Final Construction Cost Advance", shall show and certify all calculations in respect of the aggregate amount of all contractually required Retainage Amounts to be financed thereby, and shall have attached thereto the Final Construction Cost Certificate for such Construction Project (including all attachments thereto, which shall include the Architect's Final Construction Cost Certificate for such Construction Project),

                  (g)  shall   have  been   delivered   to  the  office  of  the
         Administrative Agent and the TFC Architect at least 10 Business Days in advance of the Construction Project Advance Date, and

                    (h) shall otherwise be substantially in the form of Exhibit U-1 attached to this Agreement.

                    The  requirements  in clause  (a)  through  clause (g) above shall be satisfied in the sole opinion of the Administrative Agent and the TFC Architect. GSRP acknowledges that the Lenders making Construction Project Advances shall not make such Construction Project Advances in respect of costs which have not been approved by them. The Lenders making Construction Project Advances agree with GSRP that the costs set forth in the Budget for their respective Construction Projects are acceptable to them and that neither they nor the Administrative Agent shall unreasonably withhold its approval in respect of costs corresponding to those in such Budget subject to (i) such costs conforming to the amounts, conditions, assumptions and requirements of such Budget, (ii) the proper incurrence and documentation of such costs, and (iii) the submission of proper written certification in respect of such costs from GSRP, the General Contractor for such Construction Project, the Architect for such Construction Project and the TFC Architect, as provided for above. GSRP agrees to submit one Construction Project Advance Request for each Construction Project for which a Construction Project Advance is needed; GSRP agrees not to use one Construction Project Advance Request to request Construction Project Advances for more than one Construction Project.

          6.4 FINAL CONSTRUCTION ADVANCE CONDITIONS

 .        6.4      Final Construction Advance Conditions

         If such Construction Project Advance for any such Construction Project shall constitute, in whole or part, a Final Construction Cost Advance, then the following additional conditions shall apply to the making thereof:

                  (a) As-Built Survey. GSRP shall have delivered to the Administrative Agent an as-built survey showing the location of the building as well as the remainder of such Construction Project and the other improvements thereon; such survey shall be prepared in accordance with ALTA/ACSM 1992 Minimum Survey Requirements and in accordance with the applicable rules and regulations of the appropriate state licensing board by a licensed surveyor acceptable to the Administrative Agent and shall be dated a date not more than 15 days prior to such Construction Project Advance Date and shall contain a certification noted thereon in form and substance satisfactory to the Administrative Agent and the Title Company issuing the Title Insurance Policy {Blanket} in respect of such Construction Project; such survey shall show no easement, rights-of-way, party walls, encroachments, streets or alleys which interfere with the use, enjoyment or market value of the building constructed at such Construction Project, the Residential Units or Commercial Units therein and the Common Elements relating thereto. All easements in respect of egress and ingress, all amenity easements, all utility easements, parking easements and all other easements shall be drawn on, and/or otherwise shown or referred to in, such survey and/or certificate; and

                  (b) Certificate of Occupancy. GSRP shall have delivered to the Administrative Agent a copy (certified to be true and correct) of a permanent and unconditional certificate of occupancy in respect of the building to be built at such Construction Project and each of the Residential Units and Commercial Units therein. GSRP shall have delivered to the Administrative Agent a copy (certified to be true and correct) of any other governmental certificates or licenses necessary for the occupancy of such building and the Residential Units and Commercial Units therein.

          6.5 DEFAULTS; EXPENSES; MISCELLANEOUS

 .        6.5      Defaults; Expenses; Miscellaneous

                  (a) No  Default  or Event of  Default.  No Default or Event of
         Default   shall  exist   immediately   prior  to  the  making  of  such
         Construction Project Advance or, after giving effect thereto, immediately after the making of such Construction Project Advance.

                  (b) Insufficient Availability. No such Construction Project Advance shall be made if the Administrative Agent shall have determined that the remaining availability under this Agreement for Construction Project Advances in respect of such Construction Project (including any such Construction Project Advances then outstanding and anticipated to be repaid and then reborrowed) and any additional Equity Moneys contributed to GSRP (in addition to the Closing Date Equity Contributions) are insufficient to cover the remaining costs to complete the construction, furnishing and marketing of such
         Construction Project, as contemplated in the Plans for such Construction Project and the Budget for such Construction Project.

                  (c) Fees and Expenses. GSRP shall have paid all fees and expenses required to be paid under this Agreement (including, without limitation, the fees and expenses set forth in Section 11.2 of this Agreement and any incremental commitment fees due and payable) in connection with such requested Construction Project Advance.

                  (d) Title Insurance Endorsement. GSRP shall have delivered to the Administrative Agent title insurance endorsements to the Title Insurance Policy {Blanket} in respect of such Construction Project in form and substance reasonably satisfactory to the Administrative Agent whereby the effective date of such Title Insurance Policy {Blanket} shall be made such Construction Project Advance Date, all exclusions and/or exceptions not satisfactory to the Administrative Agent shall have been removed or appropriate endorsements in respect thereof shall have been obtained. Such Title Insurance Policy {Blanket} shall be in an amount not less than the sum of the aggregate principal amount of the outstanding Construction Project Advances and Interest Advances for such Construction Project on such Construction Project Advance Date, after giving effect to the making of such Construction Project Advance. All premiums in respect of such endorsement to such Title Insurance Policy {Blanket} shall have been paid in full and evidence thereof shall have been delivered to the Administrative Agent.

                  (e) Warranties and Representations True. The warranties and representations contained in this Agreement shall be true in all material respects as of Construction Project Advance Date.

                  (f) Legal Opinion Updates. If reasonably requested by the Administrative Agent, GSRP shall have delivered to the Administrative Agent updates and confirmations of the legal opinions delivered to the Administrative Agent pursuant to Section 5.1 and/or Section 6.1(a) hereof, which updates and confirmations shall be satisfactory to the Administrative Agent in form and substance.

          6.6 DISBURSEMENTS; DISBURSEMENT AGENT REPORTS

 .        6.6      Disbursements; Disbursement Agent Reports

         The proceeds of such Construction Project Advance that are to defray Construction Costs or are in respect of the Final Construction Cost Advance shall be disbursed by the Administrative Agent, acting as the Disbursement Agent, directly to the General Contractor or as the General Contractor may direct in writing. The proceeds of such Construction Project Advance that are to defray FF&E Costs and/or Sales, Marketing & Other Costs shall be disbursed by the Administrative Agent to GSRP or as GSRP may direct in writing.

          5.11, 6.7 PROCEEDINGS SATISFACTORY

 .        6.7      Proceedings Satisfactory

         All actions taken in connection with the Construction Project Advance shall be reasonably satisfactory to the Administrative Agent and its counsel. the Administrative Agent and its counsel shall receive copies of such documents and papers as the Administrative Agent or such counsel may reasonably request in connection with any such Construction Project Advance, all in form and substance satisfactory to the Administrative Agent and its counsel.

          6.8 SUBCONTRACTS

         6.8      Subcontracts.

         GSRP shall have delivered to the Administrative Agent and the TFC Architect a copy of each subcontract in respect of any Construction Project in excess of $50,000 that have not been previously so delivered.

          6.9 COSTS AND EXPENSES

         6.9      Costs and Expenses.

         All Loan Costs shall have been paid in full, provided that the aggregate amount of fees payable by GSRP to the Administrative Agent, as the Disbursement Agent, shall not exceed $40,000 (costs and expenses to be in addition thereto) and the per Construction Project Advance portion thereof will be approximately $3,077 (costs and expenses to be in addition thereto).

          6.9 REQUESTS FOR INVENTORY ADVANCE FOR CONSTRUCTION PROJECTS

6A.      REQUESTS FOR INVENTORY ADVANCE FOR CONSTRUCTION PROJECTS.

         The obligation of the Lenders to make any Inventory Advance in respect of any Construction Project (the date on which such Inventory Advance in respect of such Construction Project is made is referred to herein as the "Inventory Advance Date") shall be subject to the satisfaction of all of the following conditions precedent as applicable to such Construction Project:

                    (a) Request. A request for an Inventory Advance in respect of any Construction Project (an "Inventory Advance Request")

                           (i)      shall be in writing,

                           (ii) shall state the name of the Construction Project
                  to which such Inventory Advance relates,

                           (iii) shall have been  delivered to the office of the
                  Administrative Agent and the TFC Architect at least 10 Business Days in advance of the Inventory Advance Date, and

                           (iv) shall otherwise be  substantially in the form of
                  Exhibit U-2 attached to this Agreement.

         The requirements in clause (i) through clause (iv) above shall be satisfied in the sole opinion of the Administrative Agent. No Inventory Advance shall be made until all of the conditions for the Final Construction Cost Advance for the Construction Project in respect of which such Inventory Advance is to be made have been satisfied and such Final Construction Cost Advance has been made.

                  (b) No Default or Event of Default. No Default or Event of Default shall exist immediately prior to the making of such Inventory Advance or, after giving effect thereto, immediately after the making of such Inventory Advance.

                  (c) Fees and Expenses. GSRP shall have paid all fees and expenses required to be paid under this Agreement (including, without limitation, the fees and expenses set forth in Section 11.2 of this Agreement) in connection with such requested Inventory Advance.

                  (d) Title Insurance Endorsement. GSRP shall have delivered to the Administrative Agent title insurance endorsements to the Title Insurance Policy {Blanket} in respect of such Construction Project in form and substance reasonably satisfactory to the Administrative Agent whereby the effective date of such Title Insurance Policy {Blanket} shall be made such Inventory Advance Date and all exclusions and/or exceptions not satisfactory to the Administrative Agent shall have been removed or appropriate endorsements in respect thereof shall have been obtained. Such endorsements to such Title Insurance Policy {Blanket} shall be in an aggregate amount not less than the amount of such Inventory Advance. All premiums in respect of such endorsement to such Title Insurance Policy {Blanket} shall have been paid in full and evidence thereof shall have been delivered to the Administrative Agent.

                  (e) Warranties and Representations True. The warranties and representations contained in this Agreement shall be true in all material respects as of Inventory Advance Date.

                  (f) Legal Opinion Updates. If reasonably requested by the Administrative Agent, GSRP shall have delivered to the Administrative Agent updates and confirmations of the legal opinions delivered to the Administrative Agent pursuant to Section 5.1 and/or Section 6.1(a) hereof, which updates and confirmations shall be satisfactory to the Administrative Agent in form and substance.

                  (g) Proceedings Satisfactory. All actions taken in connection with such Inventory Advance shall be reasonably satisfactory to the Administrative Agent and its counsel. the Administrative Agent and its counsel shall receive copies of such documents and papers as the Administrative Agent or such counsel may reasonably request in connection with any such Inventory Advance, all in form and substance satisfactory to the Administrative Agent and its counsel.

          6.9(g) REQUESTS FOR INVENTORY ADVANCE FOR 1997 PROJECTS

6B.      REQUESTS FOR INVENTORY ADVANCE FOR 1997 PROJECTS.

         The obligation of the Lenders to make any Inventory Advances in respect of the 1997 Projects (the date on which such Inventory Advances is made is referred to herein as the "1997 Inventory Advance Date") shall be subject to the satisfaction of all of the following conditions precedent as applicable to such Construction Project:

                    (a) Request. The request for the Inventory Advance in respect of the 1997 Projects (the "1997 Inventory Advance Request")

                           (i)      shall be in writing, and

                           (ii) shall have been  delivered  to the office of the
                  Administrative Agent and the TFC Architect at least 2 Business Days in advance of the Inventory Advance Date.

         The requirements in clause (i) through clause (ii) above shall be satisfied in the sole opinion of the Administrative Agent.

                  (b) No Default or Event of Default. No Default or Event of Default shall exist immediately prior to the making of such Inventory Advance or, after giving effect thereto, immediately after the making of such Inventory Advance.

                  (c) Fees and Expenses. GSRP shall have paid all fees and expenses required to be paid under this Agreement (including, without limitation, the fees and expenses set forth in Section 11.2 of this Agreement) in connection with such requested Inventory Advance.

                  (d) Title Insurance Endorsement. GSRP shall have delivered to the Administrative Agent title insurance endorsements to the Title Insurance Policy {Blanket} in respect of the 1997 Projects in form and substance reasonably satisfactory to the Administrative Agent whereby the effective date of such Title Insurance Policy {Blanket} shall be made such 1997 Inventory Advance Date, all exclusions and/or exceptions not satisfactory to the Administrative Agent shall have been removed or appropriate endorsements in respect thereof shall have been obtained and the title insurance policies obtained under LSA I in respect of the 1997 Projects and the Blanket Mortgages in respect thereof shall have been continued and shall continue to insure such Blanket Mortgages. Such endorsements to the Title Insurance Policy {Blanket} shall be in an aggregate amount not less than the amount of such Inventory Advance. All premiums in respect of such endorsement to such Title Insurance Policy {Blanket} shall have been paid in full and evidence thereof shall have been delivered to the Administrative Agent.

                  (e) Warranties and Representations True. The warranties and representations contained in this Agreement shall be true in all material respects as of 1997 Inventory Advance Date.

                  (f) Legal Opinion Updates. GSRP shall have delivered to the Administrative Agent updates and confirmations of the legal opinions delivered under LSA I.

                  (g) Proceedings Satisfactory. All actions taken in connection with such Inventory Advance shall be reasonably satisfactory to the Administrative Agent and its counsel. the Administrative Agent and its counsel shall receive copies of such documents and papers as the Administrative Agent or such counsel may reasonably request in connection with any such Inventory Advance, all in form and substance satisfactory to the Administrative Agent and its counsel. The amendments to the Attitash Blanket Mortgage, substantially in the form of Exhibit B-6 hereto, shall have been executed and delivered and recorded in the appropriate land records; the amendments to the Killington Blanket Mortgage, substantially in the form of Exhibit B-7 hereto, shall have been executed and delivered and recorded in the appropriate land records; and the amendments to the Mt. Snow Blanket Mortgage, substantially in the form of Exhibit B-8 hereto, shall have been executed and delivered and recorded in the appropriate land records. The Jordan Bowl Blanket Mortgage and the Jordan Bowl Assignment of Rents shall have been executed and delivered and recorded in the appropriate land records.

7.       COVENANTS

         GSRP covenants that on and after the date hereof and so long as any Obligation of GSRP to the Lenders exists as follows:

          7.1 PAYMENT OF TAXES AND CLAIMS

         7.1      Payment of Taxes and Claims.

          Except as otherwise provided for in Section 3.7 and Section 3.8 hereof, GSRP shall pay, or cause to be paid, before they become delinquent:

                    (a) all taxes, assessments and governmental charges or levies imposed upon it or its Property, including, without limitation, the Collateral; and

                  (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon its Property, including, without limitation, the Collateral.

                    7.2   MAINTENANCE   OF   PROPERTIES;    COMPANY   EXISTENCE;
          INDEBTEDNESS; LIENS; BUSINESS

                    7.2   Maintenance   of   Properties;    Company   Existence;
          Indebtedness; Liens; Business.

         GSRP shall:

                  (a) Property -- maintain its Property in good repair, working order and condition and make all necessary renewals, repairs, replacements, additions, betterments and improvements thereto and, without limiting the generality of the foregoing, promptly complete the construction and development of each Construction Project in accordance with the Plans for such Project on or prior to September 1, 2000 (except with respect to the *Sugarloaf Project, whose construction and development shall be completed on [a date to be determined] and except with respect to the *Sugarbush Project, whose construction and development shall be completed on [a date to be determined]) and thereafter maintain, or cause to be maintained, such Project and each of the 1997 Projects in good repair, working order and condition and make, or cause to be made, all necessary repairs, replacements, additions, betterments and improvements to each such Project;

                    (b) Insurance -- maintain, or cause to be maintained, insurance as required by Section 3.5 of this Agreement;

                  (c) Financial Records -- (i) keep true books of records and accounts (including, without limitation, the Books and Records) in which full and correct entries will be made of all its business transactions and (ii) reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with generally accepted accounting principles, practices and procedures at the time in effect and consistently applied or on a cash basis consistently applied;

                  (d) Company Existence and Rights -- do or cause to be done all things necessary or required to preserve and keep in full force and effect its corporate existence, rights, powers and franchises, including, without limitation, its authorization to do business in the states in which the Projects are located;

                  (e) Compliance with Law -- except as set forth in that certain letter from GSRP to the Administrative Agent dated the Closing Date, not be in violation of (i) any laws, ordinances, governmental rules and regulations to which it is subject, and to that end, GSRP shall not fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Properties or to the conduct of its business, which violation or failure to obtain might materially and adversely affect the business, prospects, profits, Property or condition (financial or otherwise) of GSRP, including, without limitation, any zoning laws, land use, design controls, subdivision controls or Environmental Protection Laws applicable to its real Property (including, without limitation, the Projects), (ii) any statutes, rules and regulations, whether now or hereafter in force, in any jurisdiction in which GSRP may make sales of Quartershare Interests relating to the right to do business in such jurisdiction and (iii) any applicable federal, state or municipal statutes, rules and regulations relating to sales of Quartershare Interests and the manner of evidencing and financing the same to the end that all of the Contracts shall be valid, binding and legally enforceable in accordance with their respective terms subsequent to the assignment thereof to the Administrative Agent;

                  (f) Deferred Compensation Plans -- to the extent that it has one or more pension, profit sharing or other compensatory or similar plans providing for a program of deferred compensation for any employee or officer, be in compliance with all requirements of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated in connection therewith;

                  (g) Development and Construction of the Projects -- retain only duly licensed and qualified architects, engineers, contractors and subcontractors to complete the development and construction of the Construction Projects;

                  (h) Indebtedness -- not incur any liability for any indebtedness for borrowed money (other than the Loan and other than certain purchase money financing in respect of the acquisition of the land at the Canyons having an original stated principal amount not in excess of $6,600,000), whether such indebtedness is secured or unsecured, and whether such liability is direct or indirect or contingent or noncontingent, and not, as Declarant, permit any Association to incur any liability for any indebtedness for borrowed money, whether secured or unsecured, other than in the ordinary course of the operation and maintenance of the Projects, provided that GSRP may incur borrowed money indebtedness owing to the Parent or any other Affiliate of GSRP if (i) such indebtedness is incurred in the ordinary course of business of GSRP, (ii) at the time of the incurrence of such indebtedness (and after giving effect thereto), no Default or Event of Default shall exist, (iii) such indebtedness is unsecured and (iv) such indebtedness is subordinated to the Loan as provided for in Section
         7.11 hereof;

                  (i) Liens -- (i) not allow any Liens or encumbrances whatsoever to attach to the Collateral other than the Liens and security interests of the Administrative Agent created by the Security Documents, any Liens in favor of the Associations under the Declarations and the other Liens set forth on Schedule 4 hereto and
         (ii) cause the Liens and security interests of the Administrative Agent created by the Security Documents in and to the Collateral to continue to be valid, enforceable, perfected Liens and security interests subject to no other Liens except as set forth in this Agreement or in any other Security Document and in Schedule 4 hereto;

                  (j) Business -- have as its sole business activity the ownership of the Projects and the sale of Quartershare Interests and Commercial Units in respect thereof and not pursue any other business activities or own any other Property, provided that GSRP may own, construct, develop, operate and/or manage, and sell quartershare interests or condominium units in, other hotel projects if such other hotel projects are part of the "Projects" hereunder, become additional "Projects" hereunder or are otherwise financed by the Lenders;

                  (k) Material Adverse Effect -- not undertake any action that would have a material adverse effect on the operation of the Projects or the Collateral; and

                  (l) Notification of Claims -- promptly notify the Administrative Agent of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or any of the security interests granted hereunder, and, at the request of the Administrative Agent, appear in and defend, at GSRP's expense, any such claim, action or proceeding.

          7.3 PAYMENT OF NOTES AND MAINTENANCE OF OFFICE

         7.3      Payment of Notes and Maintenance of Office.

         GSRP shall punctually pay or cause to be paid the principal and interest to become due in respect of each of the Notes according to the terms thereof (all of which are incorporated herein by reference) and shall make all other payments required hereunder and under any other Security Documents. All payments hereunder or under the Notes shall be to the Administrative Agent on behalf of the Lenders and shall be made in accordance with the payment instructions set forth in Schedule 7 to this Agreement or such other payment instructions that the Administrative Agent shall deliver, in writing, to GSRP not less than 2 Business Days prior to any date on which a payment is to be made hereunder or under the Notes.

         GSRP shall maintain an office at Sunday River Road, P.O. Box 450, Bethel, Maine, where notices, presentations and demands in respect of this Agreement, the Notes or any other Security Document may be made upon GSRP. Such offices shall be maintained at said address of GSRP until such time as GSRP shall so notify the Administrative Agent, in writing, of any change of location of such offices. The Books and Records of GSRP shall be maintained at said address. GSRP shall not change its name without 30-day prior written notice to the Administrative Agent.

          7.4 SALE OF PROPERTIES

         7.4      Sale of Properties.

         Without the prior written consent of the Administrative Agent, GSRP shall not sell, lease, transfer or otherwise dispose of any of the Collateral, provided that GSRP

                  (a) may sell the unsold Quartershare Interests and the Commercial Units in the ordinary course of its business to unaffiliated consumers or, if consented to by Lender, to Affiliates or affiliated consumers,

                  (b) may sell and dispose of (and receive the proceeds thereof) in the ordinary course of its business, free from any Lien created or contemplated by this Agreement, items of Collateral consisting of inventory, and

                  (c) may  remove  and  dispose  of (and  receive  the  proceeds thereof) in the ordinary course of its business, free from any Liens created or contemplated by this Agreement, items of Collateral consisting of fixtures, fittings, machinery, appliances, equipment, apparatus, furnishings and other personal Property which shall have become worn out or obsolete and provided further that GSRP may sell Quartershare Notes pursuant to the Note Purchase Agreement on the condition that all cash proceeds thereof not withheld or reserved under such Note Purchase Agreement be delivered to the Administrative Agent and applied to the payment of the Loan to the extent required in this Agreement.

          7.5 CONSOLIDATION AND MERGER

         7.5      Consolidation and Merger.

         GSRP shall not consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it. GSRP shall not permit a Change in Management to occur.

          7.6 GUARANTIES

         7.6      Guaranties.

         GSRP shall not become or be liable in respect of any guaranty except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection.

          ? DISTRIBUTIONS

         7.7      Distributions.

         GSRP shall not after the Closing Date declare, make or pay any dividend or other distribution or redeem any of its capital stock (in cash or Property) if (a) after giving effect thereto a Default or Event of Default would exist,
(b) if after giving effect thereto, it would be rendered insolvent, made unable to pay its debts as they come due or be left without adequate capital to pursue its business or (c) if after giving effect thereto, GSRP would not have on hand free, unencumbered and unrestricted cash (except for the Liens and restrictions of the Security Documents and LSA I) in an amount of not less than $2,000,000.

          7.8 COMPLIANCE WITH ENVIRONMENTAL LAWS

         7.8      Compliance with Environmental Laws.

                    GSRP shall comply, and shall cause each Project to be in compliance, with

                  (a) all Environmental Protection Laws (including, without limitation, all federal, state and local environmental or pollution-control laws, regulations, orders and decrees governing the emission of waste water effluent, the treatment, transportation, disposal, generation and storage of solid and hazardous waste, hazardous and toxic substances and air pollution, and/or setting forth general environmental conditions),

                  (b) any other applicable requirements for conducting, on a timely basis, periodic tests and monitoring for contamination of ground water, surface water, air and/or land, and for biological toxicity of the aforesaid, and

                  (c) the regulations of each relevant federal, state or local authority administering environmental laws, ordinances or regulations,

to the extent that the failure to so comply could have a material and adverse effect on the business, prospects, profits, Property or condition (financial or otherwise) of GSRP or any one or more of the Projects.

         Without limiting the generality of the foregoing, GSRP shall not release or otherwise dispose of any Hazardous Substance or any other substance regulated, controlled or described as hazardous under any Environmental Protection Law on or beneath any real Property owned, leased or otherwise used by GSRP or allow the same to occur with any of the Projects in violation of any Environmental Protection Law; and no asbestos, urea formaldehyde foam, polychlorinated biphenyls, aluminum wire or lead-containing paint shall be installed or used on any such Property or any Project. GSRP shall not take or suffer to be taken any act or omission that would subject it or any Project to liability under any Environmental Protection Law which liability could have a material and adverse effect on the business, prospects, profits, Property or condition (financial or otherwise) of GSRP or any one or more of the Projects.

         The Administrative Agent shall have the right, but shall not be obligated, to notify any state, federal or local governmental authority of information which may come to its attention with respect to Hazardous Substances on or emanating from any Project and GSRP irrevocably releases the Administrative Agent and the Lenders from any claims of loss, damage, liability, expense or injury relating to or arising from, directly or indirectly, any such disclosure. the Administrative Agent will notify GSRP prior to or contemporaneously with any action taken by the Administrative Agent pursuant to this paragraph, provided that the failure by the Administrative Agent to provide such notification shall not affect any action so taken.

         Without limiting the scope and the effectiveness of the foregoing undertakings in this Section 7.8, GSRP agrees to indemnify and hold the Administrative Agent and the Lenders harmless from and against any losses, liabilities, damages, claims, causes of action, costs or expenses (including, without limitation, attorneys' fees and disbursements), arising from, incurred by, or asserted against, any one or more of the Administrative Agent or the Lenders in connection with any cleanup, removal or similar protective or remedial action that may be required or undertaken by any governmental authority as a result of the presence of any Hazardous Substances at any Project, the release of any other Hazardous Substance on or from any Project or the generation, treatment, storage, handling or disposal of any Hazardous Substances on or from any Project (unless such presence, release, generation, treatment, storage, handling or disposal is directly caused by the Administrative Agent and/or the Lenders or by any agent of the Administrative Agent or the Lenders acting under the Administrative Agent's or the Lenders' direct orders). The liability of GSRP to the Administrative Agent or any Lender under this paragraph shall survive any assignment, transfer, discharge or foreclosure of the Blanket Mortgages or any transfer of any Project (or any portion thereof) by deed in lieu of foreclosure or otherwise, and any one or more transfers of any Project (or any portion thereof) by deed or otherwise, by whosoever made.

         If GSRP fails to diligently take any action required under this Section
7.8 or by any governmental entity with respect to the cleanup, control or reporting of any Hazardous Substances, materials or wastes in, on, from or under any Project, the Administrative Agent, at the instruction of the Required Parties, may enter upon such Project, retain such experts and consultants at the expense of GSRP and take such action as the Administrative Agent deems advisable, and the Administrative Agent may, in its sole discretion, advance such sums of money as it deems necessary, with respect to the cleanup, control or reporting of any such substances, materials or wastes in, on or under such Project. GSRP shall pay to the Administrative Agent immediately and upon demand, all sums of money so advanced or expended by the Administrative Agent pursuant to this paragraph, together with interest on each such advance at the Default Rate, and all such sums, and the interest thereon, shall be secured by the Collateral. the Administrative Agent will notify GSRP prior to or contemporaneously with any action taken by the Administrative Agent pursuant to this paragraph, provided that the failure by the Administrative Agent to provide such notification shall not affect any action so taken.

          7.9 TRANSACTIONS WITH AFFILIATES; PRINCIPAL PROPERTIES

         7.9      Transactions with Affiliates; Principal Properties.

         GSRP shall not enter into any transaction including, without limitation, the purchase, sale or exchange of Property or the rendering of any service with any Affiliate except in the ordinary course of, and pursuant to the reasonable requirements of, GSRP's business and upon fair and reasonable terms no less favorable to GSRP than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate. GSRP shall have no investments in any Voting Equities. Anything contained in this Section 7.9 shall not prohibit or affect any of the Host Company Lease Agreements.

          7.10 USE OF THE LENDER NAME

         7.10     Use of the Lender Name.

         GSRP shall not, nor shall it permit any Affiliate to, without the prior written consent of the Administrative Agent, use the name of the Administrative Agent or any Lender or the name of any affiliate of any Lender in connection with any of its respective businesses or activities, except in connection with internal business matters and as required in dealings with governmental agencies or as may be required by law.

          7.11 SUBORDINATED OBLIGATIONS

         7.11     Subordinated Obligations.

         GSRP shall not, directly or indirectly, (a) permit any payment to be made in respect of any indebtedness, liabilities or obligations, direct or contingent, which are subordinated by the terms thereof or by separate instrument to the payment of principal of, and interest and premium on, the Notes except in accordance with the terms of such subordination, (b) permit the amendment, rescission or other modification of any such subordination provisions of any of GSRP's subordinated obligations in such a manner as to affect adversely the Administrative Agent's Lien or the prior position of the Notes, or
(c) permit the unscheduled prepayment or redemption of all or any part of any subordinated obligations of GSRP except in accordance with the terms of such subordination. GSRP shall cause each of the Parent and the Host Companies to subordinate all of its indebtedness, liabilities or obligations, direct or contingent, owing to it from GSRP to the payment of the Obligations. GSRP shall cause each of its other Affiliates to subordinate all indebtedness, liabilities or obligations, direct or contingent, owing to it from GSRP to the payment of the Obligations. The terms of such subordination shall be satisfactory to the Administrative Agent. Such subordination may permit payments by GSRP in respect of such subordinated indebtedness, liabilities or obligations if (i) no Default or Event of Default then exists or, after giving effect to such payment, would exist and (ii) GSRP would not be rendered insolvent, made unable to pay its debts as they come due or be left without adequate capital to pursue its business after giving effect to such payment.

          7.12 NOTICE OF LEGAL PROCEEDINGS

         7.12     Notice of Legal Proceedings.

         Promptly upon becoming aware of the existence thereof, GSRP shall deliver to the Administrative Agent written notification of the institution of any litigation, legal proceeding or dispute with any Person, entity or governmental authority in any way involving GSRP, any Project, the Collateral or any of GSRP's other assets as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would materially adversely affect GSRP, any Project, the Collateral or any of GSRP's other assets.

          7.13 FURTHER ASSURANCES

         7.13     Further Assurances.

         GSRP shall from time to time execute and deliver to the Administrative Agent such other instruments, certificates and documents and shall take such other action and do all other things as may from time to time be reasonably requested by the Administrative Agent or the Required Parties in order to implement or effectuate the provisions of, or more fully perfect the rights granted or intended to be granted by GSRP to the Administrative Agent or the Lenders pursuant to the terms of, this Agreement, the Notes or any other Security Document. GSRP agrees, in its capacity as Declarant (to the extent permitted by applicable law), to cause each Association to take such action and to do all other things as may from time to time be reasonably requested by the Administrative Agent or the Required Parties in order to implement or effectuate the provisions of this Agreement and the other Security Documents.

          7.14 FINANCIAL STATEMENTS

         7.14     Financial Statements.

         GSRP shall submit to the Lender the following:

                  (a) Annual Statements -- As soon as practicable after the end of each fiscal year of GSRP, and in any event no later than 90 days thereafter, duplicate copies of:

                              (i) a balance  sheet of GSRP as at the end of such
                    fiscal year, and

                              (ii) a statement of income of GSRP for such fiscal
                    year, and

                              (iii) a statement of changes in cash flows of GSRP
                    during such fiscal year,

                           (iv) a statement  of material  changes of  accounting
                  policies, presentations or principles during such fiscal year, and

                           (v)      notes to such financial statements.

                  Each of the above shall have been prepared (as an unaudited compilation) by an independent certified public accounting firm, selected by GSRP and acceptable to the Administrative Agent, in reasonable detail and shall set forth, in each case, in comparative form the figures for the previous fiscal year, and shall be certified as complete and correct by the chief financial officer of GSRP. GSRP shall also deliver to the Administrative Agent with the above financial statements a report, certified as complete and correct by the chief financial officer of GSRP, showing all sales and cancellations made in respect of Quartershare Interests and Commercial Units at each of the Projects for the fiscal year of GSRP then most recently ended and in respect of which said financial statements shall have been prepared. The above financial statements shall be accompanied by a certificate of the chief financial officer of GSRP, which certificate shall be acceptable to the Administrative Agent and shall, without qualification, state that such financial statements fairly present the financial condition of GSRP and have been prepared consistently with past practices.

                  In the event that the aforesaid annual financial statements are not in form and content satisfactory to the Required Parties, in their sole determination, GSRP shall, within 90 days of the receipt of the Administrative Agent's written request therefor, deliver to the Administrative Agent duplicate copies of the aforesaid financial statements together with an unqualified opinion thereon of an independent certified public accounting firm, selected by GSRP and satisfactory to the Administrative Agent, which opinion shall state that such financial statements present fairly the financial condition of GSRP, have been prepared in accordance with generally accepted accounting principles, procedures and practices consistently applied (except for changes in application in which such accountants concur) and that the examination of such financial statements by such accountants has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances. The aforesaid audited financial statements shall be in form and content satisfactory to the Administrative Agent.

                  If the amount shown on GSRP's aforesaid unaudited statement of income for "total operating income," as such term is defined in accordance with generally accepted accounting principles, does not vary by more than 5% from the amount shown on GSRP's aforesaid unqualified audited statement of income for "total operating income" and if the amount shown on GSRP's aforesaid unaudited statement of income for "net operating income," as such term is defined in accordance with generally accepted accounting principles, does not vary by more than 5% from the amount shown on GSRP's aforesaid unqualified audited statement of income for "net operating income," the Lenders shall bear, in accordance with their Pro Rata Shares (as defined in clause (i) of the definition of such term), the cost and expense of the certified public accounting firm utilized to deliver the aforesaid audited financial statements and accountancy opinion; otherwise, GSRP shall bear all such costs and expenses.

                  (b) Quarterly Statements -- As soon as practicable after the end of each fiscal quarter of GSRP, and in any event no later than 60 days thereafter, duplicate copies of:

                              (i) a balance  sheet of GSRP as at the end of such
                    fiscal quarter,

                           (ii) a statement  of income of GSRP for such  quarter
                  and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

                           (iii) a  statement  of  changes in cash flows of GSRP
                  during such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, and

                           (iv) a statement  of material  changes of  accounting
                  policies, presentations or principles during such quarter.

                  Each of the above shall have been prepared in reasonable detail and in accordance with generally accepted accounting principles, procedures and practices consistently applied (other than the preparation of notes to such financial statements), subject to changes resulting from year-end adjustments, and shall set forth in each case in comparative form the figures for the corresponding periods in the immediately preceding fiscal year, and shall be certified as complete and correct by the chief financial officer of GSRP.

                  (c) Notice of Default or Event of Default -- Promptly upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action GSRP is taking or proposes to take with respect thereto.

                  (d) Notice of Claimed Default -- Immediately upon becoming aware that the holder of any obligation or of any evidence of indebtedness or other Security of GSRP has given notice or taken any other action with respect to a claimed default or event of default thereunder, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action GSRP is taking or proposes to take with respect thereto.

                  (e) Material Adverse Developments -- Immediately upon becoming aware of any development or other information which may materially and adversely affect the Property, business, prospects, profits or condition (financial or otherwise) of GSRP or the ability of GSRP to perform its obligations under this Agreement, the Notes or the other Security Documents, telephonic, telefax or telegraphic notice specifying the nature of such development or information and the anticipated effect.

                  (f) Financial Information -- As promptly as possible after the receipt thereof, all financial statements, budgets and other information distributed by the Associations. GSRP, as Declarant or otherwise, shall cause each Association to prepare annual financial statements and an annual budget, and shall deliver each to the Administrative Agent within 90 days of the end of each of each Association's fiscal years.

                  (g) Sales Information -- On or before the 15th day of each month, a report showing (by Purchaser and in the aggregate) the previous month's sales of, and cancellations of sales of, Quartershare Interests and Commercial units with respect to each of the Projects.

                  (h) Requested Information -- With reasonable promptness, such other data and information as from time to time may be reasonably requested by the Administrative Agent or the Required Parties.

          7.15 OFFICERS' CERTIFICATE

         7.15     Officers' Certificate.

         The financial statements delivered to the Administrative Agent pursuant to Section 7.14(a) and Section 7.14(b) of this Agreement shall be accompanied by a certificate of the chief financial officer of GSRP setting forth:

                  (a) Covenant Compliance -- the information required in order to establish whether GSRP was in compliance with all financial covenants contained in Section 7 of this Agreement during the period covered by the financial statements or reports then being furnished; and

                  (b) Event of Default -- a statement that the signers have reviewed the relevant terms of this Agreement (and all other agreements and exhibits between the parties) and have made, or caused to be made, under their supervision, a review of the transactions and conditions of GSRP from the beginning of the period covered by the financial statements or reports being delivered therewith to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or Event of Default or, if any such condition or event existed or exists or will exist, specifying the nature and period of existence thereof and what action GSRP has taken or proposes to take with respect thereto.

          5.9, 7.16 INSPECTION

         7.16     Inspection.

         GSRP shall permit the Administrative Agent or its representatives to make such inspections/audits of its books, accounts, records, orders, original correspondence and such other papers as it may desire and of its premises, the Projects and the other Collateral, from time to time, as the Administrative Agent may in its sole discretion determine. GSRP shall supply copies of such records and papers as the Administrative Agent may reasonably request, and shall permit the Administrative Agent to discuss GSRP's affairs, finances and accounts with GSRP's managers, officers, employees and independent public accountants (and by this provision GSRP hereby authorizes said accountants to discuss with the Administrative Agent the finances and affairs of GSRP), all at reasonable times and as often as may be desired by the Administrative Agent. GSRP further agrees to supply the Administrative Agent with such other reasonable information relating to GSRP and the Collateral as the Administrative Agent may request. With respect to any inspections and/or audits referred to in this Section 7.16, GSRP shall pay for all out-of-pocket costs and expenses incurred by the Administrative Agent (including, without limitation, travel expenses, but excluding salaries of employees of the Administrative Agent) and shall promptly reimburse the Administrative Agent therefor upon receipt by GSRP of a written demand therefor from the Administrative Agent, provided that, for so long as no Default or Event of Default shall exist, GSRP shall not be obligated to reimburse the Administrative Agent for such costs and expenses in excess of $20,000 during any calendar year. Any inspections by any Lender shall be at such time or times and shall have such scope as may be agreed upon by such Lender and GSRP and shall be at the sole expense of such Lender.


8.       EVENTS OF DEFAULT

          8.1 DEFAULT

         8.1      Default.

         GSRP hereby covenants, agrees and acknowledges that an Event of Default shall exist under this Agreement if any of the following events or conditions (each, an "Event of Default") shall occur and be continuing:

                  (a) Payments -- (i) failure to make any payment of interest on any Note on or before 5 days after the due date thereof; (ii) failure to make any payment of principal of any Note on or before 5 days after the due date thereof; or (iii) failure to make any other payment required pursuant to the terms of this Agreement, the Notes or any other Security Document on or before 10 days after the due date thereof; or

                  (b) Warranties or Representations -- any warranty, representation or other statement made or furnished to the Administrative Agent or the Lenders by or on behalf of GSRP, the Parent or any Host Company in this Agreement or any other Security Document proves to have been false or misleading in any material respect when made or furnished; or

                  (c) Other Covenants -- the failure by GSRP, the Parent or any Host Company to comply with any covenant relating to such Person contained in any Security Document to which such Person is a party, and the continuance of such failure for more than 30 days after such failure shall have first become known to any manager, officer or director of GSRP, the Parent or such Host Company; or

                  (d) Material  Adverse Change -- any material adverse change in or in respect of the Collateral or any one or more of the Projects (including, without limitation, the termination of any applicable quartershare interest or condominium regimen {whether by consent of the condominium owners or quartershare interest owners or otherwise} with respect to any Project, any modification or amendment to the
         Declarations of any of the Projects which is reasonably likely to adversely affect the Collateral or the operations or prospects of any of the Projects, or the substantial destruction of any Project, if not fully insured) or in the financial condition of GSRP; or

                  (e) Insolvency -- (i) a receiver, liquidator, custodian or trustee of GSRP, the Parent or any Host Company of all or any of the Property of any of them shall be appointed by court order and such order remains in effect for more than 60 days; or an order for relief shall be entered with respect to GSRP, the Parent or any Host Company, or GSRP, the Parent or any Host Company shall be adjudicated a bankrupt or insolvent; or any of the Property of any of them shall be sequestered by court order and such order remains in effect for more than 60 days; or a petition shall be filed against GSRP, the Parent or any Host Company under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and shall not be dismissed within 60 days after such filing; or (ii) GSRP, the Parent or any Host Company shall file a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or shall consent to the filing of any petition against it under any such law; or (iii) GSRP, the Parent or any Host Company shall make an assignment for the benefit of its creditors, or shall admit in writing its inability, or shall fail, to pay its debts generally as they become due, or shall consent to the appointment of a receiver, liquidator or trustee of GSRP, the Parent or any Host Company, or of all or any part of the Property of any of them; or

                  (f) Judgment -- final judgment or judgments for the payment of money, the aggregate of which exceeds $500,000, shall be outstanding against GSRP, the Parent or any Host Company and any of such judgments shall have been outstanding for more than 30 days from the date of its entry and shall not have been discharged in full or stayed; or

                  (g) Default in Lender Agreements -- (i) any default (after giving effect to the expiration of any applicable grace periods) under, and as defined in, any other agreement, now existing or hereafter entered into, between GSRP and any one or more of the Lenders or any affiliate of any Lender, including, without limitation, any default under the Note Purchase Agreement or (ii) any default (after giving effect to the expiration of any applicable grace periods) under, and as defined in, any other agreement, now existing or hereafter entered into, between GSRP or GSRP and any one or more of the Lenders or any affiliate of any Lender, including, without limitation, any default under the Note Purchase Agreement or LSA I.

                  (h) Default by GSRP in Other Agreements -- any default by GSRP in the payment of material indebtedness for borrowed money or any guarantee issued by GSRP in respect of borrowed money; any other default under such indebtedness which accelerates or permits the acceleration (after the giving of notice or passage of time, or both) of the maturity of such indebtedness, whether or not such default has been waived by the holder of such indebtedness; or

                  (i) Suspension of Sales -- the issuance of any stay order, cease and desist order or similar judicial or nonjudicial sanction limiting or otherwise affecting the sale of Quartershare Interests and any such order or sanction shall have been outstanding for more than 30 days from the date of its entry and shall not have been discharged in full or stayed by appeal, bond or otherwise; or

                  (j) Host Companies -- any Host Company shall cease to be in business or to operate the ski facilities adjacent to its respective Project; any Host Company shall be in default (after the elapse of all applicable grace or cure periods) under its Host Company Lease Agreement or Beneficial Improvements Agreement, as the case may be; or any Host Company shall not allow Quartershare Interest owners at its respective Project to have access and use of its ski facilities (except if such owners do not comply with the rules or regulations of such facilities or fail to comply with the payment terms or other conditions of use of such facilities that are generally applicable to users of such facilities).

          8.2 DEFAULT REMEDIES

         8.2      Default Remedies.

          (a) Acceleration of Obligations; Right To Dispose of Collateral.

                           (i) If an Event of Default  under  Section  8.1(e) of
                  this Agreement shall occur, then the Obligations shall, automatically and without notice or demand by the Administrative Agent or the Lenders, become at once due and payable and all Commitments shall at once terminate, and GSRP will forthwith pay to the Lenders, in addition to any and all sums and charges otherwise due in respect of the Obligations, the entire principal of and interest accrued on the Notes together with, to the extent permitted by law, a Prepayment Premium in respect thereof (other than in respect of the Jordan Bowl Obligations, the Attitash Obligations, the Killington Obligations and the Mt. Snow Obligation in respect of which no Prepayment Premium shall be payable). If any other Event of Default shall occur, (A) all of the Steamboat Obligations shall, at the option of the Steamboat Required Lenders, and without notice or demand by the Administrative Agent or the Steamboat Lenders, become at once due and payable and all Steamboat Construction Project Advance Commitments and Steamboat Inventory Advance Commitments shall at once terminate, and GSRP will forthwith pay to the Steamboat Construction Project Advance Lenders or Steamboat Inventory Advance Lenders, as the case may be, in addition to any and all sums and charges otherwise due in respect of the Steamboat Obligations, the entire principal of and interest accrued on the Steamboat Construction Project Advance Notes or Steamboat Inventory Advance Notes, as the case may be, together with, to the extent permitted by law, a Prepayment Premium in respect of the Steamboat Obligations; (B) all of the Canyons Obligations shall, at the option of the Canyons Required Lenders, and without notice or demand by the Administrative Agent or the Canyons Lenders, become at once due and payable and all Canyons Construction Project Advance Commitments and Canyons Inventory Advance Commitments shall at once terminate, and GSRP will forthwith pay to the Canyons Construction Project Advance Lenders or Canyons Inventory Advance Lenders, as the case may be, in addition to any and all sums and charges otherwise due in respect of the Canyons Obligations, the entire principal of and interest accrued on the Canyons Construction Project Advance Notes or Canyons Inventory Advance Notes, as the case may be, together with, to the extent permitted by law, a Prepayment Premium in respect of the Canyons Obligations; (C) all of the *Sugarbush Obligations shall, at the option of the *Sugarbush Required Lenders, and without notice or demand by the Administrative Agent or the *Sugarbush Lenders, become at once due and payable and all *Sugarbush Construction Project Advance Commitments and *Sugarbush Inventory Advance Commitments shall at once terminate, and GSRP will forthwith pay to the *Sugarbush Construction Project Advance Lenders or *Sugarbush Inventory Advance Lenders, as the case may be, in addition to any and all sums and charges otherwise due in respect of the *Sugarbush Obligations, the entire principal of and interest accrued on the *Sugarbush Construction Project Advance Notes or *Sugarbush Inventory Advance Notes, as the case may be, together with, to the extent permitted by law, a Prepayment Premium in respect of the *Sugarbush Obligations; (D) all of the *Sugarloaf Obligations shall, at the option of the *Sugarloaf Required Lenders, and without notice or demand by the Administrative Agent or the *Sugarloaf Lenders, become at once due and payable and all *Sugarloaf Construction Project Advance Commitments and *Sugarloaf Inventory Advance Commitments shall at once terminate, and GSRP will forthwith pay to the *Sugarloaf Construction Project Advance Lenders or *Sugarloaf Inventory Advance Lenders, as the case may be, in addition to any and all sums and charges otherwise due in respect of the *Sugarloaf Obligations, the entire principal of and interest accrued on the *Sugarloaf Construction Project Advance Notes or *Sugarloaf Inventory Advance Notes, as the case may be, together with, to the extent permitted by law, a Prepayment Premium in respect of the *Sugarloaf Obligations;
                  (E) all of the Jordan Bowl Obligations shall, at the option of the Jordan Bowl Required Lenders, and without notice or demand by the Administrative Agent or the Jordan Bowl Lenders, become at once due and payable and the Jordan Bowl Inventory Advance Commitments shall at once terminate, and GSRP will forthwith pay to the Jordan Bowl Inventory Advance Lenders, in addition to any and all sums and charges otherwise due in respect of the Jordan Bowl Obligations, the entire principal of and interest accrued on the Jordan Bowl Inventory Advance Notes,
                  (F) all of the Attitash Obligations shall, at the option of the Attitash Required Lenders, and without notice or demand by the Administrative Agent or the Attitash Lenders, become at once due and payable and the Attitash Inventory Advance Commitments shall at once terminate, and GSRP will forthwith pay to the Attitash Inventory Advance Lenders, in addition to any and all sums and charges otherwise due in respect of the Attitash Obligations, the entire principal of and interest accrued on the Attitash Inventory Advance Notes, (G) all of the Killington Obligations shall, at the option of the Killington Required Lenders, and without notice or demand by the Administrative Agent or the Killington Lenders, become at once due and payable and the Killington Inventory Advance Commitments shall at once terminate, and GSRP will forthwith pay to the Killington Inventory Advance Lenders, in addition to any and all sums and charges otherwise due in respect of the Killington Obligations, the entire principal of and interest accrued on the Killington Inventory Advance Notes,
                  (H) all of the Mt. Snow Obligations shall, at the option of the Mt. Snow Required Lenders, and without notice or demand by the Administrative Agent or the Mt. Snow Lenders, become at once due and payable and the Mt. Snow Inventory Advance Commitments shall at once terminate, and GSRP will forthwith pay to the Mt. Snow Inventory Advance Lenders, in addition to any and all sums and charges otherwise due in respect of the Mt. Snow Obligations, the entire principal of and interest accrued on the Mt. Snow Inventory Advance Notes, and/or (I) all of the Obligations shall, at the option of the Required Parties, and without notice or demand by the Administrative Agent or the Lenders, become at once due and payable and all Commitments shall at once terminate, and GSRP will forthwith pay to the Lenders, in addition to any and all sums and charges otherwise due in respect of the Obligations, the entire principal of and interest accrued on the Notes together with, to the extent permitted by law, a Prepayment Premium in respect thereof (other than in respect of the Jordan Bowl Obligations, the Attitash Obligations, the Killington Obligations and the Mt. Snow Obligation in respect of which no Prepayment Premium shall be payable). The Administrative Agent on behalf of the Lenders shall have all the rights and remedies of a secured party under the Uniform Commercial Code, all the rights and remedies under the Blanket Mortgages and the Assignment of Rents and all other legal and equitable rights to which it may be entitled, including, without limitation and without further notice to GSRP, the right to collect and/or continue to collect all payments being made or to be made on the Contracts and to apply such payments to the Obligations, as provided for herein, and to sue in its own name (or the name of GSRP) the Purchaser under any Contract. The Administrative Agent shall also have the right to require GSRP to assemble the Collateral or any portion thereof, at GSRP's expense, and make it available to the Administrative Agent at a place to be designated by the Administrative Agent, which is reasonably convenient to both parties, and the Administrative Agent shall have the right to take immediate possession of the Collateral or such portion and may enter any of the premises of GSRP or wherever the Collateral or such portion shall be located, in accordance with applicable law, and to keep and store the same on said premises until sold (and if said premises be the Property of GSRP, GSRP agrees not to charge the Administrative Agent or any one or more of the Lenders for storage thereof for a period of at least 90 days after sale or disposition of such Collateral). The
                  Administrative Agent shall have the right to sell the Collateral or any part thereof in one or more parcels at public or private sale for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Steamboat Required Lenders, in the case of Collateral in respect of the Steamboat Project and acceleration of the Steamboat Obligations, the Canyons Required Lenders, in the case of Collateral in respect of the Canyons Project and acceleration of the Canyons Obligations, the *Sugarbush Required Lenders, in the case of Collateral in respect of the *Sugarbush Project and acceleration of the *Sugarbush Obligations, *Sugarloaf Required Lenders, in the case of Collateral in respect of the *Sugarloaf Project and acceleration of the *Sugarloaf Obligations or the Required Parties, the Jordan Bowl Required Lenders, in the case of Collateral in respect of the Jordan Bowl Project and acceleration of the Jordan Bowl Obligations, the Attitash Required Lenders, in the case of Collateral in respect of the Attitash Project and acceleration of the Attitash Obligations, the Killington Required Lenders, in the case of Collateral in respect of the Killington Project and acceleration of the Killington Obligations, the Mt. Snow Required Lenders, in the case of Collateral in respect of the Mt. Snow Project and acceleration of the Mt. Snow Obligations or the Required Parties, in the case of acceleration of all Obligations by order of the Required Parties, may deem commercially reasonable. GSRP, the Administrative Agent and the Lenders agree that 10 days' notice to GSRP of any public or private sale or other disposition of Collateral or any portion shall be reasonable notice thereof and such sale shall be at such location(s) as the Administrative Agent shall designate in said notice. The Administrative Agent shall have the right to bid at any such sale on behalf of the Lenders and each Lender shall have the right to bid at any such sale on its own behalf and, in connection with any such bid, such Person shall be entitled, for the purpose of making settlement or payment in respect of any such accepted bid, to use and apply any amounts to be paid to it under Section 8.2(c) hereof as a credit against the purchase price payable by it in respect of such accepted bid. Each purchaser at any such sale shall hold the Property so sold absolutely free from any claim or right on the part of GSRP, and GSRP hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           After the  payment  in full of the Loan and all other
                  Obligations in respect thereof, Required Parties under the Note Purchase Agreement shall have the exclusive right to exercise the rights and remedies in favor of the
                  Administrative Agent herein and in the other Security Documents. Prior to the payment in full of the Loan, the Required Parties under the Note Purchase Agreement shall not have any right to direct the Administrative Agent in respect of any of its rights and remedies herein or in the other Security Documents and such Required Parties under the Note Purchase Agreement shall not be entitled to receive any notice, right or benefit in respect of such rights or remedies or otherwise in respect of the Collateral.

                           (ii) In view  of the  fact  that  federal  and  state
                  securities laws may impose certain restrictions on the methods by which a sale of Collateral, if comprised of Securities, may be effected after an Event of Default, GSRP agrees that, upon the occurrence and continuance or existence of an Event of Default, the Administrative Agent may, from time to time, attempt to sell all or any part of such Collateral by means of a private placement restricting the bidding and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for, or with a view to, distribution. In so doing, and without limiting any other means of private placement, the Administrative Agent may solicit offers to buy such Collateral, or any part of it for cash, from a limited number of investors deemed by the Administrative Agent, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Collateral, and if the Administrative Agent solicits such offers from not less than 4 such investors (and otherwise acts in good faith), then the acceptance by the Administrative Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Collateral.

                           (iii) At any time after all or part of the Obligations have become accelerated and due and payable at the option of one or more groups of Project Required Lenders pursuant to clause (i) above, each such group of Project Required Lenders, by written notice to GSRP, may rescind and annul such acceleration and its consequences if (1) GSRP has paid all overdue interest on the Notes of the type held by such group of Project Required Lenders, all principal due and payable on any such Notes other than by reason of such declaration, and all interest on such overdue principal, if any, and all other costs and expenses then due and payable hereunder or under any of the other Security Documents, (2) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
                  Section 11.5 and (3) no judgment or decree has been entered against GSRP for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this clause
                  (iii) will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

                  (b) Application of Collateral; Termination of Agreements. Upon the occurrence of any Event of Default, any group of Project Required Lenders may, with or without the Administrative Agent's proceeding with any aforesaid sale or foreclosure or such Project Required Lenders' demanding acceleration of the payment of their respective Obligations, without notice to GSRP but with notice to the Administrative Agent, terminate the relevant Commitment of each Lender that is a member of the group of such Project Required Lenders, without further liability or obligation by such Lender. Upon the occurrence of any Event of Default, but otherwise subject to subclause (c) below and Section 11.8 hereof, each Lender may, at any time, appropriate and apply (as provided below) to any Obligations owing to such Lender any and all Collateral in its possession and any and all balances, credits, deposits, accounts, reserves, indebtedness or other monies due or owing to GSRP held by such Lender, whether accrued or not. Neither the termination of any Commitments, nor the termination of this Agreement by lapse of time, the giving of notice or otherwise, shall absolve, release or otherwise affect the liability of GSRP in respect of transactions prior to such termination, or affect any of the Liens, security interests, rights, powers and remedies of the Administrative Agent or the Lenders hereunder or under any other Security Document, but they shall, in all events, continue until all of the Obligations are satisfied.

                  (c)      Application of Proceeds.

                  (i) The proceeds of any exercise of rights with respect to Collateral arising directly from the Steamboat Project or any part thereof shall be paid to and applied as follows:

                           First, to the payment of

                                    (A) all costs and charges in connection with
                           such exercise of rights with respect to such Collateral, including, without limitation, (1) attorneys' fees for advice, counsel or other legal services, (2) costs and expenses incurred as a result of pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, advertising for sale, selling and foreclosing on such Collateral and any and all other charges and expenses in connection therewith, and (3) any costs and expenses (including, without limitation, costs and expenses in the management and operation of the Steamboat Project) provided for in the Steamboat Assignment of Rents, the Steamboat Blanket Mortgage or any other Steamboat Security Document,

                                    (B) all taxes, assessments or Liens superior
                           to the Lien of this Agreement or the other Steamboat Security Documents in and to such Collateral, except any taxes, assessments or other superior Liens subject to which any sale of such Collateral may have been made, and

                                    (C)  all  Loan  Costs  (including,   without
                           limitation, any fees due the Administrative Agent under Section 10.9 hereof) reasonably attributable to such Collateral or the Steamboat Project;

                              Second,  towards  the  payment of all  accrued and
                    unpaid interest then due and payable in respect of the Steamboat Loan,

                              Third,  to the payment of any  Prepayment  Premium
                    then due and payable in respect of the Steamboat Loan,

                              Fourth,  to the payment of the principal amount of
                    the Steamboat Loan,

                              Fifth,  to  the  payment  of any  other  Steamboat
                    Obligations remaining outstanding, and

                           Sixth,  any  amounts  remaining  after the  foregoing
                  applications shall be deposited into the Cash Collateral Account.

                  GSRP shall remain liable hereunder for payment of any deficiency owing on the Steamboat Obligations after application of such proceeds. Any amounts being distributed pursuant to any clause set forth above that are insufficient to pay in full all of the Steamboat Obligations in respect thereof shall be shared ratably by Steamboat Construction Project Advance Lenders or Steamboat Inventory Advance Lenders, as the case may be, in accordance with the relevant amounts owing to each of them.

                  (ii) The proceeds of any exercise of rights with respect to Collateral arising directly from the Canyons Project or any part thereof shall be paid to and applied as follows:

                           First, to the payment of

                                    (A) all costs and charges in connection with
                           such exercise of rights with respect to such Collateral, including, without limitation, (1) attorneys' fees for advice, counsel or other legal services, (2) costs and expenses incurred as a result of pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, advertising for sale, selling and foreclosing on such Collateral and any and all other charges and expenses in connection therewith, and (3) any costs and expenses (including, without limitation, costs and expenses in the management and operation of the Canyons Project) provided for in the Canyons Assignment of Rents, the Canyons Blanket Mortgage or any other Canyons Security Document,

                                    (B) all taxes, assessments or Liens superior
                           to the Lien of this Agreement or the other Canyons Security Documents in and to such Collateral, except any taxes, assessments or other superior Liens subject to which any sale of such Collateral may have been made, and

                                    (C)  all  Loan  Costs  (including,   without
                           limitation, any fees due the Administrative Agent under Section 10.9 hereof) reasonably attributable to such Collateral or the Canyons Project;

                              Second,  towards  the  payment of all  accrued and
                    unpaid interest then due and payable in respect of the Canyons Loan,

                              Third,  to the payment of any  Prepayment  Premium
                    then due and payable in respect of the Canyons Loan,

                              Fourth,  to the payment of the principal amount of
                    the Canyons Loan,

                              Fifth,   to  the  payment  of  any  other  Canyons
                    Obligations remaining outstanding, and

                           Sixth,  any  amounts  remaining  after the  foregoing
                  applications shall be deposited into the Cash Collateral Account.

                  GSRP shall remain liable hereunder for payment of any deficiency owing on the Canyons Obligations after application of such proceeds. Any amounts being distributed pursuant to any clause set forth above that are insufficient to pay in full all of the Canyons Obligations in respect thereof shall be shared ratably by Canyons Construction Project Advance Lenders or Canyons Inventory Advance Lenders, as the case may be, in accordance with the relevant amounts owing to each of them.

                  (iii) The proceeds of any exercise of rights with respect to Collateral arising directly from the *Sugarbush Project or any part thereof shall be paid to and applied as follows:

                           First, to the payment of

                                    (A) all costs and charges in connection with
                           such exercise of rights with respect to such Collateral, including, without limitation, (1) attorneys' fees for advice, counsel or other legal services, (2) costs and expenses incurred as a result of pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, advertising for sale, selling and foreclosing on such Collateral and any and all other charges and expenses in connection therewith, and (3) any costs and expenses (including, without limitation, costs and expenses in the management and operation of the *Sugarbush Project) provided for in the *Sugarbush Assignment of Rents, the *Sugarbush Blanket Mortgage or any other *Sugarbush Security Document,

                                    (B) all taxes, assessments or Liens superior
                           to the Lien of this Agreement or the other *Sugarbush Security Documents in and to such Collateral, except any taxes, assessments or other superior Liens subject to which any sale of such Collateral may have been made, and

                                    (C)  all  Loan  Costs  (including,   without
                           limitation, any fees due the Administrative Agent under Section 10.9 hereof) reasonably attributable to such Collateral or the *Sugarbush Project;

                              Second,  towards  the  payment of all  accrued and
                    unpaid interest then due and payable in respect of the *Sugarbush Loan,

                              Third,  to the payment of any  Prepayment  Premium
                    then due and payable in respect of the *Sugarbush Loan,

                              Fourth,  to the payment of the principal amount of
                    the *Sugarbush Loan,

                              Fifth,  to the  payment  of any  other  *Sugarbush
                    Obligations remaining outstanding, and

                           Sixth,  any  amounts  remaining  after the  foregoing
                  applications shall be deposited into the Cash Collateral Account.

                  GSRP shall remain liable hereunder for payment of any deficiency owing on the *Sugarbush Obligations after application of such proceeds. Any amounts being distributed pursuant to any clause set forth above that are insufficient to pay in full all of the *Sugarbush Obligations in respect thereof shall be shared ratably by *Sugarbush Project Advance Lenders or *Sugarbush Inventory Advance Lenders, as the case may be, in accordance with the relevant amounts owing to each of them.

                  (iv) The proceeds of any exercise of rights with respect to Collateral arising directly from the *Sugarloaf Project or any part thereof shall be paid to and applied as follows:

                           First, to the payment of

                                    (A) all costs and charges in connection with
                           such exercise of rights with respect to such Collateral, including, without limitation, (1) attorneys' fees for advice, counsel or other legal services, (2) costs and expenses incurred as a result of pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, advertising for sale, selling and foreclosing on such Collateral and any and all other charges and expenses in connection therewith, and (3) any costs and expenses (including, without limitation, costs and expenses in the management and operation of the *Sugarloaf Project) provided for in the *Sugarloaf Assignment of Rents, the *Sugarloaf Blanket Mortgage or any other *Sugarloaf Security Document,

                                    (B) all taxes, assessments or Liens superior
                           to the Lien of this Agreement or the other *Sugarloaf Security Documents in and to such Collateral, except any taxes, assessments or other superior Liens subject to which any sale of such Collateral may have been made, and

                                    (C)  all  Loan  Costs  (including,   without
                           limitation, any fees due the Administrative Agent under Section 10.9 hereof) reasonably attributable to such Collateral or the *Sugarloaf Project;

                              Second,  towards  the  payment of all  accrued and
                    unpaid interest then due and payable in respect of the *Sugarloaf Loan,

                              Third,  to the payment of any  Prepayment  Premium
                    then due and payable in respect of the *Sugarloaf Loan,

                              Fourth,  to the payment of the principal amount of
                    the *Sugarloaf Loan,

                              Fifth,  to the  payment  of any  other  *Sugarloaf
                    Obligations remaining outstanding, and

                           Sixth,  any  amounts  remaining  after the  foregoing
                  applications shall be deposited into the Cash Collateral Account.

                  GSRP shall remain liable hereunder for payment of any deficiency owing on the *Sugarloaf Obligations after application of such proceeds. Any amounts being distributed pursuant to any clause set forth above that are insufficient to pay in full all of the *Sugarloaf Obligations in respect thereof shall be shared ratably by *Sugarloaf Construction Project Advance Lenders or *Sugarloaf Inventory Advance Lenders, as the case may be, in accordance with the relevant amounts owing to each of them.

                  (v) The proceeds of any exercise of rights with respect to Collateral arising directly from the Jordan Bowl Project or any part thereof shall be paid to and applied as follows:

                           First, to the payment of

                                    (A) all costs and charges in connection with
                           such exercise of rights with respect to such Collateral, including, without limitation, (1) attorneys' fees for advice, counsel or other legal services, (2) costs and expenses incurred as a result of pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, advertising for sale, selling and foreclosing on such Collateral and any and all other charges and expenses in connection therewith, and (3) any costs and expenses (including, without limitation, costs and expenses in the management and operation of the Jordan Bowl Project) provided for in the Jordan Bowl Assignment of Rents, the Jordan Bowl Blanket Mortgage or any other Jordan Bowl Security Document,

                                    (B) all taxes, assessments or Liens superior
                           to the Lien of this Agreement or the other Jordan Bowl Security Documents in and to such Collateral, except any taxes, assessments or other superior Liens subject to which any sale of such Collateral may have been made, and

                                    (C)  all  Loan  Costs  (including,   without
                           limitation, any fees due the Administrative Agent under Section 10.9 hereof) reasonably attributable to such Collateral or the Jordan Bowl Project;

                           Second, towards the payment of all accrued and unpaid
                  interest then due and payable in respect of the Jordan Bowl Loan,

                              Third,  to the payment of the principal  amount of
                    the Jordan Bowl Loan,

                              Fourth,  to the  payment of any other  Jordan Bowl
                    Obligations remaining outstanding, and

                           Fifth,  any  amounts  remaining  after the  foregoing
                  applications shall be deposited into the Cash Collateral Account.

                  GSRP shall remain liable hereunder for payment of any deficiency owing on the Jordan Bowl Obligations after application of such proceeds. Any amounts being distributed pursuant to any clause set forth above that are insufficient to pay in full all of the Jordan Bowl Obligations in respect thereof shall be shared ratably by the Jordan Bowl Inventory Advance Lenders in accordance with the relevant amounts owing to each of them.

                  (vi) The proceeds of any exercise of rights with respect to Collateral arising directly from the Attitash Project or any part thereof shall be paid to and applied as follows:

                           First, to the payment of

                                    (A) all costs and charges in connection with
                           such exercise of rights with respect to such Collateral, including, without limitation, (1) attorneys' fees for advice, counsel or other legal services, (2) costs and expenses incurred as a result of pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, advertising for sale, selling and foreclosing on such Collateral and any and all other charges and expenses in connection therewith, and (3) any costs and expenses (including, without limitation, costs and expenses in the management and operation of the Attitash Project) provided for in the Attitash Assignment of Rents, the Attitash Blanket Mortgage or any other Attitash Security Document,

                                    (B) all taxes, assessments or Liens superior
                           to the Lien of this Agreement or the other Attitash Security Documents in and to such Collateral, except any taxes, assessments or other superior Liens subject to which any sale of such Collateral may have been made, and

                                    (C)  all  Loan  Costs  (including,   without
                           limitation, any fees due the Administrative Agent under Section 10.9 hereof) reasonably attributable to such Collateral or the Attitash Project;

                              Second,  towards  the  payment of all  accrued and
                    unpaid interest then due and payable in respect of the Attitash Loan,

                              Third,  to the payment of the principal  amount of
                    the Attitash Loan,

                              Fourth,  to  the  payment  of any  other  Attitash
                    Obligations remaining outstanding, and

                           Fifth,  any  amounts  remaining  after the  foregoing
                  applications shall be deposited into the Cash Collateral Account.

                  GSRP shall remain liable hereunder for payment of any deficiency owing on the Attitash Obligations after application of such proceeds. Any amounts being distributed pursuant to any clause set forth above that are insufficient to pay in full all of the Attitash Obligations in respect thereof shall be shared ratably by the Attitash Inventory Advance Lenders in accordance with the relevant amounts owing to each of them.

                  (vii) The proceeds of any exercise of rights with respect to Collateral arising directly from the Killington Project or any part thereof shall be paid to and applied as follows:

                           First, to the payment of

                                    (A) all costs and charges in connection with
                           such exercise of rights with respect to such Collateral, including, without limitation, (1) attorneys' fees for advice, counsel or other legal services, (2) costs and expenses incurred as a result of pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, advertising for sale, selling and foreclosing on such Collateral and any and all other charges and expenses in connection therewith, and (3) any costs and expenses (including, without limitation, costs and expenses in the management and operation of the Killington Project) provided for in the Killington Assignment of Rents, the Killington Blanket Mortgage or any other Killington Security Document,

                                    (B) all taxes, assessments or Liens superior
                           to the Lien of this Agreement or the other Killington Security Documents in and to such Collateral, except any taxes, assessments or other superior Liens subject to which any sale of such Collateral may have been made, and

                                    (C)  all  Loan  Costs  (including,   without
                           limitation, any fees due the Administrative Agent under Section 10.9 hereof) reasonably attributable to such Collateral or the Killington Project;

                              Second,  towards  the  payment of all  accrued and
                    unpaid interest then due and payable in respect of the Killington Loan,

                              Third,  to the payment of the principal  amount of
                    the Killington Loan,

                              Fourth,  to the  payment  of any other  Killington
                    Obligations remaining outstanding, and

                           Fifth,  any  amounts  remaining  after the  foregoing
                  applications shall be deposited into the Cash Collateral Account.

                  GSRP shall remain liable hereunder for payment of any deficiency owing on the Killington Obligations after application of such proceeds. Any amounts being distributed pursuant to any clause set forth above that are insufficient to pay in full all of the Killington Obligations in respect thereof shall be shared ratably by the Killington Inventory Advance Lenders in accordance with the relevant amounts owing to each of them.

                  (viii) The proceeds of any exercise of rights with respect to Collateral arising directly from the Mt. Snow Project or any part thereof shall be paid to and applied as follows:

                           First, to the payment of

                                    (A) all costs and charges in connection with
                           such exercise of rights with respect to such Collateral, including, without limitation, (1) attorneys' fees for advice, counsel or other legal services, (2) costs and expenses incurred as a result of pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, advertising for sale, selling and foreclosing on such Collateral and any and all other charges and expenses in connection therewith, and (3) any costs and expenses (including, without limitation, costs and expenses in the management and operation of the Mt. Snow Project) provided for in the Mt. Snow Assignment of Rents, the Mt. Snow Blanket Mortgage or any other Mt. Snow Security Document,

                                    (B) all taxes, assessments or Liens superior
                           to the Lien of this Agreement or the other Mt. Snow Security Documents in and to such Collateral, except any taxes, assessments or other superior Liens subject to which any sale of such Collateral may have been made, and

                              (C) all Loan Costs (including, without limitation,
                    any fees due the Administrative Agent under Section 10.9 hereof) reasonably attributable to such Collateral or the Mt. Snow Project;

                              Second,  towards  the  payment of all  accrued and
                    unpaid interest then due and payable in respect of the Mt. Snow Loan,

                              Third,  to the payment of the principal  amount of
                    the Mt. Snow Loan,

                              Fourth,  to the  payment  of any  other  Mt.  Snow
                    Obligations remaining outstanding, and

                           Fifth,  any  amounts  remaining  after the  foregoing
                  applications shall be deposited into the Cash Collateral Account.

                  GSRP shall remain liable hereunder for payment of any deficiency owing on the Mt. Snow Obligations after application of such proceeds. Any amounts being distributed pursuant to any clause set forth above that are insufficient to pay in full all of the Mt. Snow Obligations in respect thereof shall be shared ratably by the Mt. Snow Inventory Advance Lenders in accordance with the relevant amounts owing to each of them.

                  (ix) After giving effect to the exercise of the rights of the Administrative Agent in respect of the Collateral referred to in clauses (i) through (viii) above and the application of the proceeds realized in respect thereof, as provided for in clauses (i) through
         (viii) above, the proceeds of any exercise of rights of the Administrative Agent with respect to Collateral that are not covered by such clauses (i) through (viii) above and all moneys in the Cash Collateral Account shall be paid to and applied as follows:

                           First, to the payment of

                                    (A) all  costs  and  charges  in  connection
                           therewith, including, without limitation, (1) attorneys' fees for advice, counsel or other legal services, (2) costs and expenses incurred as a result of pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing, advertising for sale, selling and foreclosing on such Collateral and any and all other charges and expenses in connection therewith, and (3) any costs and expenses provided for in any of the Assignment of Rents, the Blanket Mortgages or the other Security Document,

                                    (B) all taxes, assessments or Liens superior
                           to the Lien of this Agreement or the other Security Documents, except any taxes, assessments or other superior Liens subject to which any sale of such Collateral may have been made, and

                                    (C)  all  Loan  Costs  (including,   without
                           limitation, any fees due the Administrative Agent under Section 10.9 hereof);

                              Second,  towards  the  payment of all  accrued and
                    unpaid interest then due and payable in respect of the Loan,

                              Third,  to the payment of any  Prepayment  Premium
                    then due and payable,

                              Fourth,  to the payment of the principal amount of
                    the Loan,

                           Fifth,  to  the  payment  of  any  other  Obligations
                  remaining outstanding other than Obligations in respect of the Note Purchase Agreement,

                              Seventh,  to the  payment  of the  Obligations  in
                    respect of the Note Purchase Agreement, and

                           Eighth,  to the  payment of the  surplus,  if any, to
                  GSRP, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same, provided that if any Obligations shall not have been paid in full, any such surplus shall continue to be held as Collateral hereunder and shall continue to be subject to the terms and conditions hereof until such Obligations shall have been paid in full.

                  GSRP shall remain liable hereunder for payment of any deficiency owing on the Obligations after application of the aforesaid proceeds. Any amounts being distributed pursuant to any clause set forth above that are insufficient to pay in full all of the Obligations in respect thereof shall be shared ratably by the holders of such Obligations in accordance with the relevant amounts owing to each of such holders.

          For the avoidance of doubt, it is the intention of the parties hereto that under this Section 8

                  (I) the Collateral and the proceeds thereof in respect of the Steamboat Project shall be used first to satisfy the Steamboat Obligations prior to being used to satisfy any other Obligations, the Collateral and the proceeds thereof in respect of the Canyons Project shall be used first to satisfy the Canyons Obligations prior to being used to satisfy any other Obligations, the Collateral and the proceeds thereof in respect of the *Sugarbush Project shall be used first to satisfy the *Sugarbush Obligations prior to being used to satisfy any other Obligations, the Collateral and the proceeds thereof in respect of the *Sugarloaf Project shall be used first to satisfy the *Sugarloaf Obligations prior to being used to satisfy any other Obligations, the Collateral and the proceeds thereof in respect of the Jordan Bowl Project shall be used first to satisfy the Jordan Bowl Obligations prior to being used to satisfy any other Obligations, the Collateral and the proceeds thereof in respect of the Attitash Project shall be used first to satisfy the Attitash Obligations prior to being used to satisfy any other Obligations, the Collateral and the proceeds thereof in respect of the Killington Project shall be used first to satisfy the Killington Obligations prior to being used to satisfy any other Obligations and the Collateral and the proceeds thereof in respect of the Mt. Snow Project shall be used first to satisfy the Mt. Snow Obligations prior to being used to satisfy any other Obligations,

                  (II) until the Steamboat Obligations shall have been paid in full, the rights and remedies of the Administrative Agent in respect of the Steamboat Security Documents shall be exercised only at the written instruction of the Steamboat Required Lenders, until the Canyons Obligations shall have been paid in full, the rights and remedies of the Administrative Agent in respect of the Canyons Security Documents shall be exercised only at the written instruction of the Canyons Required Lenders, until the *Sugarbush Obligations shall have been paid in full, the rights and remedies of the Administrative Agent in respect of the *Sugarbush Security Documents shall be exercised only at the instruction of the *Sugarbush Required Lenders, until the *Sugarloaf Obligations shall have been paid in full, the rights and remedies of the Administrative Agent in respect of the *Sugarloaf Security Documents shall be exercised only at the instruction of the *Sugarloaf Required Lenders, until the Jordan Bowl Obligations shall have been paid in full, the rights and remedies of the Administrative Agent in respect of the Jordan Bowl Security Documents shall be exercised only at the written instruction of the Jordan Bowl Required Lenders, until the Attitash Obligations shall have been paid in full, the rights and remedies of the Administrative Agent in respect of the Attitash Security Documents shall be exercised only at the written instruction of the Attitash Required Lenders, until the Killington Obligations shall have been paid in full, the rights and remedies of the Administrative Agent in respect of the Killington Security Documents shall be exercised only at the written instruction of the Killington Required Lenders and until the Mt. Snow Obligations shall have been paid in full, the rights and remedies of the Administrative Agent in respect of the Mt. Snow Security Documents shall be exercised only at the written instruction of the Mt. Snow Required Lenders,

                  (III) after the Steamboat  Obligations shall have been paid in full, the Required Parties shall be entitled to give written instructions to the Administrative Agent with respect to the exercise of any rights and remedies under the Steamboat Security Documents in respect of Collateral relating to the Steamboat Project, after the Canyons Obligations shall have been paid in full, the Required Parties shall be entitled to give written instructions to the Administrative Agent with respect to the exercise of any rights and remedies under the Canyons Security Documents in respect of Collateral relating to the Canyons Project, after the *Sugarbush Obligations shall have been paid in full, the Required Parties shall be entitled to give written instructions to the Administrative Agent with respect to the exercise of any rights and remedies under the *Sugarbush Security Documents in respect of Collateral relating to the *Sugarbush Project, and after the *Sugarloaf Obligations shall have been paid in full, the Required Parties shall be entitled to give written instructions to the Administrative Agent with respect to the exercise of any rights and remedies under the *Sugarloaf Security Documents in respect of Collateral relating to the *Sugarloaf Project.

                  (IV) after the Jordan Bowl Obligations shall have been paid in full, the Required Parties shall be entitled to give written instructions to the Administrative Agent with respect to the exercise of any rights and remedies under the Jordan Bowl Security Documents in respect of Collateral relating to the Jordan Bowl Project, after the Attitash Obligations shall have been paid in full, the Required Parties shall be entitled to give written instructions to the Administrative Agent with respect to the exercise of any rights and remedies under the Attitash Security Documents in respect of Collateral relating to the Attitash Project, after the Killington Obligations shall have been paid in full, the Required Parties shall be entitled to give written instructions to the Administrative Agent with respect to the exercise of any rights and remedies under the Killington Security Documents in respect of Collateral relating to the Killington Project and after the Mt. Snow Obligations shall have been paid in full, the Required Parties shall be entitled to give written instructions to the Administrative Agent with respect to the exercise of any rights and remedies under the Mt. Snow Security Documents in respect of Collateral relating to the Mt. Snow Project.

                  (V) Collateral in the Cash Collateral Account shall be paid out to the holders of Obligations only after (aa) the Steamboat Obligations have been satisfied or the Collateral in respect of the Steamboat Project shall have been exhausted or shall have been deemed exhausted by the Administrative Agent (using its reasonable judgment),
         (bb) the Canyons Obligations have been satisfied or the Collateral in respect of the Canyons Project shall have been exhausted or shall have been deemed exhausted by the Administrative Agent (using its reasonable judgment), (cc) the *Sugarbush Obligations have been satisfied or the Collateral in respect of the *Sugarbush Project shall have been exhausted or shall have been deemed exhausted by the Administrative Agent (using its reasonable judgment),(dd) the *Sugarloaf Obligations have been satisfied or the Collateral in respect of the *Sugarloaf Project shall have been exhausted or shall have been deemed exhausted by the Administrative Agent (using its reasonable judgment), (ee) the Jordan Bowl Obligations have been satisfied or the Collateral in respect of the Jordan Bowl Project shall have been exhausted or shall have been deemed exhausted by the Administrative Agent (using its reasonable judgment), (ff) the Attitash Obligations have been satisfied or the Collateral in respect of the Attitash Project shall have been exhausted or shall have been deemed exhausted by the Administrative Agent (using its reasonable judgment), (gg) the Killington Obligations have been satisfied or the Collateral in respect of the Killington Project shall have been exhausted or shall have been deemed exhausted by the Administrative Agent (using its reasonable judgment) and (hh) the Mt. Snow Obligations have been satisfied or the Collateral in respect of the Mt. Snow Project shall have been exhausted or shall have been deemed exhausted by the Administrative Agent (using its reasonable judgment).

                  (VI) To the extent that the Administrative Agent cannot determine whether to use the proceeds of any Collateral to pay, on a preference basis, the Steamboat Obligations, the Canyons Obligations, the *Sugarbush Obligations, the *Sugarloaf Obligations, Jordan Bowl Obligations, Attitash Obligations, Killington Obligations or Mt. Snow Obligations because of the nature or origination of the Collateral or otherwise, the Administrative Agent shall deposit such proceeds in the Cash Collateral Account and no liability shall accrue with respect to the Administrative Agent with respect thereto so long as it acts in good faith.

                  (d) Remedies Cumulative; No Waivers. All covenants, conditions, provisions, warranties, guaranties, indemnities and other undertakings of GSRP, the Parent and/or any Host Company contained in this Agreement, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule given to any one or more of the Administrative Agent and/or the Lenders or contained in any other agreement among any one or more of the Lenders, GSRP, the Parent, the Host Companies and/or the Administrative Agent, heretofore, concurrently or hereafter entered into, including, without limitation, the Blanket Mortgages or any other Security Document, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of GSRP herein contained. The failure or delay of the Administrative Agent or any Lender to exercise or enforce any rights, Liens, powers or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such Liens, rights, powers and remedies, but all such Liens, rights, powers and remedies shall continue in full force and effect until the Loan and all other Obligations shall have been fully satisfied. All Liens, rights, powers and remedies herein provided for are cumulative and none are exclusive.

                  The acceptance by the Administrative Agent or any Lender at any time and from time to time of partial payments of the Obligations shall not be deemed to be a waiver of any Event of Default then existing. No waiver by the Administrative Agent or any Lender of any Event of Default shall be deemed to be a waiver of any other or subsequent Event of Default. No delay or omission by the Administrative Agent or any Lender in exercising any right or remedy under the Security Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy under the Security Documents or otherwise.

          9. REVIVAL OF OBLIGATIONS AND LIENS


9.       REVIVAL OF OBLIGATIONS AND LIENS

         Neither the Administrative Agent nor any Lender shall be under any obligation to marshall any assets in favor of GSRP, the Parent, any Host Company or any other party hereto or to any other Security Document or against or in payment of any or all of the Obligations. GSRP expressly agrees that if GSRP makes a payment to the Administrative Agent or any Lender, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such repayment, the Obligations or any part thereof intended to be satisfied and the Liens provided for hereunder securing the same shall be revived and continued in full force and effect as if said payment had not been made.

10.      THE ADMINISTRATIVE AGENT

          10.1 APPOINTMENT

         10.1     Appointment.

         Textron Financial Corporation is hereby appointed the Administrative Agent hereunder and under the other Security Documents and each Lender hereby authorizes the Administrative Agent to act as its agent in accordance with the terms of this Agreement and the other Security Documents. the Administrative Agent agrees to act upon the express conditions contained in this Agreement and the other Security Documents, as applicable. The provisions of this Section 10 are solely for the benefit of the Administrative Agent and the Lenders, and GSRP agrees it shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement and the other Security Documents, the Administrative Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for GSRP, the Parent, any Host Company or any Affiliate.

          10.2 POWERS; GENERAL IMMUNITY

         10.2     Powers; General Immunity.

                  (a) Duties Specified. Each Lender irrevocably authorizes the Administrative Agent to take such action on such Lender's behalf and to exercise such powers hereunder and under the other Security Documents as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. The Administrative Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Security Documents and it may perform such duties by or through its agents or employees. The Administrative Agent shall not have, by reason of this Agreement or any of the other Security Documents, a fiduciary relationship in respect of any Lender; and nothing in this Agreement or any of the other Security Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any of the other Security Documents except as expressly set forth herein or therein. It is expressly understood that the Administrative Agent's role hereunder and under the other Security Documents will be primarily administrative in nature. To the extent that any provision hereof or any other Security Document requires the Administrative Agent to make disbursements or payments to any Lender of amounts received by the Administrative Agent, such disbursements or payments shall be subject to the Administrative Agent's having received good, collected, immediately available funds prior to 12:00 p.m. on the Business Day prior to the date on which such disbursement or payment is to be made.

                  (b) No Responsibility for Certain Matters. The Administrative Agent shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Security Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by the Administrative Agent to any one or more of the Lenders or by or on behalf of GSRP, the Parent or any Host Company to the Administrative Agent or any Lender in connection with the Security Documents and the transactions contemplated thereby or for the financial condition or business affairs of GSRP, the Parent, any
         Host Company or any other Person liable for the payment of any Obligations, nor shall the Administrative Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Security Documents or as to the use of the proceeds of the Loan or as to the existence or possible existence of any Default or Event of Default.

                  (c) Exculpatory Provisions. Neither the Administrative Agent nor any of its officers, directors, employees or agents shall be liable to any one or more of the Lenders for any action taken or omitted by the Administrative Agent under or in connection with this Agreement or any of the other Security Documents except to the extent caused by the Administrative Agent's gross negligence or willful misconduct. If the Administrative Agent shall request instructions from the Lenders, the Required Parties or any Project Required Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement or any of the other Security Documents, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Lenders, the Required Parties or the Project Required Lenders, as may be required hereunder. Without prejudice to the generality of the foregoing, (i) the Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for GSRP, the Parent, any Host Company or any Affiliate), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent's acting or refraining from acting under this Agreement or any of the other Security Documents in accordance with the instructions of the Lenders, the Required Parties or the Project Required Lenders, as may be required hereunder. The Administrative Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement or any of the other Security Documents unless and until it has obtained the instructions of the Lenders, the Required Parties or the Project Required Lenders, as the case may be, and such indemnification and/or reimbursement of costs, expenses and fees as it may reasonably request. The Administrative Agent shall not be liable to any Lender with respect to its failure to take any action under any Security Document directed by the Lenders, the Required Parties or the Project Required Lenders, as may be required hereunder, if such action would, in the good faith opinion of the Administrative Agent, be unlawful or contrary to the terms and provisions of this Agreement or any other Security Document, or would subject the Administrative Agent to liability under any Environmental Protection Law. With respect to any action or actions required under LSA I, the parties hereto agree that, anything to the contrary herein notwithstanding, only the Required Parties shall be competent to direct the same. For the avoidance of doubt, unless otherwise expressly provided for herein or in any Security Document, the Administrative Agent may rely upon instructions given to it by the Required Parties and/or the Project Required Lenders.

                  (d) the Administrative Agent Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Administrative Agent in its individual capacity as a Lender hereunder. With respect to its participating in the Loan, the Administrative Agent shall have the same rights and powers hereunder as any other lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include the Administrative Agent in its individual capacity. the Administrative Agent and its affiliates may lend money to, have the rights of first refusal set forth in Section 2.8 hereof and generally engage in any kind of financial or other business with GSRP, the Parent, any Host Company or any of the Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from GSRP, the Parent, any Host Company and the Affiliates for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

                  (e) Advancing of Own Funds. The Administrative Agent shall not be required to advance, expend or risk its own funds or otherwise incur personal liability in the performance of its duties or in the exercise of any rights or remedies hereunder or under the other Security Documents.

          10.3 REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAISAL OF CREDITWORTHINESS

     . 10.3 Representations and Warranties; No Responsibility For Appraisal of Creditworthiness

         Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of GSRP, the Parent, each Host Company, the Projects and any Affiliate in connection with entering into this Agreement and the making of the Advances hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of GSRP, the Parent, each Host Company, the Projects and any Affiliate. The Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of the Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Advances or at any time or times thereafter, and the Administrative Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided, directly or indirectly, to the Lenders by GSRP, the Parent, any Host Company, any Affiliate or any employee, officer, director or agent thereof.

          10.4 RIGHT TO INDEMNITY

         10.4     Right to Indemnity.

         Subject to the next sentence of this paragraph, each Lender, in proportion to its Pro Rata Share (as defined in clause (i) of the definition of such term), severally agrees to indemnify the Administrative Agent, to the extent that the Administrative Agent shall not have been reimbursed by GSRP, for and against any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in performing its duties hereunder or under the other Security Documents or otherwise in its capacity as the Administrative Agent in any way relating to or arising out of this Agreement or the other Security Documents, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. With respect to any liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements which may be imposed on, incurred by or asserted against the Administrative Agent in performing its duties under the Steamboat Security Documents at the instructions of the
Steamboat Required Lenders, under the Canyons Security Documents at the instructions of the Canyons Required Lenders, under the *Sugarbush Security Documents at the instructions of the *Sugarbush Required Lenders, under the *Sugarloaf Security Documents at the instructions of the *Sugarloaf Required Lenders, under the Jordan Bowl Security Documents at the instructions of the Jordan Bowl Required Lenders, under the Attitash Security Documents at the instructions of the Attitash Required Lenders, under the Killington Security Documents at the instructions of the Killington Required Lenders and/or under the Mt. Snow Security Documents at the instructions of the Mt. Snow Required Lenders, each Lender that is a member of a group of the aforesaid Project Required Lenders severally agrees to indemnify the Administrative Agent, to the extent that the Administrative Agent shall not have been reimbursed by GSRP and in proportion to its Pro Rata Share, for and against any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in performing its duties under any of the aforesaid Security Documents or otherwise in its capacity as the Administrative Agent in any way relating to or arising out of any of the aforesaid Security Documents, provided that no such Lender shall be liable for any portion of such liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's gross negligence or willful misconduct. If any indemnity furnished to the Administrative Agent for any purpose in connection with its performance of its duties hereunder or under any other Security Document shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

          10.5 SUCCESSOR THE ADMINISTRATIVE AGENT

         10.5     Successor the Administrative Agent.

         The Administrative Agent may resign at any time by giving 30 days' prior written notice thereof to the Lenders and GSRP, and the Administrative
Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to GSRP and the Administrative Agent and signed by the Required Parties. Upon any such notice of resignation or any such removal, the Required Parties shall have the right, upon 5 Business Days' notice to GSRP, to appoint a successor the Administrative Agent. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor the Administrative Agent, that successor the Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed the Administrative Agent and the retiring or removed the Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed the Administrative Agent's resignation or removal hereunder as the Administrative Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement and the other Security Documents.

          10.6 COLLATERAL DOCUMENTS

         10.6     Collateral Documents.

         Each Lender hereby approves the forms of the Security Documents attached as Exhibits to this Agreement and further authorizes the Administrative Agent to accept from GSRP, the Parent and each Host Company and to execute and deliver as the Administrative Agent the Security Documents, as secured party on behalf of and for the benefit of the Lenders, and agrees to be bound by the terms of the Security Documents, in each case substantially in the form of such Exhibits with such changes, additions or deletions as the Administrative Agent, in its sole discretion, may approve as necessary or appropriate to accomplish the purposes of such Security Documents. Anything contained in any of the Security Documents to the contrary notwithstanding, each Lender agrees that no Lender shall have any right individually to realize upon any of the Collateral under the Security Documents, it being understood and agreed that all rights and remedies under the Security Documents may be exercised solely by the Administrative Agent for the benefit of Lenders in accordance with the terms thereof.

          10.7 DESIGNATION OF ADDITIONAL ADMINISTRATIVE AGENT

         10.7     Designation of Additional Administrative Agent.

         Whenever the Administrative Agent shall deem it necessary or prudent in order either to conform to any law of any jurisdiction in which all or any part of the Collateral shall be situated or to make any claim or bring any suit with respect to the Collateral or the Security Documents, or in the event that the Administrative Agent shall have been requested to do so by the Required Parties or any Project Required Lenders, the Administrative Agent and, to the extent necessary, GSRP, the Parent and the Host Companies shall execute and deliver a supplemental agreement and all other instruments and agreements necessary or proper to constitute a bank or trust company or one or more other Persons approved by the Administrative Agent, either to act as the Administrative Agent or agents with respect to all or any part of the Collateral, in any such case with such powers of the Administrative Agent as may be provided in such supplemental agreement, and to vest in such bank, trust company or other Person as such the Administrative Agent or separate trustee, as the case may be, any property, title, right, or power of the Administrative Agent deemed necessary or advisable by the Administrative Agent.

          10.8 PAYMENTS

         10.8     Payments.

                  (a) Notification of Advance Request. When GSRP gives the Administrative Agent notice that it desires an Advance hereunder, the Administrative Agent shall promptly notify each of the Lenders of the notice for an Advance from such Lender, which notice shall specify the amount of the Advance desired from such Lender and the amount of such Lender's Pro Rata Share of the requested advance (based upon the Project to which such Advance relates).

                  (b) Distributions to Lenders. The Administrative Agent shall distribute to each Lender, such Lender's Pro Rata Share of all amounts representing collections in reference to the Steamboat Loan, the Canyons Loan, the *Sugarbush Loan, the *Sugarloaf Loan, the Jordan Bowl Loan, the Attitash Loan, the Killington Loan and/or the Mt. Snow Loan, as the case may be, by 11:00 a.m. on the second Business Day after good, collected funds in respect thereof shall have been received or collected if such funds are received or collected prior to 12:00 p.m. (the Administrative Agent's time). If such funds shall be received or collected after 12:00 p.m. (the Administrative Agent's time), the Administrative Agent shall promptly distribute such funds to Lender by 11:00 a.m. on the third Business Day after such funds shall have been received or collected.

                  (c) Delay in Disbursing. If funds required for an Advance from a Lender or for payment by the Administrative Agent are not distributed to GSRP or the applicable Lender, as the case may be, within the time set forth herein for such distribution for any reason other than an "Act of God" or the nonoperation of the Federal Reserve Bank wire transfer system, the party entitled to such funds shall be entitled to interest on such funds from the Person obligated to disburse the same at the rate of the prevailing Federal Funds rate from and including the date such funds were received or to be disbursed, but excluding the date such funds are received by the recipient thereof.

          10.9 AGENT'S FEE

         10.9     Agent's Fee.

         In consideration of the Administrative Agent's entering into and performing its obligations hereunder and under the other Security Documents, the Lenders agrees to pay to the Administrative Agent, on a monthly basis, on the same date in such month on which interest is scheduled to be paid under the Notes (whether or not any such interest is actually payable), such fees as may be agreed to, in writing, by and among the Administrative Agent and the Lenders (such fees may include sharing of interest paid hereunder or other fees provided for herein). Each of the Lenders hereby irrevocably authorizes the Administrative Agent to deduct the fee due to the Administrative Agent from such Lender out of any and all amounts payable to such Lender by the Administrative Agent hereunder.

          10.10 OTHER AGENCIES

         10.10    Project Required Lenders.

         The Lenders hereby further acknowledge that (i) the Required Parties and the Project Required Lenders are competent to instruct the Administrative Agent with respect to certain actions to be taken in respect of all or part of the Collateral, as specifically provided for herein and in the Security Documents, and (ii) neither the Required Parties nor any other Project Required Lenders shall be entitled or authorized to countermand or change any written instruction given to the Administrative Agent by the Project Required Lenders of a particular Project in respect of such Project's Security Documents and the Collateral that directly relates to such Project. Any dispute among or between the Required Parties and any one or more of the Project Required Lenders shall be sufficient grounds for the Administrative Agent to refrain from acting hereunder or under any other Security Document or pursuant to any instruction from any Lender. This Section shall be in addition to the rights of the Administrative Agent under Section 10.2(c) hereof.

          10.11 CASH COLLATERAL ACCOUNT

         10.11    Cash Collateral Account.

         Immediately prior to the making of the first deposit into the Cash Collateral Account, the Administrative Agent shall open and maintain the Cash Collateral Account. The Cash Collateral Account shall be a segregated, blocked account to which only the Administrative Agent generally shall have access, and moneys deposited into the Cash Collateral Account shall not be commingled with moneys other than proceeds of Collateral and proceeds from the investments of such moneys, as provided for herein. The Cash Collateral Account shall be styled "Cash Collateral Account of Textron Financial Corporation, as administrative agent." Textron Financial Corporation, other than in its capacity as the Administrative Agent, shall have no right of set-off with respect to the Cash Collateral Account. So long as no Event of Default shall exist, all or a portion of the amounts in the Cash Collateral shall be invested and reinvested by the Administrative Agent in one or more Eligible Investments, as may be directed, in writing, by GSRP. GSRP agrees that such Eligible Investments and the proceeds and earnings thereof shall be Collateral and such proceeds and earnings shall remain in the Cash Collateral Account. GSRP agrees to report as income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Cash Collateral Account. The Administrative Agent shall be under no obligation to invest any of the moneys in the Cash Collateral Account for so long as any Event of Default shall exist or if it shall have not received a written instruction from GSRP to make such investments.

         GSRP, the Administrative Agent and the Lenders agree to use their best efforts to reach agreement as to the application of any cash in the Cash Collateral Account if no Default or Event of Default shall then exist. GSRP, the Administrative Agent and the Lenders acknowledge that it is their intention to apply such moneys to the Obligations at least quarterly for so long as no Default or Event of Default shall exist in such order and in such amount or amounts as may be reasonably agreed upon by GSRP, the Administrative Agent and the Lenders. If no such agreement is reached at any point in time when such a quarterly application is to be made, then all moneys in the Cash Collateral Account shall remain therein until such an agreement is so reached. Subject to rights, remedies and priority distribution provisions for Collateral proceeds during the existence of an Event of Default, it is the intention of the parties hereto to apply amounts in the Cash Collateral Account towards Obligations rather than leaving it in the Cash Collateral Account.

11.      MISCELLANEOUS

          11.1 GOVERNING LAW

         11.1     Governing Law.

         This Agreement and all transactions, assignments and transfers hereunder, and all the rights of the parties hereto shall be governed as to the validity, construction, enforcement and in all other respects by the internal laws of the State of Maine. To the extent any provision of this Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Agreement.

          11.2 EXPENSES AND CLOSING FEES

         11.2     Expenses and Closing Fees.

         Whether or not the transactions contemplated hereunder are completed, GSRP shall pay all expenses of any one or more of the Lenders and/or the Administrative Agent relating to negotiating, preparing, documenting, closing and enforcing this Agreement, relating to the making by any one or more of the Lenders of any Advances hereunder to GSRP and/or relating to the performance of the duties of the Administrative Agent hereunder and under the other Security Documents, including, but not limited to:

                    (a) the cost of reproducing this Agreement, the Notes and the other Security Documents;

                    (b) the fees and disbursements of each of the Lender's counsel and the Administrative Agent's counsel;

                  (c) each of the Lender's and the Administrative Agent's out-of-pocket expenses in connection with any audits in respect of GSRP and/or the Collateral conducted by such Lender or the Administrative Agent prior to the date hereof per Schedule 18 hereto;

                  (d) all fees and expenses (including fees and expenses of counsel to each of the Lenders and counsel to the Administrative Agent) relating to any amendments, waivers, consents or review of documents in connection with this Agreement or relating to the funding of any Advance hereunder;

                  (e) all costs, outlays, attorneys' fees and expenses of every kind and character had or incurred in (i) the enforcement of any of the provisions of, or rights and remedies under, this Agreement, any assignment agreement, or any other Security Document and (ii) the preparation for, negotiations regarding, consultations concerning, or the defense of legal proceedings involving, any claim or claims made or threatened against any one or more of the Lenders and/or the Administrative Agent arising out of this transaction or the protection of the Collateral securing the Obligations, expressly including, without limitation, the defense by any Lender or the Administrative Agent of any legal proceedings instituted or threatened by any Person to seek to recover or set aside any payment or setoff theretofore received or applied by such Lender or the Administrative Agent with respect to the Obligations;

                    (f) all expenses relating to the Approved Escrow Accounts;

                  (g) all expenses  relating to the safekeeping of the Contracts by the Administrative Agent (including, without limitation, the retention by the Administrative Agent of any custodian or trust department to safekeep such Contracts);

                  (h) all filing and recording fees, costs and expenses which may be incurred by any one or more of the Lenders and/or the Administrative Agent with respect to the filing or recording of any document or instrument relating to the transactions described in this Agreement or the other Security Documents;

                  (i) the Administrative Agent's advances (together with interest thereon as provided for herein) in respect of any of GSRP's expenses or undertakings to make payments set forth herein or in any other Security Document for which the Administrative Agent shall have paid such expenses or made such payments in accordance with the terms and conditions hereof or such other Security Documents, and

                  (j) all fees, costs and expenses owing to the Disbursement Agent under the Loan Disbursement Agreement, provided that the aggregate amount of such fees shall not exceed $40,000 (in addition to all costs and expenses in respect thereof) and all fees owing to the Administrative Agent under Section 10.9 hereof,

(all of the foregoing in this Section 11.2 being referred to herein as, the "Loan Costs").

          11.3 PARTIES, SUCCESSORS AND ASSIGNS

         11.3     Parties, Successors and Assigns.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (except that GSRP may not assign any of its rights hereunder), and all representations, covenants, provisions and agreements by or on behalf of GSRP which are contained in this Agreement shall inure to the benefit of the successors and assigns of the Lenders and the Administrative Agent. Except as provided in this Section 11.3, this Agreement shall not create and shall not be construed as creating any rights enforceable by, or benefits in favor of, any Person not a party hereto.

          11.4 NOTICES

         11.4     Notices.

         All notices or demands by any Person hereunder to any other Person hereunder relating to this Agreement or any other Security Document shall, except as otherwise provided herein, be in writing and sent by certified or registered United States mail, first class postage prepaid and return receipt requested, or by a nationally recognized overnight courier service with all delivery fees prepaid. Notices shall be deemed received

                  (a) on the 3rd succeeding Business Day following deposit in the United States mail, certified or registered and first class postage prepaid and return receipt requested, provided that notices to the Administrative Agent shall not be effective until received or

                  (b) upon delivery if sent by nationally recognized overnight courier with all delivery fees prepaid.

Notices and demands shall be addressed, if to GSRP, at the mailing address set forth on Schedule 19 to this Agreement or to such other address as GSRP may from time to time specify in writing or, if to a Lender, at the mailing address of such Lender set forth on Schedule 19 hereto or to such other address as such Lender may from time to time specify in writing to GSRP or, if to the Administrative Agent, at the mailing address of the Administrative Agent set forth on Schedule 19 hereto or to such other address as the Administrative Agent may from time to time specify in writing to GSRP and the Lenders.

          11.5 TOTAL AGREEMENT

         11.5     Total Agreement.

         This Agreement, including the Exhibits, the Schedules and the other agreements referred to herein, is the entire agreement between the parties hereto relating to the subject matter hereof, incorporates or rescinds all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and may not be changed or terminated orally or by course of conduct. Any provision of this Agreement may be modified, changed or waived only in a writing executed by the Required Parties and GSRP, provided that

                  (a) any such modification, change or waiver which (i) increases the amount of any of the Commitments or reduces the principal amount of the Loan (or any component defined term thereof), (ii) changes any Lender's Pro Rata Share or the Loan Exposure, (iii) changes the defined term "Required Parties," "Project Required Lenders" (or any component defined term thereof), "Maturity Date" (or any component defined term thereof), or "Note" (or any component defined term thereof), (iv) decreases the Interest Rate or the Default Rate, (v) postpones the date on which any interest or any fees are payable or how proceeds from the sale of Quartershare Interests or Commercial Units are collected and distributed to the Lenders, (vi) releases all, substantially all, or any material portion of the Collateral (other than as expressly contemplated herein and in the other Security Documents) or (vii) changes any provision of this Section 11.5, shall become effective only after having been consented to in writing by all of the Lenders,

                  (b) any such modification, change or waiver in respect of any provision of any Note (other than a provision incorporated by reference therein to which another clause of this Section 11.5 is applicable) shall become effective only after having been consented to in writing by the Lender holding such Note and

                  (c) any such modification, change or waiver which affects any of the rights, duties or obligations of the Administrative Agent hereunder or under any other Security Document (including, without limitation, any modification or change in Section 10 hereof) shall become effective only after being consented to, in writing, by the Administrative Agent.

The failure or delay of any Lender or the Administrative Agent to exercise or enforce any rights, Liens, powers, remedies, conditions or other terms hereunder or under any other agreement or instrument executed in connection herewith shall not operate as a waiver of any such rights, Liens, powers, remedies, conditions or other terms.

          11.6 SURVIVAL

         11.6     Survival.

         All warranties, representations and covenants made by GSRP herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Lenders and shall survive the delivery to the Lenders of the Notes regardless of any investigation made by the Lenders or on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by GSRP hereunder.

          11.7 SET-OFF

         11.7     Set-Off.

         In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by GSRP at any time or from time to time, without notice to GSRP or any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other indebtedness at any time held or owing by such Lender to or for the creditor or the account of GSRP against and on account of the obligations and liabilities of GSRP to such Lender under this
Agreement and participations therein and the other Security Documents, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement or any other Security Document, irrespective of whether or not (a) such Lender shall have made any demand hereunder or (b) the principal of or the interest on the Loan or any other amounts due hereunder shall have become due and payable pursuant to Section 8 hereof and although said obligations and liabilities, or any of them, may be contingent or unmatured.

          11.8 RATABLE SHARING

         11.8     Ratable Sharing.

         To the extent that any Lender holding all or part of the Loan shall receive payments (whether by voluntary payment, by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Security Documents or otherwise) of the Loan which is greater proportionally than other similarly situated Lenders, such Lender receiving such proportionately greater payment (the "purchasing Lender") shall (a) notify the Administrative Agent and each other similarly situated Lender (a "selling Lender") of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from such selling Lenders simultaneously upon the receipt by such selling Lenders of their ratable portion of such payment) from such selling Lenders such that such payment shall be shared ratably among the purchasing Lender and the selling Lenders; provided that if all or part of such payment received by such purchasing Lender is thereafter recovered from such purchasing Lender upon the bankruptcy or reorganization of GSRP or otherwise, the participations therein acquired from the selling Lenders shall be rescinded and the purchase prices paid for such participations shall be returned to such selling Lenders to the extent of such recovery, but without interest. GSRP expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by GSRP to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder. For the avoidance of doubt, a similarly situated Lender shall be
(a) a holder of a portion of the Steamboat Loan when the other Lender is also a holder of a portion of the Steamboat Loan and the payment is in respect of Steamboat Obligations, (b) a holder of a portion of the Canyons Loan when the other Lender is also a holder of a portion of the Canyons Loan and the payment is in respect of Canyons Obligations, (c) a holder of a portion of the *Sugarbush Loan when the other Lender is also a holder of a portion of the *Sugarbush Loan and the payment is in respect of *Sugarbush Obligations, (d) a holder of a portion of the *Sugarloaf Loan when the other Lender is also a holder of a portion of the *Sugarloaf Loan and the payment is in respect of *Sugarloaf Obligations, (e) a holder of a portion of the Loan when the payment involved is to be shared by all Lenders ratably hereunder, (f) a holder of a portion of the Jordan Bowl Loan when the other Lender is also a holder of a portion of the Jordan Bowl Loan and the payment is in respect of Jordan Bowl Obligations, (g) a holder of a portion of the Attitash Loan when the other Lender is also a holder of a portion of the Attitash Loan and the payment is in respect of Attitash Obligations, (h) a holder of a portion of the Killington Loan when the other Lender is also a holder of a portion of the Killington Loan and the payment is in respect of Killington Obligations and/or (i) a holder of a portion of the Mt. Snow Loan when the other Lender is also a holder of a portion of the Mt. Snow Loan and the payment is in respect of Mt. Snow Obligations.

          11.9 LITIGATION 226

         11.9     Litigation.

         GSRP HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED ARISING OUT OF THIS AGREEMENT, THE NOTES, ANY OTHER SECURITY DOCUMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER AMONG GSRP, THE LENDERS AND/OR THE ADMINISTRATIVE AGENT OF ANY KIND OR NATURE.

         GSRP, EACH OF THE LENDERS AND THE ADMINISTRATIVE AGENT HEREBY AGREE THAT THE FOLLOWING COURTS:

          STATE COURT: (1) SUPERIOR COURT OF THE STATE OF MAINE FOR OXFORD COUNTY SITTING AT SOUTH PARIS or (2) THE SUPERIOR COURT OF THE STATE OF RHODE ISLAND SITTING AT PROVIDENCE;

          FEDERAL COURT: (1) UNITED STATES DISTRICT COURT FOR MAINE SITTING AT PORTLAND, or (2) UNITED STATES DISTRICT COURT FOR THE DISTRICT OF RHODE ISLAND SITTING AT PROVIDENCE,

SHALL HAVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG GSRP, THE LENDERS AND/OR THE ADMINISTRATIVE AGENT PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OTHER SECURITY DOCUMENT OR ANY MATTER ARISING HEREFROM OR THEREFROM. GSRP, EACH OF THE LENDERS AND THE ADMINISTRATIVE AGENT EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN ANY SUCH COURT.

         THE STIPULATIONS OF GSRP IN THIS SECTION 11.9 SHALL SURVIVE THE FINAL PAYMENT OF ALL OF THE OBLIGATIONS OF GSRP AND THE RESULTING TERMINATION OF THIS AGREEMENT.

         NEITHER THE LENDERS NOR THE ADMINISTRATIVE AGENT SHALL BE RESPONSIBLE FOR ANY LOST PROFITS OF GSRP ARISING FROM ANY BREACH OF CONTRACT, TORT (EXCLUDING ANY LENDER'S OR the Administrative Agent'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) FOR ANY OTHER WRONG ARISING FROM THE ESTABLISHMENT, ADMINISTRATION, FAILURE TO FUND OR COLLECTION OF THE CREDIT EXTENDED UNDER THIS AGREEMENT.

          11.10 POWER OF ATTORNEY

         11.10    Power of Attorney.

         GSRP hereby makes, constitutes and appoints the Administrative Agent the true and lawful agent and attorney-in-fact of GSRP, with full power of substitution, (a) during the existence of any Event of Default, to receive, open and dispose of all mail addressed to GSRP relating to the Contracts; (b) during the existence of any Event of Default, to open all such mail and remove therefrom any notes, checks, acceptances, drafts, money orders or other instruments constituting Collateral, with full power to endorse the name of GSRP upon any such notes, checks, acceptances, drafts, money orders, instruments or other documents, and to effect the deposit and collection thereof, and the Administrative Agent shall have the further right and power to endorse the name of GSRP on any documents relating to the Collateral; (c) to execute on behalf of GSRP assignments, notices of assignment, financing statements and other public records and notices in respect of the Contracts; (d) during the existence of any Event of Default, to notify Purchasers of the Contracts to make all payments thereunder directly to the Administrative Agent at an address to be designated by the Administrative Agent and to execute and send other notices to such Purchasers and obligors as the Administrative Agent may deem necessary in order to protect and/or collect the same; and (e) to do any and all things necessary or take action in the name and on behalf of GSRP to carry out the intent of this Agreement, including, without limitation, the grant of the security interest provided herein and to perfect and protect the security interest granted to the Administrative Agent with respect to the Collateral and the Administrative Agent's rights created under this Agreement, to act on behalf of GSRP in connection with obtaining funds from any Approved Escrow Account and to endorse any checks or other instruments of payment in respect of any payment, performance or other surety bond made payable to GSRP or to GSRP and the Administrative Agent jointly. GSRP agrees that neither the Administrative Agent nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this
Section 11.10 except for its own gross negligence or willful misconduct. The power of attorney granted under this Section 11.10 is coupled with an interest and shall be irrevocable during the term of this Agreement.

          11.11 SURVIVAL OF INDEMNITIES

         11.11    Survival of Indemnities.

         All indemnities set forth in this Agreement shall survive the execution and delivery of this Agreement and the execution and delivery of the Notes as well as the payment in full of the Notes and the otherwise full performance of this Agreement.

          11.12 CONFLICTING OBLIGATIONS; RIGHTS AND REMEDIES

         11.12    Conflicting Obligations; Rights and Remedies.

         To the extent that the terms of any of the Security Documents contain conflicting obligations, the terms set forth in this Agreement shall be deemed to be the controlling terms, provided that all rights and remedies of the Administrative Agent under the Security Documents are cumulative and in addition to every other right or remedy, and no right or remedy is intended to be exclusive of any other right or remedy.

          11.13 INDEPENDENT NATURE OF LENDERS' RIGHTS

         11.13    Independent Nature of Lenders' Rights.

         Nothing contained herein or in any other Security Document, and no action taken by the Lenders pursuant hereto or thereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

          11.14 SEVERABILITY

         11.14    Severability.

         In case any provision in or obligation under this Agreement or the Notes shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          11.15 DUPLICATE ORIGINALS, EXECUTION IN COUNTERPART

         11.15    Duplicate Originals, Execution in Counterpart.

         Two or more duplicate originals of this Agreement may be signed by the parties hereto, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

          11.16 CONSENT

         11.16    Consent.

         For the avoidance of doubt, the Lenders and the Administrative Agent hereby agree and consent to GSRP's having entered into, and performing under, Note Purchase Agreement.

          11.17 SUBORDINATION OF NOTE PURCHASE AGREEMENT

         11.17    Subordination of Note Purchase Agreement.

         The following terms shall have the following definitions for purposes of this Section 11.17:

                  Senior Loan Debt -- all of GSRP's loan indebtedness, loan liabilities and loan obligations, whether now existing or hereafter arising, under the this Agreement and the Notes and the other obligations in respect of the Loan.

                  Subordinated Debt -- all of the indebtedness, liabilities and obligations of the Assignor whether now existing or hereafter arising, under the Note Purchase Agreement and all other instruments and documents executed and delivered in connection therewith.

         No holder of Subordinated Debt or any administrative agent in respect thereof shall have any right to exercise or issue a direction to exercise any remedy under the Security Documents or to receive any proceeds of any collateral provided for herein or therein unless and until all Senior Loan Debt shall have been fully and finally paid.

   [Remainder of page intentionally left blank. Next page is signature page.]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

GSRP:                                       Lender:

GRAND SUMMIT RESORT                         TEXTRON FINANCIAL CORPORATION
PROPERTIES, INC.




By_______________________                   By__________________________
         Name:                                       Name:
         Title:                                      Title:

                                                     Type  of  Commitment/Amount
                                                     of Commitment:  Jordan Bowl
                                                     Inventory           Advance
                                                     Commitment ($5,124,657.98),
                                                     Attitash  Inventory Advance
                                                     Commitment ($1,022,717.86),
                                                     Killington        Inventory
                                                     Advance          Commitment
                                                     ($4,401,944.80),  Mt.  Snow
                                                     Inventory           Advance
                                                     Commitment ($6,417,142.95),
                                                     Steamboat      Construction
                                                     Project Advance  Commitment
                                                     ($6,516,768.21  +  {50%  of
                                                     each  dollar  of  principal
                                                     repaid  in  respect  of the
                                                     Jordan    Bowl    Inventory
                                                     Advance Note,  the Attitash
                                                     Inventory Advance Note, the
                                                     Killington        Inventory
                                                     Advance  Note  and  the Mt.
                                                     Snow Inventory Advance Note
                                                     held by  Textron  Financial
                                                     Corporation up to a maximum
                                                     of  $8,483,231.79}  --  the
                                                     total  possible  amount  of
                                                     Steamboat      Construction
                                                     Project Advance  Commitment
                                                     shall      not       exceed
                                                     $15,000,000),     Steamboat
                                                     Inventory           Advance
                                                     Commitment ($6,516,768.21 +
                                                     {50%  of  each   dollar  of
                                                     principal repaid in respect
                                                     of    the    Jordan    Bowl
                                                     Inventory Advance Note, the
                                                     Attitash  Inventory Advance
                                                     Note,     the    Killington
                                                     Inventory  Advance Note and
                                                     the  Mt.   Snow   Inventory
                                                     Advance    Note   held   by
                                                     Textron           Financial
                                                     Corporation up to a maximum
                                                     of  $8,483,231.79}  --  the
                                                     total  possible  amount  of
                                                     Steamboat Inventory Advance
                                                     Commitment shall not exceed
                                                     $15,000,000),       Canyons
                                                     Construction        Project
                                                     Advance          Commitment
                                                     ($6,516,768.21  +  {50%  of
                                                     each  dollar  of  principal
                                                     repaid  in  respect  of the
                                                     Jordan    Bowl    Inventory
                                                     Advance Note,  the Attitash
                                                     Inventory Advance Note, the
                                                     Killington        Inventory
                                                     Advance  Note  and  the Mt.
                                                     Snow Inventory Advance Note
                                                     held by  Textron  Financial
                                                     Corporation up to a maximum
                                                     of  $8,483,231.79}  --  the
                                                     total  possible  amount  of
                                                     Canyons        Construction
                                                     Project Advance  Commitment
                                                     shall      not       exceed
                                                     $15,000,000)   and  Canyons
                                                     Inventory           Advance
                                                     Commitment ($6,516,768.21 +
                                                     {50%  of  each   dollar  of
                                                     principal repaid in respect
                                                     of    the    Jordan    Bowl
                                                     Inventory Advance Note, the
                                                     Attitash  Inventory Advance
                                                     Note,     the    Killington
                                                     Inventory  Advance Note and
                                                     the  Mt.   Snow   Inventory
                                                     Advance    Note   held   by
                                                     Textron           Financial
                                                     Corporation up to a maximum
                                                     of  $8,483,231.79}  --  the
                                                     total  possible  amount  of
                                                     Steamboat Inventory Advance
                                                     Commitment shall not exceed
                                                     $15,000,000)

                                     Lender:

                                                 GREEN TREE FINANCIAL SERVICING
                                                  CORPORATION



                                                 By_____________________________
                                                           Name:
                                                           Title:

                                                     Type  of  Commitment/Amount
                                                     of Commitment:  Jordan Bowl
                                                     Inventory           Advance
                                                     Commitment ($4,950,532.96),
                                                     Attitash  Inventory Advance
                                                     Commitment   ($987,968.08),
                                                     Killington        Inventory
                                                     Advance          Commitment
                                                     ($4,252,376.04),  Mt.  Snow
                                                     Inventory           Advance
                                                     Commitment ($6,199,102.03),
                                                     Steamboat      Construction
                                                     Project Advance  Commitment
                                                     ($6,805,010.45  +  {50%  of
                                                     each  dollar  of  principal
                                                     repaid  in  respect  of the
                                                     Jordan    Bowl    Inventory
                                                     Advance Note,  the Attitash
                                                     Inventory Advance Note, the
                                                     Killington        Inventory
                                                     Advance  Note  and  the Mt.
                                                     Snow Inventory Advance Note
                                                     held    by    Green    Tree
                                                     Financial         Servicing
                                                     Corporation up to a maximum
                                                     of  $8,194,989.55}  --  the
                                                     total  possible  amount  of
                                                     Steamboat      Construction
                                                     Project Advance  Commitment
                                                     shall      not       exceed
                                                     $15,000,000),     Steamboat
                                                     Inventory           Advance
                                                     Commitment ($6,805,010.45 +
                                                     {50%  of  each   dollar  of
                                                     principal repaid in respect
                                                     of    the    Jordan    Bowl
                                                     Inventory Advance Note, the
                                                     Attitash  Inventory Advance
                                                     Note,     the    Killington
                                                     Inventory  Advance Note and
                                                     the  Mt.   Snow   Inventory
                                                     Advance  Note held by Green
                                                     Tree  Financial   Servicing
                                                     Corporation up to a maximum
                                                     of  $8,194,989.55}  --  the
                                                     total  possible  amount  of
                                                     Steamboat Inventory Advance
                                                     Commitment shall not exceed
                                                     $15,000,000),       Canyons
                                                     Construction        Project
                                                     Advance          Commitment
                                                     ($6,805,010.45  +  {50%  of
                                                     each  dollar  of  principal
                                                     repaid  in  respect  of the
                                                     Jordan    Bowl    Inventory
                                                     Advance Note,  the Attitash
                                                     Inventory Advance Note, the
                                                     Killington        Inventory
                                                     Advance  Note  and  the Mt.
                                                     Snow Inventory Advance Note
                                                     held    by    Green    Tree
                                                     Financial Corporation up to
                                                     a maximum of $8,194,989.55}
                                                     --   the   total   possible
                                                     amount      of      Canyons
                                                     Construction        Project
                                                     Advance   Commitment  shall
                                                     not  exceed   $15,000,000))
                                                     and    Canyons    Inventory
                                                     Advance          Commitment
                                                     ($6,805,010.45  +  {50%  of
                                                     each  dollar  of  principal
                                                     repaid  in  respect  of the
                                                     Jordan    Bowl    Inventory
                                                     Advance Note,  the Attitash
                                                     Inventory Advance Note, the
                                                     Killington        Inventory
                                                     Advance  Note  and  the Mt.
                                                     Snow Inventory Advance Note
                                                     held    by    Green    Tree
                                                     Financial         Servicing
                                                     Corporation up to a maximum
                                                     of  $8,194,989.55}  --  the
                                                     total  possible  amount  of
                                                     Steamboat Inventory Advance
                                                     Commitment shall not exceed
                                                     $15,000,000)

ADMINISTRATIVE AGENT:

TEXTRON FINANCIAL CORPORATION




By______________________

         Name:
         Title:

                                   Schedule 1
            List of certain Costs and Expenses or Approval of Lenders

                                  Schedule 2-A
                         Description of Canyons Project

                                  Schedule 2-B
                        Description of Steamboat Project

                                  Schedule 2-C
                        Description of Sugarbush Project



                             Intentionally omitted.

                                  Schedule 2-D
                        Description of Sugarloaf Project


                             Intentionally omitted.

                                  Schedule 2-E
                       Description of Jordan Bowl Project

                                  Schedule 2-F
                         Description of Attitash Project

                                  Schedule 2-G
                        Description of Killington Project

                                  Schedule 2-H
                         Description of Mt. Snow Project

                                   Schedule 3
                       Schedule of Minimum Release Prices

                                   Schedule 4
                              Permitted Exceptions


See Schedule B to Lawyers Title Policy issued under LSA I, as endorsed in connection with the Inventory Advances in respect of the 1997 Projects, Schedule B to the Transnation Title Insurance Policy in connection with the Construction Project Advances for the Steamboat Project and Schedule B to the First American Title Insurance Policy issued in connection with the Construction Project Advances for the Canyons Project.

                                   Schedule 5

Intentionally Omitted

                                   Schedule 6
                 Textron Financial Corporation Purchase Facility

                                   Schedule 7
                              Payment Instructions

Payments from GSRP to the Administrative Agent:

Name:  Textron Financial Corporation
Bank:  The First National Bank of Chicago, Chicago, Illinois
ABA #:  071-000-013
Account #:  5535921
Ref:  Grand Summit Resort Properties, Inc. Loan/[Type of Loan][Type of Payment]

Payments from any Lender to the Administrative Agent:

Name:  Textron Financial Corporation
Bank:  The First National Bank of Chicago, Chicago, Illinois
ABA #:  071-000-013
Account #:  5535921
Ref:  Grand Summit Resort Properties, Inc. Loan

                                   Schedule 8
                           Property-Related Contracts

                                   Schedule 9
                  Names of Affiliates and Nature of Affiliation

                                   Schedule 10
                          General Business Description

          Grand Summit Resort Properties, Inc. is a Maine corporation established for the limited purpose of developing and operating hotel properties with residential quartershare interests and conference facilities. Grand Summit Resort Properties, Inc. owns no other properties other than the Projects.

                                   Schedule 11
                 Financial Statements of GSRP and Host Companies

                                   Schedule 12
                                   Litigation

                                   Schedule 13
                                Permitted Leases

                                   Schedule 14
                              Hazardous Substances

                                   Schedule 15
                      Licenses, Permits, etc. not obtained

None

                                   Schedule 16

Intentionally Omitted

                                   Schedule 17
                           Deferred Compensation Plans

GSRP does not have any employees and, therefore, does not have any deferred compensation plans.

                                   Schedule 18
                                  List of Fees

None

                                   Schedule 19
                        Addresses for Notices and Demands


Grand Summit Resort Properties, Inc.
PO Box 450
Sunday River Road Bethel, ME  04217

         Attn:  Chris Howard

Textron Financial Corporation
Resort Receivables Finance Division
333 East River Drive
Suite 305
East Hartford, CT  06108

         Attn:  Nicolas Mecca

with a copy to:

Textron Financial Corporation
P.O. Box 6687
Providence, Rhode Island  02940-6687

         Attn:  Division Counsel - RRD

Green Tree Financial Servicing Corporation
100 North Point Center, East
Suite 200
Alpharette, GA  30022

         Attn:    Christopher Gouskos
                  Senior Vice President